SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

    /X/      Preliminary Proxy Statement

    / /      Confidential, for Use of the Commission Only (as permitted by Rule
             14a-6(e)2))
    / /      Definitive Proxy Statement
    / /      Definitive Additional Materials
    |_|      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14(a)-12

                              THE LEHIGH GROUP INC.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

    Payment of filing fee (check the appropriate box):

    /X/      No fee required.

    / /      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
             0-11.

    (1)      Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

    (2)      Aggregate number of securities to which transaction applies:

             271,679,461

--------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------


    (4)      Proposed maximum aggregate value of transaction:

    (5)      Total fee paid:

    / /      Fee paid previously with preliminary materials.

    /X/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:   5,568.66

--------------------------------------------------------------------------------

         (2)      Form, Schedule or Registration Statement no.:  333-11955

--------------------------------------------------------------------------------

         (3)      Filing Party:  The Lehigh Group, Ltd.

--------------------------------------------------------------------------------

         (4)      Date Filed:  May 14, 1997

                              THE LEHIGH GROUP INC.

                               810 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10019

                           --------------------------

                                 PROXY STATEMENT

                                       FOR

                         SPECIAL MEETING OF STOCKHOLDERS

                               _____________, 1997

                           --------------------------

                                  INTRODUCTION

         The Proxy accompanying this Proxy Statement/Prospectus is being solicited by the Board of Directors of The Lehigh Group Inc., a Delaware corporation ("Lehigh"), for use at the Special Meeting of Stockholders of Lehigh (the "Special Meeting") to be held at ___________________________________, New
York, New York  _____________  on  _____________,  _____________,  1997 at _____
_.m., local time, and at any adjournments thereof.

         The principal executive offices of Lehigh are located at 810 Seventh Avenue, New York, New York 10019. The approximate date on which this Proxy Statement/Prospectus and the accompanying Proxy will first be sent or given to stockholders is ___________, 1997.

                        RECORD DATE AND VOTING SECURITIES

         Only stockholders of record at the close of business on __________, 1997, the record date (the "Record Date") for the Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting and any adjournment(s) thereof. As of the close of business on the Record Date, there were outstanding 11,276,750 shares of Lehigh's common stock, $.001 par value (the "Lehigh Common Stock"). Each outstanding share of Lehigh Common Stock is entitled to one vote. A majority of the outstanding shares of Lehigh Common Stock present in person or by Proxy is required for a quorum.

                                VOTING OF PROXIES

         Shares of Lehigh Common Stock represented by Proxies that are properly executed, duly returned and not revoked will be voted in accordance with the instructions contained therein. If no instructions are contained in a Proxy, the shares of Lehigh Common Stock represented thereby will be voted in favor of the following proposals: (1) the adoption of amendments to the Restated Certificate of Incorporation of Lehigh, which will amend the current Certificate of Incorporation by: (A) eliminating cumulative voting for directors; (B) eliminating action by stockholders by written consent; (C) fixing the number of members of the Board of Directors at between seven and eleven, as determined from time-to-time by the Board of Directors; and (D) requiring any further amendment to the provisions of the Certificate of Incorporation addressed by items (A) through (C) to require the vote of the holders of at least 60% of the outstanding shares of Lehigh Common Stock (collectively, the "Certificate Amendments"); (2) the adoption of an amendment to the Restated Certificate of Incorporation of Lehigh, which will amend the current Certificate of Incorporation by changing the name of the corporation from "The Lehigh Group Inc." to "First Medical Group, Inc." (subject to completion of the Merger); (3) the election of five directors to the Board of Directors (subject to completion of the Merger); (4) ratification of the appointment of BDO Seidman, LLP as the independent certified public accountants for Lehigh for the fiscal year ending December 31, 1996; and (5) such other business as may properly come before the Special Meeting or any adjournments thereof. The execution of a Proxy will in no way affect a stockholder's right to attend the Special Meeting and to vote in person. Any Proxy executed and returned by a stockholder may be revoked at any time thereafter by written notice of revocation given to the Secretary of Lehigh prior to the vote to be taken at the Special Meeting, by execution of a subsequent Proxy that is presented at the Meeting, or by voting in person at the Special Meeting, in any such case, except as to any matter or matters upon which a vote shall have been cast pursuant to the authority conferred by such Proxy prior to such revocation. Broker "non-votes" and the shares as to which a stockholder abstains are included for purposes of determining whether a quorum of shares is present at a meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Broker "non-votes" are not included in the tabulation of the voting results on the election of directors or issues requiring approval of a majority of the votes cast and, therefore, do not have the effect of votes in opposition in such tabulations. Proxies marked as abstaining with respect to the proposal to ratify the appointment of independent auditors will have the effect of a vote against such proposal.

         The cost of solicitation of the Proxies being solicited on behalf of the Board of Directors will be borne by Lehigh. In addition to the use of the mails, proxy solicitation may be made by telephone, telegraph, overnight courier and personal interview by officers, directors and employees of Lehigh. Lehigh will, upon request, reimburse brokerage houses and persons holding Lehigh Common Stock in the names of their nominees for their reasonable expenses in sending soliciting material to their principals.

                              THE LEHIGH GROUP INC.

                               810 SEVENTH AVENUE
                                   27TH FLOOR

                            NEW YORK, NEW YORK 10019

                                                                    May __, 1997

Dear Stockholder:

         You are cordially invited to attend the Special Meeting of Stockholders of The Lehigh Group Inc. ("Lehigh"), which will be held on ________ __, 1997, at ______________________________________ at ____ Eastern Time (the "Special
Meeting").

         At this meeting, you will be asked to consider and vote upon a proposal (the "Merger Proposal") to approve the proposed merger (the "Merger") of Lehigh Management Corp., a wholly-owned subsidiary of Lehigh ("Merger Sub"), into First Medical Corporation ("FMC"), pursuant to an Agreement and Plan of Merger dated as of October 29, 1996, as amended (the "Merger Agreement"), among Lehigh, FMC and Merger Sub.

         If the Merger Proposal is approved by stockholders, each share of the Common Stock of FMC (the "FMC Common Stock") would be exchanged for (i) 1,127.675 shares of the Common Stock, $.001 par value per share (the "Lehigh Common Stock"), of Lehigh and (ii) 103.7461 shares of the Series A Convertible Preferred Stock, par value $.001 (the "Lehigh Preferred Stock"), of Lehigh. As more fully described in the accompanying Proxy Statement/Prospectus, each share of Lehigh Preferred Stock will be convertible into 250 shares of Lehigh Common Stock and will have a like number of votes per share, voting together with the Lehigh Common Stock. As a result of these actions, immediately following the Merger, current Lehigh stockholders and FMC stockholders will each own 50% of the issued and outstanding shares of Lehigh Common Stock. In the event that all of the shares of Lehigh Preferred Stock issued to the FMC stockholders are converted into Lehigh Common Stock, current Lehigh stockholders will own approximately 4% and FMC stockholders will own approximately 96% of the issued and outstanding shares of Lehigh Common Stock.

         Approval of the Merger will also constitute approval of an amendment to the Restated Certificate of Incorporation of Lehigh to provide for "blank check" preferred stock by delegating to the Lehigh Board of Directors the authority to designate, and to fix the number, rights, preferences, restriction and limitations of, one or more series of preferred stock (including the Lehigh Preferred Stock to be issued in connection with the Merger).

         You will also be asked at the Special Meeting to vote on: (1) the adoption of amendments to the Restated Certificate of Incorporation of Lehigh, which will amend the current Certificate of Incorporation by: (A) eliminating cumulative voting for directors; (B) eliminating action by stockholders by written consent; (C) fixing the number of members of the Board of Directors at between seven and eleven, as determined from time-to-time by the Board of Directors; and (D) requiring any further amendment to the provisions of the Certificate of Incorporation addressed by items (A) through (C) to require the vote of the holders of at least 60% of the outstanding shares of Lehigh Common Stock (collectively, the "Certificate Amendments"); (2) the adoption of an amendment to the Restated Certificate of Incorporation of Lehigh, which will amend the current Certificate of Incorporation by changing the name of the corporation from "The Lehigh Group Inc." to "First Medical Group, Inc." (subject to completion of the Merger); (3) the election of five directors to the Board of Directors (subject to completion of the Merger); (4) ratification of the appointment of BDO Seidman, LLP as the independent certified public accountants for Lehigh for the fiscal year ending December 31, 1996; and (5) such other business as may properly come before the Special Meeting or any adjournments thereof.

         The   accompanying   Proxy   Statement/Prospectus   provides   detailed
information concerning the Merger and certain additional information. You are urged to read and carefully consider this information.

         THE BOARD OF DIRECTORS BELIEVES THAT THE MERGER AND THE MERGER AGREEMENT ARE FAIR TO, AND IN THE BEST INTERESTS OF, LEHIGH. THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT, AND RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE MERGER PROPOSAL.

         All stockholders are invited to attend the Special Meeting in person. Approval of the Merger Proposal and the "blank check" preferred stock will require the affirmative vote of a majority of the outstanding shares of Lehigh Common Stock. Adoption of the Certificate Amendments eliminating cumulative voting for directors and fixing the number of directors at between six and nine requires the affirmative vote of the holders of a majority of the outstanding shares of Lehigh common stock or 80% of such shares voting at the Special Meeting, whichever is greater. Adoption of the change of the corporation's name requires the affirmative vote of a majority of the outstanding shares of Lehigh Common Stock. The election of directors requires the affirmative vote of a plurality of the votes cast by all stockholders represented and entitled to vote thereon. As of the Record Date for the Special Meeting, FMC is the beneficial owner of approximately 25.4% of the issued and outstanding shares of Lehigh Common Stock.

         Because of the significance of the proposed transaction to Lehigh, your participation in the Special Meeting, in person or by proxy, is especially important.

         In order that your shares may be represented at the Special Meeting, you are urged to complete, sign, date and return promptly the accompanying Proxy in the enclosed envelope, whether or not you plan to attend the Special Meeting. If you attend the Special Meeting in person, you may, if you wish, vote personally on all matters brought before the Special Meeting even if you have previously returned your Proxy.

                                        Sincerely,

                                        Salvatore J. Zizza
                                        President and Chief Executive Officer

                              THE LEHIGH GROUP INC.

                               810 SEVENTH AVENUE
                                   27TH FLOOR

                            NEW YORK, NEW YORK 10019

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                         To Be Held on _______ ___, 1997

         NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders of The Lehigh Group Inc. ("Lehigh") will be held on _______ __, 1997, at _____________________________ at ____ __.m., Eastern Time (the "Special
Meeting"), for the following purposes:

         1. To consider and to vote on a proposal (the "Merger Proposal") to approve the proposed merger (the "Merger") of Lehigh Management Corp., a Delaware corporation and a wholly-owned subsidiary of Lehigh ("Merger Sub"), with and into First Medical Corporation, a Delaware corporation ("FMC"), pursuant to an Agreement and Plan of Merger dated as of October 29, 1996, as amended (the "Merger Agreement"), among Lehigh, FMC and Merger Sub, a copy of which is attached to the accompanying Proxy Statement/Prospectus as Appendix A. Approval of the Merger will also constitute approval of an amendment to the Restated Certificate of Incorporation of Lehigh to provide for "blank check" preferred stock by delegating to the Lehigh Board of Directors the authority to designate, and to fix the number, rights, preferences, restriction and limitations of, one or more series of preferred stock (including the Series A Convertible Preferred Stock to be issued in connection with the Merger).

         2. To approve the adoption of amendments to the Restated Certificate of Incorporation of Lehigh which will amend the current Certificate of
Incorporation by: (A) eliminating cumulative voting for directors; (B) eliminating action by stockholders by written consent; (C) fixing the number of members of the Board of Director at between seven and eleven, as determined from time-to-time by the Board of Directors; and (D) requiring any further amendment to the provisions of the Certificate of Incorporation addressed by items (A) through (C) to require the vote of the holders of at least 60% of the outstanding shares of Lehigh Common Stock (collectively, the "Certificate Amendments").

         3. To approve the adoption of an amendment to the Restated Certificate of Incorporation of Lehigh, which will change the name of the corporation from "The Lehigh Group Inc." to "First Medical Group, Inc." (subject to completion of the Merger);

         4. To elect five directors of Lehigh to serve for a one year term and until their successors are elected and qualify (subject to completion of the Merger);

         5. To confirm the appointment of BDO Seidman, LLP as the independent certified public accountants for Lehigh for the year ending December 31, 1996; and

         6. To transact such other business as may properly come before the meeting.

         The foregoing items of business are more fully described in the Proxy Statement/Prospectus accompanying this Notice.

         Only stockholders of record at the close of business on ________ __, 1997 are entitled to notice of, and to vote at, the meeting and any adjournments thereof.

         All stockholders are invited to attend the Special Meeting in person. Approval of the Merger Proposal and the "blank check" preferred stock will require the affirmative vote of a majority of the outstanding shares of Lehigh Common Stock. Adoption of the Certificate Amendments eliminating cumulative voting for directors and fixing the number of directors at between seven and eleven requires the affirmative vote of the holders of a majority of the outstanding shares of Lehigh common stock or 80% of such shares voting at the Special Meeting, whichever is greater. Adoption of the change of the corporation's name requires the affirmative vote of a majority of the outstanding shares of Lehigh common stock. The election of directors requires the affirmative vote of a plurality of the votes cast by all stockholders represented and entitled to vote thereon. As of the Record Date for the Special Meeting, FMC is the beneficial owner of approximately 25.4% of the issued and outstanding shares of Lehigh common stock.

         THE BOARD OF DIRECTORS OF LEHIGH RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE MERGER PROPOSAL AND THE OTHER MATTERS TO BE PRESENTED AT THE SPECIAL MEETING.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        Robert A. Bruno
                                        Secretary

New York, New York
May __, 1997

                             YOUR VOTE IS IMPORTANT

         To ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. To revoke a proxy, you must submit to the Secretary of Lehigh prior to voting, either a signed instrument of revocation or a duly executed proxy bearing a date or time later than the proxy being revoked. If you attend the meeting, you may vote in person even if you previously returned a proxy.

                                                 TABLE OF CONTENTS

                                                                                                               PAGE

AVAILABLE INFORMATION...........................................................................................  2

SUMMARY  .......................................................................................................  3
         The Companies..........................................................................................  3
         Meeting of Stockholders of Lehigh .....................................................................  3
         The Merger.............................................................................................  4
         Price Range of Lehigh Common Stock.....................................................................  9

SELECTED FINANCIAL DATA......................................................................................... 10

RISK FACTORS.................................................................................................... 12

INTRODUCTION.................................................................................................... 18
         Meeting of Stockholders................................................................................ 18
         Purpose of Meeting..................................................................................... 18
         Voting Requirements at the Meeting..................................................................... 19
         Proxies  .............................................................................................. 20

PROPOSAL NO. 1 -- THE MERGER.................................................................................... 20
         General  .............................................................................................. 20

Background to the Merger........................................................................................ 21
         Lehigh Reasons For the Merger; Recommendation of the Lehigh Board...................................... 28

                  .............................................................................................. 30
         Federal Income Tax Consequences........................................................................ 30

Accounting Treatment............................................................................................ 30
         Interests of Certain Members of Lehigh Management in the Merger........................................ 30
         Management After the Merger............................................................................ 30
         Stock Options.......................................................................................... 31
         No Appraisal Rights.................................................................................... 31
         Trading Market......................................................................................... 32
         Effective Time......................................................................................... 32
         The Merger............................................................................................. 32
         Exchange of Shares..................................................................................... 32
         Fractional Shares...................................................................................... 33
         Registration and Listing of Share Consideration........................................................ 33
         Representations and Warranties......................................................................... 34
         Covenants.............................................................................................. 34
         Access to Information.................................................................................. 34
         Additional Covenants................................................................................... 34
         Conditions to the Merger............................................................................... 34
         Termination and Termination Expenses................................................................... 35
         Governmental and Regulatory Approvals.................................................................. 35

CERTAIN FEDERAL INCOME TAX CONSEQUENCES......................................................................... 35
         Consequences to Lehigh and FMC......................................................................... 36
         Consequences to FMC Stockholders....................................................................... 36
         Consequences to Lehigh Stockholders.................................................................... 36
         Limitations on Description............................................................................. 36

PROPOSAL NO. 2 -- THE CERTIFICATE AMENDMENTS.................................................................... 38
         Part A -- Eliminating Cumulative Voting for Directors.................................................. 38
         Part B -- Eliminating Action by Stockholders by Written Consent........................................ 40
         Part C -- Fixing the Number of Directors at between Seven and Eleven................................... 40

                                                                                                               PAGE


         Part  D  --  Requiring  any  Further   Amendment  to  the   Provisions  of  the   Certificate  of
                  Incorporation   addressed  by  Parts  (A)  through  (C)  to  Require  the  Vote  of  the holders of at Least 60% of the Outstanding Shares of Lehigh Common Stock...................... 41

PROPOSAL NO. 4 -- ELECTION OF DIRECTORS......................................................................... 43

PROPOSAL NO. 5 -- RATIFICATION OF INDEPENDENT AUDITORS.......................................................... 52

BUSINESS INFORMATION REGARDING LEHIGH AND MERGER SUB ........................................................... 53
         Lehigh   .............................................................................................. 53
         Merger Sub............................................................................................. 57

LEHIGH MANAGEMENT'S DISCUSSION AND ANALYSIS

OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS................................................................ 58
         Results of Operations.................................................................................. 58

DESCRIPTION OF LEHIGH'S CAPITAL STOCK........................................................................... 63

BUSINESS INFORMATION REGARDING FMC.............................................................................. 66

MANAGEMENT'S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS................................................................... 77

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS OF LEHIGH....................................................... 81

LEGAL MATTERS................................................................................................... 83

EXPERTS  ....................................................................................................... 83

APPENDIX A......................................................................................................A-1

APPENDIX B......................................................................................................B-1

APPENDIX C......................................................................................................C-1

APPENDIX D......................................................................................................D-1

APPENDIX E......................................................................................................E-1

                              THE LEHIGH GROUP INC.

                        11,276,750 SHARES OF COMMON STOCK

            1,037,461 SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK

         259,365,250 SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF
                      SERIES A CONVERTIBLE PREFERRED STOCK

               PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON _______ __, 1997

         This Proxy Statement/Prospectus and the accompanying forms of proxy are being furnished in connection with the solicitation of proxies by the Board of Directors of The Lehigh Group Inc., a Delaware corporation ("Lehigh"), to be used at the Special Meeting of Stockholders of Lehigh to be held on _______ __, 1997 at ______ Eastern Time at _______________, (the "Meeting"). This Proxy Statement/Prospectus and the accompanying form of proxy is first being mailed to stockholders of Lehigh on or about May __, 1997.

         At the Meeting the stockholders of Lehigh will consider and vote on Proposal No. 1 (the "Merger Proposal") -- to approve and adopt the Agreement and Plan of Merger dated as of October 29, 1996, as amended, (the "Merger Agreement"), among Lehigh, First Medical Corporation, a Delaware corporation ("FMC" or the "Company") and Lehigh Management Corp., a Delaware corporation and a wholly-owned subsidiary of Lehigh ("Merger Sub"). The Merger Agreement provides for the merger (the "Merger") of Merger Sub with and into FMC, with FMC to be the surviving corporation (the "Surviving Corporation").

         In the Merger, each share of the Common Stock of FMC (the "FMC Common Stock") would be exchanged for (i) 1,127.675 shares of the Common Stock, $.001 par value per share (the "Lehigh Common Stock"), of Lehigh and (ii) 103.7461 shares of the Series A Convertible Preferred Stock, par value $.001 (the "Lehigh Preferred Stock"), of Lehigh. Each share of Lehigh Preferred Stock will be convertible into 250 shares of Lehigh Common Stock and will have a like number of votes per share, voting together with the Lehigh Common Stock. There are currently outstanding 10,000 shares of FMC Common Stock. Approval of the Merger shall also constitute approval of an amendment to the Restated Certificate of Incorporation of Lehigh to provide for "blank check" preferred stock by delegating to the Lehigh Board of Directors the authority to designate, and to fix the number, rights, preferences, restriction and limitations of, one or more series of preferred stock (including the Lehigh Preferred Stock to be issued in connection with the Merger). As a result of these actions, immediately following the Merger, current Lehigh stockholders and FMC stockholders will each own 50% of the issued and outstanding shares of Lehigh Common Stock. In the event that all of the shares of Lehigh Preferred Stock issued to the FMC stockholders are converted into Lehigh Common Stock, current Lehigh stockholders will own approximately 4% and FMC stockholders will own approximately 96% of the issued and outstanding shares of Lehigh Common Stock.

         At the Meeting, the stockholders of Lehigh will also vote on: Proposal No. 2 -- the adoption of amendments to the Restated Certificate of Incorporation of Lehigh, which will amend the current Certificate of Incorporation by: (A) eliminating cumulative voting for directors; (B) eliminating action by stockholders by written consent; (C) fixing the number of members of the Board of Directors at between seven and eleven, as determined from time to time by the Board of Directors; and (D) requiring any further amendment to the provisions of the Certificate of Incorporation addressed by items (A) through (C) to require the vote of the holders of at least 60% of the outstanding shares of Lehigh Common Stock (collectively, the "Certificate Amendments"); Proposal No. 3 -- changing the name of the corporation from "The Lehigh Group Inc." to "First Medical Group, Inc." (subject to completion of the Merger); Proposal No. 4 -- the election of seven directors to the Board of Directors (subject to completion of the Merger); and Proposal No. 5 -- ratification of the appointment of BDO Seidman, LLP as the independent certified public accountants for Lehigh for the fiscal year ending December 31, 1996.

                STOCKHOLDERS ARE URGED TO CAREFULLY CONSIDER THIS
          PROXY STATEMENT/PROSPECTUS IN ITS ENTIRETY, PARTICULARLY THE
         FACTORS DISCUSSED UNDER THE HEADING "RISK FACTORS" AT PAGE 12.

         THE SECURITIES TO BE ISSUED IN THE MERGER HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          The date of this  Proxy  Statement/Prospectus  is May __, 1997.

         This Proxy Statement/Prospectus also serves as a Prospectus of Lehigh under the Securities Act of 1933, as amended (the "Securities Act"), relating to the shares of Lehigh Common Stock and Lehigh Preferred Stock issuable in connection with the Merger, and the shares of Lehigh Common Stock issuable upon conversion of the Lehigh Preferred Stock.

         No person is authorized to give any information or to make any representation other than those contained in this Proxy Statement/Prospectus, and if given or made, such information or representation should not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell, or a solicitation of an offer to purchase, the securities offered by this Proxy Statement/Prospectus, or the solicitation of a proxy, in any jurisdiction in which such offer or solicitation may not lawfully be made. Neither the delivery of this Proxy Statement/Prospectus nor any distribution of securities pursuant to this Proxy Statement/Prospectus shall, under any circumstances, create an implication that there has been no change in the information set forth herein since the date of this Proxy Statement/Prospectus.

                              AVAILABLE INFORMATION

         Lehigh is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports and other information with the Securities and Exchange Commission (the "SEC"). Reports and other information filed by Lehigh can be inspected and copied at the public reference facilities at the SEC's office at 450 Fifth Street, N.W., Washington, D.C. 20549, at the SEC's Regional Office at Seven World Trade Center, New York, New York 10048 and at the SEC's Regional Office at Citicorp Center, 500 W. Madison Street, Chicago, Illinois 60621. Copies of such material can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Such material and other information concerning Lehigh can be inspected and copied at the offices of the New York Stock Exchange, 20 Broad Street, Inc., New York, New York 10005. Such material may also be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov.

         Lehigh has filed with the SEC a Registration Statement on Form S-4 (the "Registration Statement") under the Securities Act covering the securities described herein. This Proxy Statement/Prospectus does not contain all of the information set forth in the Registration Statement, certain parts of which are omitted in accordance with the rules and regulations of the SEC. Statements contained herein or incorporated herein by reference concerning the provisions of documents are summaries of such documents, and each statement is qualified in its entirety by reference to the applicable document if filed with the SEC or attached as an appendix hereto. For further information, reference is hereby made to the Registration Statement and the exhibits filed therewith. The Registration Statement and any amendments thereto, including exhibits filed as a part thereof, are available for inspection and copying as set forth above.

                                     SUMMARY

         The following is a brief summary of certain information contained elsewhere in this Proxy Statement/Prospectus. This Summary does not contain a complete statement of all material features of the proposals to be voted on and is qualified in its entirety by the more detailed information appearing elsewhere in this Proxy Statement/Prospectus and in the Appendices annexed hereto.

THE COMPANIES

Lehigh.........................  Lehigh  (formerly  The LVI Group Inc.)  through its wholly-owned subsidiary, HallMark Electrical Supplies Corp. ("HallMark"), is engaged in the distribution of electrical supplies for the construction industry both domestically (primarily in the New York
                                 Metropolitan area) and for export. See "Business Information Regarding Lehigh and Merger Sub."

                                 On ________  __,  1997,  there were  11,276,750
                                 shares of Lehigh Common Stock outstanding and entitled to vote at the Special Meeting.

                                 Lehigh's executive offices are located at 810 Seventh Avenue, 27th Floor, New York, New York 10019, and its telephone number is (212) 333-2620.

FMC............................  FMC  is  an   owner-manager   and  provider  of
                                 management   and    consulting    services   to
                                 physicians,  hospitals  and other  health  care
                                 delivery  organizations  and facilities.  FMC's
                                 diversified  operations are currently conducted
                                 through  three   divisions:   (i)  a  physician
                                 practice  management  division  which  provides
                                 physician  management  services  including  the
                                 operation of clinical facilities and management
                                 services to Medical Service Organizations, (ii)
                                 an   international   division  which  currently
                                 manages   western  style  medical   centers  in
                                 Eastern   Europe   and  the   Commonwealth   of
                                 Independent   States  (formerly   Russia)  (the
                                 "CIS") and (iii) a recently formed health care services division which provides a variety of administrative and clinical services to acute care hospitals and other health care providers.
                                 FMC was formed in January 1996 pursuant to the transaction between MedExec, Inc., a Florida corporation, and its subsidiaries and American
                                 Medical Clinics, Inc., a Delaware corporation, and its subsidiaries. See "Business Information
                                 Regarding FMC."

MEETING OF STOCKHOLDERS
  OF LEHIGH

Time, Date, Place and
  Purposes...................... The  Lehigh  Special  Meeting  will  be held on
                                 _______ __, 1997 at _________, Eastern Time, at
                                 _______________________.

                                 At the Meeting, Lehigh stockholders will be asked to consider and vote upon proposals to approve the Merger Agreement, a copy of which is attached, hereto as Appendix A. Lehigh stockholders will also be asked to consider certain charter amendments and the election of seven directors. See "Introduction -- Meeting of Stockholders and -- Purpose of Meeting."

Record Date, Vote
  Required....................   The  record  date for  stockholders  of  Lehigh
                                 entitled  to vote upon the  Merger is  ________
                                 __, 1997 (the "Record  Date").  Approval of the
                                 Merger  Proposal  by  the  Lehigh  stockholders
                                 requires the affirmative  vote of a majority of
                                 the outstanding  shares of Lehigh Common Stock.
                                 If the Merger is not approved by  stockholders,
                                 the Merger will not be effected and the current
                                 directors of Lehigh will continue to serve. The
                                 presence,  either  in  person  or  by  properly
                                 executed  proxy,  at the Meeting of the holders
                                 of  a  majority  of  the   outstanding   shares
                                 entitled to vote at such meeting is necessary to constitute a quorum at each such meeting.

                                 For  the  effect  of  abstentions  and  "broker
                                 non-votes,"    see    "Introduction--    Voting
                                 Requirements at Meeting."

THE MERGER

Effect of the Merger...........  If the Merger is approved  by the  stockholders of Lehigh, reapproved by FMC stockholders and other conditions to closing specified in the Merger Agreement are satisfied or waived, Merger Sub will be merged with and into FMC, with FMC being the surviving corporation of the Merger. The surviving corporation will continue to be a wholly-owned subsidiary of Lehigh whose name will be changed to "First Medical Corporation." On the Effective Date of the Merger, FMC will continue to possess all of its assets and liabilities, and the separate corporate existence of Merger Sub will cease. See "Proposal No. 1 -- The Merger."

Effective Date of
  the Merger...................  The  Merger   shall   become   effective   (the
                                 "Effective  Time") when the  following  actions
                                 shall  have  been  completed:  (i)  the  Merger
                                 Agreement  shall have been adopted and approved
                                 by the  stockholders  of Lehigh and Merger Sub;
                                 (ii)   all   conditions    precedent   to   the
                                 consummation  of the  Merger  specified  in the
                                 Merger  Agreement  shall have been satisfied or
                                 duly   waived   by  the   party   entitled   to
                                 satisfaction; and (iii) a Certificate of Merger shall have been filed with the Secretary of State of Delaware, all of which must occur on or before June 30, 1997. See "Proposal No. 1 --
                                 The Merger."

Terms of the Merger............  The Merger  Agreement  provides that each share of FMC Common Stock would be exchanged for (i) 1,127.675 shares of Lehigh Common Stock and
                                 (ii) 103.7461 shares of Lehigh Preferred Stock. Currently there are outstanding 10,000 shares of FMC Common Stock. Each share of Lehigh Preferred Stock will be convertible into 250 shares of Lehigh Common Stock and will have a like number of votes per share, voting together with the Lehigh Common Stock. As a result of these actions, immediately following the Merger, current Lehigh stockholders and FMC stockholders will each own 50% of the issued and outstanding shares of Lehigh Common Stock. In the event that all of the shares of Lehigh Preferred Stock issued to the FMC stockholders are converted into Lehigh Common Stock, current Lehigh stockholders will own approximately 4% and FMC stockholders will own approximately 96% of the issued and outstanding shares of Lehigh Common Stock. See "Proposal No. 1 -- The Merger."

The Board of Directors           Upon  consummation  of the Merger,  only one of
  and Management of Lehigh       the six members of Lehigh's  Board of Directors
  Following Consummation         will be a current  director of Lehigh,  and Mr.
  of the Merger;                 Dennis A. Sokol,  currently the Chairman of the
  Change of Control............  Board of FMC, will be the Chairman of the Board and Chief Executive Officer of Lehigh (which will be renamed "First Medical Group, Inc."), thereby effectively causing a change of control of Lehigh.

                                 Mr. Salvatore J. Zizza, the Chairman and Chief Executive Officer of Lehigh, will become Executive Vice President and Treasurer, and Mr. Robert A. Bruno, Esq., Vice President and General Counsel of Lehigh, will become Vice President and Secretary. See "Proposal No. 3 -- Election of Directors."

Arrangements with Major          FMC and  Generale De Sante  International,  PLC
  Investor; Potential Change     ("GDS")   are   parties   to   a   Subscription
  of Control of Lehigh.........  Agreement,  dated June 11,  1996,  pursuant  to which at the  Effective  Time of the Merger GDS
                                 will  pay $5  million  in order  to  acquire  a
                                 variety of  ownership  interests  in Lehigh and
                                 its subsidiaries.  See "Subscription  Agreement
                                 with  GDS;   Potential  Change  of  Control  of
                                 Lehigh."  Pursuant to this agreement,  GDS will
                                 become  Lehigh's  largest  single   stockholder
                                 following  the  Merger,  with an  approximately
                                 22.7%    ownership    and   voting    interest.
                                 Furthermore, until the fifth anniversary of the
                                 Merger,  GDS will have the  option to  increase
                                 its  ownership  interest in Lehigh to 51%, at a
                                 price  equal  to  110%  of the  average  30-day
                                 trailing   market   price.   This  increase  in
                                 ownership  would occur  through the issuance of
                                 new stock by  Lehigh;  as a  result,  all other
                                 stockholders'   ownership  interests  would  be
                                 diluted and GDS would gain control of Lehigh.

Conditions to the Merger;        Lehigh's  obligation to  consummate the  Merger
  Termination..................  is subject to the approval of its  stockholders and a number of other conditions, each of which
                                 may be waived  either before or after the vote.
                                 Such  other  conditions  include,  but  are not
                                 limited  to,  that on or before  the  Effective
                                 Time (i) no action, lawsuit or other proceeding
                                 shall have been  instituted  which  seeks to or
                                 does prohibit or restrain  consummation  of the
                                 Merger  (no such  action or  lawsuit  currently
                                 exists); and (ii) there shall not have been any
                                 material adverse change affecting either Lehigh
                                 or FMC since  October  29,  1996.  The Board of
                                 Directors and  stockholders of FMC approved the
                                 Merger  Agreement and the  consummation  of the
                                 Merger  on  October   25,   1996.   The  Merger
                                 Agreement  may be terminated at any time before
                                 the Effective Time, whether before or after the
                                 Meeting,  by the mutual written  consent of the
                                 parties,  by any party if it is not  willing to
                                 waive a condition  that  another  party  cannot
                                 satisfy by the Effective  Time, or by any party
                                 if the  Merger is not  consummated  by June 30,
                                 1997 for any reason  other than a breach by the
                                 party giving such  notice,  unless such date is
                                 extended by mutual  agreement  of the  parties.
                                 Lehigh does not intend on waiving any  material
                                 conditions.  In addition,  Lehigh may terminate
                                 the  Merger   Agreement  if  it  consummates  a
                                 business   combination  with  any  other  party
                                 which, in the opinion of the Board of Directors of Lehigh, is more favorable to Lehigh and its stockholders than the Merger (an "Alternate
                                 Combination"). In the event Lehigh consummates an Alternate Combination, Lehigh shall pay FMC the sum of $1.5 million. See "Proposal No. 1 --
                                 The Merger."

Recommendation of the Board of
  Directors of Lehigh..........  The Board of  Directors  of Lehigh has approved the Merger Agreement and the transactions contemplated thereby. THE BOARD OF DIRECTORS OF LEHIGH RECOMMENDS APPROVAL OF THE MERGER AGREEMENT BY STOCKHOLDERS. For a discussion of the reasons favoring the Merger considered by Lehigh's Board of Directors in approving the Merger, see "Proposal No. 1 -- The Merger."

Significant Stockholders'        FMC,  the holder  of approximately 25.4% of the
   Voting Intentions...........  outstanding Lehigh Common Stock,  will vote its ownership  interest  in  favor  of  the  Merger
                                 Proposal. Mr. Zizza intends to vote in favor of
                                 the  proposed  merger.  The 37.7% of stock that
                                 Mr. Zizza  beneficially  owns is broken down as
                                 follows;  (i) an option to  purchase  6,000,000
                                 shares  or 35% of  Lehigh  Common  Stock  at an
                                 exercise  price of $0.50  per  share,  (ii) 382
                                 shares owned by trust  accounts for the benefit
                                 of Mr.  Zizza's  minor  children as to which he
                                 disclaims   beneficial   ownership   and  (iii)
                                 255,884 or 2.5% that Mr.  Zizza owns  outright.
                                 Mr. Zizza has agreed not to exercise any of his
                                 options or warrants  prior to the  consummation
                                 of the proposed merger.  As part of Mr. Zizza's
                                 employment  contract  dated August 22, 1994 the
                                 Board  agreed to grant  Mr.  Zizza  options  to
                                 purchase  10,250,000  shares of Lehigh's common
                                 stock at prices ranging from $0.50 to $1.00 per
                                 share.   Mr.   Zizza   subsequently   purchased
                                 warrants   from  Mr.   Bassani,   to   purchase
                                 7,750,000  shares of Lehigh's  common  stock at
                                 prices  ranging  from $0.50 to $1.00 per share.
                                 Mr.   Zizza   and   the   Board   agreed   that
                                 simultaneously   upon   consummation   of   the
                                 proposed merger, all of Mr. Zizza's options and warrants shall convert into 3% of Lehigh's common stock at an exercise price of $0.875 per share. In addition, certain officers, directors and other stockholders of Lehigh, who together hold approximately 10% of the Lehigh Common
                                 Stock, have verbally indicated their intention to vote in favor of the Merger Proposal. No director or officer has indicated they will vote against the merger. See "Proposal No. 1 --
                                 The Merger."

Opinion of Financial Advisor...  Neither   Lehigh  nor  FMC  has   requested  or
                                 obtained the opinion of any financial advisor in connection with the Merger. See "Proposal
                                 No. 1 -- The Merger -- Lehigh  Reasons  for the
                                 Merger; Recommendation of the Lehigh Board."

Governmental and Regulatory      Neither  Lehigh   nor  FMC believes   that  any
  Approvals....................  government or regulatory approvals are required for consummation of the Merger, other than compliance with applicable securities laws and the filing of the Certificate of Merger under Delaware law. See "Proposal No. 1 -- The
                                 Merger."

Certain United States Federal    See "Certain Federal Income Tax   Consequences"
  Income Tax Consequences......  for a discussion of the treatment of the Merger for federal income tax purposes.


Accounting Treatment...........  Both  Lehigh and FMC intend to treat the Merger as a "purchase" of Lehigh by FMC for accounting and financial reporting purposes. See "Unaudited Pro Forma Combined Financial Statements" in the Financial Statements portion of this Proxy Statement/Prospectus.

Appraisal Rights...............  The  stockholders  of Lehigh  will not have any appraisal rights in connection with the Merger. See "Proposal No. 1 -- The Merger."

                       PRICE RANGE OF LEHIGH COMMON STOCK

         The following table reflects the range of the reported high and low closing or last sale prices of Lehigh Common Stock on the NYSE Composite Tape for the calendar quarters indicated. The information in the table and in the following paragraph has been adjusted to reflect retroactively all applicable stock splits and stock dividends.

                                                        LEHIGH COMMON STOCK
                                                      HIGH                 LOW

1995:

         First quarter......................          $  3/4              $ 5/8
         Second quarter.....................             5/8                3/8
         Third quarter......................             1/2                5/8
         Fourth quarter.....................           33/64              13/16
1996:

         First quarter......................          $11/16              $7/16
         Second quarter.....................            9/16                3/8
         Third quarter......................           11/16                1/4
         Fourth quarter.....................           15/32                1/8
1997:

         First quarter......................            $1/4             $13/32
         Second quarter
         (through April 7, 1997)............            9/32                1/4


         On October 28, 1996, the last full trading day prior to the execution and public announcement of the execution of the Merger Agreement, the closing price of the Lehigh Common Stock was $0.34 per share, as reported on the NYSE Composite Tape. On May __, 1997, the most recent practicable date prior to the mailing of this Proxy Statement/Prospectus the last sale price of Lehigh Common Stock was $___ per share, as reported on the NYSE Composite Tape. Lehigh stockholders are encouraged to obtain a current market quotation.

         Lehigh has not paid any cash dividends since January 1, 1995.

                             SELECTED FINANCIAL DATA

             (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

         The selected financial data for the years ended December 31, 1992, 1993, 1994, 1995 and 1996 set forth below has been derived from the audited financial statements of First Medical Corporation.

                                                                Year Ended December 31,
                                          -----------------------------------------------------------------------
                                          1992(1)        1993(1)         1994(1)         1995(1)          1996(1)
                                          ------         ------          ------          ------           ------
STATEMENT OF OPERATIONS:
Revenues:

      Capitated revenue                   $5,406         $10,563         $20,253         $21,744          45,070
      Fee-for-service                         53              96             200             182           7,075
      Other                                  398             428             865             746             869
                                           -----         -------         -------         -------          ------
Total revenue                              5,857          11,087          21,318          22,672          53,014
Medical expenses                           4,480           8,405          16,568          18,444          43,526
Gross profit                               1,377           2,682           4,750           4,228           9,488
Operating expenses:

   Salaries and related benefits             561             670           1,651           2,434           3,503
   Other operating expenses                  573             991           1,771           2,200           4,236
                                           -----          ------           -----           -----         -------
Total operating expenses                   1,134           1,661           3,422           4,634           7,739
Income (loss) from operations                243           1,021           1,328            (406)          1,749
Other expenses (income)                        4             218             (35)            (42)            884

Net income (loss) before taxes               247             803           1,364            (364)            865
Pro forma adjustments for income
   taxes(2)                                   99             321             545              --             413
                                           -----          ------         -------         -------          ------
Pro forma net income (loss) from
continuing operations                      $ 148            $482           $ 818         ($ 364)             452
                                           =====          ======          ======        =======           ======
Pro forma net income (loss) from
continuing operations per share           $14.80          $48.20          $81.80         $(36.40)          45.20
Pro forma weighted average
   number of FMC shares currently

   outstanding (3)                        10,000          10,000          10,000          10,000          10,000
Cash Dividends as Declared                    12              17             117              38              --

BALANCE SHEET DATA: 7

Working Capital                             $ 83            $279            $272           $(302)         (1,747)
Total Assets                                 840           2,739           4,128           3,045          12,452
Current Liabilities                          657           1,341           3,157           2,817          10,596
Stockholder's Equity                         183           1,398             972             227             832
Book Value per share                          18             140              97              23          $83.20

(1) The selected financial data for the years ended December 31, 1992, 1993, 1994 and 1995 has been derived from the audited combined financial statements of MedExec, Inc. and subsidiaries; SPI Managed Care, Inc.; and SPI Managed Care of Hillsborough County, Inc. (collectively, "MedExec"). The data for 1996 has been derived from the 1996 consolidated financial statements. As described in note 1 of FMC's audited consolidated financial statements, on January 21, 1996, MedExec and American Medical Clinics, Inc. entered into a transaction to form FMC.

(2) Prior to December 31, 1995, MedExec. Inc. and prior to May, 1994, SPI Managed Care, Inc. were S corporations and not subject to Federal and Florida corporate income taxes. The Statement of Operations data reflects a proforma provision for income taxes as if the Company was subject to Federal and Florida corporate income taxes for all periods. This proforma provision for income taxes is computed using a combined effective Federal and State tax rate of 40%.

(3)      The amount of FMC stock currently issued and outstanding is 10,000.

                      THE LEHIGH GROUP INC. & SUBSIDIARIES

                         Selected Financial Information
                    (in Thousands, Except For Per Share Data)

STATEMENT OF OPERATIONS DATA

                                                                                Years Ended December 31,
                                         Quarter Ended   ----------------------------------------------------------------
                                         March 31, 1997    1996          1995          1994         1993           1992
                                         --------------    ----          ----          ----         ----           ----

Revenues earned                           $  2,525      $ 10,446      $ 12,105      $ 12,247      $ 12,890      $ 10,729

Loss from continuing operations           $    (45)     $   (920)     $   (558)     $   (410)     $   (250)     $ (2,048)

Loss per common share from  continuing

  operations                              $   (.01)     $  (0.09)     $  (0.05)     $  (0.04)     $  (0.03)     $  (0.19)

Cash dividends declared per

 common share                                 --            --            --            --            --            --



BALANCE SHEET DATA


                                                                                Years Ended December 31,
                                         Quarter Ended   ----------------------------------------------------------------
                                         March 31, 1997    1996          1995          1994         1993           1992
                                         --------------    ----          ----          ----         ----           ----

Working capital                           $  2,800      $  2,560      $  2,437      $  3,233      $  2,800      ($28,700)

Total assets                              $  6,317      $  5,625      $  6,622      $  7,441      $  7,050      $ 13,753

Long-term debt                            $  2,752      $  2,725      $  2,080      $  2,361      $  2,524      $ 12,787

  Total debt (A)                          $  3,142      $  3,115      $  2,950      $  3,240      $  3,615      $ 45,882

Shareholders' equity (deficit)            $    169      $    (86)     $    202      $    510      $ (5,099)     $(45,041)

Book Value per share                      $   (.01)     $   (.01)     $   (.02)     $  (0.05)     $  (6.92)     $  (6.15)


(A) Includes long term debt, current maturities of long term debt and Note payable - bank.

                                  RISK FACTORS

         HOLDERS OF LEHIGH COMMON STOCK SHOULD CONSIDER CAREFULLY ALL OF THE INFORMATION SET FORTH IN THIS PROXY STATEMENT/PROSPECTUS INCLUDING THE INFORMATION IN THE APPENDIX AND, IN PARTICULAR, SHOULD EVALUATE THE SPECIFIC FACTORS SET FORTH BELOW FOR RISKS ASSOCIATED WITH THE MERGER AND OWNERSHIP OF LEHIGH COMMON STOCK. THESE RISK FACTORS SHOULD BE CONSIDERED IN CONJUNCTION WITH THE OTHER INFORMATION INCLUDED AND INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT/PROSPECTUS.

RISK FACTORS RELATED TO LEHIGH

         Dilution of Ownership of Lehigh Stockholders. Following the consummation of the Merger and assuming the conversion of the shares of Lehigh Preferred Stock issued in connection therewith, the former stockholders of FMC as a group will beneficially own approximately 96% of the Lehigh Common Stock and the existing stockholders of Lehigh will own approximately 4% of Lehigh. This represents substantial dilution of the ownership interests of Lehigh's current stockholders after consummation of the Merger, by diluting earnings per share of existing Lehigh stockholders by 96 percent. Inasmuch as Lehigh has reported losses for the past few years, the practical effect of this dilution will be to substantially reduce the historical loss per share attributable to Lehigh stockholders. See "Proposal No. 1 -- The Merger -- Exchange of Shares."

         Change of Control of Lehigh. Upon consummation of the Merger, Mr. Dennis A. Sokol, Chairman of FMC will own approximately 5.77% of Lehigh's Common Stock and 5.77% of the Lehigh Preferred Stock. See "Proposal No. 1 -- The Merger -- Management After the Merger." In addition, assuming the persons nominated as directors in Proposal No. 4 are elected, only one of the seven members of the Board of Directors of Lehigh following consummation of the Merger will be current directors of Lehigh. Accordingly, the former stockholders of FMC as a group, and Mr. Sokol in particular, will be in a position to control the election of directors and other corporate matters that require the vote of Lehigh stockholders. FMC and Generale De Sante International, PLC ("GDS") are parties to a Subscription Agreement, dated June 11, 1996, pursuant to which at the Effective Time of the Merger GDS will pay $5 million in order to acquire a variety of ownership interests in Lehigh and its subsidiaries. See "Subscription Agreement with GDS; Potential Change of Control of Lehigh." Pursuant to this agreement, GDS will become Lehigh's largest single stockholder following the Merger, with an approximately 22.7% ownership and voting interest. Furthermore, until the fifth anniversary of the Merger, GDS will have the option to increase its ownership interest in Lehigh to 51%, at a price equal to 110% of the average 30-day trailing market price. This increase in ownership would occur through the issuance of new stock by Lehigh; as a result, all other stockholders' ownership interest would be diluted and GDS would gain control of Lehigh.

         Possible Volatility of Stock Price. Upon consummation of the Merger, the market price of the Lehigh Common Stock may be highly volatile. In addition, the trading volume of Lehigh Common Stock on the New York Stock Exchange, Inc. (the "NYSE") has been limited. Also, the price of Lehigh Common Stock following consummation of the Merger will be sensitive to the performance and prospects of the combined companies.

         No Dividends. Lehigh has paid no cash dividends on Lehigh Common Stock and does not anticipate paying cash dividends in the foreseeable future. Lehigh's ability to pay dividends is dependent upon, among other things, future earnings, the operating results and financial condition of Lehigh, its capital requirements, general business conditions and other pertinent factors, and is subject to the discretion of the Board of Directors. The Board is authorized to issue, at any time hereafter, up to

5,000,000 shares of preferred stock on such terms and conditions as it may determine, which may include preferences as to dividends. Accordingly, there is no assurance that any dividends will ever be paid on Lehigh Common Stock.

         Authorization and Discretionary Issuance of Preferred Stock; Issuance of Lehigh Preferred Stock in the Merger; Anti-Takeover Effects. Lehigh's Certificate of Incorporation authorizes the issuance of up to 5,000,000 shares of preferred stock and approval of the Merger Agreement will also constitute approval of an amendment to the Lehigh Certificate of Incorporation providing for "blank check" preferred stock, with such designations, rights, and preferences as may be determined from time to time by the Board of Directors. See "Description of Lehigh's Capital Stock -- Preferred Stock." Accordingly, the Board of Directors will be empowered, without stockholder approval, to issue preferred stock with dividend, liquidation, conversion, voting, or other rights that could adversely affect the voting power or other rights of the holders of Lehigh's Common Stock. In the event of issuance, the preferred stock could be utilized, under certain circumstances, as a method of discouraging, delaying, or preventing a change in control of Lehigh. Lehigh's Board expects to approve the issuance of 1,037,461 shares of Lehigh Preferred Stock to be issued pursuant to the Merger. The issuance of the Lehigh Preferred Stock could adversely affect the interests of the holders of Lehigh Common Stock.

         The issuance of preferred stock, by discouraging, delaying or preventing a change in control, may prevent a third-party from making a tender offer which might be beneficial to Lehigh and its stockholders, or even though some shareholders might otherwise desire such a tender offer. In particular, the issuance may discourage a third-party from seeking to acquire Lehigh on account of the substantial dilution to which an acquiror is potentially exposed. It may also deprive stockholders of opportunities to sell their shares at a premium over prevailing market prices, since tender offers frequently involve purchases of stock directly from stockholders at a premium price. In addition, the issuance will have the effect of insulating management of Lehigh from certain efforts to remove it, or affording management the opportunity to prevent efforts to oust it.

RISK FACTORS RELATING TO FMC

         DOMESTIC OPERATIONS

         Potential Effects of Health Care Reforms Proposals. Numerous legislative proposals have been introduced or proposed in Congress and in some state legislatures that would effect major changes in the U.S. health care system nationally or at the state level. Among the proposals under consideration are cost controls on hospitals, insurance market reforms to increase the availability of group health insurance to small businesses, requirements that all businesses offer health insurance coverage to their employees and the creation of a single government health insurance plan that would cover all citizens. It is not clear at this time what proposals will be adopted, if any, or, if adopted, what effect, if any, such proposals would have on the First Medical Corporation (Company's) business. Certain proposals, such as cutbacks in the Medicare and Medicaid programs, containment of health care costs on an interim basis by means that could include a freeze on prices charged by physicians, hospitals and other health care providers, and permitting states greater flexibility in the administration of Medicaid, could adversely affect the Company. There can be no assurance that currently proposed or future health care legislation or other changes in the administration or interpretation of governmental health care programs will not have a material adverse effect on the Company's operating results. See "Business--Government Regulation." In addition, concern about the proposed reform measures and their potential effect has contributed to the volatility of stock prices of companies in health care and related industries and may similarly affect the price of the Common Stock following the Offering.

         Dependence on Capitated Fee Revenue. For the year ended December 31, 1996, approximately 85.0%, of the Company's net revenues derived from contracts pursuant to which the Company received a fixed, prepaid monthly fee, or capitated fee, for each covered life in exchange for assuming the responsibility for providing of medical services. See following discussion in "Significant Dependence on One Client" for additional information. The Company's success under these contracts is dependent upon effective utilization controls, competitive pricing for purchased services and favorable agreements with payers. To the extent that the patients or enrollees covered under a capitated fee contract require more frequent or extensive care than was anticipated by the Company, the revenue to the Company under the contract may be insufficient to cover the costs of the care that was provided. All of the Company's capitated fee contracts contain aggregate expense limitations on each covered life. Given the increasing pressures from health care payers to restrain costs, changes in health care practices, inflation, new technologies, major epidemics, natural disasters and numerous other factors affecting the delivery and cost of health care, most of which are beyond the Company's control, there can be no assurance that capitated fee contracts will be profitable for the Company in the future.

         Inability of the Company to Obtain New Contracts and Manage Costs. A significant portion of the Company's historical and planned growth in revenues has resulted from, and is expected to continue to result from, the addition of new contracts in the physician management division. Obtaining new contracts, which may involve a competitive bidding process, requires that the Company accurately assess the costs it will incur in providing services so that it undertakes contracts where the Company can expect to realize adequate profit margins or otherwise meet its objectives. The acquisition of new contracts, as well as the maintenance of existing contracts, is made more difficult by increasing pressures from health care payors to restrict or reduce reimbursement rates at a time when the cost of providing medical services continues to increase. To the extent that enrollees require more frequent or extensive care than as anticipated by the Company, the revenue to the Company under a contract may be insufficient to cover the costs of the care that was provided. Any failure of the Company to manage the cost of providing health care services or price its services appropriately may have a material adverse effect on the Company's operations.

         Highly Competitive Business. The provision of physician management services for HMOs is a highly competitive business in which the Company competes for contracts with several national and many regional and local providers of physician management services. Furthermore, the Company competes with traditional managers of health care services, such as hospitals and HMOs, some of which directly recruit and manage physicians. While competition is generally based on cost and quality of care, it is not possible to predict the extent of competition that present or future activities of the Company will encounter because of changing competitive conditions, changes in laws and regulations, government budgeting, technological and economic developments and other factors. Certain of the Company's competitors have access to substantially greater financial resources than the Company. See "Business--Competition."

         Significant Dependence on One Client. A substantial portion of the revenues of the Company's managed care business are derived from prepaid contractual arrangements with Humana Medical Plan, Inc. and its affiliates (collectively, "Humana"), pursuant to which Humana pays the Company a capitated fee. 85% or approximately $45,070,000 of the Company's managed care business revenue for the year ended December 31, 1996 are derived from such prepaid contractual agreements with Humana. In the ordinary course of business, the Company may in the future enter into significant additional capitation arrangements with Humana. The Company's operating results could be adversely affected by the loss of any such agreements or business relationships. In addition, a significant decline in an HMO client's number of enrollees could have a material adverse effect on the Company's operating results.

         Violation of State Laws Regarding Fee Splitting and the Corporate Practice of Medicine. The laws of many states prohibit physicians from splitting fees with nonphysicians and prohibit business corporations from providing or holding themselves out as providers of medical care. While the Company believes it complies in all material respects with state fee splitting and corporate practice of medicine laws, based on consultations with the Company's healthcare/managed care inside legal counsel, there can be no assurance that, given varying and uncertain interpretations of such laws, the Company would be found to be in compliance with all restrictions on fee splitting and the corporate practice of medicine in all states. The Company has not received a written opinion from its inside legal counsel about compliance with the violation of state laws regarding fee splitting and the corporate practice of medicine. The Company itself does not practice medicine and is not licensed to do so; rather, it employs physicians who are licensed to practice medicine. In certain states the Company operates through professional corporations, and has recently formed professional corporations or qualified foreign professional corporations to do business in several other states where corporate practice of medicine laws may require the Company to operate through such a structure. The Company does not employ physicians at the medical facility it manages in Texas. A determination that the Company is in violation of applicable restrictions on fee splitting and the corporate practice of medicine, that employment of physicians could be interpreted as a violation of state laws that prohibit the corporate practice of medicine, or a change in the law in any state in which it operates could have a material adverse effect on the Company.

         The company currently operates in only one state that prohibits the corporate practice of medicine, which state is Texas. Risks associated with expanding the Company's business into other states that have this type of prohibition include (i) the issue of consolidation of revenues and (ii) preventing the Company from exploiting the physician-patient relationship in pursuit of profits. The Company does not consolidate the revenues from Texas, but operates as a management services organization under a management contract. If the Company expands its business into other states which prohibit the corporate practice of medicine, it will operate as a management services organization under a management contract.

         Corporate Exposure to Professional Liabilities Exceeding the Limits of Available Insurance Coverage. Due to the nature of its business, the Company from time to time becomes involved as a defendant in medical malpractice lawsuits, some of which are currently ongoing, and is subject to the attendant risk of substantial damage awards. The most significant source of potential liability in this regard is the negligence of health care professionals employed or contracted by the Company. To the extent such health care professionals are employees of the Company or were regarded as agents of the Company in the practice of medicine, the Company could be held liable for their negligence. In addition, the Company could be found in certain instances to have been negligent in performing its contract management services even if no agency relationship with the health care professional exists. The Company maintains professional liability insurance on a claims made basis in amounts deemed appropriate by management, based upon historical claims and the nature and risks of its business. There can be no assurance, however, that a future claim or claims will not exceed the limits of available insurance coverage, that any insurer will remain solvent and able to meet its obligations to provide coverage for any claim or claims or that such coverage will continue to be available or available with sufficient limits and at a reasonable cost to adequately and economically insure the Company's operations in the future. See "Business--Professional Liability Insurance."

         Loss of Other Insurance. The Company attempts to mitigate the risk of potentially high medical costs incurred in catastrophic cases through stop-loss provisions, reinsurance and other special reserves which limit the Company's financial risk. To date, such protection has been provided to the Company through its provider agreements with Humana. There can be no assurances that the agreements which provide such insurance to the Company will continue. If assumption of capitated payments risk through contracts with HMOs could be construed as insurance, FMC believes there would be no effect from state insurance laws due to the circumstance that all of FMC's contracts with HMOs provides for stop-loss coverage by the HMOs. Any determination of material noncompliance with insurance regulations or any change in the stop-loss coverage by the HMOs could adversely affect the operations of FMC.

         Reduction in Governmental Reimbursement. The Company assumes the financial risks related to changes in patient volume, payer mix and reimbursement rates. There are increasing public and private sector pressures to restrain health care costs and to restrict reimbursement rates for medical services. During the past decade, federal and state governments have implemented legislation designed to slow the rise of health care costs and it is anticipated that such legislative initiatives will continue. Any such legislation could result in reductions in reimbursement for the care of patients in governmental programs such as Medicare, Medicaid and workers' compensation. A large percentage of the capitated fee revenue described above is also derived indirectly from a Medicare funded program with Humana.

         Any change in reimbursement policies, practices, interpretations or regulations, or legislation that limits reimbursement amounts or practices, could have a material adverse effect on the Company's operating results. See "Business--Government Regulation." While the Company believes it is in material compliance with applicable Medicare and Medicaid reimbursement regulations, all Medicare and Medicaid providers and practitioners are subject to claims review and audits. There can be no assurance that the Company would be found to be in compliance in all respects with such regulations. A determination that the Company is in violation of such regulations could result in retroactive adjustments and recoupments and have a material adverse effect on the Company.

         INTERNATIONAL OPERATIONS

         The Company is subject to numerous factors relating to the business environments of those developing countries in which the Company conducts business operations. In particular, fundamental economic and political changes occurring in Eastern Europe and the CIS could have a material impact on the Company's international operations and on the Company's ability to continue the development of its international businesses. There can be no assurance that such developments in Eastern Europe and the CIS will not have a material adverse effect on the Company's business operations. See "Potential Political and Economic Instability in the Eastern Europe and the CIS," "Foreign Government Regulation."

         Potential Political and Economic Instability in Eastern Europe and the CIS. Eastern Europe and the CIS are undergoing fundamental political and economic changes, including the introduction of market economies. Consequently, such countries have only recently begun the process of developing the necessary framework and infrastructure to support this transition. Laws and regulations are sometimes adopted without widespread notification, which can delay full knowledge of their scope and impact, and the enforcement and administration thereof are often inconsistent and without precedents. As a result, governments will continue to exercise influence over their country's economy. Uncertainties will continue to exist with respect to the future governance of, and economic policies in, such countries. Such involvement could include, but not be limited to, expropriation, confiscatory taxation, foreign exchange restrictions or nationalization, all of which could materially effect the Company's international operations.

         Foreign Government Regulation. The Company's operations in Eastern Europe and the CIS are subject to diverse laws and regulations primarily relating to foreign investment and numerous national and local laws and regulations. Failure to comply with such laws or regulations could have a material adverse effect on the Company. At the present time, the Company is unaware of any restrictions on foreign investment that could materially affect the Company's business. The Company believes it is in compliance with foreign government regulations.

         OTHER RISKS RELATED TO FMC

         Dependence on Key Personnel. The Company is dependent upon the services of certain of its executive officers for the management of the Company and the implementation of its strategy, including, Dennis A. Sokol, Elias M. Nemnom, Shannon Slusher, and Michael Slouchier, M.D. The Company does not maintain key man life insurance policies for these individuals. The loss to the Company of the services of any of these executive officers could adversely affect the Company's operations.

                                  INTRODUCTION

MEETING OF STOCKHOLDERS

         This Proxy Statement/Prospectus is being furnished to the holders of Lehigh Common Stock in connection with the solicitation of proxies by and on behalf of the Lehigh Board for use at the Meeting to be held at
________________,     Eastern     Time,     on    _______    __,    1997,     at
_________________________, and at any adjournments thereof. The Lehigh Board has fixed the close of business on ________ __, 1997 (the "Lehigh Record Date") as the record date for determining the stockholders of Lehigh entitled to vote at the Meeting. This Proxy Statement/Prospectus and the enclosed proxy are first being sent to holders of Lehigh Common Stock on or about May ___, 1997.

PURPOSE OF MEETING

         At the Meeting, Lehigh's stockholders will consider and vote upon Proposal No. 1 -- The Merger Proposal. Approval of the Merger shall also constitute approval of an amendment to the Restated Certificate of Incorporation of Lehigh to provide for "blank check" preferred stock by delegating to the Lehigh Board of Directors the authority to designate, and to fix the number, rights, preferences, restriction and limitations of, one or more series of preferred stock (including the Lehigh Preferred Stock to be issued in connection with the Merger). Lehigh stockholders will also consider and vote at the Meeting on: Proposal No. 2 -- The adoption of amendments to the Restated Certificate of Incorporation of Lehigh, which will amend the current Certificate of Incorporation by: (A) eliminating cumulative voting for directors; (B) eliminating action by stockholders by written consent; (C) fixing the number of members of the Board of Directors at between seven and eleven, as determined by the Board of Directors; and (D) requiring any further amendment to the provisions of the Certificate of Incorporation addressed by items (A) through
(C) to require the vote of the holders of at least 60% of the outstanding shares of the Lehigh Common Stock (collectively, the "Certificate Amendments"); Proposal No. 3 -- The adoption of an amendment to the Restated Certificate of Incorporation of Lehigh, which will change the name of the corporation from "The Lehigh Group Inc." to "First Medical Group, Inc." (subject to completion of the merger); Proposal No. 4 -- The election of seven directors to the Board of Directors (subject to completion of the merger); Proposal No. 5 -- ratification of the appointment of BDO Seidman, LLP as the independent certified public accountants for Lehigh for the fiscal year ending December 31, 1996; and such other business as may properly come before the Meeting or any adjournments thereof.

         If the Merger Proposal is not approved by the stockholders of Lehigh then Proposals No. 3 and 4 will be deemed withdrawn from a vote of the stockholders; Lehigh's name will remain unchanged and the current directors of Lehigh will remain in office. The submission of Proposal No. 2 -- The Certificate Amendments, to a vote of the stockholders of Lehigh is not dependant upon the approval of the Merger Proposal.

         FMC, the holder of approximately 25.4% of the outstanding shares of Lehigh Common Stock, will vote its ownership interest at the Meeting in favor of the Merger Proposal and all of the other proposals being presented at the Meeting. Mr. Zizza intends to vote in favor of the proposed merger. The 37.7% of stock that Mr. Zizza beneficially owns is broken down as follows; (i) an option to purchase 6,000,000 shares or 35% of Lehigh Common Stock at an exercise price of $0.50 per share, (ii) 382 shares owned by trust accounts for the benefit of Mr. Zizza's minor children as to which he disclaims beneficial ownership and
(iii) 255,884 or 2.5% that Mr. Zizza owns outright. Mr. Zizza has agreed not to exercise any of his options or warrants prior to the consummation of the proposed merger. As part of Mr. Zizza's employment contract dated August 22, 1994 the Board agreed to grant Mr. Zizza options to purchase 10,250,000 shares of Lehigh's common stock at prices ranging from $0.50 to $1.00 per share. Mr. Zizza subsequently purchased warrants from Mr. Bassani, to purchase 7,750,000 shares of Lehigh's common stock at prices ranging from $0.50 to $1.00 per share. Mr. Zizza and the Board agreed that simultaneously upon consummation of the proposed merger, all of Mr. Zizza's options and warrants shall convert into 3% of Lehigh's common stock at an exercise price of $0.875 per share. In addition, certain officers, directors and other stockholders of Lehigh, who together hold approximately 10% of the Lehigh Common Stock, have verbally indicated their intention to vote in favor of the Merger Proposal and the other proposals. No director or officer has indicated they will vote against the merger.

VOTING REQUIREMENTS AT THE MEETING

         At the Meeting, approval and adoption of the Merger Proposal (Proposal No. 1) and the "blank check" preferred stock will require the affirmative vote of majority of the outstanding shares of Lehigh Common Stock. Approval of the Certificate Amendments (Proposal No. 2) requires the affirmative vote of holders of a majority of the outstanding Lehigh Common Stock, except with respect to the Certificate Amendments eliminating cumulative voting for directors and fixing the number of directors at between seven and eleven in the discretion of the Board, which require the affirmative vote of the holders of a majority of the outstanding shares of Lehigh Common Stock or 80% of such shares voting at the Meeting, whichever is greater. The change in the corporation's name (Proposal No. 3) requires the affirmative vote of holders of a majority of the outstanding Lehigh Common Stock. The election of directors at the Meeting (Proposal No. 4) requires a plurality of votes cast by the Lehigh stockholders entitled to vote thereon at the Meeting. Ratification of the selection of BDO Seidman, LLP as Lehigh's independent public accountants for the year ending December 31, 1996 (Proposal No. 5) requires the affirmative vote of a majority of the votes cast at the Meeting by holders of Lehigh Common Stock.

         The presence at the Meeting, in person or by proxy, of the holders of one-third of the total number of shares of Lehigh Common Stock outstanding on the Lehigh Record Date will constitute a quorum for the transaction of business by such holders at the Meeting. On the Lehigh Record Date, there were 11,276,750 outstanding shares of Lehigh Common Stock, each holder of which is entitled to one vote per share with respect to each matter to be voted on at the Meeting, except that, pursuant to the provisions of the Certificate of Incorporation of Lehigh, voting for directors is cumulative whereby each stockholder may give any one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by such stockholder, or may distribute such votes on the same principle among as many candidates as the stockholder determines. Lehigh has no class or series of stock outstanding other than Lehigh Common Stock entitled to vote at the Meeting.

         At the Meeting, abstentions and broker non-votes (as hereinafter defined) will be counted as present for the purpose of determining the presence of a quorum. For the purpose of computing the vote required for approval of matters to be voted on at the Meeting, shares held by stockholders who abstain from voting will be treated as being "present" and "entitled to vote" on the matter and, thus, an abstention has the same legal effect as a vote against the matter, except that abstentions will have no effect on the election of directors of Lehigh or on the ratification of independent accountants for Lehigh. However, in the case of a broker non-vote or where a stockholder withholds authority from his proxy to vote the proxy as to a particular matter, such shares will not be treated as "present" and "entitled to vote" on the matter and, thus, a broker non-vote or the withholding of a proxy's authority will have no effect on the outcome of the vote on the matter. A "broker non-vote" refers to shares represented at the Meeting in person or by proxy by a broker or nominee where such broker or nominee (i) has not received voting instructions on a particular matter from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on such matter.

PROXIES

         All proxies that are properly executed by holders of Lehigh Common Stock and received by Lehigh prior to the Meeting will be voted in accordance with the instructions noted thereon. Any proxy that does not specify to the contrary will be voted in favor of the Merger Proposal, the Certificate Amendments, the nominees for election as directors and in favor of the ratification of Lehigh's independent certified public accountants and for any other matter that may be properly brought before the Meeting in accordance with the judgment of person or persons voting the proxies. Any holder of Lehigh Common Stock who submits a proxy will have the right to revoke it, at any time before it is voted, by filing with the Secretary of Lehigh written notice of revocation or a duly executed later-dated proxy, or by attending the Meeting and voting such Lehigh Common Stock in person.

         All costs relating to the solicitation of proxies of holders of Lehigh Common Stock will be borne by Lehigh. Proxies may be solicited by officers, directors and regular employees of Lehigh and FMC and its subsidiaries personally, by mail or by telephone or otherwise. Although there is no formal agreement to do so, Lehigh may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries holding shares of stock in their names or those of their nominees for their reasonable expenses in sending solicitation material to their principals.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO MARK, SIGN AND DATE THE RESPECTIVE ACCOMPANYING PROXY AND MAIL IT IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, SO THAT THEIR VOTES CAN BE RECORDED.

                          PROPOSAL NO. 1 -- THE MERGER

GENERAL

         This section of the Proxy Statement/Prospectus describes certain aspects of the Merger, the Merger Agreement and other related matters. The following description does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Appendix A to this Proxy Statement/Prospectus and is incorporated herein by reference. All Lehigh stockholders are urged to read the Merger Agreement in its entirety.

         The Merger Agreement provides that, subject to the satisfaction or waiver of certain conditions, including, but not limited, to the receipt of all necessary third party, regulatory and stockholder approvals, Merger Sub will be merged with and into FMC. As a result of the Merger, the separate corporate existence of Merger Sub will cease and FMC, as the Surviving Corporation, shall continue to possess all of its rights and property as constituted immediately prior to the Effective Date of the Merger and shall succeed, without transfer, to all of the rights and property of Merger Sub and shall continue to be subject to all of its debts and liabilities as the same shall have existed immediately prior to the Effective Date of the Merger, and shall become subject to all the debts and liabilities of Merger Sub in the same manner as if FMC had itself incurred them, all as more fully provided under the Delaware General Corporation law.

         In the Merger,  each share of FMC Common Stock would be  exchanged  for
(i) 1,127.675 shares of Lehigh Common Stock and (ii) 103.7461 shares of Lehigh Preferred Stock. Each share of Lehigh Preferred Stock will be convertible into 250 shares of Lehigh Common Stock and will have a like number of votes per share, voting together with the Lehigh Common Stock. There are currently outstanding 10,000 shares of FMC Common Stock. As a result of these actions, immediately following the Merger, current Lehigh stockholders and FMC stockholders will each own 50% of the issued and outstanding shares of Lehigh Common Stock. In the event that all of the shares of Lehigh Preferred Stock issued to the FMC stockholders are converted into Lehigh Common Stock, current Lehigh stockholders will own approximately 4% and FMC stockholders will own approximately 96% of the issued and outstanding shares of Lehigh Common Stock. On October 25, 1996, the Board of Directors and stockholders of FMC approved the Merger. All of the shares held by FMC will be voted in favor of the Merger.

         As part of Proposal No. 1 stockholders will be asked to vote on an amendment to the Restated Certificate of Incorporation of Lehigh to provide for "blank check" preferred stock. This is necessary to provide for the Lehigh Preferred Stock to be issued as part of the Merger consideration.

BACKGROUND TO THE MERGER

         Prior to 1994, Lehigh, through its wholly owned subsidiaries, had been engaged in the following other businesses: (i) interior construction; (ii) asbestos abatement; (iii) the design, production and sale of electrical products; (iv) the manufacture and sale of dredging equipment and precision machined castings; and (v) energy recovery and power generation and landfill closure services. All of such other businesses were transferred or sold prior to 1994.

         Following that restructuring, in which Lehigh eliminated approximately $46 million of indebtedness, Messrs. Zizza and Bruno remained the only executive officers of Lehigh and embarked on a mission of continuing to reduce Lehigh's indebtedness, seek to raise working capital to allow Lehigh to remain viable, and at the same time locate an acquisition candidate with the potential of increasing shareholder value.

         During the last three years, the management of Lehigh has held discussions with approximately twenty companies who were purportedly interested in an acquisition by, or a business combination transaction with, Lehigh. None of those discussions resulted in a contract or understanding except that on December 21, 1995, Lehigh and Consolidated Technology Group Ltd. ("Consolidated") signed a letter of intent whereby Consolidated agreed in principle to merge with Lehigh in a transaction whereby the stockholders of Consolidated would own approximately 75% of the combined company after the merger. Lehigh and Consolidated were unable to proceed, mainly due to the lack of progress in Consolidated's earnings projections, hence Lehigh would not be able to meet the continuing listing requirements of the New York Stock Exchange. During Consolidated's meetings with Lehigh, Consolidated made projections of what its future earnings would be. Subsequently, Consolidated did not meet its projected earnings and incurred large losses and as a result both Lehigh and Consolidated decided not to go forward with the merger. Consolidated had a negative net worth as a result of the losses it incurred and therefore, it failed to meet the net tangible asset requirement pursuant to the continued listing criteria of the New York Stock Exchange.

         The material terms of the Consolidated transaction were that (i) the holders of issued and outstanding shares of Consolidated's common stock would receive approximately 7,500,000 shares of Lehigh Common Stock and (ii) Lehigh would be recapitalized so that former Lehigh shareholders would own 2,500,000 shares. On May 15, 1996 Lehigh and Consolidated jointly announced that after extensive negotiations they were unable to proceed further with the business transaction contemplated by the letter of intent, which was terminated.

         Prior to the termination of the letter of intent with Consolidated, preliminary discussions between Mr. Dennis A. Sokol, Chairman of the Board of FMC, and Lehigh concerning a possible business combination had commenced on March 8, 1996. Messrs. Zizza and Bruno deemed it their fiduciary duty and in the best interests of the Lehigh shareholders to discuss a possible business combination with FMC in order to determine what transaction would be the best for Lehigh Shareholders. Lehigh began discussions with FMC prior to the termination of letter of intent because the opportunity presented itself. At all times Lehigh disclosed to both Consolidated and FMC the status of its negotiations with the other. Messrs. Zizza and Bruno met again with Mr. Sokol on April 11, 1996, May 14, 1996 and had several phone conversations from time to time during this period regarding the structure of the proposed merger and the ability of FMC to provide a $300,000 bridge loan to Lehigh so that Lehigh could meet its working capital requirements. The working capital requirements that Lehigh intended to address with the $300,000 bridge loan from FMC was to continue to pay Lehigh's rent, accounting fees in connection with the annual report and preparation of this Proxy
Statement/Prospectus, legal fees in connection with this Proxy Statement/Prospectus, the salaries of Lehigh's Vice President and secretary (Mr. Zizza has deferred his salary for approximately two years, and the Company continues to accrue it), transfer agent fees, New York Stock Exchange fees and other miscellaneous expenses. Discussions between FMC and Lehigh terminated on the morning of June 12, 1996 due to FMC's inability to provide the bridge financing which Lehigh required. Also at that time, Lehigh commenced discussions with DHB Capital Group, Inc. ("DHB"). On or about May 30, 1996, David Brooks, Chairman of the Board of DHB called Lehigh for the purpose of discussing a possible business combination with Lehigh. Messrs. Zizza and Bruno spoke with Mr. Brooks, and the parties met later that day to further discuss the proposed business combination. Several more meetings were held which occurred on May 30, 1996 and June 11, 1996. The discussions centered around the $300,000 bridge loan to Lehigh and the value Lehigh shareholders would receive in a combined company. These discussions culminated with the execution on June 11, 1996 of a letter of intent whereby DHB agreed in principle to merge with and into Merger Sub with DHB being the surviving corporation. On or about July 8, 1996, DHB and Lehigh entered into a Merger Agreement (the "DHB Merger Agreement") pursuant to which, among other things, DHB would merge with and into Merger Sub and in exchange for all of the issued and outstanding capital stock of DHB. The DHB transaction was similar to the current transaction in that, the DHB stockholders would receive on a fully diluted basis, approximately 97% the issued and outstanding Lehigh Common Stock.

         On July 12, 1996 Southwicke Corporation and its affiliates ("Southwicke") filed a Schedule 13D indicating that they had acquired beneficial ownership, through purchases and irrevocable proxies, of an aggregate of 2,670,757 shares of Lehigh Common Stock (approximately 25.8%). The purpose in acquiring that ownership position was stated as "investment", and the Schedule 13D also stated the intention to seek representation on Lehigh's Board of Directors.

         Messrs. Zizza and Bruno first met with William L. Remley and Richard Kramer of Mentmore on or about February 5, 1996. Messrs. Zizza and Bruno originally met in February, 1996 because they were contacted by Mentmore who requested the meeting to discuss a possible business combination. Mr. Zizza requested that Mentmore submit its written proposal to Lehigh. The proposal never came and on July 2, 1996 Mentmore again requested that Lehigh attend a meeting to hear a proposal. On the same day both Messrs. Zizza and Bruno attended another meeting with Mentmore and were informed a proposal would be forthcoming. Finally, on August 28, 1996 Lehigh received a proposal. Messrs. Zizza and Bruno met with Mentmore prior to receiving a written proposal because Mentmore requested them to meet and because they felt it was prudent to hear what Mentmore had to say. Mentmore presented its proposal to Messrs. Zizza and Bruno on behalf of the Board. The majority of the Board deliberated on the Mentmore proposal on September 25, 1996.

         On July 17,  1996  Lehigh's  Board of  Directors  met to  consider  the
Schedule 13D filing by Southwicke Corporation and its affiliates and to consider certain amendments to Lehigh's By-laws. Mr. Zizza reported that he had not received any proposal from Southwicke regarding a potential acquisition of Lehigh. Thereafter, the Board of Directors adopted amendments to Lehigh's By-laws which (i) eliminate the ability of stockholders to call a special meeting, and (ii) add provisions which give the Board of Directors the power to set a record date for any proposed stockholder action by written consent and provide a procedure for managing actions by written consent. These amendments were designed to foreclose the ability of a significant stockholder (such as Southwicke) to control the timing of the presentation of matters to a vote by stockholders and, conversely, to clarify and enhance the authority of the Board of Directors with respect to such matters.

         Prior to the termination of the DHB Merger Agreement, on August 28, 1996, Lehigh received a letter from Southwicke. The Southwicke letter contained a demand that the Board of Directors of Lehigh should commence a derivative action to rescind Mr. Zizza's option to DHB, terminate the Merger Agreement and rescind the By-law amendments which were enacted on July 17, 1996. Mr. Zizza granted DHB an option to purchase Mr. Zizza's shares at the same price Mr. Zizza was entitled to acquire the shares from Lehigh. Southwicke took the position that the option Mr. Zizza granted to DHB would be an invalid transfer of Mr. Zizza's non-transferable options. Lehigh disagreed with Southwicke's position since Mr. Zizza was not transferring his options; instead, he planned to first exercise his options and then sell those shares (at his cost) to DHB pursuant to DHB's option.

         Also on August 28, 1996, Lehigh received a letter from Mentmore Holdings Corporation ("Mentmore"), which appears to be an indirect affiliate of Southwicke. The Mentmore letter asked for an opportunity to meet with Lehigh's Board of Directors so that an acquisition proposal could be discussed; it went on to present the outlines of such a proposal. The Mentmore proposal envisioned in general that Mentmore would contribute $3 million while the equity of Lehigh's current stockholders would be valued at $3 million (less any amounts payable under employment or severance agreements), and that each party's ownership in the surviving company would be based on their proportionate shares of that valuation. Mr. Zizza and Mr. Bruno met again with representatives of Mentmore in February 1996, and on July 2, 1996 and September 17, 1996 to discuss Mentmore's proposal and opposition to the proposed merger of Lehigh and DHB in an effort to clarify Mentmore's proposal, and opposition to the proposed merger of Lehigh and DHB. Mentmore's proposal was subsequently presented to Lehigh's Board. Lehigh's Board unanimously rejected the Mentmore proposal predominantly due to (i) the increased shareholder value Lehigh shareholders would receive under the DHB transaction, and (ii) the fact that Mentmore did not have an operating business with which Lehigh could complete a business combination, so as to satisfy the listing requirements of the New York Stock Exchange. The Lehigh stockholders would have retained 50% ownership under the Mentmore proposal.

         The average closing price for DHB stock during the 30 day period (August 16, 1996 through September 17, 1996) was approximately $6.20 per share. Since there were approximately 22,954,529 shares of DHB common stock outstanding, the market had placed a value on DHB of approximately $142,000,000. Based on the market giving DHB a valuation of $142,000,000; if current shareholders received 3% of that valuation it would equal $4,260,000 which is more than the valuation proposed by Mentmore.

         Mentmore's offer of $3,000,000, less contingencies of $1,600,000, had effectively offered the Lehigh shareholders only $1,400,000. The Board did consider the dilution to shareholders under both the DHB and Mentmore proposals.

         In considering the aggregate dollar value Lehigh shareholders were to receive based on the DHB and Mentmore proposals the Board determined that the aggregate dollar value to Lehigh shareholders under the DHB proposal would be approximately $4,260,000 and the aggregate value under the Mentmore proposal would be approximately $1,400,000. The Board concluded that the aggregate value to Lehigh shareholders under the DHB proposal was superior to the Mentmore proposal. In addition, at the close of business on July 2, 1996 Lehigh had a market value of approximately $2,500,000 (approximately 10,000,000 shares outstanding multiplied by $.025 per share), therefore, the dilution to Lehigh shareholders would be insignificant for the DHB proposal since Lehigh shareholders would be receiving more value than they currently had. The Board did not consider any other factors except as disclosed herein.

         One of the NYSE continued listing requirements is that the Company continue to have satisfactory operating results. Therefore, if Lehigh were to accept the proposal of Mentmore, a company, without an operating business it would be difficult to meet this criteria.

         On  September  25,  1996,   Lehigh  formed  an  independent   committee
consisting of only outside directors to review the allegations raised by Southwicke and also notified Southwicke of the same. The outside directors on the independent committee are Richard L. Bready, Charles A. Gargano, Anthony F.L. Amhurst and Salvatore Salibello. On October 1, 1996 Southwicke commenced an action against Lehigh and its entire Board. The Southwicke lawsuit was commenced in the Supreme Court of the State of New York, County of New York, Index # 96/604932. The grounds Southwicke alleged to prevent the DHB or FMC transaction were as follows: (i) that all of the directors breached their fiduciary duty by not obtaining the best available price for Lehigh; (ii) that Messrs. Zizza and Bruno breached their fiduciary duty by engaging in self-dealing; (iii) that Southwicke would suffer irreparable harm if the merger were consummated with either DHB or FMC; (iv) that the Lehigh Board froze out the minority shareholders and (v) that Mr. Zizza transferred a non-transferable option. On October 11, 1996, DHB notified Lehigh of its decision to terminate the DHB Merger Agreement and the related option agreement due to the pendency of the Southwicke lawsuit. On November 13, 1996 Lehigh and its board served its answer to Southwicke's lawsuit generally denying the allegations and raising various affirmative defenses.

         Shortly following the termination of the DHB Merger Agreement, discussions between FMC and Lehigh concerning a possible business combination were renewed. Messrs. Zizza and Bruno as Lehigh's management continued to discuss opportunities with FMC because they deemed it their fiduciary duty and in the best interests of the Lehigh shareholders to discuss possible business combinations which might be beneficial to the shareholders. Lehigh began discussions with FMC prior to the termination of the merger agreement with DHB because the opportunity presented itself. At all times Lehigh disclosed to both DHB and FMC the status of its negotiations with the other. Following numerous discussions between Mr. Zizza, Mr. Bruno and Mr. Sokol, the Chairman of the Board and Chief Executive of FMC, the parties met to further discuss the proposed business combination. Most of the discussions between FMC and Lehigh took place by phone almost on a daily basis from approximately August 28, 1996 onward. Messrs. Sokol, Zizza and Bruno met on October 3, 1996 and October 29, 1996. Mr. Zizza also met Mr. Sokol without Mr. Bruno on October 15, and 18, 1996. The discussions focused predominantly on FMC providing a $300,000 bridge loan so that Lehigh could repay DHB and the structure of a transaction which would procure for Lehigh stockholders an equity participation, however small, in FMC's business. The terms of the $300,000 debenture were for a period of two years with interest at the rate of two percent above the prime lending rate of Chase Manhattan Bank, NA, with interest payable monthly. The bridge loan from FMC was used to repay Lehigh's indebtedness to DHB. Mr. Zizza subsequently visited the corporate headquarters of MedExec, Inc., a subsidiary of FMC in Miami, Florida, where senior management was interviewed and due diligence conducted. Mr. Zizza conducted his due diligence with the aid of Mr. Bruno and Lehigh's independent auditors, BDO Seidman LLP. On or about October 16, 1996, Lehigh's Board of Directors was apprised of the discussions with FMC. Following several meetings between Lehigh and FMC, the parties entered into the Merger Agreement. Lehigh's Board of Directors approved the Merger Agreement by written consent dated October 21, 1996. In addition, FMC's Board of Directors and stockholders approved the Merger Agreement on October 25, 1996. The Merger

Agreement was entered into by the parties on October 29, 1996. A new approval of the Merger Agreement by shareholders of FMC is being sought concurrently with the Lehigh Special Meeting of Stockholders.

         In addition to the reasons set forth in "Lehigh Reasons For The Merger; Recommendation of the Lehigh Board" it was the opinion of the Lehigh Board that the current stockholders of Lehigh would receive more value if a business combination was consummated with FMC as opposed to Mentmore predominantly due to the increased shareholder value Lehigh shareholders would receive as compared to the DHB transaction. This consideration was based on the current market value of Lehigh stock and the pro-forma market value of Lehigh stock after giving effect to the FMC merger. The Lehigh Board was of the opinion that the proposed FMC merger was fair and in the best interest of the Lehigh stockholders.

         On December 9, 1996 Southwicke filed an amended complaint to its lawsuit, which substituted FMC as a defendant for DHB. The substantive allegations on the amended complaint were substantially similar to the original complaint involving the DHB merger proposal.

         Under the terms of the Merger Agreement, each share of the FMC Common Stock would be exchanged for (i) 1,127.675 shares of Lehigh Common Stock and
(ii) 103.7461 shares of Lehigh Preferred Stock. Each share of Lehigh Preferred Stock will be convertible into 250 shares of Lehigh Common Stock and will have a like number of votes per share, voting together with the Lehigh Common Stock. Currently, there are outstanding 10,000 shares of FMC Common Stock. As a result of these actions, immediately following the Merger, current Lehigh stockholders and FMC stockholders will each own 50% of the issued and outstanding shares of Lehigh Common Stock. In the event that all of the shares of Lehigh Preferred Stock issued to the FMC stockholders are converted into Lehigh Common Stock, current Lehigh stockholders will own approximately 4% and FMC stockholders will own approximately 96% of the issued and outstanding shares of Lehigh Common Stock. In addition, under the terms of the Merger Agreement Lehigh will be renamed "First Medical Group, Inc." Following the Merger, Mr. Sokol will become Chairman and Chief Executive Officer of the combined company, Mr. Zizza will become Executive Vice President and Treasurer and Mr. Bruno will continue as Vice President and Secretary.

         Concurrently with the execution of the Merger Agreement, on October 29, 1996 Mr. Zizza sold to FMC in consideration of a note in the principal amount of $100,000, an option to purchase up to six million shares (approximately 37%) of Lehigh Common Stock at $0.50 per share, which is the price at which Mr. Zizza is entitled to acquire those shares from Lehigh under pre-existing agreements. This option was terminated on February 7, 1997 in conjunction with the settlement of the Southwicke litigation, as described below. Mr. Zizza received those options through the following transactions. On August 22, 1994 Lehigh granted (i) Mr. Zizza options to purchase a total of 10,250,000 shares of Lehigh Common Stock; 4,250,000 exercisable at $.50 per share, 3,000,000 exercisable at $.75 per share, and 3,000,000 exercisable at $1.00 per share; and (ii) Mr. Bassani warrants to purchase a total of 7,750,000 shares of Common Stock; 1,750,000 exercisable at $.50 per share, 3,000,000 at $.75 per share and 3,000,000 at $1.00 per share. In July 1995, Mr. Zizza purchased all the warrants held by Mr. Bassani. At the time of such purchase, the Board consented to the transaction and amended the Bassani warrants to make their expiration date co-terminus with the other warrants which had been issued to Mr. Zizza. The $.50 per share options are currently exercisable; the $.75 and $1.00 per share options will not be exercisable until such time as (i) Lehigh has raised at least $10 million of equity, (ii) Lehigh has consummated an acquisition of a business with annual revenues in the year immediately prior to such acquisition of at least $25 million, and (iii) the fair market value of the Lehigh Common Stock (as measured over a period of 30 consecutive days) has equalled or exceeded $1.00 per share. The options and warrants held by Mr. Zizza (including those purchased from Mr. Bassani) will terminate on August 22, 1999, subject to earlier termination under certain circumstances in the event of his death or the termination of his employment.

         On January 27, 1997, Southwicke and Lehigh entered into a Stock Purchase Agreement (the "Stock Purchase Agreement"), whereby Southwicke and Lehigh agreed to mutual releases from all litigation between them and to jointly file all appropriate motions for the dismissal of all litigation between them with prejudice. Under Stock Purchase Agreement, Southwicke agreed to sell to Lehigh 1,920,757 shares of Lehigh Common Stock (the "Southwicke Shares") for $0.28 per share, for a total purchase price of $537,812. Southwicke also granted Lehigh or its designee (FMC) an irrevocable proxy on all shares of Lehigh Common Stock which it beneficially owns.

         On February 7, 1997, Lehigh designated FMC as the purchaser of the Southwicke Shares under the same terms and conditions as the Stock Purchase Agreement, and the option sold to FMC by Mr. Zizza was terminated. Also on that date, FMC purchased the Southwicke Shares, thereby becoming the owner of approximately 25.4% of Lehigh's Common Stock.

SUBSCRIPTION AGREEMENT WITH GDS; POTENTIAL CHANGE OF CONTROL OF LEHIGH

         FMC and Generale De Sante International, PLC ("GDS") are parties to a Subscription Agreement, dated February 8, 1996, which was subsequently modified on June 11, 1996 and April 3, 1997 (the "Subscription Agreement"), a copy of which is attached hereto as Appendix C, pursuant to which at the Effective Time of the Merger GDS will pay $5 million in order to acquire the following ownership interests and rights:

         1. 10% of FMC Common Stock, which will automatically be exchanged in the Merger for 1,127.675 shares of Lehigh Common Stock and 103.7461 shares of Lehigh Preferred Stock.

         2. Shares of FMC's 9% Series A Convertible Preferred Stock convertible into 10% of FMC Common Stock; each such share will be convertible into one share of FMC Common Stock. Following the Merger, this class of preferred stock will remain outstanding as a security of FMC; however, it will be convertible in accordance with its terms into the same Merger consideration as all other shares of FMC Common Stock. Consequently, when and if GDS decides to convert its shares of FMC's 9% Series A Convertible Preferred Stock, GDS will receive 1,127.675 shares of Lehigh Common Stock and 103.7461 shares of Lehigh Preferred Stock. Together with the shares issued in step 1. above, these shares will give GDS a total of approximately 23% ownership interest and voting power of Lehigh.

         3. A 49% common stock interest in FMC Healthcare Services, Inc. (formerly WHEN, Inc.) ("FMC Healthcare"). This subsidiary of FMC is engaged in the business of providing management, consulting and financial services to troubled not-for-profit hospitals and other health care providers.

         The purchase price for the common and preferred stock of FMC to be acquired under steps 1. and 2. above is $4 million. The purchase price for a 49% ownership interest in FMC Healthcare to be acquired under step 3. above is $1 million.

         4. Until the fifth anniversary of the Merger, GDS will have the option to increase its ownership interest in Lehigh to 51%, at a price equal to 110% of the average 30-day trailing market price. This increase in ownership would occur through the issuance of new stock by Lehigh; as a result, all other stockholders' ownership interests would be diluted and GDS would gain control of Lehigh. GDS may exercise its option on one occasion.

         5. In addition to the foregoing option to acquire control of Lehigh, GDS has the option to increase its ownership interest in FMC Healthcare to 52%, also through the issuance of new stock. This option may be exercised from the second to the fifth anniversary of the Merger, upon payment of (i) $3 million cash, or (ii) the shares of Lehigh Common Stock and Lehigh Preferred Stock issued to GDS in the Merger under step 1. above. Furthermore, upon the exercise of this option GDS has the option to acquire all of the remaining equity in FMC Healthcare at the "fair market price" as determined by an independent investment banker.

         6. Alternatively, until the third anniversary of the Merger, GDS can "put" to FMC its 49% ownership interest in FMC Healthcare for (i) $1 million, plus (ii) the "fair market value" of that investment as determined by an independent investment banker.

         7. GDS also has the option to acquire 52% of the common stock of American Medical Clinics Development Corporation, an Irish corporation which is a subsidiary of FMC ("AMCDC"). AMCDC is engaged in the business of managing health care facilities in Eastern Europe.

         The $5 million proceeds to be received from GDS at the Effective Time of the Merger can only be utilized to purchase capital assets to be used in the business of FMC Healthcare and/or AMCDC.

         In the event GDS exercises its option under step 5. above to increase its ownership interest in FMC Healthcare to 52%, then FMC Healthcare will be obligated to enter into a two year management agreement with Lehigh or its designee, for a fee that will be based on the cost of management plus a reasonable success fee to be determined by Lehigh and GDS.

         In conjunction with the Subscription Agreement, as of the Effective Time of the Merger FMC and GDS agreed to terminate various pre-existing loans and option arrangements. In consideration for those terminations, GDS will acquire approximately 500 shares of FMC Common Stock.

         The Subscription Agreement also provides for the following senior management arrangements:

         1. GDS has the right to designate one-half of the members of the Board of Directors of FMC Healthcare as of the Effective Time of the Merger.

         2. The Executive Committee of FMC and FMC Healthcare includes the chairman of FMC, the CEO of FMC, and a designee of GDS. All extraordinary capital investments are approved by a unanimous vote of those Executive Committees.

CONVERSION AND EXCHANGE RATIO

         At the Effective Time of the Merger, all of the outstanding shares of FMC Common Stock (other than shares of FMC Common Stock held in FMC's treasury, if any) will be converted into shares of Lehigh Common Stock and Lehigh Preferred Stock. Each outstanding share of FMC Common Stock shall be exchanged for (i) 1,127.675 shares of Lehigh Common Stock and (ii) 103.7461 shares of Lehigh Preferred Stock and each of the stockholders of FMC, as of the Effective Time of the Merger, shall be entitled to exchange certificates representing all of the issued and outstanding shares of FMC Common Stock held by such FMC stockholder for certificates representing the shares of Lehigh Common Stock and Lehigh Preferred Stock issuable to such FMC stockholder pursuant to the Merger. At the Effective Time of the Merger, shares of FMC Common Stock, if any, held in FMC's treasury shall be canceled and shall cease to exist. Such conversion ratio was established through arms-length negotiations between Lehigh and FMC. Also at the Effective Time of the Merger, all of the shares of Lehigh Common Stock owned by FMC will be cancelled.

         In addition to the reasons set forth in "Lehigh Reasons For The Merger; Recommendation of the Lehigh Board" it was the opinion of the Lehigh Board that the current stockholders of Lehigh would receive more value if a business combination was consummated with FMC as opposed to Mentmore predominantly due to the increased shareholder value Lehigh shareholders would receive as compared to the DHB transaction. This consideration was based on the current market value of Lehigh stock and the pro-forma market value of Lehigh stock after giving effect to the FMC merger.

LEHIGH REASONS FOR THE MERGER; RECOMMENDATION OF THE LEHIGH BOARD

         The Lehigh Board has unanimously approved the Merger and has determined that the Merger and the Merger Agreement and the related transactions are in the best interests of Lehigh and are fair to Lehigh's stockholders from a financial point of view. THE LEHIGH BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS OF LEHIGH VOTE FOR APPROVAL OF THE MERGER PROPOSAL.

         It was the opinion of the Lehigh Board that the current stockholders of Lehigh would receive more value if a business combination was consummated with FMC as opposed to Mentmore predominantly due to the increased shareholder value Lehigh shareholders would receive. This consideration was based on the current market value of Lehigh stock and the pro-forma market value of Lehigh stock after giving effect to the FMC merger.

         At the close of business July 2, 1996 Lehigh had approximately 10,000,000 shares of common stock outstanding and trading at approximately $.25 per share, giving Lehigh a market value of $2,500,000. At the same period of time, DHB had approximately 15,000,000 shares of common stock outstanding trading at approximately $12.00 per share on the NASDAQ Bulletin Board and the Boston Stock Exchange giving DHB a market value of approximately $180,000,000. Since the current shareholders of Lehigh were to receive three percent of the post merged company ($180,000,000 x 3%) the current Lehigh shareholders value would be equal to $5,400,000. The value to Lehigh shareholders under the Mentmore proposal would have been $1,400,000. The value to Lehigh shareholders under the Mentmore proposal was calculated by taking Mentmore's offer to purchase 50% of Lehigh for $3,000,000 less contingencies of $1,600,000 whcih effectively would leave Lehigh's shareholders with approximately $1,400,000 in value. The Board determined the value of FMC, a privately held corporation, by applying a multiple of between 20 to 30 times projected earnings before taxes of approximately $2,000,000 for 1996, which equals between $40,000,000 to $60,000,000. The Board and management, through its general business knowledge concluded that companies in this industry would be valued at multiples of earnings ranging 20x to 30x. The Board did not rely on any third party valuation analysis or identify a specific transaction. Since current Lehigh shareholders are to receive four percent of the post merged company, the current value to Lehigh shareholders would be approximately $1,600,000 to $2,400,000.

         The Lehigh Board concluded the proposed FMC merger was fair for several reasons, such as the current Lehigh shareholders would be receiving between $1,600,000 to $2,400,000 as compared to Lehigh's current market value of approximately $2,500,000, the lack of any other viable acquisition candidate and the percentage of stock current Lehigh shareholders would retain. The calculation underlying the conclusion that Lehigh shareholders would be receiving between $1.6 million and $2.4 million is based on the 4% interest the shareholders would have in FMC (i.e., $40,000,000 multiplied by 4% which equals $1,600,000 and $60,000,000 multiplied by 4% which equals $2,400,000). The exchange ratio is equivalent to the current Lehigh shareholders retaining four percent of Lehigh's common stock on a fully diluted basis which, in the opinion of the Board, is consistent to similar transactions in the

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
market place. The similar transactions that the Board considered are based on general business experience and informal discussions with individuals knowledgeable about the industry. The Board did not identify any specific transaction nor specific dilutive basis regarding the 4% interest Lehigh's shareholders would retain and relied on its general business knowledge. The Board relied on no specific transaction.

         One of the major reasons why the Lehigh Board believes the FMC merger is superior to all others is based partly on the expanding medical industry and the growing future needs for the type of services FMC can perform, in these growing markets.

         During a two year period, Lehigh investigated approximately 20 different acquisition candidates. The terms of the FMC proposed merger are superior to all other "offers" Lehigh preliminarily discussed during this period. All such offers and discussions took into account the continuation of the employment contracts with Messrs. Zizza and Bruno. During the course of its deliberations, the Board of Directors considered, without assigning relative weights to, the following factors: (i) the historical and prospective operations of Lehigh, including, among other things, the current financial condition and future prospects of Lehigh, (ii) the terms and conditions of the Merger Agreement and related documentation, (iii) a review of the operations of FMC, including, among other things, the current financial condition and future prospects of FMC, (iv) a review of Lehigh's efforts over the past two years in trying to locate a suitable acquisition candidate and the absence of any other competing offer from any other business proposing a business combination with Lehigh, (v) the ability of a combination with FMC to increase Lehigh's market capitalization, (vi) the increase in the market value of the Lehigh Common Stock held by Lehigh stockholders which could result from the Merger even after giving effect to the dilutive impact of the merger on Lehigh stockholders, and (vii) the management contracts and continued services of Messrs. Zizza and Bruno with Lehigh. The Lehigh Board of Directors was aware of the Subscription Agreement between GDS and FMC, and considered it to be beneficial due to the significant new capital ($5 million) which would be contributed upon consummation of the Merger. The Lehigh board did not, however, consider the dilutive effects of the Subscription Agreement because they were immaterial to former Lehigh stockholders as compared to FMC stockholders. The Board concluded that the dilutive effect on the Subscription Agreement on the current shareholders was immaterial because the current holders would only have a four percent interest.

         The Lehigh Board also considered certain potentially negative factors in its deliberations concerning the Merger, including, among others: (i) the change of control of Lehigh after the Merger, (ii) the risks associated with FMC's business including competitive factors, and (iii) the absence of an investment banker's opinion regarding the transaction. In this regard the Board did not feel an investment banker's opinion would be an appropriate use of corporate funds. It was the opinion of the Board that the expense that Lehigh would incur to hire an investment banker to obtain an opinion was outweighed by Lehigh's need to conserve its limited amount of working capital. In addition, the Lehigh Board is comprised of lawyers, accountants and successful entrepreneurs, who were able to evaluate FMC based on their own knowledge and experience. In addition, the Lehigh Board considered generally the risk factors associated with the potential effects of Health Care Reform legislation, dependence on capitated fee revenue, the ability to obtain new contracts and manage costs, the highly competitive nature of the industry, significant dependence on one client, professional liabilities exceeding the policy limits of insurance coverage, reduction of government reimbursement, potential political and economic instability in Eastern Europe, foreign government regulations and dependence on key personnel, see "Risk Factors Relating to FMC".

         In view of the wide variety of factors considered by the Lehigh Board, the Lehigh Board did not quantify or otherwise attempt to assign relative weights to the specific factors considered in making its determination. However, in the view of the Lehigh Board, the potentially negative factors considered by it were not sufficient, either individually or collectively, to outweigh the positive factors it considered in its deliberations relating to the Merger.

         The foregoing discussion of the information and factors considered by the Lehigh Board is not intended to be exhaustive but is believed to include all material factors considered by the Lehigh Board.

         THE LEHIGH BOARD RECOMMENDS THAT LEHIGH STOCKHOLDERS VOTE FOR APPROVAL OF THE MERGER PROPOSAL. FEDERAL INCOME TAX CONSEQUENCES

         For a discussion of the federal income tax consequences of the Merger, see "Certain Federal Income Tax Consequences of the Merger."

ACCOUNTING TREATMENT

         Lehigh intends to treat the Merger as a "purchase" for accounting and financial reporting purposes with FMC as the acquiring company. See "Unaudited Pro Forma Combined Financial Statements" contained in the Financial Statements portion of this Proxy Statement/Prospectus.

INTERESTS OF CERTAIN MEMBERS OF LEHIGH MANAGEMENT IN THE MERGER

         In considering the Merger, Lehigh stockholders should be aware that certain members of the Board and management of Lehigh have certain interests that are in addition to the interests of Lehigh stockholders generally and may cause them to have potential conflicts of interest.

         At the Effective Time, Dennis A. Sokol, currently the Chairman of the Board and Chief Executive Officer of FMC, will become the Chairman and Chief Executive Officer of Lehigh (which will be renamed "First Medical Group, Inc." if the Certificate Amendments are approved). It is anticipated that senior officers and employees of FMC will participate in Lehigh stock option plans and other benefit arrangements.

         At the Effective Time, Mr. Salvatore J. Zizza, the Chairman and CEO of Lehigh, will become Executive Vice President and Treasurer and Mr. Robert A. Bruno, Esq., Vice President of Lehigh, will continue in that position and will become Secretary. In addition, as of the Effective Time of the Merger, amendments to their respective employment agreements will become effective. See "Proposal No. 3 -- Election of Directors -- Executive Compensation."

MANAGEMENT AFTER THE MERGER

         DIRECTORS

         Assuming they are elected at the Special Meeting, the directors of Lehigh after consummation of the Merger will be Dennis A. Sokol, Salvatore J. Zizza, Elliot H. Cole, Melvin E. Levinson, M.D. and Paul Murphy. See "Proposal No. 3 -- Election of Directors -- Proposed Directors and Executive Officers."

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
         EXECUTIVE OFFICERS

         Assuming election of the Board of Directors recommended by the Lehigh Board in Proposal No. 3, it is expected that the principal executive officers of Lehigh to be appointed after consummation of the Merger will be as follows:

             NAME                                TITLE
             ----                                -----

       Dennis A. Sokol                    Chairman and Chief
                                           Executive Officer

        Elias M. Nemnom                 Chief Financial Officer

      Salvatore J. Zizza               Executive Vice President
                                             and Treasurer

        Robert A. Bruno                   Vice President and
                                               Secretary

STOCK OPTIONS

         Salvatore J. Zizza, currently Chairman of the Board, President and Chief Executive Officer of Lehigh owns options and warrants to purchase an aggregate of 12,000,000 shares of Lehigh Common Stock, at exercise prices ranging from $.50 to $1.00 per share, and Robert A. Bruno, currently Vice President, General Counsel, Secretary and a director of Lehigh, owns options to purchase an aggregate of 250,000 shares of Lehigh Common Stock at an exercise price of $.50 per share. In addition, Messrs. Bready, Gargano, Anthony F.L. Amhurst, and Salvatore M. Salibello, current directors of Lehigh, own options to purchase, respectively, 15,000 shares, 10,000 shares, 10,000 shares and 10,000 shares of Lehigh Common Stock at exercise prices of $.50 per share. See "Proposal No. 3 - Election of Directors - Certain Relationships and Related Transactions" and " - Executive Compensation." During 1996, Lehigh issued options to purchase an aggregate of 10,000 shares of Lehigh Common Stock at an exercise price of $.50 per share to each of Messrs. Bready, Gargano, Amhurst and Salibello in lieu of cash compensation for 1996.

NO APPRAISAL RIGHTS

         Delaware law provides appraisal rights for certain mergers and consolidations. Appraisal rights are not available to holders of (i) shares listed on a national securities exchange or held of record by more than 2,000 stockholders or (ii) shares of the surviving corporation of the merger, if the merger did not require the approval of the stockholders of such corporation, unless in either case, the holders of such stock are required pursuant to the merger to accept anything other than (A) shares of stock of the surviving corporation, (B) shares of stock of another corporation which are also listed on a national securities exchange or held by more than 2,000 holders, or (C) cash in lieu of fractional shares of such stock. Consequently, the holders of Lehigh Common Stock are not entitled to appraisal rights in connection with the Merger.

TRADING MARKET

         The outstanding shares of Lehigh Common Stock are listed for trading on the NYSE. Lehigh will use its best efforts to cause the shares of Lehigh Common Stock issuable as Merger consideration to be approved for listing on the NYSE. Lehigh will not resolicit shareholder votes if the NYSE does not list Lehigh's stock. If Lehigh's stock is delisted it will seek listing on The American Stock Exchange or NASDAQ. Lehigh has not met the continued listing requirements of the NYSE since 1991. The listing of Lehigh's stock on either exchange will have no effect on the company.

EFFECTIVE TIME

         The Merger Agreement provides that the Merger will become effective at the time a certificate of merger (the "Certificate of Merger") is duly filed with the Secretary of the State of the State of Delaware. The time at which the Merger will become effective is referred to herein as the "Effective Time." Such filing, together with all other filings or recordings required by Delaware law in connection with the Merger, will be made upon the satisfaction or, to the extent permitted under the Merger Agreement, waiver of all conditions to the Merger contained in the Merger Agreement.

THE MERGER

         At the Effective Time, Merger Sub will be merged with and into FMC, at which time the separate corporate existence of Merger Sub will cease and FMC, as the Surviving Corporation, (i) shall continue to possess all of its rights and property as constituted immediately prior to the Effective Date of the Merger and shall succeed, without transfer, to all of the rights and property of Merger Sub and (ii) shall continue subject to all of its debts and liabilities as the same shall have existed immediately prior to the Effective Date of the Merger, and become subject to all the debts and liabilities of Merger Sub in the same manner as if FMC had itself incurred them, all as more fully provided under the Delaware General Corporation law.

         EXCHANGE OF SHARES

         As part of the Merger, each share of FMC Common Stock would be exchanged for (i) 1,127.675 shares of Lehigh Common Stock and (ii) 103.7461 shares of Lehigh Preferred Stock. Each share of Lehigh Preferred Stock will be convertible into 250 shares of Lehigh Common Stock and will have a like number of votes per share, voting together with the Lehigh Common Stock. There are currently outstanding 10,000 shares of FMC Common Stock. As a result of these actions, immediately following the Merger, current Lehigh stockholders and FMC stockholders will each own approximately 50% of the issued and outstanding shares of Lehigh Common Stock. In the event that all of the shares of Lehigh Preferred Stock issued to the FMC stockholders are converted into Lehigh Common Stock, current Lehigh stockholders will own approximately 4% and FMC stockholders will own approximately 96% of the issued and outstanding shares of Lehigh Common Stock. Lehigh will then be renamed "First Medical Group, Inc."

         Before the Effective Time, Lehigh will deposit with its transfer agent, for the benefit of holders of FMC Common Stock, certificates representing shares of Lehigh Common Stock and Lehigh Preferred Stock issuable pursuant to the Merger Agreement in exchange for shares of FMC Common Stock evidencing the right to receive (i) 1,127.675 shares of Lehigh Common Stock and (ii) 103.7461 shares of Lehigh Preferred Stock, for each share of FMC Common Stock. Promptly after the Effective Time, Lehigh will, or will cause the transfer agent to, send to each holder of FMC Common Stock at the Effective Time a letter of transmittal to be used in such exchange.

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
         Each holder of shares of FMC Common Stock, upon surrender to the transfer agent of a certificate or certificates representing such FMC Common Stock, together with a properly completed letter of transmittal, will be entitled to receive in exchange therefor the number of shares of Lehigh Common Stock and Lehigh Preferred Stock which such holder has the right to receive pursuant to the Merger Agreement and cash in lieu of any fractional shares of Lehigh Common Stock, as contemplated by the Merger Agreement. The certificate or certificates for shares of FMC Common Stock so surrendered shall be canceled. Until so surrendered, each such certificate will, after the Effective Time, represent for all purposes only the right to receive Lehigh Common Stock and Lehigh Preferred Stock pursuant to the terms of the Merger Agreement.

         If any shares of Lehigh Common Stock and/or Lehigh Preferred Stock are to be issued to any person other than the registered holder of the shares of FMC Common Stock represented by the certificate or certificates surrendered in exchange therefor, it will be a condition to such issuance that the certificate or certificates so surrendered be properly endorsed or otherwise be in proper form for transfer and that the person requesting such issuance shall pay to the transfer agent any transfer or other taxes required as a result of such issuance.

         No dividends or other distributions on shares of Lehigh Common Stock or Lehigh Preferred Stock will be paid to the holder of any certificates representing shares of FMC Common Stock until such certificates are surrendered for exchange as provided in the Merger Agreement. Upon such surrender, there will be paid, without interest, to the person in whose name the certificates representing the shares of Lehigh Common Stock and Lehigh Preferred Stock into which such shares were converted are registered, all dividends and other distributions, if any, paid in respect of such Lehigh Common Stock or Lehigh Preferred Stock on a date subsequent to, and in respect of a record date after, the Effective Time.

         FRACTIONAL SHARES

         No fractional shares of Lehigh Common Stock will be issued in the Merger or upon conversion of the Lehigh Preferred Stock, if any. All fractional shares of Lehigh Common Stock that a holder of shares of FMC Common Stock or Lehigh Common Stock would otherwise be entitled to receive as a result of the
Merger will be aggregated, and the transfer agent will sell such shares in the public market and distribute to each such holder entitled thereto a pro rata portion of the net proceeds of such sale. No cash in lieu of fractional shares of Lehigh Common Stock will be paid to any holder of shares of FMC Common Stock or Lehigh Common Stock until certificates representing such shares are surrendered and exchanged.

         REGISTRATION AND LISTING OF SHARE CONSIDERATION

         Lehigh has agreed that it will cause the offer and sale of Lehigh Common Stock and Lehigh Preferred Stock issuable in the Merger, as well as the Lehigh Common Stock issuable upon conversion of the Lehigh Preferred Stock, to be registered under the Securities Act. Lehigh has agreed to use its best efforts to have such shares listed for trading on the NYSE. Such listing is not a condition to the consummation of the Merger.

         REPRESENTATIONS AND WARRANTIES

         The Merger Agreement contains representations and warranties by each of Lehigh and FMC that are customary and usual for transactions similar to that contemplated by the Merger Agreement. These include, but are not limited to corporate existence and authority to enter into the Merger Agreement; the capitalization of each of Lehigh and FMC; that the shares to be issued by Lehigh to the stockholders of FMC will be validly authorized and issued and fully-paid and nonassessable; and that the financial statements furnished by each party present fairly their financial position and results of operations and have been prepared in conformity with generally accounting principles consistently applied.

         COVENANTS

         The Merger Agreement also contains covenants by each of Lehigh and FMC, principally as to the conduct of their respective business between the date of the Merger Agreement and the Effective Date of the Merger. The principal covenants are that Lehigh and FMC will conduct their business only in the usual and ordinary course; neither shall amend their Certificates of Incorporation or By-Laws unless it is deemed reasonably necessary to consummate the Merger; and neither will declare any dividends or distributions on their outstanding shares of capital stock.

         ACCESS TO INFORMATION

         In addition to each party having the opportunity to investigate the properties and financial and legal condition of the other prior to the execution of the Merger Agreement, Lehigh and FMC agreed that if matters come to the attention of either party requiring additional due diligence, each will permit the other and its authorized agents or representatives to have full access to its premises and to all of its books and records and officers of the respective companies will furnish the party making such investigation with such financial and operating data and other information with respect to its business and properties as the party making such investigation shall reasonably request.

         ADDITIONAL COVENANTS

         Additional covenants between the parties include Lehigh's covenant to apply for listing on the New York Stock Exchange of the Lehigh shares to be delivered to FMC stockholders; compliance by Lehigh with state securities laws; reasonable efforts by both parties to obtain any required approvals or consents of government or other authorities to the transactions contemplated by the Merger Agreement; and for Lehigh and FMC to cooperate with each other and with their respective counsel and accountants with respect to action required to be taken as part of their obligations under the Merger Agreement, including the preparation of financial statements and the supplying of information in connection with the preparation of the Proxy Statement/Prospectus.

         CONDITIONS TO THE MERGER

         The Merger Agreement contains certain conditions which are to be satisfied by Lehigh and FMC to each other's satisfaction on or before the closing of the Merger. These conditions include, but are not limited to, approval of the Merger Agreement by the vote of a majority of the outstanding shares of common stock of Lehigh and FMC; Lehigh and FMC shall have furnished each other with appropriate stockholder and Board of Directors resolutions approving the Merger Agreement; appropriate and customary opinions of counsel with respect to various aspects of the transactions; and that the representation and warranties of each party as set forth in the Merger Agreement are true in all material respects as of the Closing Date. Lehigh does not intend to waive any material conditions.

         FMC's obligation to close is subject to the further condition that a certificate of designation respecting the shares of Lehigh Preferred Stock issuable pursuant to the Merger shall be filed with the Secretary of State for the State of Delaware; that the Board of Directors of Lehigh shall be constituted as set forth herein upon effectiveness of the Merger; and that Lehigh's name shall have been changed to "First Medical Group, Inc." effective upon the Merger.

         TERMINATION AND TERMINATION EXPENSES

         The parties to the Merger Agreement desired a vehicle by which the Merger Agreement could be terminated in the event legal action was taken by a third party to prevent the proposed merger. Given the uncertainty of the outcome of any potential litigation and the length of time it could take to resolve a dispute the parties did not want to be bound to an agreement while one of the parties was engaged in litigation for several years.

         The Merger Agreement provides that it may be terminated at any time prior to the Closing Date by (i) mutual consent of the parties or (ii) upon written notice to the other party, by either party upon authorization of its Board of Directors if in its reasonably exercised judgment since October 29, 1996 there shall have occurred a material adverse change in the financial condition or business of the other party or the other party shall have suffered a material loss or damage to any of its property or assets, which change, loss or damage materially affects or impairs the ability of the other party to conduct its business, or if any previously undisclosed condition which materially adversely affects the earning power or assets of either party come to the attention of the other party.

         The Merger Agreement may also be terminated by either party upon notice to the other in the event the Closing shall not be held by June 30, 1997, unless such termination date is extended upon mutual agreement of the parties. The Merger Agreement also provides that if prior to the consummation of the Merger, Lehigh consummates Alternate Combination which is found by the Lehigh Board of Directors to be more favorable to Lehigh and its stockholders than the Merger, Lehigh shall be obligated to pay FMC $1.5 million.

         Any term or condition may be waived by the party which is entitled to the benefit thereof by action taken by the Board of Directors of such party.

         Except  in  the  case  of  Lehigh's   consummation   of  an   Alternate
Combination, upon termination of the Merger Agreement each party shall bear its own expenses in connection the contemplated transactions.

GOVERNMENTAL AND REGULATORY APPROVALS

         Lehigh and FMC are not aware of any governmental or regulatory approvals required for consummation of the Merger, other than compliance with applicable securities laws and the filing of the Certificate of Merger under Delaware law.

                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         Set forth below is a discussion of certain federal income tax consequences under the Internal Revenue Code of 1986, as amended (the "Code"), to Lehigh and FMC and to stockholders of FMC who receive Lehigh Common Stock and Lehigh Preferred Stock as a result of the Merger. This discussion does not deal with all aspects of federal taxation that may be relevant to particular FMC stockholders, or with the effects of state, local or foreign income taxation, however, this disclosure does address all material federal tax consequences of this transaction.

         STOCKHOLDERS ARE URGED TO CONSULT WITH THEIR OWN TAX ADVISORS REGARDING THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS.

         No ruling has been requested from the Internal Revenue Service (the "Service") in connection with the Merger, and in the opinion of Olshan Grundman Frome & Rosenzweig LLP, counsel for Lehigh, no ruling would be given if one were requested. In the opinion of counsel, the following are the material tax consequences of the Merger. An opinion represents only the best judgment of tax counsel. The description of the tax consequences set forth below will not be binding on the Service, and the Service may adopt a position contrary to that described below.

CONSEQUENCES TO LEHIGH AND FMC

         The Merger will constitute a reorganization under Section 368(a) of the Code if carried out in the manner set forth in the Merger Agreement. By reason of the Merger constituting a "reorganization," no gain or loss will be recognized by Lehigh or FMC on account of the Merger.

CONSEQUENCES TO FMC STOCKHOLDERS

         By virtue of the qualification of the Merger as a "reorganization" under the Code, no gain or loss will be recognized by FMC stockholders upon the receipt in connection with the Merger of Lehigh Common Stock and Lehigh Preferred Stock in exchange for their shares of FMC Common Stock.

         The aggregate tax basis of Lehigh Common Stock received by each FMC stockholder will be the same as the aggregate tax basis of FMC Common Stock surrendered in exchange therefor.

         The holding period for each share of Lehigh Common Stock and Lehigh Preferred Stock received by each stockholder of FMC in exchange for FMC Common Stock will include the period for which such stockholder held the FMC Common Stock exchanged therefor, provided such stockholder's FMC Common Stock is held as a capital asset at the Effective Date of the Merger.

CONSEQUENCES TO LEHIGH STOCKHOLDERS

         By virtue of the qualification of the Merger as a "reorganization" under the Code, no gain or loss will be recognized by Lehigh stockholders in connection with the Merger.

LIMITATIONS ON DESCRIPTION

         The description of the tax consequences set forth above is subject to certain assumptions and qualifications and is based on the truth and accuracy of the representations of the parties in the Merger Agreement and in representation letters to be delivered by the officers and directors of Lehigh and FMC. Of particular importance is the assumption that the Merger will satisfy the "continuity of interest" requirement.

         In order for the continuity of interest requirement to be met, FMC stockholders must not, pursuant to a plan or intent existing at or prior to the Effective Time, dispose of an amount of the Lehigh Common Stock and Lehigh
Preferred Stock to be received in the Merger (including, under certain circumstances, pre-merger dispositions of FMC Common Stock) such that the FMC stockholders do not retain a meaningful continuing equity ownership in Lehigh. Generally, so long as holders of FMC Common Stock do not plan to dispose of in excess of 50 percent of the Lehigh Common Stock and Lehigh Preferred

Stock to be received as described above (the "50 Percent Test"), such requirement will be satisfied. Management of Lehigh and FMC have no knowledge of a plan or intention that would result in the 50 Percent Test not being satisfied.

         A successful challenge by the Service to the above-described tax status of the Merger would not affect Lehigh stockholders, but would result in an FMC stockholder recognizing gain or loss with respect to each share of FMC Common Stock surrendered equal to the difference between such stockholder's basis in such share and the fair market value of the Lehigh Common Stock and Lehigh Preferred Stock received in exchange therefor. In such event, an FMC stockholder's aggregate basis in the shares of the Lehigh Common Stock and Lehigh Preferred Stock received in the exchange would equal the fair market value of such shares and the stockholder's holding period for such shares would not include the period during which the stockholder held FMC Common Stock.

              PROPOSAL NO. 2 -- THE CERTIFICATE AMENDMENTS GENERAL

         The Board of Directors of Lehigh has unanimously adopted a resolution proposing and declaring it advisable to amend Lehigh's Restated Certificate of Incorporation and By-laws: (A) eliminating cumulative voting for directors; (B) eliminating action by stockholders by written consent; (C) fixing the Directors number of members of the Board of Directors at between seven and eleven, as determined from time-to-time by the Board of Directors; and (D) requiring any further amendment to the provisions of the Certificate of Incorporation addressed by items (A) through (C) to require the vote of the holders of at least 60% of the outstanding shares of Lehigh Common Stock (collectively, the "Certificate Amendments"). Stockholders may vote for or against, or abstain from voting with respect to, all of the parts of this proposal as a group.

         In connection with the financial restructuring of Lehigh consummated in 1991 (the "1991 Restructuring"), Lehigh's Restated Certificate of Incorporation and By-laws were amended to provide for cumulative voting in all elections of directors, to eliminate the classification of the Board and to fix the number of directors comprising the entire Board at seven. Such amendments were adopted to ensure that, following the closing of such restructuring, the predecessors-in-interest of Base Asset Trust, as liquidating agent of Executive Life Insurance Company in Rehabilitation/Liquidation ("BAT"), by themselves, would be able to elect at least one of Lehigh's directors at each annual meeting of Lehigh's stockholders (so long as they continued to own at least one-sixth of the outstanding shares of common stock). The adoption of such amendments was required as a condition to such holders of Lehigh's outstanding subordinated debentures and senior subordinated notes and such predecessors-in-interest of BAT. Lehigh believes that such amendments are no longer required in light of the financial restructuring of Lehigh consummated in May 1993 (the "1993 Restructuring") and as a result of BAT selling all of its stock in Lehigh on July 2, 1996. For information as to these restructurings, see "Business Information Regarding Lehigh and Merger Sub."

PART A -- ELIMINATING CUMULATIVE VOTING FOR DIRECTORS

         The Lehigh Board has unanimously approved, subject to stockholder approval, adoption of amendments to Lehigh's Restated Certificate of Incorporation and By-laws to eliminate the requirement for cumulative voting in all future elections of directors of Lehigh by its stockholders. Currently, in all elections of directors, each holder of shares of common stock is entitled to cast such number of votes as shall equal the number of shares owned by such holder multiplied by the number of directors to be elected by the holders of common stock, and such holder may cast all of such holder's votes for a single candidate or may distribute them among any two or more candidates in such proportions as such holder may determine. The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected.

         If the proposal to eliminate cumulative voting is adopted, cumulative voting will not be available with respect to the election of directors in connection with any future elections of directors by stockholders. The holder or holders of shares representing a majority of the votes entitled to be cast in an election of directors for Lehigh will be able to elect all directors.

         In addition, currently no director may be removed by the stockholders when the votes cast against his removal would be sufficient to elect him if voted cumulatively (as described above) at an election of directors at which the same number of votes were cast and the entire Board were then being elected. If the proposal to eliminate cumulative voting is adopted, the holders of a majority of the shares entitled to vote at an election of directors will be able to remove any director or the entire Board with or without cause.

         The absence of cumulative voting could have the effect of preventing representation of minority stockholders on the Board. In addition, the elimination of cumulative voting may have certain anti-takeover effects. It may, under certain circumstances, discourage or render more difficult a merger, tender offer proxy contest or acquisition of large blocks of Lehigh's shares by persons who would not make such acquisition without assurance of the ability to place a representative on the Board; deter or delay the assumption of control by a holder of a large block of Lehigh's shares; or render more difficult the replacement of incumbent directors and management.

         The Board believes, however, that, in general, and especially in publicly held corporations, each director should represent the interests of all stockholders rather than the interests of a special constituency, and that the presence on the Board of one or more directors representing such a constituency could disrupt and impair the efficient management of Lehigh. Adoption of the proposal to eliminate cumulative voting requires the affirmative vote of the holders of a majority of the outstanding shares of common stock or the holders of a least 80% of the outstanding shares of common stock voting at the Meeting, whichever is greater.

         The Board recommends a vote FOR this proposal and it is intended that shares represented by the enclosed form of proxy will be voted in favor of this proposal unless otherwise specified in such proxy.

PART B -- ELIMINATING ACTION BY STOCKHOLDERS BY WRITTEN CONSENT

         The Board of Directors recommends that Lehigh's Certificate of Incorporation be amended to provide that actions required or permitted to be taken at any annual or special meeting of the stockholders may be taken only upon the vote of the stockholders at a meeting duly called and may not be taken by written consent of the stockholders.

         Under the General Corporation Law of the State of Delaware (the "DGCL"), unless otherwise provided in the Certificate of Incorporation, any action required or permitted to be taken by stockholders of Lehigh may be taken without a meeting, without prior notice and without a stockholder vote if a written consent setting forth the action to be taken is signed by the holders of shares of outstanding stock having the requisite number of votes that would be necessary to authorize such action at a meeting of stockholders at which all shares entitled to vote thereon were present and voted. Lehigh's Certificate of Incorporation currently contains no provision restricting or regulating stockholder action by written consent.

         The adoption of this amendment would eliminate the ability of Lehigh stockholders to act by written consent in lieu of a meeting. It is intended to prevent solicitation of consents by stockholders seeking to effect changes without giving all of Lehigh's stockholders entitled to vote on a proposed action an adequate opportunity to participate at a meeting where such proposed action is considered. The proposed amendment would prevent a takeover bidder holding or controlling a large block of Lehigh's voting stock from using the written consent procedure to take stockholder action unilaterally.

         The Board of Directors does not believe that the elimination of stockholder action by written consent will create a significant impediment to a tender offer or other effort to take control of Lehigh. Nevertheless, the effect of this proposal may be to make more difficult, or delay, certain actions by a person or a group acquiring a substantial percentage of Lehigh's stock even though such actions might be desired by, or beneficial to, the holders of a majority of Lehigh's stock.

         This amendment will ensure that all stockholders will have advance notice of any attempted major corporate action by stockholders, and that all stockholders will have an equal opportunity to participate at the meeting of stockholders where such action is being considered. It will enable Lehigh to set a record date for any stockholder voting, and should reduce the possibility of disputes or confusion regarding the validity of purported stockholder action. The amendment could provide some encouragement to a potential acquiror to negotiate directly with the Board of Directors.

         The Board recommends a vote FOR this proposal and it is intended that shares represented by the enclosed form of proxy will be voted in favor of this proposal unless otherwise specified in such proxy.

PART C -- FIXING THE NUMBER OF DIRECTORS AT BETWEEN SEVEN AND ELEVEN

         The Lehigh Board has unanimously approved, subject to stockholder approval, adoption of amendments of Lehigh's Restated Certificate of Incorporation and By-laws to provide that the number of directors comprising the entire Board be not less than seven nor more than eleven, as determined from time to time by the Board. Such amendments are intended to increase the flexibility of the Board to vary its size depending on the needs of Lehigh, the availability of qualified persons willing to serve as directors and other relevant factors.

         Lehigh's Restated Certificate of Incorporation currently provides that the number of directors constituting the entire Board shall be six. Although the Board currently consists of six directors, five directors have been nominated for election at the Meeting. If the Merger is not approved by stockholders, the Merger will not be effected and the current directors of Lehigh will continue to serve.

         If such proposed amendments are adopted, Lehigh's Restated Certificate of Incorporation will be amended to provide that the number of directors comprising the entire Board will be determined as set forth in Lehigh's By-laws and such By-laws will be amended to provide that the number of directors comprising the entire Board would be not less than seven nor more than eleven, as determined from time to time by the Board. Adoption of these amendments requires the affirmative vote of the holders of a majority of the outstanding shares of Lehigh Common Stock or the holders of at least 80% of the outstanding shares of Lehigh Common Stock voting at the Meeting, whichever is greater.

         The Board recommends a vote FOR this proposal and it is intended that shares represented by the enclosed form of proxy will be voted in favor of this proposal unless otherwise specified in such proxy.

PART D -- REQUIRING ANY FURTHER AMENDMENT TO THE PROVISIONS OF THE CERTIFICATE OF INCORPORATION ADDRESSED BY PARTS (A) THROUGH (C) TO REQUIRE THE VOTE OF THE HOLDERS OF AT LEAST 60% OF THE OUTSTANDING SHARES OF LEHIGH COMMON STOCK

         The Board of Directors recommends that Lehigh's Certificate of Incorporation be amended to require that in order to amend, repeal or adopt any provision inconsistent with the amendments to the Certificate of Incorporation described in Parts (B) through (D) the affirmative vote of at least 60% of the outstanding shares of Lehigh Common Stock shall be required.

         Under the DGCL of the State of Delaware, amendments to the Certificate of Incorporation require the approval of the holders of a majority of the outstanding stock entitled to vote thereon, but the law also permits a corporation to include provisions in its Certificate of Incorporation which require a greater vote than otherwise required by law for any corporate action. With respect to such supermajority provisions, the DGCL requires that any alteration, amendment or repeal thereof be approved by an equally large stockholder vote.

         The requirement of an increased stockholder vote is designed to prevent a person holding or controlling a majority, but less than 60%, of the shares of Lehigh from avoiding the requirements of the proposed amendments by simply repealing them. The practical effect of the proposed amendment is that the former stockholders of FMC, acting as a group, will be able to meet this ownership requirement if they choose to act in concert.

         The Board recommends a vote FOR this proposal and it is intended that shares represented by the enclosed form of proxy will be voted in favor of this proposal unless otherwise specified in such proxy.

           PROPOSAL NO. 3 -- CHANGING THE NAME OF THE CORPORATION FROM
             "THE LEHIGH GROUP INC." TO "FIRST MEDICAL GROUP, INC."

         The Lehigh Board has unanimously adopted a resolution proposing and declaring it advisable to amend Lehigh's Restated Certificate of Incorporation to change the name of Lehigh from "The Lehigh Group Inc." to "First Medical Group, Inc." The purpose of this amendment is to have the corporation's name more accurately reflect its primary business following completion of the Merger. This proposal is conditioned upon completion of the Merger.

         The affirmative vote of a majority of the outstanding shares of Lehigh Common Stock is required for approval of the proposed amendment to change Lehigh's name.

         The Board recommends a vote FOR this proposed amendment and it is intended that shares represented by the enclosed form of proxy will be voted in favor of this proposed amendment unless otherwise specified in such proxy.

                     PROPOSAL NO. 4 -- ELECTION OF DIRECTORS

GENERAL

         Lehigh's Restated Certificate of Incorporation and By-laws provide that the number of directors constituting the entire Board of Directors of Lehigh (the "Board") shall be six. Lehigh is proposing to amend its Restated Certificate of Incorporation and By-laws to provide that the number of directors comprising the entire Board be not less than seven nor more than eleven, as determined from time to time by the Board. See "Proposal No. 2 -- The Certificate Amendments". There are five nominees for director. If the stockholders fail to approve the proposed amendment to Lehigh's Restated Certificate of Incorporation and By-laws to provide that the number of directors comprising the entire Board shall be not less than seven nor more than eleven, then the six nominees who receive the most votes shall serve as Lehigh's directors. If the Merger is not completed, the current Lehigh directors will continue to serve.

         Cumulative voting will be available with respect to the election of directors at the Meeting. Each holder of shares of Lehigh Common Stock shall be entitled to cast such number of votes as shall equal the number of shares owned by such holder multiplied by the number of directors to be elected by the holders of Common Stock, and such holder may cast all of such holder's votes for a single candidate or may distribute them among any two or more candidates in such proportions as such holder may determine. The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected. Unless instructions to the contrary are given, the shares represented by a proxy at the Meeting will be voted for any one or more of management's nominees, to the exclusion of others, and in such order of preference as the proxy holders determine in their sole discretion.

         If for any reason any of Lehigh's nominees should be unable to serve or refuse to serve as a director, an event which is not anticipated, the enclosed proxies may be voted for a substituted nominee, in accordance with the judgment of the proxy holders, and for the other nominees of management.

         The table set forth below sets forth information with respect to each nominee for director of Lehigh following the Merger, if approved. Information as to age, occupation and other directorships has been furnished to Lehigh by the individual named. Mr. Zizza is currently a director of Lehigh. Those directors elected at the Meeting will serve until the next annual meeting of stockholders of Lehigh (or until their respective successors are duly elected and qualified or until their earlier death, resignation or removal).

PROPOSED DIRECTORS AND EXECUTIVE OFFICERS

             NAME           AGE             CURRENT POSITION
             ----           ---             ----------------

Salvatore J. Zizza          51    Chairman of the Board, President, Chief
                                  Executive Officer, Director of Lehigh and
                                  Nominee for Director

Robert A. Bruno             40    Vice President and Secretary of Lehigh

Dennis A. Sokol             52    Chairman of the Board and Chief
                                  Executive Officer of FMC and Nominee
                                  for Director

             NAME           AGE             CURRENT POSITION
             ----           ---             ----------------

Elias M. Nemnom             46    Vice President and Chief Financial
                                  Officer of FMC

Melvin E. Levinson,         68    Director of FMC and Nominee for
M.D.                              Director

Elliot H. Cole              64    Director of FMC and Nominee for
                                  Director

Paul Murphy                 49    Director of FMC and Nominee for
                                  Director


         Mr. Zizza has been a director of Lehigh since 1985 (except that he did not serve as a director during the period from March 15, 1991 through April 16,
1991) and Chairman of the Board of Lehigh since April 16, 1991, and was Chief Executive Officer of Lehigh from April 16, 1991 through August 22, 1991 and President of NICO from 1983 through August 22, 1991. He also served as President of Lehigh from October 1985 until April 16, 1991. He is also a director of the Gabelli Equity Trust, Inc.; The Gabelli Asset Fund; The Gabelli Growth Fund; The Gabelli Convertible Securities Funds, Inc. and The Gabelli Global MultiMedia Trust Inc. On December 12, 1995, Mr. Zizza became Chairman of the Board of The Bethlehem Corporation (an American Stock Exchange company). On November 18, 1992, Mr. Zizza also became Chairman of the Board, President and Treasurer of Initial Acquisition Corp. (a Nasdaq- listed Company).

         Mr. Bruno has served as Vice President and General Counsel since May 5, 1993 and as Secretary since August 22, 1994. He was appointed to the Board on March 31, 1994. He also has served as General Counsel to NICO and its subsidiaries since June 1983 (except he did not serve as General Counsel to NICO during the period of January 1, 1992 through May 31, 1993).

         Mr. Sokol has served as the Chairman of the Board and Chief Executive Officer of FMC since its formation in January 1996. Prior to the formation of FMC, Mr. Sokol served as the Chairman of the Board and Chief Executive Officer of Hospital Corporation International, Plc., the former international division of Hospital Corporation of America, Inc., which entity owned and operated hospitals and primary care facilities in the United Kingdom, Central and Eastern Europe, the Middle East and Pacific Rim, and American Medical Clinics, Ltd. Mr. Sokol was the founder, and from 1984 to 1988 served as Chief Executive Officer of Medserv Corporation, a multifaceted medical service company. Mr. Sokol was the founder, and from 1989 to 1992 served as the Chief Executive Officer, of the American-Soviet Medical Consortium whose members included Pfizer, Inc., Colgate-Palmolive Company, Hewlett-Packard Company, MedServ, Amoco Corporation and Federal Express Corp. In all, Mr. Sokol has over 30 years experience in the medical services industry.

         Mr. Nemnom has served as the Chief Financial Officer of FMC since joining the company in May 1996. Prior to joining FMC, from March 1995 to April 1996, Mr. Nemnom served as the Chief Financial Officer of MedE America Corporation, an electronic data interchange company. From December 1985 to January 1995, Mr. Nemnom served as the Chief Financial Officer of Medserv Corporation, a multifaceted medical service company. Before joining Medserv, Mr. Nemnom was a Senior Manager at Deloitte & Touche for over ten years specializing in the healthcare industry. Mr. Nemnom is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants, the New York State Society of Certified Public Accountants and the Healthcare Financial Management Association.

         Dr. Levinson has served as a Co-Vice Chairman of FMC's Board of Directors since its formation in January 1, 1996. Dr. Levinson was a co-founder of MedExec, Inc., a wholly-owned subsidiary of FMC ("MedExec"), for which he served as Chairman of the Board and a director from March 1991 to January 1996. Dr. Levinson was also a co-founder and former director of HealthInfusion, Inc., a publicly traded company engaged in the delivery of intravenous home therapy. Dr. Levinson is a founder and since January 1996 has served as the Chairman of the Board of Scion International, Inc., a manufacturer of medical devises. Dr. Levinson is currently an Associate Professor at the University of Miami School of Medicine.

         Mr. Cole has served as the Co-Vice Chairman of FMC's Board of Directors since its formation in January 1996. Mr. Cole is a senior partner in the law firm of Patton Boggs LLP, Washington, D.C., a firm of approximately 250 lawyers. Mr. Cole has practiced corporation law and been engaged in Federal matters for more than thirty-five years. Mr. Cole has served as a trustee of Boston
University since 1977 as well as being a member of numerous corporate and not-for-profit boards.

         Mr. Murphy has served as a director of FMC since its formation in January 1996. Since 1994, Mr. Murphy has served as the Deputy Managing Director of BMI Healthcare, the largest provider of health care in the United Kingdom. From 1989 until its merger in 1994 with its affiliate, General Healthcare Group, in connection with the formation of BMI Healthcare, Mr. Murphy served as the Managing Director of GreatNorthern Health Management Ltd., a company which managed up to ten hospitals within the United Kingdom. Prior to joining GreatNorthern Health Management Ltd., from 1984 to 1989, Mr. Murphy served as the Chief Executive Officer of Little Aston Hospital plc, a company which owned and operated a hospital located in Birmingham, United Kingdom. In all, Mr. Murphy has over 20 years experience in the United Kingdom health care industry. Mr. Murphy currently sits on the boards of several hospital corporations and other health care companies in the United Kingdom.

         No family relationship exists between any of the directors and executive officers of Lehigh.

         All directors will serve until the annual meeting of stockholders of Lehigh to be held in 1997 and until their respective successors are duly elected and qualified or until their earlier death, resignation or removal. Officers are elected annually by the Board and serve at the discretion thereof.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On August 22, 1994, Lehigh sold 2,575,000 shares of Lehigh Common Stock pursuant to a private placement (the "Private Placement") at a purchase price of $.40 per share, including 250,000 shares sold to Salvatore J. Zizza (Lehigh's President, Chairman of the Board and Chief Executive Officer), 62,500 shares sold to Robert A. Bruno (Lehigh's Vice President, General Counsel and Secretary) and 750,000 shares sold to Kenneth Godt as Trustee of the Orion Trust (which, by virtue of such sale, became the owner of more than 5% of the outstanding Lehigh Common Stock). Pursuant to a registration rights agreement dated as of August 22, 1994 among Lehigh and the investors that purchased Lehigh Common Stock pursuant to the Private Placement (including Mr. Zizza, Mr. Bruno and Kenneth Godt as Trustee for the Orion Trust), such investors have one demand registration right (exercisable at any time after the first anniversary and prior to the fifth anniversary of such date) and certain "piggyback" registration rights with respect to such common stock. On August 22, 1994, Lehigh also (i) issued to Goldis Financial Group Inc. warrants to purchase 402,187 shares of common stock at $.50 per share which shall expire on August 29, 1999, as partial consideration for its services as selling agent in connection with the Private Placement, and (ii) granted to it certain piggyback registration rights as to such shares.

         On August 22, 1994 (immediately prior to the closing under the Private Placement), (i) Lehigh and Mr. Zizza entered into an employment agreement providing for the employment of Mr. Zizza through December 31, 1999 as President, Chairman of the Board and Chief Executive Officer of Lehigh at an annual salary of $200,000 (subject to increase, in the discretion of the Board, if Lehigh acquires one or more new businesses, to a level commensurate with the compensation paid to the top executives of comparable businesses), and (ii) Lehigh and Dominic Bassani entered into a consulting agreement providing for Mr. Bassani to serve as a consultant to Lehigh for a five year period and to provide during such period such financial advisory services and assistance as Lehigh may request in connection with arranging for financing for Lehigh (including pursuant to the Private Placement) and in connection with the selection and evaluation of potential acquisitions. The consulting agreement with Mr. Bassani was mutually terminated in July 1995. If Lehigh acquires any business with annual revenues in the year immediately prior to such acquisition of at least $25 million (an "Acquired Business"), Mr. Zizza will be entitled to a bonus for each year of his employment following such acquisition (including the portion of the year immediately following such acquisition), based on specified percentages of the total pre-tax income of all Acquired Businesses for such year or portion thereof ("Acquired Business Pre-Tax Income"). For this purpose, Acquired Business Pre-Tax Income excludes any income earned by Acquired Businesses prior to their acquisition by Lehigh, any earnings attributable to any minority interest in Acquired Businesses, and any extraordinary items. The bonus for Mr. Zizza for each such year (or portion thereof) will be an amount equal to one-half of (i) 10% of the first $1,000,000 of all Acquired Business Pre-Tax Income for such year (or portion thereof), (ii) 9% of all Acquired Business Pre-Tax Income for such year (or portion thereof) above $1,000,000 up to but not exceeding $2,000,000, PLUS (iii) 8% of all Acquired Business Pre-Tax Income for such year (or portion thereof) above $2,000,000 up to but not exceeding $3,000,000, PLUS (iv) 7% of all Acquired Business Pre-Tax Income for such year (or portion thereof) above $3,000,000 up to but not exceeding $4,000,000, plus
(v) 6% of all Acquired Business Pre-Tax Income for such year above $4,000,000 up to but not exceeding $5,000,000, (vi) 5% of all Acquired Business Pre-Tax Income for such year above $5,000,000. The merger with FMC will not be considered an acquisition for purposes of the bonus provisions in Mr. Zizza's employment agreement. Mr. Zizza and Lehigh have amended Mr. Zizza's employment agreement which amendment becomes effective as of the Effective Time. The amendment provides that (i) Mr. Zizza may be entitled to a bonus at the discretion of Lehigh in lieu of the current bonus formula, (ii) Mr. Zizza's options and warrants to purchase an aggregate of 6,000,000 shares of Lehigh Common Stock at an exercise price of $.75 per share and options and warrants to purchase an aggregate of 6,000,000 shares of Lehigh Common Stock at an exercise price of $1.00 per share shall be converted into 3% of the total issued and outstanding stock of Lehigh, on a fully diluted basis (after giving effect to the issuance and conversion of Lehigh Preferred Stock) at a blended exercise price of $.875 per share and (iii) extending the employment period for one additional year through December 31, 2000. No compensation expense is expected to be recognized in connection with the options because the exercise price is significantly in excess of the current quoted market price of the Lehigh common stock and is expected to continue to be in excess of the "Effective Time," which represent the measurement dates with respect to the option.

         Lehigh also granted (i) to Mr. Zizza options to purchase a total of 10,250,000 shares of Lehigh Common Stock: 4,250,000 exercisable at $.50 per share, 3,000,000 exercisable at $.75 per share, and 3,000,000 exercisable at $1.00 per share; and (ii) Mr. Bassani warrants to purchase a total of 7,750,000 shares of Common Stock: 1,750,000 exercisable at $.50 per share, 3,000,000 at $.75 per share, and 3,000,000 at $1.00 per share. In July 1995, Mr. Zizza purchased all the warrants held by Mr. Bassani. At the time of such purchase, the Board consented to the transaction and amended the Bassani warrants to make their expiration date co-terminus with the other warrants which had been issued to Mr. Zizza; namely, August 22, 1999. The $.50 per share options are currently exercisable; the $.75 and $1.00 per share options will not be exercisable until such time as (i) Lehigh has raised at least $10 million of equity, (ii) Lehigh has consummated an acquisition of a business with annual revenues in the year immediately prior to such acquisition of at least $25 million, and (iii) the fair market value of the Lehigh Common Stock (as measured over a period of 30 consecutive days) has equalled or exceeded $1.00 per share. The options and warrants held by Mr. Zizza (including those purchased from Mr. Bassani) will terminate on the fifth anniversary of the date of grant, subject to earlier termination under certain circumstances in the event of his death or the termination of his employment. Lehigh also granted to Mr. Zizza one demand registration right (exercisable only if Lehigh is eligible to file a registration statement on Form S-3 or a form substantially equivalent thereto) and certain "piggyback" registration rights with respect to the shares of Lehigh Common Stock purchasable upon exercise of the options or warrants granted to him. An option to purchase 6,000,000 of the shares subject to the foregoing options was granted to FMC on October 29, 1996. The aggregate exercise price for Mr. Zizza to purchase 6,000,000 shares of Lehigh common stock would be $3,000,000. FMC delivered a promissory note in the amount of $100,000 to Mr. Zizza in consideration for the option. When the option was cancelled on February 7, 1997, the note was returned. See "Proposal No. 1 -- The Merger -- Background to the Merger," and "Security Ownership of Certain Beneficial Owners of Lehigh."

         On January 1, 1995, Lehigh and Mr. Bruno entered into an employment agreement providing for his employment through December 31, 1999 as Vice President and General Counsel for Lehigh at an annual salary of $150,000. Pursuant to such agreement, Mr. Bruno has deferred one-third of his annual salary until such time as Lehigh's annual revenues exceed $25 million. In April 1995, Lehigh granted Mr. Bruno an option to purchase 250,000 shares of common stock at an exercise price of $.50 per share. The option is (i) immediately exercisable as to 100,000 shares subject to such option, (ii) exercisable as to additional 75,000 shares subject to option on December 31, 1995, and (iii) exercisable as to the remaining 75,000 shares subject to such option on December 31, 1996. The option will expire December 31, 1999.

         Mr. Bruno and Lehigh have amended the terms of Mr. Bruno's employment agreement to be effective as of the Effective Time of the Merger. In general, the amendment provides that (i) Mr. Bruno's salary be reduced from $150,000 to $120,000 per year, (ii) no part of Mr. Bruno's salary be deferred and (iii) the term of the employment agreement be extended for an additional year through December 31, 2000.

         In connection with the issuance by Lehigh of common stock pursuant to the 1991 Restructuring to the former holders of the 13-1/2% Notes and 14-7/8% Debentures and NICO's Senior Secured Notes (which holders included Southwicke, FBL, Allstate and Teachers or their predecessors in interest), Lehigh granted to such holders two demand and unlimited piggyback registration rights (which remain in effect to the extent such Common Stock is not otherwise freely transferable). For information as to the Lehigh Common Stock held by Southwicke, FBL, Allstate and Teachers (which is covered by such registration rights), see "Security Ownership of Certain Beneficial Owners of Lehigh."

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the regulations of the SEC thereunder require Lehigh's executive officers and directors, and persons who own more than ten percent of a registered class of Lehigh's equity securities, to file reports of initial ownership and changes in ownership with the SEC and the National Association of Securities Dealers, Inc. Such officers, directors and ten-percent stockholders are also required by SEC rules to furnish Lehigh with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no other reports were required for such persons, Lehigh believes that, during or with respect to the period from January 1, 1996 to

December 31, 1996, all Section 16(a) filing requirements applicable to its executive officers, directors and ten-percent stockholders were complied with.

BOARD MEETINGS AND COMMITTEES OF THE BOARD

         During 1996 the Board of Directors held three meetings which were attended by all of the directors, except Charles Gargano and Anthony Amhurst who missed only one meeting.

         The Lehigh Board of Directors has a standing Audit Committee, Executive Committee and Compensation Committee.

         The Audit Committee did not meet during 1996. The current members of the Audit Committee are Salvatore Salibello and Richard Bready. The functions of the Audit Committee include recommending to the Board the appointment of the independent public accountants for Lehigh; reviewing the scope of the audit performed by the independent public accountants and their compensation therefor; reviewing recommendations to management made by the independent public accountants and management's responses thereto; reviewing internal audit procedures and controls on various aspects of corporate operations and consulting with the independent public accountants on matters relating to the financial affairs of Lehigh.

         The Executive Committee of the Board held no meetings in 1996. The current members of the Executive Committee are Messrs. Zizza, Bready and Bruno. The Executive Committee is authorized (except when the Board is in session) to exercise all of the powers of the Board (except as otherwise provided by law).

         The Compensation Committee did not meet in 1996. The current members of the Compensation Committee are Anthony Amhurst and Charles Gargano. The Compensation Committee is responsible for developing Lehigh's executive compensation policies and determining the compensation paid to Lehigh's Chief Executive Officer and its other executive officers.

         Salvatore J. Zizza
         Robert A. Bruno
         Charles Gargano
         Anthony Amhurst
         Salvatore Salibello
         Richard Bready

EXECUTIVE COMPENSATION

         The following table sets forth a summary of compensation awarded to, earned by or paid to the Chief Executive Officer and the other executive officers of Lehigh whose total annual salary and bonus exceeded $100,000 for services rendered in all capacities to Lehigh during each of the years ended December 31, 1996, December 31, 1995 and December 31, 1994:

                           SUMMARY COMPENSATION TABLE

                                                                                                 Long Term
                                                                                               Compensation
                                                                                                  Awards
                                                 Annual Compensation                         ---------------
                                                 -------------------                            Securities
                                                                                                Underlying
                                                                                                  Options
                                                                       Other Annual             (number of       All Other
Name and Principal Position        Year       Salary        Bonus      Compensation(2)            Shares)        Compensation (3)
---------------------------        ----       ------        -----      ---------------           ---------       ----------------

Salvatore J. Zizza (1)             1996        $200,000       0                 0                    0            $1,272
Chairman of the Board
                                   1995        $200,000       0                 0                    0            $1,272

                                   1994        $200,000       0                 0            10,250,000(1)        $  800



Robert A. Bruno (4)                1996        $150,000       0                 0                    0            $1,272
 Vice President and
 General Counsel

                                   1995        $150,000       0                 0             250,000(4)          $1,272


                                   1994        $100,000       0                 0                    0            $  822




Joseph Delowery (5)                1996        $110,784   $1,500                0                    0            $1,272
 President of HallMark

                                   1995        $110,784   13,469                0                    0            $1,272

                                   1994         0             0                 0                    0            $1,272

*        Less than $100,000.

(1) On August 22, 1994, Lehigh and Mr. Zizza entered into an employment agreement providing for his employment through December 31, 1999 as President, Chairman of the Board and Chief Executive Officer of Lehigh at an annual salary of $200,000 (subject to increase, in the discretion of the Board, if Lehigh acquires one or more new businesses, to a level commensurate with the compensation paid to the top executives of comparable businesses). Pursuant to such agreement, if Lehigh acquires any business with annual revenues in the year immediately prior to such acquisition of at least $25 million (an "Acquired Business"), Mr. Zizza will be entitled to a bonus for each year of his employment following such acquisition (including the portion of the year immediately following such acquisition), in an amount equal to one-half of (i) 10% of the first $1,000,000 of all Acquired Business Pre-Tax Income (as hereinafter defined) for such year (or portion thereof), PLUS (ii) 9% of all Acquired Business Pre-Tax Income for such year (or portion thereof) above $1,000,000 up to but not exceeding $2,000,000, PLUS
         (iii) 8% of all Acquired Business Pre-Tax Income for such year (or portion thereof) above $2,000,000 up to but not exceeding $3,000,000, PLUS (iv) 7% of all Acquired Business Pre-Tax Income for such year (or portion thereof) above $3,000,000 up to but not exceeding $4,000,000, PLUS (v) 6% of all Acquired Business Pre-Tax Income for such year above $4,000,000 up to but not exceeding $5,000,000, PLUS (vi) 5% of all Acquired Business Pre-Tax Income for such year above $5,000,000. For the purposes hereof, "Acquired Business Pre-Tax Income" for any year (or portion thereof) means the total pre-tax income of all Acquired Businesses for such year (or portion thereof), excluding any income earned by Acquired Businesses prior to their acquisition by Lehigh, any earnings attributable to any minority interest in Acquired Businesses, and any extraordinary items.

         Mr. Zizza and Lehigh have amended the terms of Mr. Zizza's employment agreement effective as of the Effective Time of the Merger. In general, the amendment provides that (i) Mr. Zizza may be entitled to a bonus, at the discretion of Lehigh, in lieu of the current bonus formula, (ii) Mr. Zizza's options and warrants exercisable at $.75 per share into an aggregate of 6,000,000 shares of Lehigh Common Stock and options and warrants exercisable at $1.00 per share into an aggregate of 6,000,000 shares of Lehigh Common Stock shall be converted into 3% of the total issued and outstanding shares of Lehigh Common Stock, on a fully diluted basis (after giving effect to a conversion of all of the shares of Lehigh Preferred Stock issued in connection with the Merger) at a blended exercise price of $.875 per share and (iii) the term of Mr. Zizza's employment agreement be extended for an additional year through December 31, 2000. No compensation expense is expected to be recognized in connection with these options because the exercise price is expected to be greater than the quoted market price at the effective time of the exercise.

(2) As to each individual named, the aggregate amount of personal benefits not included in the Summary Compensation Table does not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for the named executive officer.

(3) Represents premiums paid by Lehigh with respect to term life insurance for the benefit of the named executive officer.

(4) On January 1, 1995, Lehigh and Mr. Bruno entered into an employment agreement providing for his employment through December 31, 1999 as Vice President and General Counsel for Lehigh at an annual salary of $150,000. Pursuant to such agreement, Mr. Bruno has deferred one-third of his annual salary until such time as Lehigh's annual revenues exceed $25 million. In April 1995, Lehigh granted Mr. Bruno an option to purchase 250,000 shares of common stock at an exercise price of $.50 per share. The option is (i) immediately exercisable as to 100,000 shares subject to such option, (ii) exercisable December 31, 1995 as to an additional 75,000 shares subject to such option, and (iii) exercisable December 31, 1996 as to the remaining 75,000 shares subject to such option. The option will expire December 31, 1999.

         Mr. Bruno and Lehigh have amended the terms of Mr. Bruno's employment agreement effective as of the Effective Time of the Merger. In general, the amendment provides that (i) Mr. Bruno's salary be reduced from $150,000 to $120,000 per year, (ii) no part of Mr. Bruno's salary be deferred and (iii) the term of the employment agreement be extended for an additional year through December 31, 2000.

(5)      Mr.  Delowery  may be deemed to be an  executive  officer  of Lehigh by
         virtue  of  his  position  with  HallMark.   HallMark  became  Lehigh's
         principal operating subsidiary following the 1993 Restructuring.

COMPENSATION OF DIRECTORS

         Lehigh directors receive no compensation for serving on the Board other than the reimbursement of reasonable expenses incurred in attending meetings. In April 1996, Lehigh granted options to purchase 15,000 shares of common stock at an exercise price of $.50 per share to Mr. Bready and options to purchase 10,000 shares of common stock at an exercise price of $.50 per share to each of Messrs. Gargano, Amhurst and Salibello. Both Messrs. Gargano and Amhurst are members of Lehigh's Compensation Committee and are directors.

         The following table provides information on options granted during 1996 to the executive officers of Lehigh named in the Summary Compensation Table.

                              OPTION GRANTS IN 1996

         No Lehigh employees were granted stock options in 1996.

         The following table sets forth the number of options exercised and the dollar value realized thereon by the executive officers of Lehigh named in the Summary Compensation Table, along with the number and dollar value of any options remaining unexercised on December 31, 1996.

                         AGGREGATED OPTION EXERCISES IN
                         1996 AND YEAR-END OPTION VALUES

                                                          Number of Unexercised                       Value of Unexercised
                                                               Options at                           In-the-Money Options at

                                                                Year-End                                  Year-End(1)

                                                    ------------------------------         -------------------------------------

                       Shares
                      Acquired        Value

          Name      on Exercise    Realized(2)      Exercisable         Unexercisable        Exercisable(2)       Unexercisable(2)
          ----      -----------    -----------      -----------         -------------        -----------          -------------

Salvatore Zizza          $0                  $0        6,000,000            12,000,000             $0                       $0

Robert Bruno             $0                  $0          250,000                                   $0                       $0


(1) On December 31, 1996, the average of the high and low prices per share of the Common Stock on the New York Stock Exchange was $.25.

(2) Represents the difference between the market value of the Common Stock underlying the option and the exercise price of such option upon exercise or year-end, as the case may be.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Both Anthony Amhurst and Charles Gargano are members of Lehigh's Compensation Committee and are directors. There are no compensation committee interlock relationships to be disclosed pursuant to Item 402 of Regulation S-K.

BOARD REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee is responsible for developing Lehigh's executive compensation policies and determining the compensation paid to Lehigh's Chief Executive Officer and its other executive officers.

         The Compensation Committee considers the current executive compensation (other than for Mr. Delowery) to be below the standard for executives performing comparable services (such as debt restructurings, work-outs, negotiations with bondholders and various creditors, restructuring bank credit lines for more favorable terms, pursuing opportunities to raise working capital, etc.). The Compensation Committee did not meet in 1996 and the report is the report of the entire Board.

         Lehigh entered into an employment agreement with Mr. Zizza in August 1994 providing for his employment through December 31, 1999 as President, Chairman of the Board and Chief Executive Officer of Lehigh at an annual salary of $200,000 (the same salary previously paid to him). His salary is subject to increase, in the Board's discretion, if Lehigh acquires one or more new businesses, to a level commensurate with the compensation paid to the top executives of comparable businesses. If Lehigh acquires any business with annual revenues in the year immediately prior to such acquisition of at least $25 million, Mr. Zizza will be entitled to a bonus for each year of his employment following such acquisition (including the portion of the year immediately following such acquisition), based on specified percentages of the total pre-tax income of all such acquired businesses for such year or portion thereof. See "Certain Relationships and Related Transactions", above. Pursuant to such employment agreement, Lehigh also granted to Mr. Zizza options to purchase 10,250,000 shares of Common Stock at exercise prices ranging from $.50 to $1.00 per share. For information as to the terms and conditions of exercisability of such options, see "Certain Relationships and Related Transactions" and "Executive Compensation," above. The Board's compensation committee did not meet in 1996 since all executives are paid pursuant to previously executed employment agreements.

             PROPOSAL NO. 5 -- RATIFICATION OF INDEPENDENT AUDITORS

         The Board of Directors of Lehigh has selected BDO Seidman, LLP to be the independent auditors of Lehigh for the year ending December 31, 1996. Although the selection of auditors does not require ratification, the Board of Directors of Lehigh has directed that the appointment of BDO Seidman, LLP be submitted to stockholders for ratification due to the significance of their appointment to Lehigh, arising from the level of familiarity which BDO Seidman, LLP has with Lehigh's financial statements. If stockholders do not ratify the appointment of BDO Seidman, LLP, the Board of Directors of Lehigh will consider the appointment of other certified public accountants. A representative of BDO Seidman, LLP is expected to be available at the Meeting to make a statement if such representative desires to do so and to respond to appropriate questions.

VOTE REQUIRED

         Ratification of the appointment of BDO Seidman, LLP requires the affirmative vote of a majority of the votes cast by all stockholders represented and entitled to vote thereon. An abstention, withholding of authority to vote or broker non-vote, therefore, will not have the same legal effect as an "against" vote and will not be counted in determining whether the proposal has received the requisite stockholder vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS OF LEHIGH

         THE BOARD OF DIRECTORS OF LEHIGH RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS LEHIGH'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1996.

              BUSINESS INFORMATION REGARDING LEHIGH AND MERGER SUB

LEHIGH

         GENERAL

         Lehigh (formerly The LVI Group Inc.) through its wholly owned subsidiary, HallMark Electrical Supplies Corp. ("HallMark"), is engaged in the distribution of electrical supplies for the construction industry both domestically (primarily in the New York Metropolitan area) and for export.

         Prior to 1994, Lehigh, through its wholly owned subsidiaries, had been engaged in the following other businesses: (i) through certain of its operating subsidiaries ("NICO Construction"), interior construction; (ii) through its wholly owned subsidiary, LVI Environmental Services Group Inc. ("LVI Environmental") and subsidiaries thereof, asbestos abatement; (iii) through
Riverside Mfg., Inc. ("Riverside"), the design, production and sale of electrical products; (iv) through Mobile Pulley and Machine Works, Inc. ("Mobile Pulley"), the manufacture and sale of dredging equipment and precision machined castings; and (v) through LVI Energy Recovery Corporation ("LVI Energy"), energy recovery and power generation and landfill closure services. All of such other businesses were transferred or sold prior to 1994.

         Riverside and Mobile Pulley were transferred to a liquidating trust in connection with Lehigh's financial restructuring of its outstanding debt and preferred stock on March 15, 1991 (the "1991 Restructuring"). During the third quarter of 1991, Lehigh discontinued its interior construction business operated through its NICO Construction subsidiaries due to the general economic slowdown, particularly as it related to the real estate market. In the third quarter of 1990, Lehigh discontinued its LVI Energy business which was prompted by technical problems at the LVI Energy power plant facility. Both the NICO Construction and LVI Energy subsidiaries were sold on December 31, 1991.

         The following is a detailed supplemental description of the 1993 restructuring as it appeared in note number 1 to Lehigh's Form 10-K for the year ended 1993;

         FINANCIAL CONDITION AND RESTRUCTURING - The Company incurred substantial losses from operations in 1988, 1989 and 1990 attributable in significant part to the performance of its NICO Construction and LVI Environmental businesses. The interior construction segment experienced significant revenue decreases in each of these years and incurred losses in both 1989 and 1990. The asbestos abatement segment incurred substantial losses in 1988 and 1989 and experienced a revenue decrease in 1990. The Company also incurred a substantial loss attributable to its LVI Energy business in 1990. For the three year period ended December 31, 1990, the Company incurred a cumulative net loss of $76.7 million. As a consequence, the Company had a consolidated shareholders' deficit at December 31, 1990 of $30.8 million.

         At December 31, 1990, the Company had outstanding long-term debt (including the current portion thereof), on a consolidated basis, of approximately $97.8 million (excluding revolving credit facilities of certain subsidiaries and trade notes payable to subcontractors). This long-term debt had an annual debt service requirement of $12.2 million, all but $2.5 million of which was payable in cash. The Company had also not paid the eight quarterly dividends on its outstanding preferred stock due from March 15, 1989 through December 15, 1990, aggregating $2.5 million ($4.12 per share).

         For the foregoing reasons, the Company consummated the 1991 Restructuring on March 15, 1991. The consummation of the 1991 Restructuring followed extensive negotiations and discussion among the Company, and representatives of various of its creditors and preferred stockholders which began in August 1990.

         Pursuant to the 1991 Restructuring, among other things,

         (a) the holders of $33.84 million principal amount of the Company's 13-1/2% Senior Subordinated Notes due May 15, 1998 ("13-1/2 Notes") exchanged such securities, together with accrued but unpaid interest thereon, for $8,642,736 principal amount of new 8% Class B Senior Secured Redeemable Notes due March 15, 1999 issued by NICO ("Class B Notes") and 212,650,560 shares of the Company's common stock ("Common Stock"),

         (b) The holders of $8.76 million principal amount of the Company's 14-7/8% Subordinated Debentures due October 15, 1995 ("14-7/8% Debentures") exchanged such securities, together with the accrued but unpaid interest thereon, for $2,156,624 principal amount of Class B Notes and 53,646,240 shares of Common Stock,

         (c) each of the 444,068 shares of the Company's $2.0625 Cumulative Convertible Exchangeable Preferred Stock, no par value (the "Preferred Stock"), outstanding on March 15, 1991, together with the accumulated but unpaid dividends thereon, was converted into 34 shares of Common Stock (an aggregate of 15,098,312 common shares),

         (d) NICO transferred to the Trust all of the stock of Mobile Pulley and Riverside together with approximately $4 million face amount of certain debt securities,

         (e) a group of related insurance companies, consisting of Executive Life Insurance Company, Executive Life Insurance Company of New York and First Stratford Life Insurance Company (collectively, "First Executive"), exchanged $53.596 million principal amount of NICO's senior secured notes for (i) $8 million principal amount of new 9.5% Class A Senior Secured Redeemable Notes due March 15, 1997 issued by NICO ("Class A Notes"), (ii) $6 million principal amount of Class B Notes, (iii) 78,746,690 shares of Common Stock, and (iv) beneficial ownership of the Trust, and

         (f) prior to the consummation of the 1991 Restructuring, certain amendments to the indentures, pursuant to which the 13-1/2% Notes and the 14-7/8% Debentures were issued, were adopted to eliminate substantially all of the restrictive covenants set forth therein.

         In sum, pursuant to the 1991 Restructuring, a total of 360,141,802 shares of Common Stock, $16,799,360 principal amount of Class B Notes and $8 million principal amount of Class A Notes were issued. The total shares of Common Stock issued pursuant to the 1991 Restructuring was reduced to 10,289,765 in December, 1991, as a result of a 35 for 1 reverse split approved by the Company's shareholders. Upon consummation of the 1991 Restructuring, the former holders of the 13-1/2% Notes, 14-7/8% Debentures and First Executive owned approximately 90% of the outstanding shares of Common Stock (exclusive of any Common Stock owned by them prior thereto), the former holders of Preferred Stock owned approximately 4% of the outstanding shares of Common Stock (exclusive of any Common Stock owned by them prior thereto) and the holders of Common Stock immediately prior to the 1991 Restructuring owned approximately 6% of the outstanding shares of Common Stock.

         As intended, the 1991 Restructuring substantially reduced the Company's debt service obligations. However, adverse market conditions in the interior construction industry continued to negatively impact the sales volume of NICO Construction. Significant overhead reductions were made to reduce costs to a level commensurate with reduced sales volume. Notwithstanding these efforts, the effect of the general economic slowdown, particularly as it related to the real estate market, prompted management to discontinue the Company's interior construction business during the third quarter of 1991.

         In September, 1991, the Company sold its registered service mark "NICO" for use in the interior construction management and consulting business in the United States. In December, 1991, the Company sold all ownership in its NICO Construction and LVI Energy businesses.

         The Company was in default of certain covenants to the holders of Class A Notes and Class B Notes (the "Notes") at December 31, 1992 and 1991 and, as a consequence, the Notes were classified as current in the 1992 and 1991 Financial Statements.

         The Company consummated a restructuring on May 5, 1993 (the "1993 Restructuring"). Pursuant to the 1993 Restructuring, the Company, through NICO Inc., a wholly owned subsidiary ("NICO"), sold LVI Environmental to LVI Holding Corporation ("LVI Holding"), a newly formed company organized by the management of LVI Environmental, which had a minority interest in LVI Holding. The owners of LVI Holding were certain holders of the 9.5% Class A Senior Secured Redeemable Notes due March 15, 1997 and the 8% Class B Senior Secured Redeemable Notes due March 15, 1999 issued by NICO and guaranteed by the Company (the "Class A Notes" and "Class B Notes," respectively) and members of the management of LVI Environmental. As a result of the 1993 Restructuring, 100% of the Class A Notes and over 97% of the Class B Notes (together, the "Notes"), of NICO were surrendered to the Company, together with 3,000,000 shares of its Common Stock, par value $.001 per share ("Common Stock") (27% of all Common Stock then outstanding), and, in exchange therefor, participating holders of the Notes acquired, through LVI Holding, all of the stock of LVI Environmental. The Company's consolidated indebtedness was thereby reduced from approximately $45.9 million to approximately $3.6 million (excluding approximately $431,217 of indebtedness under Class B Notes that LVI Holding agreed to pay in connection with the 1993 Restructuring, but for which the Company remains liable). LVI Holding paid $1.5 million to the Company during 1993 and 1994 in connection with the 1993 Restructuring to fund operating expenses and working capital requirements.

         Since 1994, Lehigh has been investigating the feasibility of acquiring or investing in one or more other businesses that management of Lehigh believes may have a potential for growth and profit. Lehigh would need to obtain additional financing to effect any such acquisition or investment (except to the extent Lehigh Common Stock or other securities of Lehigh were used to effect such acquisition or investment, which would likely result in dilution to the existing holders of Lehigh Common Stock). No assurance can be given that Lehigh will be able to (i) identify any satisfactory business to be acquired or in which to invest, (ii) obtain the requisite financing for any such acquisition or investment, (iii) acquire or invest in any such business on terms favorable or otherwise satisfactory to Lehigh, or (iv) profitably operate any such business. The Board of Directors believes that the proposed Merger gives it this ability.

         Lehigh subleases approximately 300 square feet of space on the 27th floor of 810 Seventh Avenue, New York, New York 10019 pursuant to a month-to-month lease at a monthly rental of $2,500 per month. HallMark leases 28,250 square feet of office and warehouse facilities in Brooklyn, New York, pursuant to a lease expiring on June 30, 2004, at an annual rental of approximately $78,000 (which progressively escalates to $106,000 in 2003). In December 1994, HallMark leased 4,500 square feet of additional warehouse facilities in Brooklyn, New York, pursuant to a lease expiring on June 30, 2004, at an annual rental of $18,000 (which progressively escalates to $21,600).

         The Company believes that all of its facilities are adequate for the business in which it is engaged.

         Lehigh was incorporated under the laws of the State of Delaware in 1928. Lehigh's principal executive offices are located at 810 Seventh Avenue, New York, NY 10019 and its telephone number at that address is (212) 333-2620.

         ELECTRICAL SUPPLIES

         HallMark was acquired by Lehigh in December 1988. HallMark's sales include electrical conduit, armored cable, switches, outlets, fittings, panels and wire which are purchased by HallMark from electrical equipment manufacturers in the United States. Approximately 60% of HallMark's sales are domestic and 40% are export. All of Lehigh's revenues are attributed to HallMark.

         Domestic sales are made by HallMark employees. Nine customers accounted for approximately 61%, 72% and 44% (including one customer which accounted for approximately 25%, 18% and 12%) of HallMark's total domestic sales in 1995, 1994 and 1993, respectively. The loss of any of these customers could have a material adverse effect on its business. Export sales are made by sales agents retained by HallMark. Distribution is made in approximately 26 countries. Since November 1, 1992, HallMark's export business has been conducted primarily from Miami, Florida.

         HallMark customers whose sales exceed 10% of Lehigh's consolidated revenue are: Adco Electric, Arc Electric or and Forest Electric. These customers account for an aggregate of approximately 38% of Lehigh's consolidated revenues.

         Management believes that many companies (certain of which are substantially larger and have greater financial resources than HallMark) are in competition with HallMark. Management believes that the primary factors for effective competition between HallMark with its competitors are price, in-stock merchandise and a reliable delivery service. As a result, orders for merchandise are received daily and shipped daily; hence, backlog is insignificant.

         Management believes that HallMark is generally in compliance with applicable governmental regulations and that these regulations have not had and will not have a material adverse effect on its business or financial condition.

         EMPLOYEES

         As of March 31, 1997, Lehigh had 3 employees and HallMark had 35. Approximately 85% of such employees are compensated on an hourly basis.

         Lehigh and HallMark comply with prevailing local contracts in the respective geographic locations of particular jobs with respect to wages, fringe benefits and working conditions. Most employees of HallMark are unionized. The current collective bargaining agreement for HallMark, which is with the International Brotherhood of Electrical Workers, Local Union #3, expires on April 30, 1999.

         LEGAL PROCEEDINGS

         The State of Maine and Bureau of Labor Standards commenced an action in Maine Superior Court on or about November 29, 1990 against Lehigh and Dori Shoe Company (an indirect former subsidiary) to recover severance pay under Maine's plant closing law. The case was tried without a jury in December 1994. Under that law, an "employer" who shuts down a large factory is liable to the employees for severance pay at the rate of one week's pay for each year of employment. Although the law did not apply to Lehigh when the Dori Shoe plant was closed it was amended so as to arguably apply to Lehigh retroactively. In a prior case brought against Lehigh (then known as Lehigh Valley Industries) and its former subsidiary under the Maine severance pay statute prior to its amendment, Lehigh was successful against the State of Maine (see CURTIS V. LOREE FOOTWEAR AND LEHIGH VALLEY INDUSTRIES, 516 A. 2d 558 (Me. 1986)).

         The Superior Court by decision docketed April 10, 1995 entered judgement in favor of the former employees of Dori Shoe Company against Dori Shoe and Lehigh in the amount of $260,969.11 plus prejudgment interest and reasonable attorneys' fees and costs to the Plaintiff upon their application pursuant to Maine Rules of Civil Procedure 54(b)(3)(d). Lehigh filed a timely appeal appealing that decision and the matter was argued before the Maine Supreme Judicial Court on December 7, 1995. Prejudgment interest will accrue at an annual rate of approximately $20,800 from November 29, 1990.

         On February 18, 1997, the Supreme Judicial Court of Maine affirmed the Superior Court's decision. Lehigh is currently considering an appeal to the United States Supreme Court. Approximately $350,000 has been accrued by Lehigh relating to this judgement.

         Lehigh  is  involved  in  other  minor  litigation,  none of  which  is considered by management to be material to its business or, if adversely determined, would have a material adverse effect on Lehigh's financial condition.

MERGER SUB

         Merger Sub is a Delaware corporation organized and wholly-owned by Lehigh. Merger Sub has not conducted any activities other than those related to its formation, the preparation of this Proxy Statement/Prospectus and the negotiations of the Merger Agreement and its obligations thereunder.

                   LEHIGH MANAGEMENT'S DISCUSSION AND ANALYSIS
                OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

RESULTS OF OPERATIONS

         Revenues earned for the first quarter of 1997 were $2.5 million, a decrease of $595,000 or 19% compared to the first quarter of 1996. This decrease in revenues was due to the sale of HallMark's export operation in Miami.

         Gross profit as a percentage of revenues earned increased to 36% in the first quarter of 1997, from 29% in the first quarter of 1996 as a result of closing HallMark's export operation in Miami, which operated at lower gross margins.

         Selling, general and administrative expenses decreased by $149,000 in the first quarter of 1997 or 15% as compared to the first quarter of 1996. The decrease was due mostly to the sale of HallMark's export operation in Miami.

         The factors discussed above resulted in an operating income of $75,000 in the first quarter of 1997, as compared to an operating loss of $77,000 in the first quarter of 1996.

         There was no provision for income taxes in both 1997 and 1996 due to the Company's operating losses.


1996 In Comparison With 1995

         Revenues earned for 1996 were $10.4 million, a decrease of $1.7 million or 14% compared with 1995. Most of the decrease in sales occurred in the HallMark export operation due in part to the departure of certain clients of HallMark that resulted when certain clients of HallMark decided to purchase supplies directly from the manufacturers instead of through HallMark and also the departure of a member of HallMark's sales force in the export sector and the departure of certain clients that have been obtained by such person. In June, 1996, the person in charge of HallMark's export operation in Miami and another employee were terminated. On October 31, 1996, HallMark sold its export operation in Miami. Management does not believe the closure of the Miami export operation will have a material adverse effect on the Company. HallMark may continue its export operation from its home office in New York.

         Gross profit as a percentage of revenues increased from 29% in 1995 to 32% in 1996. The increase was attributable to higher profit margins in the domestic operations. Selling, general and administrative expenses for 1996 decreased by approximately $121,000, or 3%, compared with 1995. The decrease was primarily a result of the closing of HallMark's export operation in Miami.

         The net result of the factors discussed above resulted in an operating loss of $562,000 in 1996 compared to $517,000 in 1995.

         Interest expense increased by $38,000 to $471,000 in 1996 from $433,000 in 1995. The increase in interest expense was due primarily to an increase in outstanding borrowings during 1996.

         There was no federal income tax for 1996, due to the Company's operating loss.

         On December 31, 1991, the Company sold its right, title and interest in the stock of various subsidiaries which made its discontinued interior construction and energy recovery business segments subject to existing security interests. The excess of liabilities over assets of subsidiaries sold amounted to approximately $9.6 million. Since 1991, the Company has reduced this deferred credit (the reduction is shown as income from discontinued operations) due to the successful resolution of the majority of the liabilities for amounts significantly less than was originally recorded. The deferred credits were reduced as follows: 1996 - $250,000, 1995 - $250,000, 1994 - $5,000,000, 1993 -
$1,760,000, 1992 - $2,376,000.

         During 1996, the Company retired $110,000 of the 14-78% debentures plus accrued and unpaid interest of $181,000 for approximately $9,000. The gain on extinguishment of debt of approximately $282,000 is included in extraordinary item of $382,000.

1995 In Comparison With 1994

         Revenues earned for 1995 were $12.1 million, a decrease of $.1 million or 1% compared with 1994. A slight increase in the Company's domestic sales was more than offset by a decrease in export sales. As to the export business, the Company has been unable to fully replace those sales lost due to the departure of one of its key sales people approximately three years ago. Gross profit as a percentage of revenues decreased from 30% in 1994 to 29% in 1995. The slight decrease was again attributable to weakened margins in export. Selling, general and administrative expenses for 1995 decreased by approximately $200,000, or 5%, compared with 1994. The reduction was primarily a result of decreased sales and certain cost cutting initiatives instituted by the Company during 1995.

         The net result of the factors discussed above resulted in no change in operating loss in 1995 compared to 1994.

         Interest expense increased by $35,000 to $433,000 in 1995 from $398,000 in 1994. A decrease in interest expense due to the continued reductions of long term debt was more than offset by an increase in interest rates.

         There was no federal income tax for 1995, due to the Company's operating loss.

1994 in Comparison with 1993

         Revenues earned for 1994 were $12.2 million, a decrease of $.6 million or 5.0% compared with 1993. The decrease in revenues was due largely to a departure of a member of the sales force in HallMark's export operations and the departure of certain clients of HallMark that had been obtained by such person. Gross profit as a percentage of revenues increased from 29.0% in 1993 to 30.0% in 1994 due to increased profit margins in HallMark's domestic operation. Selling, general and administrative expenses for 1994 represented a decrease of approximately $34,000, or 8%, compared with 1993.

         The factors discussed above resulted in an increase of $104,000 in the operating loss, from $413,000 in 1993 to an operating loss of $517,000 in 1994.

         Interest expense decreased by $26,000 to $398,000 in 1994 from $424,000 in 1993. This decrease was primarily a result of the continued reduction of long-term debt.

         There was no federal income tax expense for 1994, due to Lehigh's operating loss.

Liquidity and Capital Resources

         At March 31,  1997 the  Company  had  working  capital of $2.8  million
(including cash of $586,000). At December 31, 1996 the Company had working capital of $2.6 million (including cash of $471,000).

         At December 31, 1996, the Company had working capital of approximately $2.6 million (including cash and cash equivalents of $471,000). compared to working capital of $2.4 million at December 31, 1995. The Company's principal capital requirements have been to fund working capital needs, capital expenditures and the payment of long term debt. The Company has recently relied primarily on internally generated funds, private placement proceeds and loans to finance its operation.

         Net cash used in operating activities was $224,000, $267,000, and $160,000 in 1996, 1995 and 1994, respectively. The change from 1994 and 1995 was primarily due to the net loss after the addback of the deferred credit income only being partially offset by a decrease in receivables and an increase in accrued expenses. The change from 1995 to 1996 was primarily due to the net loss after the addback of the deferred credit income and the gain on extinguishment of debt being partially offset by a decrease in accounts receivable and inventory and an increase in accrued expenses.

         Net cash used in investing activities was $18,000, $21,000, and $39,000 in 1996, 1995 and 1994, respectively. Due to the amount of cash used in operating activities, the Company has expended very little with respect to property and equipment.

         Net cash provided by (used in) financing activities was $336,000, $(290,000), and $656,000 in 1996, 1995 and 1994, respectively. The change from
1994 to 1995 was primarily due to the fact that in 1995 the Company did not receive any outside funds whereas in 1994 it did. The Company was unable to borrow from its bank under a previous credit agreement. The change from 1995 to 1996 was primarily due to the loan from First Medical Corporation and a decrease in the amount of capital lease payments and decrease in loan payments to Banca Nazionale del Lavoro, SPA.

         On August 22, 1994, pursuant to a private placement, the Company sold 2,575,000 shares of Common Stock at an aggregate purchase price of $1,030,000 ($.40 per share). On November 18, 1994, the Company sold an additional 106,250 shares of Common Stock at an aggregate price of $42,500 ($.40 per share) pursuant to such private placement.

         On June 11, 1996, Lehigh and DHB executed a letter of intent providing for the merger of DHB with a subsidiary of Lehigh (which resulted in the execution of a definitive merger agreement on July 8, 1996). Concurrent with the execution of the letter of intent, DHB made a loan to Lehigh in the amount of $300,000 pursuant to the terms of a Debenture. The Debenture includes interest at the rate of two percent per annum over the prime lending rate of Chase Manhattan Bank, N.A., payable monthly, commencing on the 1st day of each subsequent month next ensuing through and including June 1, 1998 when the entire principal balance plus all accrued interest is due and payable. The proceeds of the loan from DHB were used to satisfy the loan which Lehigh previously obtained from Macrocom Investors, LLC on March 28, 1996.

         On October 29, 1996 in connection with the execution of a definitive merger agreement between the Company and FMC, the Company issued a convertible debenture in the amount of $300,000 plus interest at two percent per annum over the prime lending rate of Chase Manhattan Bank, N.A. payable on the 1st day of each subsequent month next ensuing through and including 24 months thereafter. On the 24th month, the outstanding principal balance and all accrued interest shall become due and payable.

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         The  proceeds  of the loan from FMC were used to  satisfy  the loan the
Company previously obtained from DHB on June 11, 1996. On February 7, 1997, First Medical Corporation elected to convert the debenture into 937,500 shares of the Company's common stock.

         The Company continues to be in default in the payment of interest (approximately $628,000 interest was past due as of December 31, 1996) on the $390,000 aggregate principal amount of its 13-1/2% Senior Subordinated Notes due May 15, 1998 ("13-1/2% Notes") and 14-7/8% Subordinated Debentures due October 15, 1995 ("14-7/8% Debentures") that remain outstanding and were not surrendered to the Company in connection with its financial restructuring consummated in 1991. The Company has been unable to locate the holders of the 13-1/2% Notes and 14-7/8% Debentures (with the exception of certain of the 14-7/8 Subordinated Debentures which were retired during 1996). The Company does not presently have sufficient funds to repay its outstanding indebtedness under the 13-1/2% Notes and 14-7/8% Debentures. Lehigh has written to the trustee who holds the Notes and Debentures in street name in an effort to ascertain who the owners of these instruments are.

         During 1996, the Company retired $110,000 of the 14-78% debentures plus accrued and unpaid interest of $181,000 for approximately $9,000. The gain on extinguishment of debt of approximately $282,000 is included in extraordinary item of $382,000.

         On November 6, 1996, HallMark paid off its loan with Banca Nazionale del Lavoro, SPA and entered into a three year revolving loan with The CIT Group/Credit Finance, Inc., with maximum borrowings of $5,000,000 subject to a borrowing base formula.

         FMC has agreed to lend Lehigh up to an additional $150,000 in order for Lehigh to meet its current working capital requirements. Once the proposed merger between Lehigh and FMC is consummated it is anticipated that there will be sufficient cash flow generated from operations to allow Lehigh to continue to operate without borrowing any money.

         The State of Maine and Bureau of Labor Standards commenced an action in Maine Superior Court on or about November 29, 1990 against Lehigh and Dori Shoe Company (an indirect former subsidiary) to recover severance pay under Maine's plant closing law. The case was tried without a jury in December 1994. Under that law, an "employer" who shuts down a large factory is liable to the employees for severance pay at the rate of one week's pay for each year of employment. Although the law did not apply to Lehigh when the Dori Shoe plant was closed it was amended so as to arguably apply to Lehigh retroactively. In a prior case brought against Lehigh (then known as Lehigh Valley Industries) and its former subsidiary under the Maine severance pay statute prior to its amendment, Lehigh was successful against the State of Maine (see CURTIS V. LOREE FOOTWEAR AND LEHIGH VALLEY INDUSTRIES, 516 A. 2d 558 (Me. 1986).

         The Superior Court by decision docketed April 10, 1995 entered judgement in favor of the former employees of Dori Shoe Company against Dori Shoe and Lehigh in the amount of $260,969.11 plus prejudgment interest and reasonable attorneys' fees and costs to the Plaintiff upon their application pursuant to Maine Rules of Civil Procedure 54(b) (3) (d). Lehigh filed a timely appeal appealing that decision and the matter was argued before the Maine Supreme Judicial Court on December 7, 1995. Prejudgment interest will accrue at an annual rate of approximately $20,800 from November 29, 1990.

         On February 18, 1997, the Supreme Judicial Court of Maine affirmed the Superior Court's decision. Lehigh is currently considering an appeal to the United States Supreme Court. Approximately $350,000 has been accrued by Lehigh relating to this judgment.

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
         Lehigh  is  involved  in  other  minor  litigation,  none of  which  is considered by management to be material to its business or, if adversely determined, would have a material adverse effect on Lehigh's financial condition.

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
                      DESCRIPTION OF LEHIGH'S CAPITAL STOCK

OUTSTANDING SHARES AND RECORD DATE

         On ________ __, 1997 (the "Lehigh Record Date"), there were 11,276,750 shares of Lehigh Common Stock, outstanding and entitled to vote at the Meeting. Shareholders of record at the close of business on the Lehigh Record Date shall be entitled to vote at the Meeting.

         The following is a summary of certain provisions of the Lehigh Certificate of Incorporation, as amended, and rights accorded to holders of Lehigh Common Stock generally and as a matter of law, and does not purport to be complete. It is qualified in its entirety by reference to Lehigh's Restated Certificate of Incorporation, Lehigh's By-Laws, and the Delaware General Corporation Law.

PREFERRED STOCK

         GENERAL. Lehigh's Certificate of Incorporation authorizes the issuance of 5,000,000 shares of preferred stock, $.001 par value, and approval of the Merger Agreement will also constitute approval of an amendment to the Lehigh Certificate of Incorporation providing for "blank check" preferred stock, with such designations, rights and preferences as may be determined from time to time by the Lehigh's Board. Accordingly, Lehigh's Board will be authorized, without action by stockholders, to issue preferred stock from time to time with dividend, liquidation, conversion, voting and any other rights and restrictions. As of the date hereof, no preferred stock is issued or outstanding.

         Lehigh's Board expects to approve the issuance of 1,037,461 shares of Lehigh Preferred Stock to be issued pursuant to the Merger. The terms of the Lehigh Preferred Stock will be included in a Certificate of Designation of the Lehigh Preferred Stock (the "Certificate of Designation"), expected to be approved by the Lehigh Board of Directors and filed with the Delaware Secretary of State immediately prior to the effectiveness of the Merger. The Lehigh Preferred Stock shall possess all those rights and privileges as are afforded to capital stock by applicable law in the absence of any express grant of rights or privileges in Lehigh's Certificate of Designation. The Lehigh Preferred Stock will not have any preemptive rights. The Company will not seek to have the Lehigh Preferred Stock listed on any national securities exchange. Set forth below is a description of the rights and preferences of the Lehigh Preferred Stock.

         DIVIDEND RIGHTS. Each share of Lehigh Preferred Stock will be entitled to dividends, pari passu with dividends declared and paid with respect to the Lehigh Common Stock, equal to 250 times the amount declared and paid with respect to each share of Lehigh Common Stock.

         VOTING RIGHTS. Each share of Lehigh Preferred Stock will be entitled to 250 votes on any matter submitted to a vote of Lehigh stockholders, to be voted together with the Lehigh Common Stock. The Lehigh Preferred Stock shall have no right to vote separately, as a class, except as provided by law.

         CONVERSION RIGHTS. Each share of Lehigh Preferred Stock shall be convertible at any time into 250 shares of Lehigh Common Stock, subject to adjustment in certain circumstances. In order to exercise the conversion privilege, the holder of a share of Lehigh Preferred Stock shall surrender the certificate representing such share at the office of the transfer agent for the Lehigh Common Stock and shall give written notice to the Company at said office that such holder elects to convert the same, specifying the name or names and denominations in which such holder wishes the certificate or certificates for the Lehigh Common Stock to be issued.

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
         The number of shares of Lehigh Common Stock issuable upon the conversion of shares of Lehigh Preferred Stock is subject to adjustment under certain circumstances, including (a) the distribution of additional shares of Lehigh Common Stock to all holders of Lehigh Common Stock; (b) the subdivision of shares of Lehigh Common Stock; (c) a combination of shares of Lehigh Common Stock into a smaller number of shares of Lehigh Common Stock; (d) the issuance of any securities in a reclassification of the Lehigh Common Stock; and (e) the distribution to all holders of Lehigh Common Stock of any shares of Lehigh's capital stock (other than Lehigh Common Stock) or evidence of its indebtedness, assets (other than certain cash dividends or dividends payable in Lehigh Common Stock) or certain rights, options or warrants (and the subsequent redemption or exchange thereof).

         LIQUIDATION, DISSOLUTION OR WINDING UP. Upon any liquidation, dissolution or winding up of the Company, no distribution will be permitted to be made to holders of Lehigh Common Stock unless, prior thereto, the holders of the Lehigh Preferred Stock shall have received $.01 per share, plus an amount equal to unpaid dividends thereon if any, including accrued dividends, whether or not declared, to the date of such payment. With regard to rights to receive dividends and distributions upon dissolution, the Lehigh Preferred Stock shall rank prior to the Lehigh Common Stock and junior to any other Preferred Stock issued by Lehigh, unless the terms of such other Preferred Stock provide otherwise.

LEHIGH COMMON STOCK

         GENERAL. Under Lehigh's Delaware charter and applicable law, the Board of Directors has broad authority and discretion to issue convertible preferred stock, options and warrants, which, if issued in the future, may impact the rights of the holders of the Lehigh Common Stock. Lehigh has 100,000,000 shares of common stock authorized and 5,000,000 preferred shares authorized. However, no "blank check" preferred shares can currently be issued.

         DIVIDENDS. Holders of Lehigh Common Stock may receive dividends if, as and when dividends are declared on Lehigh Common Stock by Lehigh's Board of Directors. If the Board of Directors hereafter authorizes the issuance of preferred shares, and such preferred shares carry any dividend preferences, holders of Lehigh Common Stock may have no right to receive dividends unless and until dividends have been declared and paid. At the present time, there is no preferred stock outstanding. The ability of Lehigh to lawfully declare and pay dividends on Lehigh Common Stock is also limited by certain provisions of applicable state corporation law. It is not expected that dividends will be declared on the Lehigh Common Stock in the foreseeable future.

         DISTRIBUTIONS IN LIQUIDATION. If Lehigh is liquidated, dissolved and wound up for any reason, distribution of Lehigh's assets upon liquidation would be made first to the holders of preferred shares, if any, and then to the holders of Lehigh Common Stock. If Lehigh's net assets upon liquidation were insufficient to permit full payment to the holders of shares of preferred stock, if any, then all of the assets of Lehigh would be distributed pro rata to the holders of shares of preferred stock and no distribution will be made to the holders of Lehigh Common Stock. There are no shares of preferred stock issued or outstanding at this time. A consolidation or merger of Lehigh with or into any other company, or the sale of all or substantially all of Lehigh's assets, is not deemed a liquidation, distribution or winding up for this purpose.

VOTING RIGHTS

         The holders of record of Lehigh Common Stock, Lehigh's only class or series of voting stock currently outstanding, are entitled to one vote for each share held, except that, as more fully described under "Proposal No. 3 -- Election of Directors," Lehigh's Restated Certificate of Incorporation provides

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
for cumulative voting in all elections of directors. Lehigh has proposed to amend its Restated Certificate of Incorporation to eliminate the requirement for cumulative voting in all future elections of directors by stockholders. See "Proposal No. 2 -- The Certificate Amendments," Abstentions and broker non-votes with respect to any proposal will be counted only for purposes of determining whether a quorum is present for the purpose of voting on that proposal and will not be voted for or against that proposal. The presence, in person or by proxy, of the holders of one-third of the outstanding Common Stock entitled to vote at the Special Meeting will constitute a quorum.

DELAWARE LAW

         Lehigh is subject to Section 203 of the DGCL, which prevents an "interested stockholder" (defined in Section 203, generally, as a person owning 15% or more of a corporation's outstanding voting stock) from engaging in a "business combination" with a publicly-held Delaware corporation for three years following the date such person became an interested stockholder, unless: (i) before such person became an interested stockholder, the board of directors of the corporation approved the transaction in which the interested stockholder became an interested stockholder or approved the business combination; (ii) upon consummation of the transaction that resulted in the interested stockholder's becoming an interested stockholder, the interested stockholder owns at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (subject to certain exceptions); or (iii) following the transaction in which such person became an interested stockholder, the business combination is approved by the affirmative vote of the holders of 66-2/3% of the outstanding vote stock of the corporation not owned by the interested stockholder. A "business combination" includes mergers, stock or asset sales and other transactions resulting in a financial benefit to the interested stockholder. The Lehigh Board of Directors approved the transaction before FMC became an interested stockholder, in connection with its approval of the Merger Agreement, thereby exempting the Merger from the requirements of Section 203. This was done in order to enable FMC to acquire shares of Lehigh Common Stock in advance of the Merger vote (whether by means of the option from Mr. Zizza or the purchase of the Southwicke Shares), so as to further the business objective of ensuring completion of a transaction (the Merger) which the Lehigh board had already determined was beneficial to stockholders.

         The provisions authorizing the Board of Directors to issue preferred stock without stockholder approval and the provisions of Section 203 of the DGCL could have the effect of delaying, deferring or preventing a change in control of Lehigh.

TRANSFER AGENT, WARRANT AGENT AND REGISTRAR

         The transfer agent, warrant agent and registrar for the Lehigh Common Stock is American Stock Transfer & Trust Company, New York, New York.

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
                       BUSINESS INFORMATION REGARDING FMC

         First Medical Corporation ("FMC") is an international provider of management, consulting and financial services to physicians, hospitals and other health care delivery organizations and facilities. FMC's diversified operations are currently conducted through three divisions: (i) a physician practice management division which provides physician management services including the operation of clinical facilities and management services to Medical Service Organizations, (ii) an international division which currently manages western style medical centers in Eastern Europe and the CIS and (iii) a recently formed hospital services division which provides a variety of administrative and clinical services to proprietary acute care hospitals and other health care providers.

INDUSTRY BACKGROUND

         Physician Practice Management Services Division. The role of the primary care physician is changing dramatically. Historically, the health care services industry was based on a model in which physician specialists played a predominant role. This model contributed to over-utilization of specialized health care services and, in turn, increases in health care costs at rates significantly higher than inflation. In response, third-party payers have been implementing measures to contain costs and improve the availability of medical services. These measures, which include managing the utilization of specialized health care services and alternative methods of reimbursement, have caused the health care industry to evolve toward models that contain health care costs more efficiently. In these models, the primary care physician and physician management organization are playing increasingly important roles.

         FMC believes that two important trends contributing to the evolution of the health care services industry define its business opportunities. First, physicians are increasingly abandoning traditional private practices in favor of affiliations with larger organizations such as FMC that can provide enhanced management capabilities, information systems and capital resources. This transformation of physician practice is based on an increasingly competitive health care environment characterized by intense cost containment pressure, increased business complexity and uncertainty regarding the impact of health care reform on physicians.

         The second trend is that many payers and their intermediaries, including HMOs, are increasingly looking to outside providers of physician services to manage their professional medical requirements and to share the risk of providing services through capitation arrangements. As these payers seek to limit their health care costs by reducing the fee-for-service component paid to their medical service providers, there is additional pressure on smaller providers to consolidate and realize the efficiencies that can be achieved by operating in larger practice groups.

         Domestic Operations.

         Cost containment, industry consolidation and changes in reimbursement methods are causing difficulties for health care providers, particularly not-for-profit hospitals. As a result of intense competition from large for-profit hospitals, not-for-profit hospitals must develop effective plans for attracting and retaining patient flow. Such plans may include, among other things, (i) reducing or changing the services provided in order to better utilize current facilities, equipment and space, (ii) entering into new contracts with physician groups, HMOs, and other third party payors, and (iii) various cost-cutting measures. Ultimately, a facility's ability to adapt to changing environments requires access to capital and management expertise, services which FMC is willing and able to provide.

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
         International Operations.

     The American health care delivery system and its related services remain a valuable export. The internationally recognized level of training, technology and services associated with the American health care systems and their professionals continues to enjoy increasing demand among both expatriates and wealthy nationals in FMC's expanding markets. FMC's value is reflected in the premium prices which its clients are willing to pay for access to comprehensive American health care and related services.

STRATEGY OF FMC

     FMC's strategy with respect to its physician practice management division is to develop its business by addressing significant changes in the role and practice patterns of the primary care physician in the health care services industry. Elements of this strategy include:

     Development of Additional Primary Care Centers and Physician Resources. A major priority for FMC is the development of additional primary care centers and physician resources. In furtherance of this goal, FMC will continue to identify and evaluate potential acquisitions and relationships which complement its existing business operations and increase its market share and develop a competitive position in all areas of its business. In addition, FMC believes that its experienced management team and operational systems will afford FMC the opportunity to be successful in recruiting and managing physicians, in integrating new physician practices and in managing the utilization of health care services.

     Expanding Presence in Capitated Medical Services. FMC believes that managed care will continue to be a rapidly growing segment of the health care services industry that offers one of the best long-term solutions to controlling health care costs. FMC plans to develop its physician practice management services division by expanding the services provided to existing clients and obtaining new HMO contracts. FMC plans to build on this experience to develop and enlarge integrated networks of health care providers that will contract with intermediaries and payers on a capitated basis.

     Developing and Expanding Management Consulting and Financial Services Through FMC Healthcare Services, Inc. A priority for FMC is the development of its management, consulting and financial services division by continuing to provide creative solutions to complex financial and management related health care delivery issues. FMC believes that there are numerous organizations, including payor-owned physician practices, hospital owned physician practices and not-for-profit providers which are experiencing financial or operational distress which could benefit from FMC's expertise. FMC believes that its strong management team, which has over 75 years in managing health care delivery systems, situates and enables FMC to assist troubled health care providers, including not-for-profit and proprietary acute care hospitals, long-term care facilities and specialty care facilities, with direct management services, including "turn key" and departmental or program management, transitional or turn-around management, strategic planning and marketing, financial and general business consulting services.

     FMC plans to offer health care providers a full array of advanced management services including, but not limited to: utilization management; information systems; human resources management; financial control systems; outcomes measurement and monitoring; customer service programs; training and education; financial services; strategic planning; network development; and risk contracting. These services will be offered as a comprehensive package or individually, but through one point of contact, creating a "one-stop shop" for management services.

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
     Integration of Domestic Operations. In addition to sharing management services expertise and resources, FMC anticipates that its physician practice management and management, consulting and financial services divisions will eventually be consolidated into one division. It is expected that the cross-selling opportunities will create a relationship between the two divisions warranting a consolidation. A primary objective of FMC is to provide management services on a long-term contractual basis for an entire integrated delivery system in a number of local markets.

     FMC's management believes that nationwide concerns over escalating health care costs and the possibility of legislated reforms are increasing the emphasis on managed care, integrated networks of health care providers and prepaid, capitated arrangements. Increased managed care penetration is generating more recognition of the benefits of organized physician groups serving large patient populations as well as reducing the reimbursement rates for services rendered. In anticipation of such changes in the health care environment, FMC continues to review and revise its business mix.

     Continued Development of the International Division. FMC will continue the development and expansion of its international division. FMC believes that through its continuing development efforts, FMC will be positioned to become a premier owner, operator and manager of international primary care clinics, acute care hospitals and other health care delivery organizations. FMC expects that it will benefit from exporting the expertise and capabilities developed by its domestic operations to its international operations. FMC has entered into an agreement to open a western-style medical facility in Abu Dhabi, United Arab Emirates in March 1997, and anticipates opening additional facilities throughout Europe, the Middle East, Latin American and the Pacific Rim as part of its expansion program.

     FMC strives to deliver a comprehensive range of diverse medical services to meet the specific needs of its clients in each of FMC's unique markets. In response to demands for western style hospitals in the CIS, FMC commenced development of the American Hospital of Moscow project pursuant to which FMC will establish the first western-style hospital in the CIS.

     An integral part of FMC's strategy is to provide an environment for medical education and training of local medical professionals and health care administrators. In this regard, FMC will continue to be active in sponsoring exchange programs with western facilities and teaching institutions such as the Baylor College of Medicine in Houston, Texas. FMC has also organized an in-house mentor program to expose local medical professionals and aspiring physicians to the western health care system.

DIVISIONS OF FMC

     PHYSICIAN PRACTICE MANAGEMENT DIVISION

     The Company's physician practice management operations are currently conducted through MedExec. MedExec functions in two capacities as a management services organization: (i) owning and operating nine primary care centers (located in Florida and Indiana) which have full risk contracts for primary care and part B services and partial risk (50%) for part A services, and (ii) managing sixteen multi-specialty groups (located in Florida and Texas) with fee-for-service and full risk contracts for primary care and part B services and partial risk (50%) for part A services. Full risk contracts are contracts with managed care companies where FMC assumes essentially all responsibility for a managed care members' medical costs and partial risk contracts are contracts where FMC assumes partial responsibility for a managed care members' medical costs. Revenue from the primary care centers is derived primarily from the predetermined amounts paid per member ("capitation") by Humana. In addition to the payments from Humana, the primary care centers received copayments from commercial members for each office visit, depending upon the specific plan and options selected and receive payments from non-HMO members

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on a fee-for-service  basis. Revenue from the multi-specialty  practices managed by FMC are determined based on per member per month fees and/or a percentage of the net profits for Part A and Part B service funds for such centers.

     Revenue from the multi-specialty practices are obtained by FMC through management agreements. In Texas, FMC is entitled to receive (i) direct expenses incurred by FMC in furnishing all items and services to the multi-specialty group, (ii) indirect space costs, and an (iii) administrative fee of $30,000.00 per month, and the term of this management agreement is 5 years. In Florida, FMC is entitled to receive (i) from Humana Medicare members, an amount equal to $4.50 per member per month plus a percentage of Part A profits, Part B profits and Medicare Membership Conversion fees ranging from 9% down to 4% based upon Medicare membership, and (ii) for Humana commercial HMO members, an amount equal to $1.50 per member per month plus 5% of Part A profits and Part B profits. The Members of the practices are patients of the physicians who are enrolled as Humana members.

     FMC is not licensed to practice medicine. FMC employs or manages licensed physicians to work at the primary care centers in Florida and Indiana which centers provide the delivery of medicine. FMC provides utilization, billing, human resources, management information systems, senior executive management, financial consulting and risk evaluation as a management services organization in Texas. In order to better serve its existing markets and potential markets, FMC is in the process of establishing five geographic operating regions, to wit, the East Coast of Florida, the West Coast of Florida, the Midwest, the Southwest and the Northeast.

     In connection with the operation of such primary care centers in Florida and Indiana, FMC employs all personnel, including physicians who agree to provide the necessary clinical skills required in such centers. FMC compensates its physician employees bi-weekly pursuant to the terms of written employment agreements. The written employment agreements are for a term of 2-3 years, provide for termination "with cause", provide for a bonus in addition to a base salary which bonus is determined by a formula comprised of quality management, utilization management, medical records documentation, patient satisfaction/patient education and time and motion management, contains a non-competition provision similar to the agreement between FMC (through MedExec) and Humana, and contains provisions outlining the duties of the physician and FMC. FMC currently employs physicians in Florida and Indiana, which states do not have regulations on the corporate practice of medicine. In Texas, there are regulations on the corporate practice of medicine, and FMC does not employ any physicians and has no ownership interest in or control of the entity in which physicians are employed. In all states other than Texas, FMC retains an ownership interest or control in the various clinics. FMC operates an office in Illinois for administrative services only and has employed physicians in
Indiana. FMC maintains a proprietary data base for physicians who might be available to be employed at FMC's owned and operated clinics in particular specialties and locations, and expects to create an in-house recruiting department. FMC generates fees at these primary care centers on a fee-for-service basis and/or capitated basis. Under fee-for-service arrangements, the company bills and collects the charges for medical services rendered by contracted or employed health care professionals and also assumes the financial risks related to patient volume, payor risk, reimbursement and collection rates. Under capitated arrangements, FMC assumes the risk and receives revenues at a fixed rate from HMOs at contractually agreed-upon per member per month rates for all the primary care needs of a patient. A substantial portion of the patients seeking clinical services from the company's primary care centers are members of HMOs with which FMC maintains a contractual relationship.

     Additionally, FMC has entered into contracts with HMOs to manage the delivery of comprehensive medical services to enrollees at Company clinics located in Florida, Texas and Indiana. A substantial portion of the revenues of FMC's managed care business are derived from prepaid contractual

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arrangements with Humana, pursuant to which Humana pays FMC a capitated fee. FMC employs primary care physicians to work at FMC clinics in Florida and Indiana. FMC also provides for other services with hospitals and medical specialists at negotiated prices for both capitated and non-capitated (i.e. fee-for service) services. Due to FMC's risk for the cost of providing health care services, it carefully manages utilization of primary care, hospital and medical specialist services.

     In addition, FMC contracts with primary care medical practices pursuant to which FMC provides a variety of management services. In particular, FMC provides management services which improve physician practices' operating efficiencies through standardization of operating processes, including the installation of information technology and billing systems, and assists such practices in contracting on a network basis to insurers, HMOs and other payers. In consideration for such management services, FMC receives an annual management fee and participates in profits.

     FMC believes that it will have significant opportunities to grow its managed care business primarily because physician practice management organizations are better qualified than most third-party payers to recruit, manage and retain physicians, deliver services on a cost-effective basis and control medical malpractice costs. FMC believes that physician practice management organizations are better qualified to perform these functions because of their ability to provide and guarantee quality control by providing quality health care while simultaneously providing favorable utilization through the use of a medical director who manages the physicians in the center. In contrast, an HMO is generally concerned with utilization and risks which are handled from a centralized headquarter; while a management service organization is concerned with providing consistent quality at the site at which healthcare services are delivered.

     Under its HMO contracts, FMC receives a fixed, prepaid monthly fee for each covered life in exchange for assuming responsibility for the provision of medical services, subject to certain limitations. To the extent that enrollees require more frequent or extensive care than was anticipated by FMC, the revenue to FMC under a contract may be insufficient to cover the costs of the care that was provided.

     Neither FMC, through MedExec, nor its affiliates are licensed to operate as HMO's.

CEDA CONTRACT

     FMC has been awarded an exclusive contract to provide health care services to organizations operating under the Community Economic Development Act (CEDA) in Cook County, Illinois and certain areas in northeastern Illinois. CEDA is an organization designed to provide communities with access to various government assistance programs by creating places where individuals can receive assistance directly and conveniently. The CEDA contract, held by Midwest Management Care, a wholly-owned subsidiary of FMC, is to provide overall management of primary care centers. Humana, the HMO, provides the insurance function. The contract designates FMC's clinics as the exclusive referral sites for recipients of CEDA assistance, although it does not guarantee that all of the estimated 60,000 recipients will use FMC's clinics for their health care needs.

     As a result of being awarded such agreement, FMC plans to develop eight to ten clinics on or near CEDA sites. FMC anticipates that certain of such clinics will be operational by the end of 1997. The CEDA contract requires that reimbursements must flow through a fully licensed and accredited HMO. FMC will be reimbursed based on what the HMO has determined the monthly amount necessary to provide all covered services to Assigned Members. The HMO had established capitation funding at a specific amount per member per month. The Medicare Part B capitation rate for the richest benefit plan

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will be paid at an aggregate of $140 per member per month.  The Medicare  Part A richest benefit plan will be paid at an aggregate of $220 per member per month. Accordingly, FMC has recently selected Humana Healthcare Plans, a fully accredited HMO to participate with and is currently finalizing the terms of a partnership agreement.

     HOSPITAL SERVICES DIVISION

     FMC, through FMC Healthcare Services, Inc. ("FMC Healthcare Services") will provide management, consulting and financial services to troubled not-for-profit hospitals and other health care providers. FMC Healthcare Services, which was incorporated in June 1996, will offer creative solutions to complex health care delivery issues. To date, FMC is in the process of negotiating healthcare facility contracts but has not yet entered into any definitive agreements. FMC Healthcare Services' primary target groups include: (i) individual hospitals (not-for-profit, municipal and proprietary), (ii) long-term care facilities,
(iii) provider networks and systems, and (iv) alternate delivery systems (i.e., free standing diagnostic and treatment and ambulatory surgery centers). The primary target groups have been identified in order to match FMC's management teams and senior managers with businesses in which they have experience (e.g. troubled hospitals that need crisis management; physician groups that need the management experience of a management service organization; extended care facilities and alternative care providers that desire to be affiliated with a network).

     The scope of services to be provided are determined following an individualized assessment of the target facility and include, but are not necessarily limited to, (i) full service and direct management of health care organizations including (a) "turn-key" management of a facility, (b) supplemental support to existing management and (c) management of specific departments, programs or systems; (ii) transitional management or turnaround services including (a) assisting in the development of a comprehensive turnaround plan and (b) supporting a restructured management team in reaching financial and operational objectives through the implementation of turnaround plan; and (iii) general business and consulting services including the furnishing of (a) financial services, (b) feasibility studies, (c) capital development and (d) necessary capital and other resources or arranging for the provision of such resources to enable the facility to restructure existing debt.

         The management consulting services to be provided by FMC Healthcare Services will range from four to 24 months and will involve a minimum of three health care professionals. Ideally, senior level professionals retained by FMC Healthcare Services will oversee general operations, medical staff and nursing at the subject medical facility. These individuals will be situated on site at the respective facility. Other personnel employed by FMC Healthcare Services will be furnished as needed or as requested. FMC Healthcare Services will be paid on a fee for services basis.

     INTERNATIONAL MEDICAL CLINICS DIVISION

     FMC's international division currently specializes in developing and managing health care facilities in Eastern Europe, the CIS and other developing countries. Currently, FMC contracts to provide services in Moscow, St. Petersburg and Kiev of the CIS; Warsaw, Poland; and Prague, Czech Republic. FMC has recently entered into an agreement with Bin Barook Trading Company to open and operate a western- style medical clinic in Abu-Dhabi, United Arab Emirates, which is expected to commence operations in March 1997. FMC has also entered into a letter of intent with American International Medical System Inc., which in turn has an agreement with the Peoples Hospital of Beijing to open the American Medical Center of Beijing.

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       Revenues of FMC's  international  division  are  primarily  derived  from fee-for-service charges and annual non-refundable membership fees charged to corporations, families and individuals. A variety of diverse membership plans are available and can be tailored to meet the unique needs of corporate clients. Based upon its experience, FMC's management believes that a significant and increasing portion of the international division's revenues will be derived from local customers who seek medical services on a fee-for-service basis. Local
customers   currently   account  for  approximately  25%  of  the  international
division's revenue.

     Generally, corporations are required to pay an annual membership fee as well as placing an advance deposit with FMC for future services rendered based on the selected membership plan and size of the respective organizations. Membership plans offer a wide range of benefits including 24-hour emergency access, monthly medical newsletters and specials, fee discounts and cross membership with other clinics. FMC also offers an insurance processing service for corporate members. FMC's corporate membership currently includes approximately five hundred international corporations.

     In order to meet the changing needs of FMC's corporate clients and to provide expanded access to western health care to potential clients, FMC has recently developed and implemented a variety of comprehensive managed care plans. These plans range from individual and family plans to corporate plans covering up to 2,000 employees in various and sometimes remote locations.

     Based upon its experience, FMC's management believes that a significant and increasing portion of the international division's revenues will be derived from local customers who seek medical services on a fee-for-service basis.

COMPETITION

       The provision of physician management services is a highly competitive business in which FMC competes for contracts with several national and many regional and local providers of physician management services. Furthermore, FMC competes with traditional managers of health care services, such as hospitals, which directly recruit and manage physicians. Certain of FMC's competitors have access to substantially greater financial resources than FMC.

     Although there exist a number of companies which offer one or more of the services which are offered by FMC Healthcare Services, FMC believes that Hospital Services Group is unique in that it offers a variety of management, consulting and financial services "under one roof." Certain companies which compete with FMC have access to substantially greater resources than FMC Healthcare Services.

     Internationally, FMC has relatively little competition on a multinational scale, but faces strong competition in local markets from small entrenched and start-up health care providers.

     While the bases for competition vary somewhat between business lines, competition is generally based on cost and quality of care. More particularly, in the area of managed care, FMC believes the market for developing and providing management of primary care networks in the United States which contract with HMOs and employers will increasingly be based on patient access, quality of care, outcomes management and cost.

MARKETING

     FMC's physician practice management division has developed two marketing methods. The primary method is to conduct joint marketing efforts with HMOs. These efforts focus on customer service,

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quality and access  programs and are designed to attract new members to the HMO, retain current members and enroll members at the company's medical centers. The second method focuses on development of local market awareness and creating a positive image of FMC among the physician community in order to create opportunities for additional physician management contracts.

     The management, consulting and financial services division currently relies on the ability of the management team to leverage their reputations, experience and network of contacts to develop new clients or arrange for new contracts with existing clients.

     International marketing is done at a local level through traditional media advertising and promotional activities. The image and status of the clinics themselves and the medical personnel are carefully cultivated through an intensive public relations campaign. The network of international clinics is also collectively marketed to multinational corporations through representatives who maintain relationships and develop new contracts with the benefits managers.

GOVERNMENT REGULATION OF DOMESTIC OPERATIONS

      FMC's domestic operations and relationships are subject to a variety of governmental and regulatory requirements. A substantial portion of the company's revenue is derived from payments made by government-sponsored health care programs (primarily Medicare). These programs are subject to substantial regulation by the federal and state governments which are continually revising and reviewing the programs and their regulations. Any determination of material noncompliance with such regulatory requirements or any change in reimbursement regulations, policies, practices, interpretations or statutes that places material limitations on reimbursement amounts or practices could adversely affect the operations of FMC.

       In addition to current regulation, the public and state and federal governments have recently focused significant attention on reforming the health care system in the United States. A broad range of health care reform measures have been introduced in Congress and in certain state legislatures. Among the proposals under consideration are cost controls on hospitals, insurance market reforms to increase the availability of group health insurance to small businesses, requirements that all businesses offer health insurance coverage to their employees and the creation of a single government health insurance plan that would cover all citizens. It is not clear at this time what proposals will be adopted, if any, or, if adopted, what effect, if any, such proposals would have on FMC's business. Certain proposals, such as cutbacks in Medicare programs and containment of health care costs that could include a freeze on prices charged by physicians and other health care providers could adversely affect the company. There can be no assurance that currently proposed or future health care legislation or other changes in the administration or interpretation of governmental health care programs will not have a material adverse effect on FMC's operating results. See "Risk Factors-- Health Care Reform Proposals."

       Continuing budgetary constraints at both the federal and state level and the rapidly escalating costs of health care and reimbursement programs have led, and may continue to lead, to relatively significant reductions in government and other third-party reimbursements for certain medical charges. The company's health care professionals are subject to periodic audits by government reimbursement programs to determine the adequacy of coding procedures and the reasonableness of charges.

       All Medicare and Medicaid providers and practitioners are subject to claims review, audits and retroactive adjustments, recoupments, civil monetary penalties, criminal fines and penalties, and/or suspension or exclusion from payment programs for improper billing practices. Federal regulations also

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provide for withholding payments to recoup amounts due to the programs. Periodic audits of health care professionals by government reimbursement programs have not had any impact on FMC.

       Federal law prohibits the offer, payment, solicitation or receipt of any form of remuneration in return for the referral of Medicare or state health care program (e.g., Medicaid) patients or patient care opportunities, or in return for the purchase, lease, order or recommendation of items or services that are covered by Medicare or state health care programs. Violations of this law are felonies and may subject violators to penalties and exclusion from Medicare and all state health care programs. In addition, the Department of Health and Human Services may exclude individuals and entities from participation in Medicare and all state health care programs based on a finding in administrative proceedings that the individual or entity has violated the antikickback statute. FMC has not violated the antikickback statute; if either FMC or its employees violated the statute they could be subject to sanctions. Only one physician holds FMC common stock and this physician does not refer any patients to FMC, is the medical director of FMC, oversees the medical aspect of the physician practice management division, and has no bonus arrangement with FMC; therefore management believes the Federal anti-Kickback statute is not applicable.

       Every state imposes licensing requirements on individual physicians and on health care facilities. In addition, federal and state laws regulate HMOs and other managed care organizations with which FMC may have contracts. Many states require regulatory approval before acquiring or establishing certain types of health care equipment, facilities or programs. Since FMC is not an insurer, there is no insurance regulation of FMC's operations. Texas prohibits the corporate practice of medicine. The business structure that FMC has adopted in Texas in order to comply with the prohibitions on the corporate practice of multi-specialty medicine is a full service management agreement wherein FMC manages an independent group of physicians by providing utilization, billing, human resources, management information systems, senior executive management, financial consulting and risk evaluation for a negotiated fee.

       The laws of many states  prohibit  physicians  from  splitting  fees with nonphysicians and prohibit business corporations from providing or holding themselves out as providers of medical care. While FMC believes it complies in all material respects with state fee splitting and corporate practice of medicine laws, there can be no assurance that, given varying and uncertain interpretations of such laws, FMC would be found to be in compliance with all restrictions on fee splitting and the corporate practice of medicine in all states. FMC currently operates in Texas through professional corporations, and has recently formed professional corporations or qualified professional corporations to do business in several other states where corporate practice of medicine laws may require the company to operate through such a structure. A determination that FMC is in violation of applicable restrictions on fee splitting and the corporate practice of medicine in any state in which it has significant operations could have a material adverse effect on the company.

     FMC currently operates in only one state that prohibits the corporate practice of medicine, which state is Texas. Risks associated with expanding the Company's business into other states that have this type of prohibition include
(i) the issue of consolidation of revenues and (ii) preventing the Company from exploiting the physician-patient relationship in pursuit of profits. The Company does not consolidate the revenues from Texas, but operates as a management services organization under a management contract. If the Company expands its business into other states which prohibit the corporate practice of medicine, it will operate as a management services organization under a management contract.

     FMC attempts to mitigate the risk of potentially high medical costs incurred in catastrophic cases through stop-loss provisions, reinsurance and other special reserves which limit FMC's financial risk.

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To  date,  such  protection  has  been  provided  to FMC  through  its  provider agreements with Humana. There can be no assurances that the agreements which provide such insurance to FMC will continue. If assumption of capitated payments risk through contracts with HMOs could be construed as insurance, FMC believes there would be no effect from state insurance laws due to the circumstance that all of FMC's contracts with HMOs provides for stop-loss coverage by the HMOs. Any determination of material noncompliance with insurance regulations or any change in the stop-loss coverage by the HMOs could adversely affect the operations of FMC. FMC is not aware of any specific state insurance law that could affect FMC regarding this disclosure. Reference to state insurance laws were in response to the Commission's staff requesting FMC to ASSUME such legislation existed. FMC responded to the assumption by stating that if such legislation existed it was not aware of any effect such assumed law would have on FMC. Therefore, based on the foregoing, FMC can not describe in any detail a law the Commission's staff requested FMC to assume existed.

PROFESSIONAL LIABILITY INSURANCE

       Over the last twenty years, the health care industry has become subject to an increasing number of lawsuits alleging medical malpractice and related legal theories, including the withholding of approval for necessary medical services. Often, such lawsuits seek large damage awards, forcing health care professionals to incur substantial defense costs. Due to the nature of its business, FMC, from time to time, becomes involved as a defendant in medical malpractice lawsuits, some of which are currently ongoing, and is subject to the attendant risk of substantial damage awards. The most significant source of potential liability in this regard is the negligence of health care professionals employed or contracted by the company.

     One part of FMC's management services involves the provision of professional liability insurance ("PLI") coverage for its physicians. FMC currently provides this coverage through an umbrella PLI policy with Zurich American Insurance Group maintained for substantially all of the company's employees and independent contractors. This PLI policy generally provides coverage in the amount of $1,000,000 per physician and per claim, subject to an aggregate per physician limit of $3,000,000 per year. In its insurance policy, FMC also maintains the right to purchase extended coverage beyond the expiration of the policy period for an agreed upon premium to cover the costs of claims asserted after the expiration of the effective policy. In addition, the company books reserves against those claims in which the amount of coverage provided could possibly be insufficient in the event of a relatively large award. FMC maintains professional liability insurance on a claims made basis in amounts deemed appropriate by management, based upon historical claims and the nature and risks of its business. However, there can be no assurance that a future claim or claims will not exceed the limits of available insurance coverage, that any insurer will remain solvent and able to meet its obligations to provide coverage for any claim or claims or that coverage will continue to be available or available with sufficient limits to adequately insure FMC's operations in the future.

LEGAL PROCEEDINGS

      FMC is involved in various legal proceedings incidental to its business, substantially all of which involve claims related to the alleged malpractice of employed and contracted medical professionals and to the failure to render care resulting in a violation or infringement of civil rights and, no individual item of litigation or group of similar items of litigation, taking into account the insurance coverage available to FMC, is likely to have a material adverse effect on FMC's financial position.

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     Additionally,  on November 20, 1996, a discharged  employee and shareholder of FMC filed a Demand For Arbitration alleging breach of contract, defamation and interference with business relationships. No specific monetary amount of damages was claimed. The employee was terminated by FMC for cause after having refused to sign a confidentiality agreement, disclosed financial information to outsiders, violating confidentiality standards. Thereafter, on November 26, 1996, this same employee filed an action in Dade County, Florida alleging what is essentially a breach of fiduciary duties by FMC's Board of Directors arising out of payments made to former partners as part of the purchase price, which the employee believed was improper. As of the date hereof, this litigation has been settled for an amount that would be unlikely to have a material adverse effect on FMC's financial position.

     FMC's principal executive office is located at 1055 Washington Boulevard, Stamford, Connecticut 06901, and its telephone number is (203) 327-0900.

                   FMC MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATIONS

         The following analysis of FMC's financial condition and results of operations should be read in conjunction with the consolidated financial statements, including the notes thereto, contained elsewhere in this Prospectus. The financial data contained herein for periods prior to 1996 refers to the combined financial statements of MedExec, Inc. and subsidiaries, SPI Managed Care, Inc., and SPI Managed Care of Hillsborough County, Inc. and are not the financial statements of FMC.

1996 COMPARED TO 1995

         Revenue. The total revenues of FMC for the year ended December 31, 1996 and 1995 were $53.0 million and $22.7 million, respectively, of which 85% and 96%, respectively, was derived from prepaid contractual agreements with Humana pursuant to which Humana pays FMC a capitated fee ("HMO revenue"). HMO Revenue is derived primarily from the predetermined prepaid contractual arrangements paid per member per month by Humana to the primary care centers which are owned and operated by the Company. Under the capitated fee arrangements, the Company assumes the risk of providing medical services for each managed care member. To the extent that members require more frequent or extensive care, the revenue to the Company may be insufficient to cover the cost of the care that was provided. During the year ended December 31, 1996, $46.4 million or 88% of FMC's revenues were derived from the physician practice management division and $6.7 million or 12% was derived from the international medical clinics division. As of December 31, 1996 the FMC Healthcare Services division had not obtained any definitive management consulting service agreements. Revenue increased by $30.3 million or 133% to $53.0 million for the year ended December 31, 1996, from $22.7 million for the same period in 1995. The HMO revenue growth was primarily a result of FMC's acquisition during January 1996 of controlling ownership of Broward Managed Care, Inc. (the "Broward acquisition"), which has Humana affiliated provider agreements ("provider agreement") to operate and manage two primary care centers in Broward County, Florida ("Broward"), and new provider agreements, as of September 1996, to manage a center in New Port Richey, Florida ("New Port Richey") and as of October 1996, to manage additional centers in Lutz, Florida and South Dale Mabry, Florida. Revenue related to the Broward, New Port Richey, Lutz, and South Dale Mabry centers represents $20.3 million or 87% of the increase in HMO revenue. As discussed in Note 1 of the audited consolidated financial statements, FMC (through the transaction between MedExec and AMC) has a management services agreement with three clinics in the CIS. During the year ended December 31, 1996, revenues generated by this international division accounted for $6.7 million of the $30.3 million increase discussed above. FMC intends to finance the growth of the clinics in Eastern Europe primarily with the capital contribution from GDS. The $30.3 million increase in FMC's revenue is also net of the decrease resulting from the termination in August 1995 of the provider agreement to manage the center in Brandon, Florida. The Brandon center generated $3.5 million in revenue during the year ended December 31, 1995.

         Medical Expenses. Medical expenses increased $25.1 million, or 136%, to $43.5 million for the year ended December 31, 1996 from $18.4 million for the same period in 1995. The majority of the increase ($21.6 million or 86%) resulted from medical services provided under the Broward, New Port Richey, Lutz and South Dale Mabry provider agreements. Medical expenses related to the AMC clinics accounted for $5.4 million or 22% of the increase. The increase in medical expense is net of the decrease related to the termination of the Brandon provider agreement in 1995. Medical expenses for Brandon were $3.3 million in 1995. Medical expenses as a percentage of HMO and fee for service revenue ("medical loss ratio") were 84% for the years ended December 31, 1996 and 1995.

         Operating Expenses. Operating expenses increased by $3.1 million, or 67%, to $7.7 million, for the year ended December 31, 1996 from $4.6 million for the same period in 1995. The increase was primarily due to new employees to staff the primary care centers in Broward, New Port Richey, Lutz, and South Dale Mabry. As a percentage of revenue, however, operating expenses decreased to 15% from 20% for the same period in 1995.

         Other non-operating Expenses. The company incurred $.8 million in connection with the development and opening of two international clinics.

         Net Income. Net income for the year ended December 31, 1996 was $.5 compared to a net loss of $(.4) for the year ended December 31, 1995.


1995 COMPARED TO 1994

         Revenue. Revenue increased by $1.4 million, or 7%, to $22.7 million in 1995, from $21.3 million in 1994 due to increased revenue from existing provider agreements offset by the termination during August 1995 of the provider agreement to manage the center in Brandon, Florida.

         Medical Expenses. Medical expenses increased $1.8 million, or 11%, to $18.4 million in 1995 from $16.6 million in 1994 primarily as a result of an increase in medical services rendered. The medical loss ratio was 81% for the year ended December 31, 1995 compared to 78% for the year ended December 31, 1994.

         Operating Expenses. Operating expenses increased $1.2 million, or 35%, to $4.6 million in 1995 from $3.4 million in 1994 due mainly to the additional $1.1 million of expenses incurred by FMC during 1995. These expenses relate primarily to additional compensation to former officers of FMC under employment agreements, development cost incurred relating to the Chicago market, repricing adjustments from Humana related to previous years and legal and professional fees incurred in connection with a proposed merger with another company. Humana from time to time renegotiates certain contracts which results in retroactive adjustments to the financial statements. In 1995, Humana renegotiated certain hospital contracts in the Tampa market retroactive to the beginning of 1994. As a result, hospitals rebilled FMC for previously billed claims in order to recover additional funds from FMC for 1994 and 1995. The ongoing impact, as with any price increase is higher medical costs. The repricing is noted because 1995 in effect included two years of price increases instead of one. As per FAS No. 5, FMC records retroactive adjustments when they are probable and estimable. As a percentage of revenue, operating expenses for the year ended December 31, 1995 increased to 20% from 16% for the year ended December 31, 1994.

         Net Income (Loss). Net loss for 1995 was $(.4) million compared to net income in 1994 of $1.4 million, a decrease of $1.8 million, which is primarily due to the increase in medical services rendered, the write-off of certain accounts receivables and additional compensation to shareholders under employment agreements. The accounts receivable balances which were written-off because they were uncollectible related to certain management services provided by FMC totaling $.47 million. The amount was reversed out of revenues where it was originally recorded during the year rather than written off in operating expenses as a bad debt. The remaining accounts receivable balances were deemed to be collectible.

1994 COMPARED TO 1993

         Revenue. Revenue increased by $10.2 million, or 92%, to $21.3 million in 1994, from $11.1 million in 1993 primarily due to two new full-risk Humana affiliated provider agreements to manage primary care centers in Brandon and Plant City, Florida.

         Medical Expenses. Medical expenses increased $8.2 million, or 98%, to $16.6 million in 1994 from $8.4 million in 1993 primarily as a result of medical services provided under the new Brandon and Plant City provider agreements. The medical loss ratio was 78% for the year ended December 31, 1994 compared to 76% for the year ended December 31, 1993.

         Operating Expenses. Operating expenses increased $1.7 million, or 100%, to $3.4 million in 1994 from $1.7 million in 1993 primarily as a result of new employees to staff the primary care centers in Brandon and Plant City, Florida. As a percentage of revenue, operating expenses for the year ended December 31, 1994 increased to 16% from 15% for the year ended December 31, 1993.

         Other Expenses. Other expenses in 1993 were $.2 million relating primarily to losses incurred on certain equity investments.

         Net Income. Net income increased $.6 million, or 75%, to $1.4 million from $.8 million in 1993 due to the factors discussed above.


LIQUIDITY AND CAPITAL RESOURCES

         FMC had cash of $63,014 at December 31, 1996 compared to $198,763 at December 31, 1995.

         To date, the Company's principal uses of cash have been to support its operating activities and to fund acquisitions. FMC has met its cash requirements in recent years primarily from its operating activities, advances from Humana and bank borrowings.

         FMC also maintains an unsecured line of credit with a domestic bank for $ .2 million bearing interest at prime. The $ .2 million drawn under this line of credit at December 31, 1996 has been used by FMC in connection with the satisfaction of development costs relating to FMC's Midwest operations. The line of credit is personally guaranteed by several stockholders of FMC and other individuals. The principal balance was originally due October 1, 1996, but extended until June 2, 1997 and interest payable on a monthly basis.

         FMC believes that funds generated from operations, availability under its credit facilities, and lease financing will be sufficient to finance its current and anticipated operations and planned capital expenditures at least through 1997. FMC's long term capital requirements beyond 1997 will depend on many factors, including, but not limited to, the rate at which FMC expands its business. To the extent that the funds generated from the sources described above are insufficient to fund FMC's activities in the short or long term, FMC would need to raise additional funds through public or private financings. No assurance can be given that additional financing will be available or that, if available, it will be available on terms favorable to FMC.

         FMC also has a credit facility for $1.5 million bearing interest at 1/2% above prime. The $.55 million drawn under this facility at December 31, 1996 was used primarily for FMC organization costs.

$.9 million of the line is secured by FMC's cash, accounts receivable, and certain other assets. The principal balance is due on May 31, 1997 and interest is due monthly. In order to borrow the additional $.6 million (unsecured portion of line), the bank would require the personal guarantee of an officer and shareholder of the Company. FMC recently obtained a loan commitment in the amount of $3,300,000 from the same bank which provided the $1,500,000 line of credit. The commitment is for a 120 day loan bearing interest at the prime plus
 .5%. The purpose of the loan is to provide financing for the Merger. The loan is secured by all of the assets of FMC, 50% of the shares of FMC Common Stock owned by FMC's Chairman and Chief Executive Officer and any and all shares of Lehigh Common Stock issuable to FMC upon exercise of the option granted to FMC by Mr. Zizza and is personally guaranteed up to $600,000 by an officer and shareholder of the Company. FMC's existing $1,500,000 line of credit is capped so that the maximum of $900,000 may be outstanding at any time until the $3,300,000 loan is repaid in full. Accordingly, an aggregate of $4,200,000 is available under this new facility.

Year Ended December 31, 1996.

         Net cash used in operating activities was ($.568) million for the year ended December 31, 1996.

         Net cash used in investing activities of ($.448) million was primarily the result of ($.119) in capital expenditures, organizational costs of ($.478) million, acquisition of additional ownership in various subsidiaries of ($.151) million, net of $.3 million for the proceeds from the sale of MedExec's investment in HCO Networks.

         Net cash provided by financing activities of $.880 million was the result of $1.350 million in proceeds received from loans payable to Humana, banks, and certain shareholders, respectively, a $.152 million capital contribution to AMCD, and ($.622) million repayment on notes due to shareholders and banks.

         FMC believes that cash from  operations and  borrowings  under existing
credit   facilities  will  be  sufficient  to  satisfy  its  contemplated   cash
requirements for at least the next twelve months.

            SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS OF LEHIGH

         The following table sets forth information as of March 12, 1997 (except as otherwise noted below) with respect to each person (including any "group," as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) known to Lehigh to be the beneficial owner of more than 5% of the Common Stock.

            Name and Address                                Amount and Nature of                    Percent

           OF BENEFICIAL OWNER                          BENEFICIAL OWNERSHIP (1)(2)               OF CLASS (2)
           -------------------                          ---------------------------              -------------
Fidelity Bankers Life Insurance                                     799,921                           7.1%
Company Trust (a subsidiary of
First Dominion Mutual Life
Insurance Company) ("FBL")
1011 Boulder Springs Drive
Richmond, Virginia 23225 (2)

Teachers Insurance and Annuity                                      533,280                           9.7%
Association ("Teachers")
730 Third Ave.
New York, NY 10017 (2)

Kenneth Godt as Trustee for The                                     750,000                           6.7%
Orion Trust (The "Godt Trust")
c/o Siegel & Godt
666 Old Country Road
Garden City, NY 11530 (2)

Salvatore J. Zizza                                                6,255,502(3)                       36.2%(3)
c/o The Lehigh Group Inc.
810 Seventh Ave.
New York, NY 10019 (3)

The Equitable Life Assurance                                        524,901                           4.6%
Society of the United States
("Equitable")
787 Seventh Ave.
New York, NY 10019 (2)

First Medical Corporation                                         2,858,257                          25.4%(4)
("FMC")
1055 Washington Boulevard,
Stamford, Connecticut 06901 (4)

(1) Except as otherwise indicated each of the persons listed above has sole voting and investment power with respect to all of the shares shown in the table as beneficially owned by such person.

(2) Based on information set forth on Schedules 13G and Schedules 13D filed with the SEC by Equitable on February 9, 1996, The Godt Trust on September 26, 1994 and Teachers on April 23, 1992 (assuming, in each case, no change in beneficial ownership since such date except in connection with the 1993 Restructuring). Information as to FBL was obtained from an investment specialist at T. Rowe Price on March 5, 1997.

(3) Includes (i) 4,250,000 shares issuable upon the exercise of immediately exercisable options at a price of $.50 per share, (ii) 382 shares owned by trust accounts for the benefit of Mr. Zizza's minor children, as to which he disclaims beneficial ownership and (iii) 7,750,000 shares issuable upon the exercise of immediately exercisable warrants at a price of $.50 per share as to 1,750,000 such shares, $.75 per share as to 3,000,000 such shares and $1.00 per share as to 3,000,000 such shares. Excludes 6,000,000 shares issuable at $.75 per share, which are not currently exercisable or expected to become exercisable within the next 60 days, and will not be exercisable until such time as (i) Lehigh receives aggregate net cash proceeds of at least $10 million from the sale (whether public or private) of its equity securities, (ii) Lehigh consummates an acquisition of a business with annual revenues during the year immediately preceding such acquisition of at least $25 million, and (iii) the fair market value (determined over a 30-day period) of the Common Stock shall have equalled or exceeded $1.00 per share. All of the options granted to Mr. Zizza will terminate on the fifth anniversary of the date of grant, subject to earlier termination under certain circumstances in the event of his death or the termination of his employment. Lehigh also granted to him one demand registration right (exercisable only if Lehigh is eligible to file a registration statement on Form S-3 or a form substantially equivalent thereto) and certain "piggyback" registration rights with respect to the shares of the common stock purchasable upon exercise of such options.

(4) On February 7, 1997 FMC purchased 1,920,757 shares of Lehigh Common Stock from Southwicke and FMC elected to convert its debenture into 937,500 shares of Lehigh Common Stock.

SECURITY OWNERSHIP OF MANAGEMENT

         The following table indicates the number of shares of Lehigh Common Stock beneficially owned as of March 31, 1997 by (i) each director of Lehigh,
(ii) each of the executive officers named in the Summary Compensation Table set forth above and (iii) all directors and executive officers of Lehigh as a group.

       Name of Beneficial                 Amount and Nature of
              Owner                     Beneficial Ownership(1)                Percent of Class
------------------------------      ------------------------------     ------------------------------

Salvatore J. Zizza                               6,255,502(2)                             37.7%

Richard L. Bready                                   15,000(5)                               *

Robert A. Bruno                                    312,760(3)                               *

Charles A. Gargano                                  10,000(5)                               *

Salvatore M. Salibello                              10,000(5)                               *

Anthony F. L. Amhurst                               10,000(5)                               *

Joseph Delowery                                          0                                  *

All executive officers
and directors as a group
(7 persons)                                      6,653,262(4)                             38.5%(4)


*        Less than 1%.

(1) Except as otherwise indicated, each of the persons listed above has sole voting and investment power with respect to all shares shown in the table as beneficially owned by such person.

(2) See note 3 of the table under the caption "Security Ownership of Certain Beneficial Owners of Lehigh," above.

(3) Includes options to purchase 250,000 shares of common stock at $.50 per share. Subject to the effectiveness of the Merger, on July 8, 1996, Mr. Bruno agreed to exchange his options to purchase 250,000 shares of Lehigh Common Stock at an exercise price of $.50 per share, for an option to purchase 92,000 shares of Lehigh's Common Stock exercisable at $1.00 per share, over a four year period, with 25% of said options vesting on each consecutive anniversary of the Effective Date of the Merger. Mr. Bruno and Lehigh have amended Mr. Bruno's employment contract which amendment shall become effective on the Effective Time. The amendment provides that (i) Mr. Bruno's salary shall be reduced from $150,000 to $120,000 per year, (ii) no part of Mr. Bruno's salary shall be deferred and (iii) the term of the employment agreement shall be extended for one additional year through December 31, 2000.

(4)      Includes and excludes shares as indicated in notes (2) and (3) above.

(5) Represents options to purchase common stock at $.50 per share. During 1996, Lehigh expects to issue options to purchase an additional 10,000 shares of Lehigh Common Stock to Messrs. Bready, Gargano, Amhurst and Salibello at an exercise price of $.50 per share in lieu of cash compensation for 1996.

                                  LEGAL MATTERS

         The validity of the shares of the Lehigh Common Stock and Lehigh Preferred Stock to be issued in connection with the Merger and certain other legal matters relating thereto will be passed upon for Lehigh by Olshan Grundman Frome & Rosenzweig LLP, New York, New York.

                                     EXPERTS

         The financial statements and schedule of Lehigh included in this Proxy Statement/Prospectus and the Registration Statement have been audited by BDO Seidman, LLP, independent certified public accountants, to the extent and for the periods set forth in their report appearing elsewhere herein and in the Registration Statement, and are included in reliance upon such report given upon the authority of said firm as experts in auditing and accounting.

         The audited combined financial statements of MedExec Inc. & Subsidiaries; SPI Managed Care Inc.; & SPI Managed Care of Hillsborough County, Inc., as of December 31, 1995 and 1994, and for each of the years in the three year period ended December 31, 1995, which are included in this Proxy Statement/Prospectus, have been so included in reliance on the reports in the three year period ended December 31, 1995 of KPMG Peat Marwick LLP, as independent certified public accountants, appearing elsewhere herein, and upon the authority of such firm as experts in auditing and accounting.

         The audited consolidated financial statements of First Medical Corporation, as of December 31, 1996, and for the year then ended, which is included in this Proxy Statement/Prospectus, has been so included in reliance on the report in the year ended December 31, 1996 of KPMG Peat Marwick LLP, as independent certified public accountants, appearing elsewhere herein, and upon the authority of such firm as experts in auditing and accounting.

                                  OTHER MATTERS

         So far as it is known, there is no business other than that described above to be presented for action by the stockholders at the Meeting, but it is intended that Proxies will be voted upon any other matters and proposals that may legally come before the Meeting, or any adjustments thereof, in accordance with the discretion of the persons named therein.

                                        By Order of the Board of Directors

                                        ROBERT BRUNO

                                        Secretary

Dated:   New York, New York
         May __, 1997

                          INDEX TO FINANCIAL STATEMENTS


MEDEXEC, INC. AND SUBSIDIARIES; SPI MANAGED CARE, INC.; AND
SPI MANAGED CARE OF HILLSBOROUGH COUNTY, INC.:
Independent Auditors' Report............................................................................................F-2
Combined Balance Sheets - December 31,  1995 and 1994...................................................................F-3
Combined Statements of Operations for Each of The Years in The
  Three-Year Period Ended December 31,  1995............................................................................F-4
Combined Statements of Stockholders' Equity For Each of The
  Years in The Three-Year Period Ended December 31,  1995...............................................................F-5
Combined Statements of Cash Flows for Each of The Years
  in The Three-Year Period Ended December 31,  1995.....................................................................F-6
Notes to Combined Financial Statements..................................................................................F-7

BROWARD MANAGED CRE, INC.
  Independent Auditors' Report..........................................................................................F-23
  Balance Sheet - December 31, 1995.....................................................................................F-24
  Statement of Operations for the years Ended December 31, 1995.........................................................F-25
  Statement of Stockholders' Deficit for the year ended December 31, 1995...............................................F-26
  Statement of Cash Flows for the year ended Deecmber 31, 1995..........................................................F-27
  Notes to Financial Statements.........................................................................................F-28

SPI MANAGED CARE OF BROWARD, INC.
  Independent Auditors' Report..........................................................................................F-34
  Balance Sheet - December 31, 1995 and 1994............................................................................F-35
  Statements of Operations for the years ended December 31, 1995 and 1994...............................................F-36
  Statements of Stockholders' Equity (Deficit) for the years ended December 31, 1995 and 1994...........................F-37
  Statements of Cash Flows for the years ended December 31, 1995 and 1994...............................................F-38
  Notes to Financial Statements.........................................................................................F-39

FIRST MEDICAL CORPORATION ("FMC"):

Independent Auditors' Report............................................................................................F-42
Consolidated Balance Sheet - December 31, 1996..........................................................................F-43
Consolidated Statement of Income for the Year Ended December 31, 1996.................................................. F-44
Consolidated Statement of Stockholders' Equity for the Year Ended December 31, 1996.....................................F-45
Consolidated Statement of Cash Flows for the Year Ended December 31, 1996........................................F-46 - F-47
Notes to Consolidated Financial Statements..............................................................................F-48

THE LEHIGH GROUP INC. ("LEHIGH") AND SUBSIDIARIES:

Report of Independent Certified Public Accountants......................................................................F-62
Consolidated Balance Sheets as of 12/31/96 and 12/31/95..........................................................F-63 - F-64
Consolidated Statements of Operations for the Years Ended 12/31/96, 12/31/95, and 12/31/94..............................F-65
Consolidated Statements of Changes in Shareholders' Equity (Deficit) for the Years Ended
  12/31/96, 12/31/95, and 12/31/94......................................................................................F-66
Consolidated Statements of Cash Flows for the Years Ended 12/31/96, 12/31/95, and 12/31/94..............................F-67
Notes to Consolidated Financial Statements..............................................................................F-68
Schedule of Valuation and Qualifying Accounts for the Years Ended 12/31/96, 12/31/95, and
12/31/94................................................................................................................F-77
Consolidated Statements of Operations for the Quarter Ended 3/31/97.....................................................F-78
Consolidated Balance Sheets for the Quarter Ended 3/31/97........................................................F-79 - F-80
Consolidated Statement of Changes in Shareholder's Equity (Deficit) for the Quarter Ended 3/31/97.......................F-81
Consolidated Statements of Cash Flowsfor the Quarter Ended 3/31/97......................................................F-82
Notes to Consolidated Financial Statements..............................................................................F-83

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

Introduction............................................................................................................F-78
Pro Forma Combined Balance Sheet as of December 31, 1996................................................................F-79
Proforma Combined Statement of Operations for First Medical Corporation, and The Lehigh Group Inc.
  for the year ended December 31, 1996..................................................................................F-81

                          Independent Auditors' Report

The Board of Directors
MedExec, Inc.;

     SPI Managed Care, Inc.; and
     SPI Managed Care of Hillsborough County, Inc.:

We have audited the accompanying combined balance sheets of MedExec, Inc. and subsidiaries; SPI Managed Care, Inc.; and SPI Managed Care of Hillsborough County, Inc. as of December 31, 1995 and 1994, and the related combined statements of operations, stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 1995. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall combined financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such combined financial statements referred to above present fairly, in all material respects, the combined financial position of MedExec, Inc. and subsidiaries; and SPI Managed Care, Inc.; and SPI Managed Care of Hillsborough County, Inc. as of December 31, 1995 and 1994, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1995, in conformity with generally accepted accounting principles.

/S/ KPMG PEAT MARWICK LLP

Miami, Florida
May 17, 1996, except as to note 15,
which is as of December 23, 1996

                         MEDEXEC, INC. AND SUBSIDIARIES;
                           SPI MANAGED CARE, INC.; AND

                  SPI MANAGED CARE OF HILLSBOROUGH COUNTY, INC.

                             Combined Balance Sheets

                           December 31, 1995 and 1994

                             ASSETS                                          1995                              1994
                             ------                                          ----                              ----

Current assets:

     Cash and cash equivalents                                          $    198,763                       468,528
     Humana IBNR receivable                                                2,062,924                     2,848,518
     Due from affiliates and related parties, net                             54,565                       196,745
     Claims reserve funds                                                    116,212                       126,357
     Prepaid expenses and other current assets                                82,413                        37,269
     Deferred income taxes (note 12)                                           --                           51,713
                                                                    ---------------------       -----------------------

          Total current assets                                             2,514,877                     3,729,130

Property and equipment, net (note 4)                                         298,060                       207,199
Deferred income taxes (note 12)                                                --                            8,287
Investments in other affiliated entities (note 3)                            229,094                       178,968
Intangible assets, net                                                         2,547                         4,896
                                                                    ---------------------       -----------------------

                                                                         $ 3,044,578                    4 ,128,480
                                                                    =====================       =======================

              LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:

     Accounts payable and other accrued expenses                             594,822                       556,366
     Accrued medical claims, including amounts incurred
          but not reported                                                 1,880,318                     2,484,258
     Due to Humana                                                           192,143                        56,152
     Loan payable to Humana                                                   50,000                         --
     Loan payable to bank                                                    100,000                         --
     Income taxes payable                                                      --                           60,000
                                                                    ---------------------       -----------------------

   Total current liabilities                                               2,817,283                     3,156,776
                                                                    ---------------------       -----------------------

 Commitments and contingencies (note 13)

Stockholders' equity (notes 8 and 9):

     Capital stock                                                             1,500                         1,500
     Additional paid-in capital                                                1,200                         1,200
     Retained earnings                                                       224,595                       969,004
                                                                    ---------------------       -----------------------

   Total stockholders' equity                                                227,295                       971,704
                                                                    ----------------            -----------------------

                                                                        $  3,044,578                     4,128,480
                                                                    =====================       =======================


            See accompanying notes to combined financial statements.

                         MEDEXEC, INC. AND SUBSIDIARIES;
                           SPI MANAGED CARE, INC.; AND

                  SPI MANAGED CARE OF HILLSBOROUGH COUNTY, INC.

                        COMBINED STATEMENTS OF OPERATIONS

     For each of the years in the three year period ended December 31, 1995

                                                                1995                 1994                    1993
                                                            --------------   ----------------------   --------------

Revenue (note 9)                                              $22,671,902         21,317,887             11,086,690
 Medical expenses                                              18,443,943         16,567,554              8,404,521
                                                            --------------   ----------------------   --------------

    Gross profit                                                4,227,959          4,750,333             2,682,169
                                                            --------------   ----------------------   --------------

Operating expenses (note 9):

      Salaries and related benefits                             2,434,241          1,650,970            670,536
      Depreciation and amortization                                68,499             50,408             46,676
      Other                                                     2,131,639          1,720,198            944,237
                                                            --------------   ----------------------   --------------

    Total operating expenses                                    4,634,379          3,421,576          1,661,449
                                                            --------------   ----------------------   --------------

Operating income (loss)                                          (406,420)         1,328,757          1,020,720
                                                            --------------   ----------------------   --------------

Other (expense) income:

      Gain (loss) on equity investments (note 3)                   50,126             28,260           (149,295)
      Interest income                                              11,310              9,593              4,071
      Loss on Dominion Healthnet, Inc. (note 3)                        --                 --            (80,009)
      Other, net                                                  (19,425)            (2,948)             7,356
                                                            --------------   ----------------------   --------------

    Other income (expense), net                                    42,011             34,905           (217,877)
                                                            --------------   ----------------------   --------------

    Net income (loss)                                          $ (364,409)         1,363,662            802,843
                                                            ==============   ======================   ==============


                                           (56)

See accompanying notes to combined financial statements.

                         MEDEXEC, INC. AND SUBSIDIARIES;
                           SPI MANAGED CARE, INC.; AND

                  SPI MANAGED CARE OF HILLSBOROUGH COUNTY, INC.

                   COMBINED STATEMENTS OF STOCKHOLDERS' EQUITY

     For each of the years in the three year period ended December 31, 1995

                                                         Capital     Additional paid-                                    Total
                                                          stock         in capital        Retained       Due to      stockholders'
                                                         (NOTE 8)        (NOTE 8)         EARNINGS    STOCKHOLDERS       EQUITY
                                                          ------          ------          --------    ------------       ------

Balance, December 31, 1992                                $  900          1,200         143,701         37,000            182,801
      Net income                                              --             --         802,843             --            802,843
      Dividend distributions                                  --             --        (170,745)            --           (170,745)
      Issuance of stock                                      100             --              --             --                100
      Proceeds from due to stockholders                       --             --              --        583,112            583,112
                                                           -----       --------       ----------      --------       ------------

Balance, December 31, 1993                                 1,000          1,200         775,799        620,112          1,398,111
      Net income                                              --             --       1,363,662             --          1,363,662

      Distribution of Midway Airlines stock, at cost          --             --        (200,444)      (599,556)          (800,000)
      Dividend distributions                                  --             --        (970,013)            --           (970,013)
      Issuance of stock                                      500             --              --             --                500
      Repayment of due to stockholders, net                   --             --              --        (20,556)          (20 ,556)
                                                           -----       --------         --------      --------       ------------

Balance, December 31, 1994                                 1,500         1,200           969,004            --            971,704
      Net loss                                                --            --          (364,409)           --           (364,409)
      Dividend distributions                                  --            --          (380,000)           --           (380,000)
                                                           -----       -------        ----------      --------       -------------

Balance, December 31, 1995                                $1,500         1,200           224,595            --            227,295
                                                           =====         =====        ==========      ========       ============


         See accompanying notes to combined financial statements.

                         MEDEXEC, INC. AND SUBSIDIARIES;
                           SPI MANAGED CARE, INC.; AND

                  SPI MANAGED CARE OF HILLSBOROUGH COUNTY, INC.

                        COMBINED STATEMENTS OF CASH FLOWS

     For each of the years in the three year period ended December 31, 1995

                                                                                  1995           1994           1993
                                                                                  ----           ----           ----
Cash flows from operating activities:

  Net income (loss)                                                              $(364,409)      1,363,662       802,843
  Adjustments to reconcile  net income  (loss) to net cash
   provided by operating activities:

  Depreciation and amortization                                                    68,499           50,408        46,676
  Deferred income taxes                                                              --            (60,000)         --
  Loss on disposal of fixed assets                                                   --              --              801
  (Gain) loss on equity investments                                                (50,126)        (28,260)      149,295
   Write-off of investments                                                          --             597             --
  (Increase) decrease in assets:
    Humana IBNR receivable                                                         785,594      (1,547,044)     (764,831)
    Due from affiliates and related parties                                        142,180        (177,572)       53,369
    Claims reserve funds                                                            10,145          13,217      (115,742)
    Prepaid expenses and other current assets                                       14,856         (33,076)       (3,653)
  Increase (decrease) in liabilities:

    Accounts payable and other accrued expenses                                     38,456         393,636        85,077
    Accrued medical claims, including amounts incurred
      but not reported                                                            (603,940)      1,359,770       583,266
    Due to Humana                                                                  135,991           2,822        14,779
    Income taxes payable                                                           (60,000)         60,000          --
                                                                                  --------     -----------       --------

      Net cash provided by operating activities                                   117,246        1,398,160       851,880
                                                                                  --------     -----------       --------

  Cash flows from investing activities:

    Capital expenditures                                                          (157,011)        (95,559)     (133,922)
    Proceeds from sale of fixed assets                                                --               --         19,900
    Purchase of investments                                                           --               --     (1,100,600)
                                                                                   -------      ----------    ----------

     Net cash used in investing activities                                        (157,011)        (95,559)   (1,214,622)
                                                                                   -------      ----------    ----------

  Cash flows from financing activities:

    Proceeds from issuance of stock                                                  --             500             100
    Proceeds from loan payable to Humana                                            50,000           --              --
    Proceeds from loan payable to bank                                             100,000           --              --
    Dividend distributions                                                        (380,000)       (970,013)     (170,745)
    Due to stockholders                                                                 --         (20,556)      583,112
                                                                                  --------         --------     --------

      Net cash (used in) provided by financing activities                         (230,000)       (990,069)      412,467
                                                                                   -------      ----------      --------

  (Decrease) increase in cash and cash equivalents                                (269,765)        312,532        49,725

  Cash and cash equivalents, beginning of year                                     468,528         155,996       106,271
                                                                                   -------         -------       -------

  Cash and cash equivalents, end of year                                          $198,763         468,528       155,996
                                                                                   =======         =======       =======
Supplemental disclosure of cash flow information:
    Cash paid during the year for income taxes                                    $ 60,000           --             --
                                                                                  ========         =======       =======

Supplemental  schedule of noncash  investing and operating  activities:

    MedExec, Inc. distributed its $800,000 investment in Midway Airlines stock as a dividend to its shareholders during the year ended December 31, 1994.

See accompanying notes to combined financial statements.

                         MEDEXEC, INC. AND SUBSIDIARIES;
                           SPI MANAGED CARE, INC.; AND

                  SPI MANAGED CARE OF HILLSBOROUGH COUNTY, INC.
                     NOTES TO COMBINED FINANCIAL STATEMENTS

                           December 31, 1995 and 1994

(1)      ORGANIZATION AND OPERATIONS

         (A)      ORGANIZATION

                  The accompanying combined financial statements include the accounts of MedExec, Inc. and subsidiaries ("MedExec"); SPI Managed Care, Inc. ("SPI"); and SPI Managed Care of Hillsborough County, Inc. ("SPI Hillsborough") (collectively, the "Company"), which are affiliated through common stockholders and the same management. SPI and SPI Hillsborough are 100%-owned by MedExec stockholders. (55)

                  MedExec was incorporated on March 14, 1991.

                  Dominion Healthnet, Inc. ("Dominion") was incorporated on September 13, 1991. MedExec owned 55 percent of Dominion at December 31, 1995, and 1994.

                  HCO Miami, Inc. ("HCO Miami") was incorporated on June 18, 1993. MedExec owned 70 percent and SPI owned 20 percent of HCO Miami at December 31, 1995 and 1994.

                  Midwest Managed Care, Inc. ("Midwest") was incorporated on March 29, 1995. MedExec owned 66.67 percent of Midwest at December 31, 1995.

                  SPI, formerly known as Surgical Park, Inc. was incorporated on February 19, 1988. Surgical Park, Inc. changed its name pursuant to an amendment to its Articles of

                  Incorporation on May 7, 1990.

                  SPI Hillsborough was incorporated on April 20, 1993.

         (B)      NATURE OF OPERATIONS   (57-61)

                  SPI and SPI Hillsborough operate in the state of Florida and Midwest (which commenced operations during 1995) operates in the states of Illinois and Indiana. SPI and SPI Hillsborough provide health care services subject to affiliated provider agreements entered into with Humana Medical Plan, Inc.; Humana Health Plan of Florida, Inc.; Humana Health Insurance Company of Florida, Inc. and their affiliates. Midwest provides health care services subject to affiliated provider agreements entered into with Humana Health Plan, Inc.; Humana Health Chicago, Inc.; Humana Health Chicago Insurance Company; Humana Insurance Company and their affiliates. All of the Humana entities will collectively be known as "Humana". The Company is dependent on Humana for the majority of its operations. For the years ended December 31, 1995, 1994 and 1993, 96 percent, 95 percent, and 95 percent, respectively of the Company's revenue are from such

                         MEDEXEC, INC. AND SUBSIDIARIES;
                           SPI MANAGED CARE, INC.; AND

                  SPI MANAGED CARE OF HILLSBOROUGH COUNTY, INC.

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                  agreements with Humana. Health services are provided to Humana members through SPI, SPI Hillsborough and Midwest's primary care medical centers and its network of physicians and health care specialists.

                  SPI operates two centers in Dade County, Florida: in Kendall ("Kendall") and Cutler Ridge ("Cutler Ridge") at December 31, 1995 and 1994.

                  At December 31, 1994, SPI Hillsborough operated two centers in Hillsborough County, Florida: in Brandon ("Brandon") and Plant City ("Plant City"). Effective August 31, 1995, Humana terminated its Brandon contract with SPI Hillsborough. Included in accrued medical claims at December 31, 1995, is approximately $103,000 pertaining to Brandon's open claims through the termination date. The Brandon center had revenue of approximately $3,521,000, $3,943,000, and $208,000 for the years ended December 31, 1995, 1994 and 1993, respectively.

                  Midwest operates one center in Hammond, Indiana ("Hammond").

                  Dominion provides networks of hospitals and doctors to international travel assistance companies outside the United States. At December 31, 1995, Dominion had one contract with a Canadian insurance company to care for its insured traveling to the United States.

                  HCO Miami provides utilization review and case management services for HMO and PPO members of affiliated companies.

         (C)      AFFILIATED PROVIDER AGREEMENTS

                  Effective April 1, 1990 and September 1, 1990, SPI through the Cutler Ridge and Kendall centers, respectively, entered into provider agreements with Humana, which will continue indefinitely unless terminated according to certain provisions of the agreements. Such agreements specify that either party may elect to terminate the agreements, with or without cause, at any time upon giving 60 days written notice. In addition, these agreements may be terminated by mutual written consent of both parties at any time. Amendments to the original provider agreements with Humana were entered into effective September 1, 1991 and January 1, 1993 for the Cutler Ridge and Kendall centers, respectively under full-risk agreements.

                  The Brandon and Plant City centers entered into five-year non-risk provider agreements with Humana effective June 1, 1993 and January 1, 1994, respectively. Under these agreements, the Brandon and Plant City centers are responsible only for primary (in- office) medical services. These agreements allow for similar termination provisions to the agreements for the other centers, except that either party may elect to terminate the

                         MEDEXEC, INC. AND SUBSIDIARIES;
                           SPI MANAGED CARE, INC.; AND

                  SPI MANAGED CARE OF HILLSBOROUGH COUNTY, INC.

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                  agreements without cause after the first two years upon giving six months written notice. Amendments to the aforementioned provider agreements with Humana were entered into effective May 1, 1994 under full-risk agreements. The Brandon agreement with Humana was terminated effective August 31, 1995.

                  The Hammond center entered into a three-year risk provider agreement with Humana effective October 1, 1995 with an automatic three-year renewal. However, the Hammond center is operating under a non-risk amendment ("Amendment") to this agreement and is responsible only for primary (in-office) medical services. The Hammond center will continue to operate under the Amendment until the earlier of the date on which Midwest achieves a certain membership level or one calendar year from the commencement date of the agreement, October 1, 1996. This agreement allows for similar termination provisions to the agreements for the other centers, except that either party may elect to terminate the agreement at any anniversary date of the agreement upon giving at least six months written notice.

                  Services to be provided by the SPI, SPI Hillsborough and Midwest centers include medical and surgical services, including all procedures furnished in a physician's office such as X-rays, nursing services, blood work and other incidentals, drugs and medical supplies. SPI, SPI Hillsborough and Midwest centers are responsible for providing all such services and for directing and authorizing all other care, including emergency and inpatient care for Humana members. The SPI and SPI Hillsborough centers are financially responsible for all out-of-area care rendered to a member and provides direct care as soon as the member is able to return to the designated medical center.

                  Humana has agreed to pay the SPI and SPI Hillsborough centers monthly for services provided to members based on a predetermined amount per member ("capitation"), comprised of in-hospital services and other services defined by contract ("Part A"), in- office ("Primary") and other medical services defined by the agreements ("Part B"). Humana has agreed to pay the Midwest center a guaranteed monthly amount ("guaranteed payment") to cover the costs of providing primary care services and to cover Midwest's other operating costs. The guaranteed payments will be made until the earlier of the date on which the Midwest center achieves a certain membership level or one calendar year from the commencement date of the agreement at which point Humana will pay Midwest capitation. Midwest shall not be at risk for Parts A and B until Midwest has been assigned certain membership.

         (D)      HUMANA IBNR RECEIVABLE  (63)

                  Humana withholds a certain amount each month from the SPI and SPI Hillsborough centers' Part A, Part B and supplemental funding in order to cover claims incurred but

                         MEDEXEC, INC. AND SUBSIDIARIES;
                           SPI MANAGED CARE, INC.; AND

                  SPI MANAGED CARE OF HILLSBOROUGH COUNTY, INC.

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                  not reported or paid. This amount is to be used by Humana to pay the centers Part A, Part B and supplemental costs. The amounts withheld by Humana to cover incurred but not reported or paid claims varies by center based on the history of the respective center and is determined solely by Humana. The amounts withheld are used to pay the centers' medical claims which Humana pays on the centers' behalf. The remaining amount after claims have been paid is remitted to the Company. (See note 1(f))

                  Management does not believe it has a significant exposure to effects related to third-party reimbursement programs and the related revenue recognition policy because they generally apply to hospitals. Furthermore, FMC has Medicare and Medicaid contracts only in regard to one facility and fee-for-service in only one facility. There is a risk, however, even though FMC is not a direct recipient of third-party payor arrangements because Medicare and Medicaid may change its payments.

         (E)      DUE FROM AFFILIATES AND RELATED PARTIES

                  Due from affiliates and related parties represents current amounts receivable from affiliates to cover their operating expenses.

         (F)      CLAIMS RESERVE FUNDS

                  Humana withholds a certain amount each month from the SPI and SPI Hillsborough centers' Part A capitation funding. This amount represents a "catastrophic reserve fund" to be utilized for the payment of the center's Part A costs in the event a center ceases operations and the incurred but not reported reserves are not adequate to reimburse providers for Part A services rendered. This amount is calculated monthly by Humana.

         (G)      DUE TO HUMANA

                  Due to Humana represents amounts advanced to SPI and SPI Hillsborough by Humana to cover certain operating expenses. No interest is charged by Humana. No due date is specified on the amounts advanced.

         (H)      PHYSICIAN CONTRACTS

                  SPI, SPI Hillsborough and Midwest have entered into employment agreements with its primary care physicians and into contracts with various independent physicians to provide specialty and other referral services both on a prepaid and a negotiated fee-for-service basis. Midwest has also entered into a consulting agreement with a physician. Prepaid physicians' service costs are based upon a fixed fee per member, payable on a monthly

                         MEDEXEC, INC. AND SUBSIDIARIES;
                           SPI MANAGED CARE, INC.; AND

                  SPI MANAGED CARE OF HILLSBOROUGH COUNTY, INC.

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                  basis. Such costs are included in the accompanying combined statements of income as salaries and related benefits.

         (I)      MALPRACTICE AND PROFESSIONAL LIABILITY INSURANCE

                  The Company maintains professional liability insurance on a claims-made basis through July 1996, including retrospective coverage for acts occurring since inception of its operations. Incidents and claims reported during the policy period are anticipated to be covered by the malpractice carrier. The Company intends to keep such insurance in force throughout the foreseeable future.

                  At December 31, 1995, there are no asserted claims against the Company that were not covered by the policy. Management of the Company has accrued approximately $181,100 for incidents which may have occurred but have yet to be identified under its incident reporting system, based on industry experience.

                  Physicians providing medical services to members are provided malpractice insurance coverage (claims-made basis), including retrospective coverage for acts occurring since their affiliation with the Company.

         (J)      MEMBERSHIP

                  Humana members assigned to SPI and SPI Hillsborough centers include approximately 3,100, and 4,200 Medicare members, respectively, and 3,400, and 5,300 commercial members, respectively, at December 31, 1995 and 1994. At December 31, 1995, Humana members assigned to the Midwest center include approximately 60 commercial and 200 Medicare members.

         (K)      STOP-LOSS FUNDING

                  The SPI and SPI Hillsborough centers are charged a stop-loss funding fee by Humana for the purpose of limiting a center's exposure to Part A costs and certain Part B costs associated with a member's health services. At December 31, 1995, Midwest was under a non-risk agreement with Humana, and as such no stop-loss funding fees were charged to the Midwest center.

                  For the year ended December 31, 1993, the stop-loss threshold which applies to Part A costs only, for Medicare members of SPI and SPI Hillsborough, was $20,000 and $25,000, respectively, per hospital stay within certain admitting-time criteria. For commercial members, the threshold is $15,000 for SPI and SPI Hillsborough per calendar year for both Part A and Part B costs. For the year ended December 31, 1994, the stop-

                         MEDEXEC, INC. AND SUBSIDIARIES;
                           SPI MANAGED CARE, INC.; AND

                  SPI MANAGED CARE OF HILLSBOROUGH COUNTY, INC.

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                  loss threshold, which applies to Part A costs only, for Medicare members was $28,000 for SPI and $32,600 for SPI Hillsborough per calendar year. For commercial members, the threshold is $20,000 for SPI and $28,000 for SPI Hillsborough per calendar year for both Part A and Part B costs. For the year ended December 31, 1995, the stop-loss threshold for both Part A and Part B costs for Medicare members was $40,000 per member per calendar year for both SPI and SPI Hillsborough. For commercial members, the stop-loss threshold for both Part A and Part B costs was $20,000 and $15,000 for SPI and SPI Hillsborough, respectively.

                  Since the SPI and SPI Hillsborough centers are not responsible for claims in excess of the threshold, income and the corresponding expense, both equal to the stop-loss funding are recognized by SPI and SPI Hillsborough. These amounts are included in revenue and medical expenses, respectively, in the accompanying combined statements of income. Stop-loss funding for the SPI and SPI Hillsborough centers for the years ended December 31, 1995, 1994 and 1993 was approximately $2,115,000, $1,919,000, and $956,000, respectively.

         (L)      MATERNITY FUNDING

                  The SPI and SPI Hillsborough centers are charged a maternity funding fee on commercial membership for the purpose of limiting the centers' exposure to Part A and Part B costs associated with a commercial member's pregnancy or related illness. Since the SPI and SPI Hillsborough centers are not responsible for claims in excess of the amount contributed to the maternity fund, income and expenses both equal to the maternity funding are recognized by SPI and SPI Hillsborough and are included in revenue and medical expenses, respectively, in the accompanying combined statements of income. Maternity funding for the SPI and SPI Hillsborough centers for the years ended December 31, 1995, 1994 and 1993 was approximately $825,000, $917,000, and $499,000, respectively. At December 31, 1995, Midwest was under a non-risk agreement with Humana and as such no maternity funding fees were charged to the Midwest center.

                         MEDEXEC, INC. AND SUBSIDIARIES;
                           SPI MANAGED CARE, INC.; AND

                  SPI MANAGED CARE OF HILLSBOROUGH COUNTY, INC.

                     NOTES TO COMBINED FINANCIAL STATEMENTS

(2)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         (A)      PRINCIPLES OF CONSOLIDATION AND COMBINATION

                  The accompanying combined financial statements include the accounts of the companies listed in note 1(a) which are related through common ownership and management. All significant intercompany balances and transactions have been eliminated in the consolidation of MedExec, Inc. and subsidiaries, and the subsequent combination of MedExec, SPI and SPI Hillsborough.

         (B)      CASH AND CASH EQUIVALENTS

                  Cash and cash equivalents consist of demand deposits. For purposes of the combined statements of cash flows, the Company considers all highly liquid debt instruments with original maturities of three months or less to be cash equivalents.

         (C)      PROPERTY AND EQUIPMENT

                  Property and equipment are stated at cost. Depreciation on property and equipment is calculated on the straight-line method over the estimated useful lives of the assets.

         (D)      INVESTMENTS IN OTHER AFFILIATED ENTITIES

                  The Company accounts for equity investments with a percentage of ownership between 20 percent and 50 percent under the equity method of accounting, which requires the recognition by the Company of its pro rata share of the investee's income or loss. Equity investments of less than 20 percent are carried at cost.

         (E)      INTANGIBLE ASSETS

                  Intangible assets arose in business acquisitions. These intangibles are being amortized on a straight-line basis over five years. At December 31, 1995 and 1994, accumulated amortization was approximately $9,200 and $6,600, respectively.

         (F)      INCOME TAXES

                  MedExec, Inc. qualified as an S corporation for income tax purposes at December 31, 1995, and 1994. MedExec, Inc. uses accelerated depreciation methods for reporting

                         MEDEXEC, INC. AND SUBSIDIARIES;
                           SPI MANAGED CARE, INC.; AND

                  SPI MANAGED CARE OF HILLSBOROUGH COUNTY, INC.

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                  taxable   income  or  losses  which  are  passed   through  to
                  stockholders under the Company's S Corporation status. As stated in footnote 14 to these combined financial statements, effective January 1, 1996 MedExec's tax status automatically changed from an S Corporation to a C Corporation. The effect of this change will result in additional state and federal deferred income taxes attributable to the temporary differences at the time of change to be recorded as a deferred tax liability with a corresponding reduction in income. The deferred tax liabilities at December 31, 1995 and 1994 were approximately $13,500 and $126,000. The amount of the liability at December 31, 1995 would be payable in future years as the net cumulative temporary differences reverse.

                  SPI qualified as an S corporation for income tax purposes at December 31, 1993. In May 1994, the stockholders of SPI voluntarily revoked SPI's election to be treated as an S corporation pursuant to the Internal Revenue Code Section 1362(d).

                  Effective January 1, 1993, SPI Hillsborough and Dominion adopted the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS No. 109"). Effective May 1994, SPI adopted the provisions of SFAS No. 109. The adoption of SFAS No. 109 had no cumulative effect on the combined statements of income for the years ended December 31, 1994 and 1993. Under the asset and liability method of SFAS No. 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to be applied to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under SFAS No. 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

                  Under federal income tax principles, the Company cannot file a consolidated income tax return. Thus, losses of one entity may not offset income of another entity within the controlled group.

         (G)      REVENUE AND MEDICAL COST RECOGNITION

                  Revenue from Humana for primary care, Part A, Part B and supplemental funds are recognized monthly on the basis of the number of Humana members assigned to the SPI and SPI Hillsborough centers and the contractually agreed-upon rates. The SPI and SPI Hillsborough centers receive monthly payments from Humana after all medical expenses paid by Humana on behalf of the SPI and SPI Hillsborough centers, estimated claims incurred but not reported and claims reserve fund balances have been determined. Medical expenses paid by Humana on behalf of the Company, accordingly, are included in the

                         MEDEXEC, INC. AND SUBSIDIARIES;
                           SPI MANAGED CARE, INC.; AND

                  SPI MANAGED CARE OF HILLSBOROUGH COUNTY, INC.

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                  combined statements of operations. During 1995, Midwest recognizes revenue based on the gross monthly guaranteed payment amount. The Midwest center receives a net monthly payment from Humana after all expenses paid by Humana on behalf of the Midwest center have been determined. In addition to Humana payments, the SPI, SPI Hillsborough and Midwest centers receive copayments from commercial members for each office visit, depending upon the specific plan and options selected and receive payments from non-Humana members on a fee-for-service basis.

                  Medical services are recorded as expenses in the period in which they are incurred. Accrued medical claims for SPI and SPI Hillsborough as reflected in the combined balance sheets are based upon costs incurred for services rendered prior to and up to the combined balance sheet date. Included are services incurred but not reported as of the combined balance sheet date based upon actual costs reported subsequent to the combined balance sheet date and a reasonable estimate of additional costs.

                  In the accompanying combined statements of operations, medical expenses include amounts paid to hospitals, nursing care and rehabilitative facilities, home health services, diagnostic services, pharmacy costs, physician referral fees, and hospital based physician costs.

         (H)      USE OF ESTIMATES

                  Management of the Company has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these consolidated financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

         (I)      RECLASSIFICATIONS

                  Certain amounts in the 1994 and 1993 financial statements have been reclassified to conform with the 1995 presentation.

(3)      INVESTMENTS IN OTHER AFFILIATED ENTITIES

         At December 31, 1993, MedExec had a 30 percent investment in HCO Networks, Inc. ("HCON"), a claims management company. MedExec has accounted for its initial investment of $300,000 under the equity method. For the years ended December 31, 1995, 1994 and 1993, MedExec's equity interest in the net income (loss) of HCON was approximately $50,000, $28,000 and ($150,000), respectively.

                         MEDEXEC, INC. AND SUBSIDIARIES;
                           SPI MANAGED CARE, INC.; AND

                  SPI MANAGED CARE OF HILLSBOROUGH COUNTY, INC.

                     NOTES TO COMBINED FINANCIAL STATEMENTS

         At December 31, 1993, MedExec had an $800,000 investment in Midway Airlines ("Midway"), which represented approximately 16 percent ownership in Midway. The Company has accounted for its investment in Midway under the cost method. During the year ended December 31, 1994, the Company distributed as a dividend to its stockholders its investment in Midway. The recorded value of the investment approximated the fair value at the time of distribution.

         At December 31, 1995 and 1994, MedExec had a 55 percent interest in Dominion. Dominion has been consolidated in the accompanying combined financial statements.

         MedExec also has a 50 percent investment in SPI Managed Care of Broward, Inc. ("SPI Broward"), a health care management company, and a
         23.75 percent investment in Broward Managed Care, Inc. ("BMC"), which operates two Humana primary care health centers. At December 31, 1995 and 1994, MedExec's investment in SPI Broward and BMC is $0 under the equity method of accounting.

                         MEDEXEC, INC. AND SUBSIDIARIES;
                           SPI MANAGED CARE, INC.; AND

                  SPI MANAGED CARE OF HILLSBOROUGH COUNTY, INC.

                     NOTES TO COMBINED FINANCIAL STATEMENTS

(4)      PROPERTY AND EQUIPMENT, NET

         Property and equipment, net consists of the following:

                                                                   Estimated
                                          1995           1994      Useful Lives
                                          ----           ----      ------------

Medical and office equipment             $453,035       267,578    5 years
 Furniture and fixtures                    32,276        68,426    7 years
                                          -------       -------
                                          485,311       336,004
Less accumulated depreciation             187,251       128,805
                                          -------       -------

Property and equipment, net              $298,060       207,199
                                          =======       =======


(5)      LOAN PAYABLE TO HUMANA

         Loan payable to Humana represents funds advanced to Midwest for the purchase and installation of a computer system and related training. The loan is due by September 30, 2000 and is payable in monthly installments beginning the first month during which Midwest is at full risk under the terms of the Humana provider agreement. Monthly installments to Humana will be a minimum of 10 percent of any positive balance in Midwest's Part A fund. In the event no positive balance exists in the Part A fund on or at any time after September 30, 1996, Midwest shall make a minimum monthly payment of $1,268 until the loan is repaid. Interest is payable at 10 percent per year unless the note is paid in full by Midwest by September 30, 1996 at which point any interest owed to Humana will be waived. Management believes that it will repay the loan before September 30, 1996 and as such has not accrued any interest at December 31, 1995. The loan is secured by the computer equipment which has a book value of approximately $55,000 at December 31, 1995.

(6)      LOAN PAYABLE TO BANK

         At December 31, 1995, Midwest had a $200,000 unsecured line of credit bearing interest at prime. The line of credit is personally guaranteed by all of the stockholders of MedExec at December 31, 1995. The principal balance is due October 1, 1996, and interest is due monthly. At December 31, 1995, $100,000 was drawn under this line of credit and was used primarily for development costs relating to Midwest.

                         MEDEXEC, INC. AND SUBSIDIARIES;
                           SPI MANAGED CARE, INC.; AND

                  SPI MANAGED CARE OF HILLSBOROUGH COUNTY, INC.

                     NOTES TO COMBINED FINANCIAL STATEMENTS

(7)      LEASES

         Future minimum lease payments required under non cancelable operating leases at December 31, 1995 are as follows:

               Year ended                              Operating
              DECEMBER 31,                                LEASES

                  1996                                  $182,327
                  1997                                   188,584
                  1998                                   193,875
                  1999                                     3,968
               Thereafter                                     --
                                                        --------

            Total minimum lease payments                $568,754
                                                        ========

         Rent expense incurred under an assigned office lease agreement for the years ended December 31, 1995, 1994 and 1993 amounted to approximately $186,000, $70,000, and $54,000, respectively.

(8)      Capital Stock

         The shares' authorized, issued, related par value and additional paid-in capital for each of the combined companies at December 31, 1995 and 1994 are as follows:

                                                               Stock         Stock      Stock total      Additional
                                                             Authorized     Issued       par value    paid-in capital
                                                             ----------     ------       ---------    ---------------

          MedExec, Inc.                                           500          500      $     500               700
          SPI Managed Care, Inc.                                  500          500            500               500
          SPI Managed Care of Hillsborough
          County, Inc.                                          1,000          500            500                --
                                                                                           ------              -----

                                                                                         $  1,500             1,200
                                                                                            =====             =====


(9)      RELATED PARTY TRANSACTIONS

         The Company paid salaries to stockholders of approximately $1,389,000, $772,600, and $652,000 which are included in the combined statements of income for the years ended December 31, 1995, 1994 and 1993, respectively.

                         MEDEXEC, INC. AND SUBSIDIARIES;
                           SPI MANAGED CARE, INC.; AND

                  SPI MANAGED CARE OF HILLSBOROUGH COUNTY, INC.

                     NOTES TO COMBINED FINANCIAL STATEMENTS

         The Company recorded $111,459 and $225,288 in administration fee revenue from SPI Broward during the years ended December 31, 1995 and 1994, respectively.

         The Company recorded approximately $162,000 and $116,050 in utilization revenue from BMC during the years ended December 31, 1995 and 1994, respectively.

         The Company had receivables from affiliates and related parties of $59,023 and $196,745 at December 31, 1995 and 1994, respectively, and a payable to related parties of $44,458 at December 31, 1995.

(10)     FAIR VALUE OF FINANCIAL INSTRUMENTS

         The carrying amount of financial instruments including cash, accounts receivable, prepaid expenses and other current assets, accounts payable and other accrued expenses, loan payable to Humana and loan payable to bank approximate fair value at December 31, 1995 because of the short maturity of these instruments.

(11)     RETIREMENT PLANS

         The Company sponsors 401(k) plans (the "Plans"). Employees who have worked a minimum of six months or 1,000 hours and are at least 21 years of age may participate in the Plans. Employees may contribute up to 14 percent of their annual salary, not to exceed $9,240 in 1995 and 1994, and $8,994 in 1993, to the Plans. The Company's matching contribution is 25 cents for each dollar of the employee's elected contribution, up to four percent of the employee's annual salary. The Company's matching contribution was approximately $21,000, $14,000, and $8,000 in 1995, 1994 and 1993, respectively.

(12)     INCOME TAXES

         Income tax expense consists of the following:

                                             1995          1994         1993
                                             ----          ----         ----
            Current expense (benefit):

                 federal and state          $(120,279)     60,000        --
            Deferred expense (benefit)        120,279     (60,000)       --
                                              -------     -------     ------

                                            $    --           --         --
                                              =========    ========    ======

                         MEDEXEC, INC. AND SUBSIDIARIES;
                           SPI MANAGED CARE, INC.; AND

                  SPI MANAGED CARE OF HILLSBOROUGH COUNTY, INC.

                     NOTES TO COMBINED FINANCIAL STATEMENTS

A reconciliation of income tax expense and the amount that would be computed using the statutory federal income tax rate is as follows:

                                             1995                    1994                 1993
                                      ----------------------   --------------------    --------------

                                      Amount    Percent        Amount    Percent      Amount     Percent
                                      ------    -------        ------    -------      ------     -------

Tax expense (benefit)at the
statutory rate                       (137,839)    (34%)         463,645     34%        272,967       34%

S corporation income taxed
at the stockholder level               95,277      23%         (532,270)   (39)%      (292,767)     (37)%

Change in the beginning-
of-the year balance of the
valuation allowance for
deferred tax assets
allocated to income tax
expense                                42,562      11%           68,625       5%         19,800       3%
                                     --------     ---         ---------   -----       ---------    ----

                                    $    --        --              --        --            --        --
                                     ========     ===         =========   ======      =========    =====

The tax effects of temporary differences that give rise to a significant portion of the deferred tax assets and deferred tax liabilities of those entities for which no Subchapter S election is in effect at December 31, 1995 and 1994, are presented as follows:

                                                                                      1995           1994
                                                                                      ----           ----
                Deferred tax assets:

                  Revenue and expenses recognized for financial
                      reporting purposes in a different period than
                      for income tax purposes                                    $    7,646          127,925
                  Net loss carryforward                                             123,341           20,500
                                                                                    -------          -------
                      Total deferred tax assets                                     130,987          148,425

                    Less valuation allowance                                       (130,987)         (88,425)
                                                                                   --------         --------

                      Net deferred tax asset                                           --              60,000

                Deferred tax liabilities                                               --                --
                                                                                    =======           ======

                      Net deferred tax asset                                     $     --             60,000
                                                                                    =======           ======


                         MEDEXEC, INC. AND SUBSIDIARIES;
                           SPI MANAGED CARE, INC.; AND

                  SPI MANAGED CARE OF HILLSBOROUGH COUNTY, INC.

                     NOTES TO COMBINED FINANCIAL STATEMENTS

         The valuation allowance for deferred tax assets as of January 1, 1994 was $19,800. The net change in the valuation allowance for the years ended December 31, 1995 and 1994 is $42,562 and $68,625, respectively. The Company reclassed $60,000 of its deferred tax asset as of December 31, 1995 to current tax receivable upon utilization of its net operating loss.

         At December 31, 1995, the companies not qualifying as S corporations, collectively had a net operating loss carryforward of approximately $486,000 for tax purposes, which expire in 2009.

(13)     COMMITMENTS AND CONTINGENCIES

         (A)      GOVERNMENTAL REGULATION

                  The Company's operations have been and may continue to be affected by various forms of governmental regulation and other actions. It is presently not possible to predict the likelihood of any such actions, the form which such actions may take, or the effect such actions may have on the Company.

         (B)      STOCKHOLDER AGREEMENTS

                  The Company entered into employment agreements and change in control severance agreements with the stockholders during 1994. Such agreements are in effect through April 1, 1999.

(14)     SUBSEQUENT EVENTS

         Effective January 1, 1996, the Company entered into an agreement with First Medical Corporation ("FMC"). All of the outstanding shares of the Company were converted into shares of FMC. In exchange for and in conversion of all of the issued and outstanding shares of the Company, FMC has issued and delivered common shares of FMC to the stockholders of the Company.

         Effective January 2, 1996, the Company acquired an additional one percent interest in SPI Broward from Broward Medical Management ("BMM") for $1.00 and an equal split of the profits of SPI Broward. Effective January 2, 1996, the Company acquired an additional 27.25 percent interest in Broward Managed Care from BMM for $100,000.

         Effective January 1, 1996, the MedExec tax status automatically changed from an S Corporation to a C Corporation as a result of its merger into FMC. See Note 2(f) above.

         On April 4, 1996, the Company sold its investment in HCON for $300,000, resulting in a gain of $40,967.

                         MEDEXEC, INC. AND SUBSIDIARIES;
                           SPI MANAGED CARE, INC.; AND

                  SPI MANAGED CARE OF HILLSBOROUGH COUNTY, INC.

                     NOTES TO COMBINED FINANCIAL STATEMENTS

         Effective February 1, 1996, the Company began operations in its Durham center located in Houston, Texas.

         The Company has entered into various employment and management services agreements throughout 1996.

(15)     OTHER MATTERS


         In October, 1996 FMC entered into a merger agreement with The Lehigh Group, Inc. ("Lehigh") whereby upon merger FMC would control approximately 96 percent of the merged company. In connection with the proposed merger, which is subject to stockholder approval of both companies, FMC and Lehigh have been named in a lawsuit. In the opinion of FMC and its legal counsel, such suit will not have a material effect on the financial statements of FMC, if not resolved favorably.

         In June, 1996 FMC entered into a subscription agreement with Generale De Sante International, PLC ("GDS") by which GDS has the right to purchase various percentages of interest in both FMC and its subsidiaries.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Broward Managed Care, Inc.:

We have audited the accompanying balance sheets of Broward Managed Care, Inc. as of December 31, 1995, and the related statements of operations, stockholders' deficit and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We  conducted  our  audit  in  accordance  with  generally   accepted  auditing
standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Broward Managed Care, Inc. as of December 31, 1995, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.


/s/ KPMG PEAT MARWICK LLP

Miami, Florida
May 17, 1996

                           BROWARD MANAGED CARE, INC.

                                  BALANCE SHEET

                                December 31, 1995

                                     ASSETS

Current assets:
      Cash and cash equivalents                                                      $  201,324
      Humana IBNR receivable                                                          2,610,941
      Claims reserve funds                                                              174,842
      Other receivable                                                                    1,514
                                                                                      ---------

                          Total current assets                                        2,988,621

Property and equipment, net                                                              93,843
                                                                                     ----------

                                                                                     $3,082,464
                                                                                      =========

                      LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:

      Accounts payable and other accrued expenses                                       666,169
      Accrued medical claims, including amounts incurred but not reported             2,332,102
      Due to Humana                                                                      99,237
      Due to related parties                                                            134,986
      Income taxes payable                                                               10,085
                                                                                      ---------

                          Total current liabilities                                   3,242,579
                                                                                      ---------

Commitments and contingencies

Stockholders' deficit:

      Capital stock, $.01 par value. Authorized 1,000 shares; issued and outstanding 500 shares
                                                                                              5

      Accumulated deficit                                                              (160,120)
                                                                                     -----------

                          Total stockholders' deficit                                  (160,115)
                                                                                     ----------
                                                                                     $3,082,464
                                                                                     ==========

See accompanying notes to financial statements.

                           BROWARD MANAGED CARE, INC.

                             STATEMENT OF OPERATIONS

                          Year ended December 31, 1995

Revenue                                                          $26,234,531
Medical expenses                                                  23,632,301
                                                                  ----------

                          Gross profit                             2,602,230

Operating expenses:

      Salaries and related benefits                                  894,456
      Depreciation and amortization                                   17,909
      Other                                                        1,515,054
                                                                  ----------

                          Total operating expenses                 2,427,419
                                                                  ----------

Income before income taxes                                           174,811

Income tax expense                                                    10,085
                                                                 -----------
                          Net income                             $   164,726
                                                                  ==========


See accompanying notes to financial statements.

                           BROWARD MANAGED CARE, INC.

                       STATEMENT OF STOCKHOLDERS' DEFICIT

                          Year ended December 31, 1995

                                                                 Total
                                  Capital      Accumulated    stockholder's
                                   stock       deficit           deficit

Balance, December 31, 1994         $  5        (324,846)      (324,841)

      Net income                      -         164,726        164,726
                                      -         -------        -------

Balance, December 31, 1995         $  5        (160,120)      (160,115)
                                      =         =======        =======


See accompanying notes to financial statements.

                           BROWARD MANAGED CARE, INC.

                             STATEMENT OF CASH FLOWS

                          Year ended December 31, 1995


Cash flows from operating activities:
      Net income                                                              $    164,726
      Adjustments to reconcile net income to net cash used in operating activities:
         Depreciation and amortization                                              17,909
         Decrease (increase) in assets:
           Humana IBNR receivable                                                1,104,052
           Claims reserve funds                                                   (174,842)
           Other receivable                                                         (1,514)
         Decrease in liabilities:
           Accounts payable and other accrued expenses                              (2,298)
           Accrued medical claims, including amounts incurred but not
             reported                                                             (949,597)
           Due to Humana                                                          (141,303)
           Due to related parties                                                  (73,676)
                                                                               ------------
               Net cash used in operating activities                               (56,543)
                                                                               ------------

Cash flows from investing activities:

   Capital expenditures                                                            (69,250)
                                                                                -----------

         Net cash used in investing activities                                     (69,250)
                                                                                ----------

Decrease in cash and cash equivalents                                             (125,793)

Cash and cash equivalents, beginning of year                                       327,117
                                                                                ----------

Cash and cash equivalents, end of year                                        $    201,324
                                                                                ==========


See accompanying notes to financial statements.

                           BROWARD MANAGED CARE, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1995

(1)         ORGANIZATION AND OPERATIONS

            (A)      ORGANIZATION

                     Broward Managed Care, Inc. ("BMC") was incorporated in the state of Florida on January 21, 1994 and is owned 71.25 percent by Broward Medical Management, Inc. ("BMM"), 23.75 percent by MedExec, Inc. ("MedExec") and 5 percent by the medical director of the BMC centers.

                     BMC provides health care services subject to affiliated provider agreements entered into with Humana Medical Plan, Inc.; Humana Health Plan of Florida, Inc.; and Humana
                     Health Insurance Company of Florida, Inc. and their affiliates (collectively known as "Humana"). Health services are provided to Humana members through BMC's primary care medical centers and BMC's network of physicians and health care specialists. For the year ended December 31, 1995, approximately 99 percent of BMC's revenue is from such agreements with Humana.

                     BMC  operates  two  centers  in  Broward  County,   Florida
                     (collectively known as the "BMC centers"): in Margate ("Margate") and in Plantation ("Plantation").

                     SPI Managed Care of Broward, Inc. ("SPI Broward") was incorporated in the state of Florida on July 15, 1992, and manages Margate and Plantation.

            (B)      AFFILIATED PROVIDER AGREEMENTS

                     Effective February 1, 1994 and May 1, 1994, BMC through Margate and Plantation, respectively, entered into provider agreements with Humana, which will continue indefinitely unless terminated according to certain provisions of the agreements. Such agreements specify that either party may elect to terminate the agreements, with or without cause, at any time upon giving 60 days written notice. In addition, these agreements may be terminated by mutual written consent of both parties at any time. Amendments to the original provider agreements with Humana were entered into effective September 1, 1994 under full-risk agreements for Margate and Plantation.

                     Services to be provided by the BMC centers include medical and surgical services, including all procedures furnished in a physician's office, such as x-rays, nursing services, blood work and other incidentals, drugs and medical supplies. The BMC centers are responsible for providing all such services and for directing and authorizing all other care, including emergency and inpatient care for Humana members. The BMC centers are also financially responsible for all out-of-area care rendered to a member and provide direct care as soon as the member is able to return to the designated medical center.

                     Humana has agreed to pay the BMC centers monthly for services provided to members based on a predetermined amount per member ("capitation"), comprised of in-hospital services and other services defined by contract ("Part A"), in-office ("Primary") and other medical services defined by the agreements ("Part B").

                                                                     (Continued)

            (C)      HUMANA IBNR RECEIVABLE

                     Humana withholds a certain amount each month from the BMC centers' Part A, Part B and supplemental funding in order to cover claims incurred but not reported or paid. This amount is to be used by Humana to pay the centers' Part A, Part B and supplemental costs. The amounts withheld by Humana to cover incurred but not reported on paid claims varies by center based on the history of the respective center and is determined solely by Humana. The amounts withheld are used to pay the centers' medical claims which Humana pays on the centers' behalf. The remaining amount after claims have been paid is remitted to the Company [see note 1(d)].

            (D)      CLAIMS RESERVE FUNDS

                     Humana withholds a certain amount each month from the BMC centers' Part A capitation funding. This amount represents a "catastrophic reserve fund" to be utilized for the payment of the centers' Part A costs in the event a center ceases operations and the incurred but not reported reserves are not adequate to reimburse providers for Part A services rendered. This amount is calculated monthly by Humana.

            (E)      DUE TO HUMANA

                     Due to Humana represents amounts advanced to BMC by Humana to cover certain operating expenses. No interest is charged by Humana. No due date is specified on the amounts advanced.

            (F)      DUE TO RELATED PARTIES

                     Due to related parties represents current amounts payable to MedExec for operating expenses covered by MedExec.

            (G)      PHYSICIAN CONTRACTS

                     BMC has entered into employment agreements with its primary care physicians and has entered into contracts with various independent physicians, to provide specialty and other referral services both on a prepaid and a negotiated fee-for-service basis. Prepaid physicians' service costs are based upon a fixed fee per member, payable on a monthly basis. Such costs are included in the accompanying statement of operations as salaries and related benefits.

            (H)      MALPRACTICE AND PROFESSIONAL LIABILITY INSURANCE

                     BMC maintains professional liability insurance on a claims-made basis through July 1996, including retrospective coverage for acts occurring since the inception of its operations. Incidents and claims reported during the policy period are anticipated to be covered by the malpractice carrier. BMC intends to keep such insurance in force throughout the foreseeable future.

                     At December 31, 1995, there are no asserted claims against BMC that were not covered by the policy. Management of BMC has accrued approximately $189,700 for incidents which may have occurred but have yet to be identified under its incident reporting system, based on industry experience.

                     Physicians providing medical services to members are provided malpractice insurance coverage (claims-made basis), including retrospective coverage for acts occurring since their affiliation with BMC.

            (I)      MEMBERSHIP

                     At December 31, 1995, Humana members assigned to the BMC centers include approximately 3,000 Medicare members and 7,400 commercial members.

            (J)      STOP-LOSS FUNDING

                     The BMC centers are charged a stop-loss funding fee by Humana for the purpose of limiting a center's exposure to Part A costs and certain Part B costs associated with a member's health services.

                     For the year ended December 31, 1995, the stop-loss threshold, which applies to both Part A and Part B costs for Medicare members, was $40,000 per member per calendar year. For commercial members, the stop-loss threshold for both Part A and Part B costs was $20,000 per calendar year.

                     Since the BMC centers are not responsible for claims in excess of the threshold, income and the corresponding expense, both equal to the stop-loss funding are recognized by BMC. These amounts are included in revenue and medical expenses, respectively, in the accompanying statement of operations. For the year ended December 31, 1995, stop-loss funding for the BMC centers was approximately $2,742,000.

            (K)      MATERNITY FUNDING

                     The BMC centers are charged a maternity funding fee on commercial membership for the purpose of limiting the centers' exposure to Part A and Part B costs associated with a commercial member's pregnancy or related illness. Since the BMC centers are not responsible for claims in excess of the amount contributed to the maternity fund, income and expenses both equal to the maternity funding are recognized by BMC and are included in revenue and medical expenses, respectively, in the accompanying statement of operations. For the year ended December 31, 1995, maternity funding for the BMC centers was approximately $2,473,000.

(2)         SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

            (A)      CASH AND CASH EQUIVALENTS

                     Cash and cash equivalents consist of demand deposits. For purposes of the statement of cash flows, BMC considers all highly liquid debt instruments with original maturities of three months or less to be cash equivalents.

        (B)      REVENUE AND MEDICAL COST RECOGNITION

                     Revenue from Humana for primary care, Part A, Part B and supplemental funds are recognized monthly on the basis of the number of Humana members assigned to the BMC centers and the contractually agreed-upon rates. The BMC centers receive monthly payments from Humana after all medical expenses paid by Humana on behalf of the BMC centers, estimated claims incurred but not reported and claims reserve fund balances have been determined. Medical expenses paid by Humana on behalf of the Company, accordingly, are included in the accompanying statement of operations. In addition to Humana payments, the BMC centers receive copayments from commercial members for each office visit depending upon the specific plan and options selected and receive payments from non-Humana members on a fee-for-service basis.

                     Medical services are recorded as expenses in the period in which they are incurred. Accrued medical claims as reflected in the balance sheet are based upon costs incurred for services rendered prior to and up to the balance sheet date. Included are services incurred but not reported as of the balance sheet date based upon actual costs reported subsequent to the balance sheet date and a reasonable estimate of additional costs. In the accompanying statement of operations medical expenses include amounts paid to hospitals, nursing care and rehabilitation facilities, home health services, diagnostic services, pharmacy costs, physician referral fees and hospital-based physician costs.

            (C)      PROPERTY AND EQUIPMENT

                     Property and equipment are stated at cost. Depreciation on property and equipment is calculated on the straight-line method over the estimated useful lives of the assets.

            (D)      INCOME TAXES

                     Effective  January  1994,  BMC  adopted the  provisions  of
                     Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS No. 109"). Under the asset and liability method of SFAS No. 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to be applied to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under SFAS No. 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

            (E)      USE OF ESTIMATES

                     Management  of BMC  has  made a  number  of  estimates  and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

(3)         PROPERTY AND EQUIPMENT, NET

            Property and equipment, net consists of the following:

                                                                   Estimated
                                                                   useful lives
                                                                   ------------

              Computer equipment                   $113,132           5 years
              Medical and office equipment            5,886           5 years
                                                    -------
                                                    119,018

              Less accumulated depreciation          25,175
                                                   ---------
              Property and equipment, net          $ 93,843
                                                    =======

(4)         RELATED PARTY TRANSACTIONS

            At December 31, 1995, BMC had a payable of $134,986 to related parties for operating expenses paid by MedExec on BMC's behalf.

            BMC recorded approximately $162,000 in utilization expenses to MedExec during the year ended December 31, 1995.

(5)         FAIR VALUE OF FINANCIAL INSTRUMENTS

            The carrying amount of financial instruments including cash, other receivables, and accounts payable and other accrued expenses approximates fair value at December 31, 1995 because of the short maturity of these instruments.

(6)         RETIREMENT PLANS

            BMC sponsors 401(k) plans (the "Plans"). Employees who have worked a minimum of six months or 1,000 hours and are at least 21 years of age may participate in the Plans. Employees may contribute up to 14 percent of their annual salary, not to exceed $9,240 in 1995, to the Plans. BMC's matching contribution is 25 cents for each dollar of the employee's elected contribution, up to four percent of the employee's annual salary. BMC's matching contribution was approximately $14,000 for the year ended December 31, 1995.

(7)         INCOME TAXES

            Income tax expense consists of the following:

                       Current:
                             Federal             $ 7,590
                             State                 2,495
                                                 -------
                                                 $10,085
                                                 =======

                           BROWARD MANAGED CARE, INC.

                          NOTES TO FINANCIAL STATEMENTS

            A reconciliation of income tax expense and the amount that would be computed using the statutory federal income tax rate is as follows:

                Tax expense at the statutory rate                 $ 59,436
                Change in the beginning-of-the-year
                   balance of the valuation
                   allowance for deferred tax assets
                   allocated to income tax expense                 (22,000)
                State taxes, net of related federal
                   benefit                                           6,346
                Other                                              (24,813)
                Decrease in tax liability due to
                  graduated federal tax rates                       (8,884)
                                                                   --------

                                                                  $ 10,085
                                                                   ========

            There are no deferred tax assets or liabilities at December 31, 1995.

            The valuation allowance for deferred tax assets at January 1, 1995 was $22,000. The net change in the valuation allowance for the year ended December 31, 1995 is $22,000.

(8)         GOVERNMENTAL REGULATION

            BMC's operations have been and may continue to be affected by various forms of governmental regulation and other actions. It is presently not possible to predict the likelihood of any such actions, the form which such actions may take, or the effect such actions may have on BMC.

(9)         SUBSEQUENT EVENTS

            Effective January 2, 1996, MedExec purchased an additional 71.25 percent interest in BMC from BMM.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
SPI Managed Care of Broward, Inc.:

We have audited the accompanying balance sheets of SPI Managed Care of Broward, Inc. as of December 31, 1995 and 1994, and the related statements of operations, stockholders' equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SPI Managed Care of Broward, Inc. as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

/s/ KPMG PEAT MARWICK LLP

Miami, Florida
May 17, 1996

                        SPI MANAGED CARE OF BROWARD, INC.

                                 BALANCE SHEETS

                           December 31, 1995 and 1994

                            ASSETS                     1995           1994
                            ------                     ----           ----

Cash and cash equivalents                            $ 20,119          46,762
Due from affiliates and related parties, net           85,303             -
Deferred tax asset                                        -            10,060
                                                      -------          ------
                          Total current assets        105,422          56,822

Furniture and equipment, net                           10,903          14,377
Other assets                                              760             760
                                                      -------          ------
                                                     $117,085          71,959
                                                      =======          ======

                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Liabilities:

      Accounts payable and accrued expenses            14,442           7,760
      Due to affiliates and related parties, net          -            71,014
      Income taxes payable                             11,643             -
      Deferred tax liabilities                         29,473          10,060
                                                      -------          ------
                          Total current liabilities    55,558          88,834
                                                      -------          ------

Commitments and contingencies

Stockholders' equity (deficit):

      Capital stock, $.01 par value.
       Authorized 1,000 shares; issued
       and outstanding 500 shares                           5               5
      Retained earnings (accumulated deficit)          61,522         (16,880)
                                                       ------         -------

         Total stockholders' equity (deficit)          61,527         (16,875)
                                                       ------         --------



                                                     $117,085          71,959
                                                      =======          ======

See accompanying notes to financial statements.

                        SPI MANAGED CARE OF BROWARD, INC.

                            STATEMENTS OF OPERATIONS

                     Years ended December 31, 1995 and 1994

                                                     1995             1994
                                                     ----             ----

Management consulting fee income                    $579,951         682,601

Operating expenses:

      Consulting fees to stockholders                222,660         450,576
      Salaries                                       163,132         137,707
      Depreciation                                     3,474           3,165
      Other                                           71,167          91,153
                                                     --------        --------

              Total operating expenses               460,433         682,601
                                                     -------         -------

Income before income taxes                           119,518            -

Income tax expense                                    41,116             -
                                                     -------          ----
               Net income                           $ 78,402             -
                                                     ========         ====

See accompanying notes to financial statements.

                        SPI MANAGED CARE OF BROWARD, INC.

                  STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)

                     Years ended December 31, 1995 and 1994

                                                                     Total
                                                   Accumulated    stockholders'
                                         Capital    earnings        equity
                                          stock     (deficit)      (deficit)
                                          -----     ---------      ---------

Balance, December 31, 1993                 $  5     (16,880)        (16,875)

      Net income                              -           -               -
                                           ----     --------        --------
Balance, December 31, 1994                    5     (16,880)        (16,875)

      Net income                              -      78,402          78,402
                                           ----     -------          ------

Balance, December 31, 1995                 $  5      61,522          61,527
                                           ====     =======          ======

See accompanying notes to financial statements.

                        SPI MANAGED CARE OF BROWARD, INC.

                            STATEMENTS OF CASH FLOWS

                     Years ended December 31, 1995 and 1994

                                                                     1995        1994
                                                                     ----        ----

Cash flows from operating activities:
  Net income                                                         78,402         -
  Adjustments to reconcile net income to net cash (used in)
      provided by operating activities:
        Depreciation and amortization                                  3,474      3,165
        Deferred income taxes                                         29,473        -
        Change in assets and liabilities:
          Accounts payable and accrued expenses                        6,682      7,760
          Due to affiliates and related parties, net                (156,317)    44,201
          Income taxes payable                                        11,643        -
                                                                     ------     -------

             Net cash (used in) provided by operating activities     (26,643)    55,126
                                                                     -------    -------
Cash flows from investing activities:
      Capital expenditures                                                -     (11,171)
                                                                     -------     ------
(Decrease) increase in cash and cash equivalents                     (26,643)    43,955

Cash and cash equivalents, beginning of year                          46,762      2,807
                                                                      ------     -------
Cash and cash equivalents, end of year                               $20,119     46,762
                                                                      ======     ======



See accompanying notes to financial statements.

                        SPI MANAGED CARE OF BROWARD, INC.

                          NOTES TO FINANCIAL STATEMENTS

                           December 31, 1995 and 1994

                                                                     (Continued)

(1)         ORGANIZATION AND OPERATIONS

            SPI Managed Care of Broward County, Inc. ("SPI Broward"), incorporated in the state of Florida on July 15, 1992, is owned 50 percent by MedExec, Inc. ("MedExec") and 50 percent by Broward Medical Management, Inc. ("BMM").

            SPI Broward has management services agreements with an affiliate of BMM and a nonaffiliated multispecialty group practice to manage their managed care divisions.

            MedExec and BMM provide management consulting services to SPI Broward. The cost of such services are included in the statement of operations as consulting fees to stockholders.

(2)         SUMMARY  OF SIGNIFICANT ACCOUNTING POLICIES

            (A)      CASH AND CASH EQUIVALENTS

                     Cash and cash equivalents consist of demand deposits. For purposes of the statements of cash flows, SPI Broward considers all highly liquid debt instruments with original maturities of three months or less to be cash equivalents.

            (B)      FURNITURE AND EQUIPMENT

                     Furniture and equipment are stated at cost. Depreciation on furniture and equipment is calculated on the straight-line method over the estimated useful lives of the assets.

            (C)      DUE TO AFFILIATES AND RELATED PARTIES, NET

                     Due to affiliates and related parties, net represents amounts paid by affiliates and related parties to cover certain SPI Broward operating expenses. The amounts bear no interest and have no due date.

            (D)      REVENUE RECOGNITION

                     Revenue is recognized monthly on the basis of the number of members managed at contractually agreed upon rates, adjusted by the profits and losses of the respective companies managed.

                     SPI Broward receives monthly and quarterly payments based on the above agreements.

            (E)      INCOME TAXES

                     Under the  asset  and  liability  method  of  Statement  of
                     Financial Accounting Standards No. 109 ("SFAS No. 109"), deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to be applied to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under SFAS No. 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

            (F)      USE OF ESTIMATES

                     Management of SPI Broward has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

(3)         FURNITURE AND EQUIPMENT, NET

            Furniture and equipment, net consists of the following:

                                                                 Estimated
                                             1995        1994    useful life
                                             ----        ----    -----------

           Furniture                        2,612        2,612   7 years
           Equipment                       15,513       15,513   5 years
                                           ------       ------
                                           18,125       18,125
           Less accumulated depreciation    7,222        3,748
                                           -------      -------

           Furniture and equipment, net    10,903       14,377
                                           ======       ======

(4)         RELATED-PARTY TRANSACTIONS

            At December 31, 1995, SPI Broward had a net receivable from affiliates and related parties of $85,303 and a net payable to related parties of $71,014 at December 31, 1994.

            At December 31, 1995 and 1994, consulting fees to stockholders represents SPI Broward's payment of approximate $111,000 and $225,000, respectively, to each of its stockholders, MedExec and BMM.

(5)         FAIR VALUE OF FINANCIAL INSTRUMENTS

            The carrying amount of financial instruments including cash, and accounts payable and accrued expenses approximate fair value at
            December   31,  1995   because  of  the  short   maturity  of  these
            instruments.

(6)         RETIREMENT PLANS

            SPI Broward sponsors 401(k) plans (the "Plans"). Employees who have worked a minimum of six months or 1,000 hours and are at least 21 years of age may participate in the Plans. Employees may contribute up to 14 percent of their annual salary, not to exceed $9,240 in 1995 and 1994, to the Plans. SPI Broward's matching contribution is 25 cents for each dollar of the employee's elected contribution, up to four percent of the employee's annual salary.

            SPI Broward's matching contribution was approximately $4,300 and $100 in 1995 and 1994, respectively.

(7)         INCOME TAXES

            Income tax benefit consists of the following:

                                                   1995             1994
                                                   ----             ----

            Current (benefit) expense            $11,643               -
            Deferred expense (benefit)            29,473               -
                                                  ------            ----

                                                 $41,116               -
                                                  ======            ====

            A reconciliation of income tax expense and the amount that would be computed using the statutory federal income tax rate is as follows:

            Tax expense at statutory rate                    $40,637
            State taxes, net of federal benefit                4,339
            Other                                              5,799
            Increase in tax liability due to graduated
             federal tax rates                                (9,659)
                                                              -------
                                                             $41,116
                                                              =======

            The tax effects of temporary differences that give rise to a significant portion of the deferred tax assets and deferred tax liabilities at December 31, 1995 and 1994 are as follows:

                                                             1995         1994
                                                             ----         ----
            Deferred tax assets:

               Total deferred tax assets                    $    -       10,060

             Less valuation allowance                            -         -
                                                             -----       ------
               Net deferred tax asset                            -       10,060

             Revenue and expenses recognized for financial       -         -
              reporting purposes in a different period than for income tax purposes



            Deferred tax liabilities                        (29,473)       -
                                                            -------      ------
                   Net deferred tax (liability) asset       (29,473)     10,060
                                                             ======     =======

            There was no valuation allowance at December 31, 1995 and 1994, and there was no change in the valuation allowance for the year ended December 31, 1995.

(8)         SUBSEQUENT EVENTS

            Effective January 2, 1996, MedExec acquired an additional fifty percent interest in SPI Broward from BMM.

                          Independent Auditors' Report

The Board of Directors
First Medical Corporation:

We have audited the accompanying consolidated balance sheet of First Medical Corporation as of December 31, 1996, and the related consolidated statements of income, stockholders' equity and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of First Medical Corporation as of December 31, 1996, and the results of their operations and their cash flows for the year then ended December 31, 1996, in conformity with generally accepted accounting principles.


/S/ KPMG PEAT MARWICK LLP


Miami, Florida
March 25, 1997

                            FIRST MEDICAL CORPORATION

                           CONSOLIDATED BALANCE SHEET
                                December 31, 1996

                                ASSETS

Current assets:
Cash and cash equivalents                                                                                      $63,014
Humana IBNR receivable and claims reserve funds (note 10)                                                    7,308,482
Other receivables, net of $50,000 reserve for uncollectible accounts                                           536,506
Due from related parties, net (note 7)                                                                         462,329
Prepaid expenses and other current assets (note 1(d))                                                          179,125
                                                                                                          ------------
Total current assets                                                                                         8,549,456

Property and equipment, net (note 3)                                                                           399,841
Intangible assets, net (note 4)                                                                              2,864,488
Minority interest                                                                                              338,077
Other assets (note 1(d))                                                                                       300,000
                                                                                                          ------------

                                                                                                           $12,451,862
                                                                                                          =============

                           Liabilities and Stockholders' Equity

Current liabilities:

Accounts payable and other accrued expenses                                                                 $2,037,447
 Accrued medical claims, including amounts incurred but not reported                                         6,070,506
Corporate deposits                                                                                             806,476
Loans payable to Humana (note 5)                                                                                97,628
Loans payable to banks (note 6)                                                                                750,000
Obligations to certain stockholders (note 7)                                                                   421,600
Deferred income taxes, net (note 8)                                                                            112,500
Income taxes payable (note 8)                                                                                  300,000
                                                                                                          ------------

Total current liabilities                                                                                   10,596,157

Loans payable to Humana, net of current maturities (note 5)                                                    277,372
Obligations to certain stockholders, net of current maturities (note 7)                                        746,196
                                                                                                           -----------

Total liabilities                                                                                           11,619,725
                                                                                                           -----------

Stockholders' equity:

Capital stock 15,000 shares authorized; 10,000 shares issued and outstanding at                                    100
   par value, $.01 per share
Additional paid-in capital                                                                                     379,685
 Retained earnings                                                                                             452,352
                                                                                                           -----------
Total stockholders' equity                                                                                     832,137
                                                                                                           -----------
Commitments and contingencies (note 12)

                                                                                                           $12,451,862
                                                                                                           ===========


See accompanying notes to consolidated financial statements.

                            FIRST MEDICAL CORPORATION

                        CONSOLIDATED STATEMENT OF INCOME

                          Year ended December 31, 1996

Revenues:
Capitated revenue - Humana (note 10)                                                                $       45,069,743
Fee for service                                                                                              7,075,458
Other revenue                                                                                                  869,124
                                                                                                            ----------

Total revenue                                                                                               53,014,325
                                                                                                           -----------
 Medical expenses                                                                                           43,526,181
                                                                                                           -----------
         Gross profit                                                                                        9,488,144
Operating expenses:


Salaries and related benefits (note 7)                                                                       3,502,860
General and administrative                                                                                   4,172,568
Depreciation and amortization                                                                                  401,850
Minority interest in net loss of consolidated subsidiaries                                                    (338,077)
Preopening and development costs related to international clinics                                              828,568
                                                                                                           -----------


         Total operating expenses                                                                            8,567,769

Income before interest, taxes, and other                                                                       920,375
                                                                                                           -----------
Other expense:

Interest expense, net                                                                                         (55,523)

Other expense                                                                                                 (55,523)
                                                                                                              -------


Income before taxes                                                                                            864,852
Provision for income taxes (note 8)                                                                            412,500
                                                                                                           -----------

 Net income                                                                                         $          452,352
                                                                                                           ===========



See accompanying notes to consolidated financial statements

                            FIRST MEDICAL CORPORATION

                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

                          Year ended December 31, 1996


                                                                    Additional                         Total
                                                      Capital         paid-         Retained       stockholders'
                                                       Stock        in capital      earnings          equity
                                                       -----        ----------      --------          ------

Balance, December 31, 1995                              $1,500          $1,200        $224,595         $227,295

FMC Corporate transaction                               (1,400)        225,995       (224,595)               --

Capital contribution to AMCD                               --          152,490              --          152,490

Net income                                                 --               --         452,352          452,352
                                                        ------        --------        --------         --------

Balance, December 31, 1996                              $  100        $379,685        $452,352         $832,137
                                                         ======        =======         =======          =======


See accompanying notes to consolidated financial statements.

                            FIRST MEDICAL CORPORATION

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                      For the year ended December 31, 1996

Cash flows from operating activities:

 Net income                                                                                              $452,352
  Adjustments to reconcile net income to net cash used in operating activities:
  Depreciation and amortization                                                                           401,850
  Gain on equity investments                                                                              (78,259)
  Minority interest in net loss of consolidated subsidiaries                                             (338,077)
  Change in assets and liabilities, net of acquisitions :
   Increase in Humana IBNR receivable and claims reserve funds                                         (2,343,563)
   Increase in other receivables                                                                         (536,506)
   Increase in due from related parties, net                                                             (457,447)
   Increase in prepaid expenses and other current assets                                                  (94,438)
   Increase in other assets                                                                              (300,000)
   Increase in accounts payable and other accrued expenses                                                450,634
   Increase in accrued medical claims, including amounts incurred but not reported                      1,858,086
   Increase in corporate deposits                                                                          56,201
   Increase in income taxes payable                                                                       278,272
   Increase in deferred income taxes liability, net                                                        83,027
                                                                                                         --------

    Net cash used in operating activities                                                                (567,868)
                                                                                                        -----------

Cash flows used in investing activities:

 Capital expenditures                                                                                    (119,328)
 Organizational costs                                                                                    (477,790)
 Acquisition of additional ownership interests in BMC, SPI Broward, and Midwest, net                     (151,249)
  of cash acquired
 Proceeds from sale of investment                                                                         300,000
                                                                                                        ---------

    Net cash used in investing activities                                                                (448,367)
                                                                                                        ----------

 Cash flows provided by financing activities:

  Proceeds from loan payable to Humana                                                                    325,000
  Proceeds from loans payable to banks                                                                    650,000
  Repayment of loans payable to banks                                                                    (250,000)
  Proceeds from payable to stockholders                                                                   374,596
  Payment of obligation to stockholders                                                                  (371,600)
  Contribution to capital of AMCD                                                                         152,490
                                                                                                        ---------
 Net cash provided by financing activities                                                                880,486
                                                                                                        ---------
 Decrease in cash and cash equivalents                                                                   (135,749)
 Cash and cash equivalents, beginning of year                                                             198,763
                                                                                                        ---------
 Cash and cash equivalents, end of year                                                                  $ 63,014
                                                                                                         ========

Supplemental disclosure cash flow information: Cash paid during the year for:
  Interest                                                                                               $ 48,748
                                                                                                         ========
  Income taxes                                                                                           $ 33,291
                                                                                                         ========

                            FIRST MEDICAL CORPORATION

Supplemental disclosure of noncash flow:

 (1) As described in note (1), AMCMC purchased certain assets and assumed certain liabilities in the amount of $1,020,275 which is included in goodwill at December 31, 1996 (note 4).

 (2) The Company entered into a noncompete agreement with a shareholder and former employee in the amount of $200,000.

 (3) Effective January 1, 1996, the Company acquired a controlling interest in two of its equity investments (see note 1(a)). The fair value of the assets acquired and liabilities assumed were:

                         Assets            Liabilities           Net Assets
                         ------            -----------           ----------

SPI Broward             $  117,085               55,558                61,527

Broward                 $3,082,464            3,242,579             (160,155)


See accompanying notes to consolidated financial statements.

                            FIRST MEDICAL CORPORATION
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 1996

(1) ORGANIZATION AND OPERATION

First Medical Corporation ("FMC" or the "Company") is an international provider of management, consulting, and financial services to physicians, hospitals and other health care delivery organizations and facilities. FMC's operations are conducted through three divisions: (a) a physician practice management division which provides physician management services including the operation of clinical facilities and management services to medical groups, (b) an international division which manages medical centers in Eastern Europe and the Commonwealth of Independent States (the former Soviet Union) ("CIS"), and (c) a recently formed hospital services division which will provide a variety of administrative and clinical services to proprietary acute care hospitals and other health care providers.

The consolidated financial statements include the accounts of FMC and its majority owned subsidiaries: MedExec, Inc. and subsidiaries ("MedExec"); American Medical Clinics Management Company, Inc. ("AMCMC"); American Medical Clinics Development Corporation, Limited ("AMCD") and FMC Healthcare Services, Inc. ("FMC-HS"). All significant intercompany balances and transactions have been eliminated in consolidation.

MedExec, Inc. ("MedExec") was incorporated on March 14, 1991.


On January 1, 1996, MedExec and American Medical Clinics, Inc. entered into a transaction whereby MedExec and AMC incorporated FMC and all of the outstanding shares of MedExec and AMC were converted into shares of FMC. In exchange for and in conversion of all of the issued and outstanding shares of MedExec and AMC, the Company issued and delivered common shares of the Company to the stockholders of MedExec and AMC. The shares of AMC and it subsidiaries were distributed to the stockholders of FMC. The transaction was accounted for under the purchase method of accounting. Goodwill was recorded in the amount of $964,800 related to this transaction.


In connection with the above transaction, AMCMC was incorporated on January 2, 1996. AMCMC purchased customer lists and assumed approximately $1.0 million in liabilities of the AMC subsidiaries, which are clinics operating in the CIS. Book value constituted fair value on the transaction date. The transaction was accounted for under the purchase method of accounting.

 (A) PHYSICIAN PRACTICE MANAGEMENT DIVISION - MEDEXEC

The Company's physician practice management operations are currently conducted through MedExec. MedExec functions in two capacities as a management services organization: (i) owning and operating nine primary care centers (located in Florida and Indiana) which have full risk contracts for primary care and part B services and partial risk (50%) for part A services, and (ii) managing sixteen multi-specialty groups (located in Florida and Texas) with fee-for service and full risk contracts for primary care and part B services and partial risk (50%) for part A services. Full risk contracts are contracts with managed care companies where FMC assumes essentially all responsibility for a managed care members' medical costs and partial risk contracts are contracts where FMC assumes partial responsibility for a managed care members' medical costs.

Ownership and operation of primary care centers ("centers") with full risk contracts are achieved through MedExec's subsidiaries: SPI Managed Care, Inc. ("SPI"), incorporated on February 19, 1988, SPI Managed Care of Hillsborough County, Inc. ("SPI Hillsborough"), incorporated on April 20, 1993, Broward
Managed Care, Inc. ("BMC"), incorporated on January 21, 1994, and Midwest Managed Care, Inc. ("Midwest"), incorporated on March 29, 1995.

                            FIRST MEDICAL CORPORATION
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 1996

SPI, SPI Hillsborough, and BMC provide health care services subject to affiliated provider agreements entered into with Humana Medical Plan, Inc.; Humana Health Plan of Florida, Inc.; and Humana Health Insurance Company of
Florida, Inc. and their affiliates. Midwest provides health care services subject to affiliated provider agreements entered into with Humana Health Plan, Inc., Humana Health Chicago, Inc.; and Humana Health Chicago Insurance Company, Humana Insurance Company and their affiliates. All of the Humana entities will collectively be known as "Humana". The Company is dependent on Humana for the majority of its operations. For the year ended December 31, 1996, 85 percent of the Company's revenue is from such agreements with Humana.

SPI operates two centers in Dade County, Florida located in Kendall and Cutler Ridge.

SPI Hillsborough operates four centers in the west coast of Florida located in Plant City, New Port Richey, Lutz, and South Dale Mabry. The affiliated provider agreements to operate the centers in New Port Richey, Lutz and South Dale Mabry were entered into in 1996.

BMC operates two centers in Broward County, Florida located in Plantation and Sunrise.

During 1996, Midwest operated one center in Hammond, Indiana. In February 1997, Midwest also began to operate an additional center in Gary, Indiana.

Health services are provided to Humana members through the centers and their networks of physicians and health care specialists. Services to be provided by the centers include medical and surgical services, including all procedures furnished in a physician's office such as X-rays, nursing services, blood work and other incidental, drugs and medical supplies. The centers are responsible for providing all such services and for directing and authorizing all other care for Humana members. The centers are financially responsible for all out-of-area care rendered to a member and provide direct care as soon as the member is able to return to the designated medical center.

Humana has agreed to pay the centers monthly for services provided to members based on a predetermined amount per member ("capitation") comprised of in-hospital services and other services defined by contract ("Part A"), in-office ("Primary") and other medical services defined by the agreements ("Part B"). For new or start-up centers like the Gary center, Humana has guaranteed a monthly amount to cover the costs of providing primary care services and other operating costs. The guaranteed payments are made until the earlier of the date on which the center achieves a certain membership level or six months to one calendar year from the commencement date of the agreement at which point Humana will pay the center a capitation.

SPI Managed Care of Broward, Inc. ("SPI Broward"), incorporated in the State of Florida on July 15, 1992, manages the full risk managed care segment of a nonaffiliated multi-specialty group practice in Broward County, Florida. Effective February 1, 1996, First Medical Corporation-Texas Division
("FMC-Texas") began managing a multi-specialty medical practice in Houston, Texas ("Houston medical practice") that has a full risk contract with Humana and fee-for-service.

On December 31, 1995, FMC had a 23.75% and 50% investment, respectively, in BMC and SPI Broward. Effective January 1, 1996 the Company acquired 71.25% and 50% interest, respectively, in BMC and SPI Broward, respectively for $50,000 plus a multiple of the average earnings before income taxes of these two entities during the years ending December 31, 1996 and 1997. The multiple is three for cash consideration, and 3.5 times for a combination of stock and cash. Based upon the earnings of BMC for the year ended December 31, 1996 and assuming that the multiple used is 3.5 times, the purchase price for the acquisition would

                            FIRST MEDICAL CORPORATION
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 1996


approximate $1.7 million. This acquisition gives the Company a 95% and 100% investment in BMC and SPI Broward, respectively. The final value of the consideration is not yet determinable as the seller has the option of obtaining cash and/or stock and as the price is based on the average of 1996 and 1997 earnings. Additional goodwill will be recorded at the time the transaction is finalized in accordance with the purchase method of accounting. Goodwill at December 31, 1996 amounted to $327,778.

On December 31, 1995, the Company had a 66 2/3% investment in Midwest. Effective January 1, 1996, the Company acquired the remaining investment and recorded goodwill of $150,855 as a result of the purchase method of accounting. Book value constituted fair value on the transaction date.

(B) HOSPITAL SERVICES DIVISION- FMC-HS

FMC-HS was incorporated on June 13, 1996 and is 51% owned by the Company and 49% owned by General de Sante International, PLC ("GDS"). The Company commenced operations in August 1996 and plans to provide management, consulting, and financial services to troubled not-for-profits and other health care providers.

(C) INTERNATIONAL MEDICAL CLINICS DIVISION - AMCMC AND AMCD

AMCMC, a wholly-owned subsidiary of the Company, has entered into a management services agreement with the AMC clinics located in the CIS, whereby the AMC clinics provide medical services to AMCMC customers (see note 7).

On January 20, 1996, the Company entered into an agreement with General de Sante International, plc ("GDS") to form AMCD, an Irish Company. AMCD was established to develop and operate medical clinics throughout the world with the exception of within the CIS. The Company and GDS's shareholdings in AMCD Common stock, as revised, are 51% and 49%, respectively. The authorized share capital of AMCD is comprised of 1,000 of Common stock, $1.00 par value. As consideration for the shares, the Company agreed to contribute certain assets at historical cost in the amount of $300,001. GDS agreed to contribute $299,999 to AMCD and provide a credit facility of up to $1.2 million to be used for the development of new clinics. These contributions resulted in total capital of AMCD of $600,000. Included in the statement of cash flows for the year ended December 31, 1996 is $152,490 for GDS's capital contribution of $299,999 less minority interest. GDS has an option to purchase up to 51% of AMCD's Common stock in the event certain changes in management control occur. The additional consideration will be determined by the Company and GDS.

(D) PROPOSED LEHIGH MERGER

On October 29, 1996, the Company entered into a proposed merger agreement with the Lehigh Group, Inc. ("Lehigh") whereby upon merger, FMC would control approximately 96% of Lehigh. The proposed merger is subject to stockholder approval of Lehigh and the Company. Under the terms of the proposed merger, each share of the FMC Common Stock would be exchanged for (i) 1,127.675 shares of Lehigh Common Stock and (ii) 103.7461 shares of Lehigh Preferred Stock. Each share of Lehigh Preferred Stock will be convertible into 250 shares of Lehigh Common Stock and will have a like number of votes per share, voting together with the Lehigh Common Stock. Currently, there are outstanding 10,000 shares of FMC Stock. As a result of these actions, immediately following the merger, current Lehigh stockholders and FMC stockholders will each own 50% of the issued

                 FIRST MEDICAL CORPORATION NOTES TO CONSOLIDATED
                     FINANCIAL STATEMENTS DECEMBER 31, 1996

and outstanding shares of Lehigh Common Stock. In the event that all of the shares of Lehigh Preferred Stock issued to the Company's stockholders are converted into Lehigh Stock, Lehigh stockholders will own approximately 4% and the Company's stockholders will own approximately 96% of the issued and outstanding shares of Lehigh Common Stock. In addition, under the terms of the proposed merger agreement, Lehigh will be renamed "First Medical Group, Inc."

In connection with the proposed merger, Lehigh issued a convertible debenture to the Company in the amount of $300,000 with interest at two percent per annum over the prime lending rate. The debenture is recorded in other assets. In addition, the Company advanced $50,000 to Lehigh. The advance is included in prepaid expenses and other current assets.

On February 12, 1997, the Company purchased 1,920,757 shares of Lehigh stock for $.281 per share.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 (A)  CASH AND CASH EQUIVALENTS

Cash equivalents consist of demand deposits. For purposes of the consolidated statement of cash flows, the Company considers all highly liquid debt instruments with original maturities of three months or less to be a cash equivalent.

(B) HUMANA IBNR RECEIVABLE AND CLAIMS RESERVE FUNDS (63)

Humana withholds certain amounts each month from the centers' Part A, Part B, and supplemental funding in order to cover claims incurred but not reported or paid. The amount is used by Humana to pay the centers' Part A, Part B and supplemental costs. The amounts withheld by Humana to cover incurred but not reported or paid claims varies by center based on the history of the respective center and is determined solely by Humana.

Humana also withholds a certain amount each month from the centers' Part A capitation funding. This amount represents a "catastrophic reserve fund" to be utilized for the payment of a center's Part A costs in the event a center ceases operations and the incurred but not reported reserves are not adequate to reimburse providers for Part A services rendered. This amount is calculated monthly by Humana.

The withholdings are used to pay the centers' medical claims, which Humana pays on the centers' behalf. The remaining amount after claims have been paid is remitted to the company.

(C) PROPERTY AND EQUIPMENT

Property and equipment are stated at cost. Depreciation on property and equipment is calculated on the straight line method over the estimated useful lives. (Medical and office equipment - 5 years and Furniture and fixtures - 7 years)

(D) INTANGIBLE ASSETS

Goodwill, which represents the excess of purchase price over fair value of net assets acquired, is amortized on a straight-line basis over the expected periods to be benefited, 15 years. The Company assesses the recoverability of this intangible asset by determining whether the amortization of the goodwill balance over its remaining life can be recovered through undiscounted future operating cash flows of the acquired operation. The amount of goodwill impairment, if any, is measured based on projected discounted future operating cash flows using a discount rate reflecting the Company's average cost of funds. The assessment of

                 FIRST MEDICAL CORPORATION NOTES TO CONSOLIDATED
                     FINANCIAL STATEMENTS DECEMBER 31, 1996


the recoverability of goodwill will be impacted if estimated future operating cash flows are not achieved.

The Company entered into a non-compete agreement with a former employee and shareholder. This non-compete agreement is being amortized on a straight line basis over the life of the agreement which is two years.

Deferred organization costs consist principally of legal, consulting and investment banking fees which were incurred strictly in connection with the incorporation of FMC and proposed merger with Lehigh. The costs related to the FMC transaction are being amortized over five years. The costs related to the Lehigh merger will begin amortizing when the merger is complete.

(E) IMPAIRMENT OF LONG-LIVED ASSETS

The Company adopted the provisions of SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of, on January 1, 1996. This Statement required that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events change in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset of future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceed the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair values less costs to sell. Adoption of this Statement did not have a material impact on the Company's financial position, results of operations, or liquidity. The Company has no impaired assets at December 31, 1996.

(F) INCOME TAXES

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

(G) REVENUE AND MEDICAL COST RECOGNITION

Revenue from Humana for primary care, Part A, Part B and supplemental funds is recognized monthly on the basis of the number of Humana members assigned to the primary care centers and the contractually agreed-upon rates. The primary care centers receive monthly payments from Humana after all expenses paid by Humana on behalf of the centers, estimated claims incurred but not reported and claims reserve fund balances have been determined. In addition to Humana payments, the primary care centers receive copayments from commercial members from each office visit, depending upon the specific plan and options selected and receive payments from non-Humana members on a fee-for-service basis.

                 FIRST MEDICAL CORPORATION NOTES TO CONSOLIDATED
                     FINANCIAL STATEMENTS DECEMBER 31, 1996

Medical services are recorded as expenses in the period in which they are incurred. Accrued medical claims are reflected in the consolidated balance sheet and are based upon costs incurred for services rendered prior to and up to December 31, 1996. Included are services incurred but not reported as of December 31, 1996, based upon actual costs reported subsequent to December 31, 1996 and a reasonable estimate of additional costs.


AMCMC and AMCD revenues are derived from medical services rendered to patients and annual membership fees charged to individuals, families and corporate members. Membership fees are non-refundable and are recognized as revenue over the term of the membership. Corporate members are also required to make advance deposits based upon plan type, number of employees and dependents. The advance deposits are initially recorded as deferred income and then recognized as revenue when service is provided. As the advance deposits are utilized, additional advance deposits are required to be made by corporate members.


FMC-HS will recognize revenue under the management consulting service agreements on a fee-for-service basis as services are rendered by FMC-HS personnel.

Fee-for-service revenue is reported at the estimated net realizable amounts from patients and third-party payors as services are rendered.

(H) USE OF ESTIMATES

Management of the Company has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these consolidated financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

(I) FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amount of financial instruments including cash and cash equivalents, Humana IBNR receivable and claims reserve funds, other receivables, prepaid expenses and other current assets, accounts payable and other accrued expenses, accrued medical claims, loan payable to Humana, loans payable to bank and obligations to certain stockholders approximate fair value at December 31, 1996 because of the short term maturity of these instruments.

(J) FOREIGN CURRENCY

The financial statements of the Company's foreign subsidiaries are remeasured into the US dollar functional currency for consolidation and reporting purposes. Current rates of exchange are used to remeasure assets and liabilities and revenue and expense are remeasured at average monthly exchange rates prevailing during the year.

(K) STOP-LOSS FUNDING

The primary care centers are charged a stop-loss funding fee by Humana for the purpose of limiting a center's exposure to Part A costs and certain Part B costs associated with a member's heath services.

                 FIRST MEDICAL CORPORATION NOTES TO CONSOLIDATED
                     FINANCIAL STATEMENTS DECEMBER 31, 1996

For the year ended December 31, 1996, the stop-loss threshold for both part A and Part B costs for Medicare members was $40,000 per member per calendar year for both SPI and SPI Hillsborough. For commercial members, the stop-loss threshold for both Part A and part B costs was $20,000 and $15,000 for SPI and SPI Hillsborough, respectively.

Since the SPI and SPI Hillsborough centers are not responsible for claims in excess of the threshold, income and the corresponding expense, both equal to the stop-loss funding are recognized by SPI and SPI Hillsborough. These amounts are included in revenue and medical expenses, respectively, in the accompanying consolidated statement of income. Stop-loss funding for the SPI and SPI Hillsborough centers for the year ended December 31, 1996 was approximately $4,733,000.

For Midwest, the stop-loss thresholds for Part A and for Part B costs for Medicare members were $45,000 and $15,000, respectively, per member per calendar year and the stop-loss thresholds for Part A and for Part B for commercial members were $60,000 and $15,000 respectively, per member per calendar year.

(L) MATERNITY FUNDING

The primary care centers are charged a maternity funding fee on commercial membership for the purpose of limiting the center's exposure to Part A and Part B costs associated with a commercial member's pregnancy or related illness. Since the SPI and SPI Hillsborough centers are not responsible for claims in excess of the amount contributed to the maternity fund, income and expenses both equal to the maternity fund are recognized by SPI and SPI Hillsborough and are included in revenue and medical expenses, respectively in the accompanying consolidated statement of operations. Maternity funding for the SPI and SPI
Hillsborough centers for the year ended December 31, 1996 was approximately $1,403,000.

(3) PROPERTY AND EQUIPMENT, NET

Property and equipment at December 31, 1996 consists of the following:

Medical, computer and office equipment        $703,793

Furniture and fixtures                          37,986
                                              --------
                                               741,779

Less: accumulated depreciation                 341,938
                                             ---------

Property and equipment, net                   $399,841
                                             =========

                 FIRST MEDICAL CORPORATION NOTES TO CONSOLIDATED
                     FINANCIAL STATEMENTS DECEMBER 31, 1996

(4) INTANGIBLE ASSETS

 Intangible assets at December 31, 1996 consist of:

Goodwill                                    $2,463,708

Organization costs                             480,337

Noncompete agreement                           200,000
                                            ----------

                                             3,144,045

Less: accumulated amortization                 279,557
                                            ----------

                                            $2,864,488
                                            ==========

As stated in note 1, the following transactions created goodwill at December 31, 1996:

MedExec-FMC transaction                     $  964,800

AMCMC                                        1,020,275

BMC and SPI Broward                            327,778

Midwest Managed Care                           150,855
                                            ----------
                                            $2,463,708
                                            ==========

The Company continually reevaluates the propriety of the carrying amount of goodwill and other intangible assets as well as the amortization period to determine whether current events and circumstances warrant adjustments to the carrying value and estimates of useful lives. At this time, the Company believes that no significant impairment of goodwill or other intangible assets has occurred and that no reduction of the amortization periods is warranted.

(5) LOANS PAYABLE TO HUMANA

Loans payable to Humana at December 31, 1996 consist of the following:

     Secured loan for $250,000 bearing  interest at 9.5%.  Payable in 48 monthly installments  beginning in February 1997 of $6,850 which includes principal
     and  interest.   The  loan  is  secured  by  the  Company's  equipment  and furnishings at the Houston  Medical  Practice.  Proceeds from the loan were used  primarily  for the  purchase  of  equipment  at the  Houston  medical
     practice.                                                                        $ 250,000

                 FIRST MEDICAL CORPORATION NOTES TO CONSOLIDATED
                     FINANCIAL STATEMENTS DECEMBER 31, 1996


     Secured  loan for  $75,000  bearing  interest  at 9.5%.  Payable  in twelve monthly  installments  beginning in February 1997 which includes  principal and interest of $7,172. The loan is secured by the Company's  equipment and furnishings at the Houston  Medical  Practice.  Proceeds from the loan were
     used primarily for working capital needs of the Houston medical practice.          75,000

     Advance of $50,000  bearing  interest at 10% per year for the  purchase and installation  of a computer  system and  related  training  at the  Midwest locations.  The loan is due by September 30, 2000. Monthly  installments to
     Humana will be a minimum of 10% of any positive balance in Midwest's Part A
     Fund. In the event no positive  balance exists in the Part A fund,  Midwest will make a minimum  monthly  payment  of $1,268  until the loan is repaid.
                                                                                          50,000
                                                                                        --------

Total long-term loans payable to Humana                                                  375,000

Less current installments                                                                 97,628
                                                                                        --------

Loans payable to Humana, excluding current installments                               $  277,372
                                                                                      ===========


 The aggregate maturities of loans payable to Humana for each of the five years subsequent to December 31, 1996 are as follows:

1997                                                    $ 97,628

1998                                                      81,751

1999                                                      82,688

2000                                                     106,097

2001                                                       6,836
                                                        --------
                                                        $375,000
                                                        ========

(6) LOANS PAYABLE TO BANKS

 Loans payable to banks at December 31, 1996 consists of the following:

     Unsecured line of credit for $200,000  bearing  interest at prime (8.25% at
     December 31, 1996). The line of credit is personally  guaranteed by several stockholders of the Company and other individuals. The principal balance is due on June 2, 1997. Interest is due monthly. The $200,000 drawn under this line of  credit  was used  primarily  for  development  costs  relating  to
     Midwest.                                                                         $ 200,000

                 FIRST MEDICAL CORPORATION NOTES TO CONSOLIDATED
                     FINANCIAL STATEMENTS DECEMBER 31, 1996

     Line of credit for $1,500,000  bearing  interest at 1/2% above prime (8.75%
     at December 31,  1996).  $900,000 of the line is secured by MedExec's  cash and certain net assets of the Company.  Secured assets total  $1,237,976 at
     December  31,  1996.  The  principal  balance  is due on May 31,  1997  and interest  is due  monthly.  In  order to  borrow  the  additional  $600,000
     (unsecured  portion of line), the bank would require the personal guarantee of a  stockholder  of the Company.  The  $550,000  drawn under this line of
     credit was used primarily for working capital requirements.                        550,000
                                                                                      ---------
                                                                                      $ 750,000
                                                                                      =========


FMC recently obtained a loan commitment in the amount of $3,300,000 from the same bank which provided the $1,500,000 line of credit. The commitment is for a 120 day loan bearing interest at the prime plus 1/2% (8.75% at December 31, 1996). The purpose of the loan is to provide financing for the Lehigh merger. The loan is secured by all of the assets of FMC, 50% of the shares of FMC Common Stock owned by FMC's Chairman and Chief Executive Officer and any and all shares of Lehigh Common Stock are issuable to FMC.

The various debt agreements contain certain covenants. Under the most restrictive of these provisions, certain stockholders of the Company must personally guarantee $600,000 for the $1,500,000 line of credit as well as the additional $3,300,000 line of credit.

(7) RELATED PARTY TRANSACTIONS

At  December  31,  1996,   obligations  to  certain  shareholders  includes  the
following:

     Obligation to pay consulting fees to three  stockholders in connection with the transaction between MedExec and AMC.  Obligations have been recorded as a liability due to the  stockholders not having to provide any services for this  consideration  to be paid.  Payable monthly in the amount of $26,800.
     Obligations   will  be  repaid  by  December  31,   1998.   The  amount  of
     consideration paid in 1996 related to these agreements was $321,600.             $ 643,200

     Credit   facility   bearing   interest  at  4.5%  from   General  de  Sante
     International,  plc of up to $1,200,000 to be used for the  development  of the  clinics of AMCD.  $100,000 is to be repaid on demand at any time after
     July 10, 2001,  $100,000 is to be repaid on demand at any time after August
     9, 2001 and $174,596 on demand any time after  January 17, 2002,  or on the date GDS subscribes for shares in FMC under the subscription agreement (see
     note 12).                                                                          374,596

                 FIRST MEDICAL CORPORATION NOTES TO CONSOLIDATED
                     FINANCIAL STATEMENTS DECEMBER 31, 1996

     Obligation  under  non  compete   agreement  with  a  former  employee  and
     stockholder payable in monthly installments of $8,333 until June 1998 (note
     4).                                                                              150,000
                                                                                      -------

     Total  obligations  to  stockholders                                           1,167,796
     Less current  installments                                                       421,600
                                                                                    ----------

     Total obligations to stockholders, excluding current installments              $ 746,196
                                                                                    ==========


The aggregate maturities of obligations to stockholders for each of the five years subsequent to December 31, 1996 are as follows:

1997                                              $421,600
1998                                               371,600
1999                                                    --
2000                                                    --
2001                                               200,000
Thereafter                                         174,596
                                                ----------
 Total                                          $1,167,796
                                                ==========

 The Company paid salaries or consulting fees to stockholders of approximately $1,520,700 which is included in the consolidated statement of income for the year ended December 31, 1996.

 Certain stockholders have guaranteed the $200,000 outstanding loan with the financial institution which is described in note 6. In addition, a stockholder will guarantee any amount in excess of $900,000 which becomes outstanding related to the $1,500,000 line of credit described in note 6.

 On January 24, 1997 the Company acquired director and officer liability insurance in the amount of $3,000,000 with coverage expiring on December 5, 1997. Coverage under this policy extends to all duly elected or appointed directors and officers (past, present and future).

 At December 31, 1996, the Company has amounts outstanding from the AMC clinics under its management agreement with AMCMC which total $462,329.

(8) INCOME TAXES


                       CURRENT          DEFERRED          TOTAL

US Federal             $256,000           $112,500        $368,500

State and Local          44,000                 --          44,000
                       --------           --------        --------

                       $300,000          $112,500         $412,500
                       ========          ========         ========

                 FIRST MEDICAL CORPORATION NOTES TO CONSOLIDATED
                     FINANCIAL STATEMENTS DECEMBER 31, 1996

 Income tax expense differed from the amounts computed by applying the US federal income tax rate of 34% to pretax income as a result of the following:

Income tax expense at the statutory rate                         $294,000
Reduction in valuation allowance                                 (73,000)
Unutilized net operating losses of AMCD                           122,000
State taxes, net of federal benefit                                31,500
Nondeductible merger costs and meals and entertainment             38,000
                                                                 --------

 Income tax expense recorded in financial statements             $412,500
                                                                 ========


 The tax effects that give rise to a significant portion of the deferred income tax assets for the year ended December 31, 1996 are as follows:

Deferred tax assets:

   Executive compensation                                        $250,616
    Net loss carryforward                                          58,703
                                                                 --------
     Deferred tax asset                                           309,319
    Valuation allowance                                          (58,703)
                                                                 --------
         Net deferred tax asset                                  250,616
 Deferred tax liabilities:

     Goodwill asset                                               363,116
                                                                 --------
         Net deferred tax liability                              $112,500
                                                                 ========

   The Company has provided a valuation allowance for deferred tax assets as of December 31, 1996 for $58,703. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some or a portion of the deferred assets will be realized in the near future.

(9)      LEASES

         The Company has several noncancelable operating leases primarily for office space and equipment that expire throughout 2001. Future minimum lease payments required under noncancelable operating leases at December 31, 1996 are as follows:

                 FIRST MEDICAL CORPORATION NOTES TO CONSOLIDATED
                     FINANCIAL STATEMENTS DECEMBER 31, 1996

                      Year ending
                      December 31,
                      ------------

                         1997                  $  349,327
                         1998                     339,834
                         1999                     120,487
                         2000                      55,204
                         2001                      49,656
                                                 --------
Total minimum lease payments                     $914,508
                                                 ========

         Rental expense during 1996 amounted to approximately $259,000.

(10)     BUSINESS AND CREDIT CONCENTRATIONS

         The Company derives the majority of its revenue from its affiliated provider agreements with Humana 85% or approximately $45,070,000 of the revenue of the Company for the year ended December 31, 1996 was derived from such agreements with Humana. The amount of revenue is based on the number of members assigned to each of the centers. Humana members include 10,287 Medicare members and 10,420 commercial members at December 31, 1996. The fluctuation of the number of members significantly affects the Company's business. The receivable from Humana at December 31, 1996 is $7,308,482.

         Revenue generated by services provided by the AMC clinics in the CIS represents 12% or approximately $6,534,000 of the revenue of the Company for the year ended December 31, 1996.

(11)     RETIREMENT PLANS

         The Company sponsors 401(k) plans (the "Plans") for its domestic operations. Employees who have worked a minimum of six months or 1000 hours and are at least 21 years of age may participate in the Plans. Employees may contribute to the Plans up to 14 percent of their annual salary, not to exceed $9,500 in 1996. The Company's matching contribution is 25 cents for each dollar of the employee's elected contribution, up to four percent of the employee's annual salary. The Company's matching contribution was approximately $35,000 for the year ended December 31, 1996.

(12)     COMMITMENTS AND CONTINGENCIES

         LEGAL PROCEEDINGS

         The Company and certain stockholders are defendants in a lawsuit brought on by a stockholder and former employee. The plaintiff is seeking damages in excess of $1 million. Management, stockholders and legal counsel for the Company intends to vigorously defend this action. They are not able to determine the extent of damages, if any, at this time. Therefore, no accrual has been recorded in the financial statements at December 31, 1996.

         To the best of the Company's knowledge, there are no material claims, disputes or other unsettled matters (including retroactive adjustments) concerning third party reimbursements that would have a material effect on the consolidated financial statements of the Company.

                 FIRST MEDICAL CORPORATION NOTES TO CONSOLIDATED
                     FINANCIAL STATEMENTS DECEMBER 31, 1996

         GOVERNMENTAL REGULATIONS

         The Company's operations have been and may be affected by various forms of governmental regulation and other actions. It is presently not possible to predict the likelihood of any such actions, the form which such actions may take, or the effect such actions may have on the Company.

         PHYSICIAN CONTRACTS

         The Company has entered into employment agreements of two to three years with its primary care physicians and into contracts with various independent physicians to provide specialty and other referral services both on a prepaid and a negotiated fee-for-service basis. Such costs are included in the consolidated statement of income as medical expense.

         SUBSCRIPTION AGREEMENT

         In June 1996, FMC entered into a subscription agreement with GDS by which GDS has the right to purchase various percentages of interest in both FMC and its subsidiaries.

         MALPRACTICE AND PROFESSIONAL LIABILITY INSURANCE

         The Company maintains professional liability insurance on a claims-made basis through November 1, 1997 including retrospective coverage for acts occurring since inception of its operations. Incidents and claims reported during the policy period are anticipated to be covered by the malpractice carrier. The Company intends to keep such insurance in force throughout the foreseeable future. At December 31, 1996, there are no asserted claims made against the Company that were not covered by the policy.

         Physicians providing medical services to members are provided malpractice insurance coverage (claim-made basis), including retrospective coverage for acts occurring since their affiliation with the Company.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To The Board of Directors and Shareholders of
The Lehigh Group Inc.:

We have audited the accompanying consolidated balance sheets of The Lehigh Group Inc. and subsidiaries as of December 31, 1996 and 1995, and the related consolidated statements of operations, shareholders' equity (deficit) and cash flows for each of the three years in the period ended December 31, 1996. We have also audited the schedule listed in the accompanying index. These financial statements and schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedule based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and schedule are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and schedule. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Lehigh Group Inc. and subsidiaries at December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.

Also in our opinion, the schedule presents fairly, in all material respects, the information set forth therein.

                                                  /S/ BDO SEIDMAN, LLP
                                                  --------------------
                                                      BDO Seidman, LLP

New York, New York
February 18, 1997

LEHIGH GROUP INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

                                                                                         December 31,
                                                                             1996                        1995

------------------------------------------------------------------------------------------------------------------------
                                                                         (in thousands except for per share data)

 ASSETS

 Current assets:

Cash and cash equivalents                                                  $  471                         $  347
 Accounts receivable, net of allowance for                                  3,581                          4,335
  doubtful accounts of $342 and $174 (Notes 6 and 10)

Inventories (Note 6)                                                        1,215                          1,823
Prepaid expenses and other current assets                                     279                             22
                                                                          -------                        -------

  Total current assets                                                      5,546                          6,527

 Property, plant and equipment, net of                                         50                             61
  accumulated depreciation and amortization
  (Note 5 and 6)

Other assets                                                                   29                             34
                                                                          -------                        -------

  Total assets                                                             $5,625                         $6,622
                                                                           ======                         ======





The accompanying notes to consolidated financial statements are an integral part of these financial statements.

THE LEHIGH GROUP INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

                                                                                         December 31,
                                                                            1996                          1995
--------------------------------------------------------------------------------------------------------------------------
                    `                                                    (in thousands except for per share data)

LIABILITIES AND SHAREHOLDERS'

EQUITY

Current liabilities:

Current maturities of long-term debt (Note 6)                              $  390                           $  510
Note payable -bank (Note 6)                                                    --                              360
Accounts payable                                                              954                            1,839
Accrued expenses and other current liabilities (Notes 5, 6 and 8)           1,642                            1,381
                                                                           ------                            -----

  Total current liabilities                                                 2,986                            4,090
                                                                            -----                            -----

Long-term debt, net of current maturities                                   2,725                            2,080
                                                                            -----                           ------
  (Note 6)

Deferred credit applicable to the sale of continued                           --                               250
                                                                          -------                          -------
  operations (Note 4)

Commitments and Contingencies (Notes 6 and 8)

Shareholders' equity (Deficit)

Preferred stock, par value $.001; authorized
  5,000,000 shares, none  issued                                                --                                --

Common stock, par value $.001 authorized shares  100,000,000 , in 1996 and 1995;
  shares issued 10,339,250 in 1996 and 1995
   which excludes    3,016,249 and 3,016,249
  shares held as treasury stock in  1996 and
  1995 , respectively                                                          11                               11
Additional paid-in capital (Note 6)                                       106,594                          106,594
Accumulated deficit from January 1, 1986                                 (105,037)                        (104,749)
Treasury stock - at cost                                                   (1,654)                          (1,654)
                                                                        ---------                        ---------
         Total shareholders' equity (Deficit)                                 (86)                             202
                                                                        ----------                        ---------

   Total liabilities and shareholders' equity (Deficit)                   $ 5,625                          $ 6,622
                                                                          =======                          =======



The accompanying notes to consolidated financial statements are an integral part of these financial statements.

THE LEHIGH GROUP INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS

Years ended December 31,                                                              1996           1995            1994
--------------------------------------------------------------------------------------------------------------------------------
                                                                                       (in thousands except for per share
                                                                                                      data)

Revenues earned (Note 10)                                                           $10,446         $12,105         $12,247

Costs of   revenues earned                                                            7,134           8,628           8,577
                                                                                     ------          ------          ------
Gross Profit                                                                          3,312           3,477           3,670

Selling, general and administrative expenses                                          3,874           3,994           4,187
                                                                                     ------          ------          ------

Operating loss                                                                        (562)           (517)           (517)
                                                                                    -------         -------         -------

Other income (expense):

   Interest expense                                                                   (471)           (433)           (398)
   Interest and other income (Note 6)                                                   113             392             505
                                                                                      -----          ------           -----
                                                                                      (358)            (41)             107
                                                                                     ------         -------           -----

 Loss before discontinued operations  and

   extraordinary item                                                                 (920)           (558)           (410)
 Income  from  discontinued operations (Note                                            250             250           5,000
                                                                                      -----           -----           -----
4)

 Income (loss) before extraordinary item                                              (670)           (308)           4,590
 Extraordinary item:
   Gain  on early extinguishment of debt
   (Note 6)                                                                             382              --              --
                                                                                      -----          ------          ------

Net  income (loss)                                                                 $  (288)        $  (308)         $ 4,590
                                                                                   ========        ========         =======

 EARNINGS PER  SHARE - PRIMARY AND FULLY
DILUTED

   Loss before discontinued  operations   and

         extraordinary item                                                        $ (0.09)       $  (0.05)        $ (0.04)
   Income from discontinued operations                                                0.02            0.02            0.49
   Income (loss) before extraordinary item                                           (0.07)          (0.03)           0.45
   Net Income (loss)                                                                 (0.03)          (0.03)           0.45

Weighted average  Common Shares

and share equivalents outstanding

   Primary and Fully diluted                                                         10,339,250  10,339,250      10,169,000
                                                                                   ============  ==========      ==========

The accompanying notes to consolidated financial statements are an integral part of these financial statements.

THE LEHIGH GROUP INC. AND SUBSIDIARIES
CONSOLIDATED  STATEMENTS OF CHANGES  IN SHAREHOLDERS' EQUITY (DEFICIT)

Years Ended December 31, 1996, 1995 and 1994
-----------------------------------------------------------------------------------------------------------------------------------


                                 (in thousands)
                                 Preferred Stock          Common Stock
                                 --------------     -------------------

                                                                              Additional                      Treasury
                                Number of                Number               Paid-In      Deficit From       Stock At
                                 Shares      Amount    of Shares    Amount    Capital      Jan. 1, 1986         Cost       Total
                              ------------  -------    --------   --------   ----------     ------------     -----------  ---------


Balance January 1,  1994           --         $--      7,658         $11     $105,575      $(109,031)         $(1,654)    $(5,099)

Issuance of common
  stock in connection
  with private placement                               2,681                    1,019                                        1,109

                                   --        $ --         --          --                        4,590               --     $ 4,590
                                  ---      ------     ------      ------       ------    ------------           ------    --------
Net Income                                                                               ------------                     -------

Balance December 31, 1994                      --     10,339         $11     $106,594      $(104,441)         $(1,654)      $  510
                                  ===      ======     ======         ===     ========     ===========         ========      ======

Net Loss                           --          --         --          --                  $     (308)               --      $(308)
                                  ---      ------     ------      ------       ------     -----------          -------    --------

Balance December 31, 1995                    $ --     10,339         $11     $106,594     $(104,749 )         $(1,654)      $  202
                                  ---      ------     ======         ===     ========     ===========         ========    --------


Net Loss                           --          --         --         $--                  $     (288)               --      $(288)
                                  ---      ------     ------        ----       ------     -----------           ------    --------

Balance December 31, 1996          --        $ --     10,339         $11     $106,594       ($105,037)        $(1,654)      $ (86)
                                  ---      ------     ======         ===     ========       =========        =========    --------


The accompanying notes to consolidated financial statements are an integral part of these financial statements.

THE LEHIGH GROUP INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS (Note 11)

Years Ended December 31,                                                1996                1995                1994
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 (in thousands)

Cash flows from operating activities:

  Net  income (loss)                                                        (288)             $ (308)              $4,590
   Adjustments to reconcile net income (loss) to net
    cash used in operating activities:

    Gain on early extinguishment of debt                                    (382)                  --                  --
    Depreciation and amortization                                             29                  65                  59
    Deferred credit applicable to sale of discontinued operations           (250)               (250)             (5,000)

  Changes in assets and liabilities:

    Accounts receivable                                                      754                  276                  93
    Inventories                                                              608                (78)               (108)
    Prepaid expenses and other current assets                               (257)                                      55
    Other assets                                                               5                 (1)                   6

    Accounts payable                                                        (885)                (72)                  64
     Accrued expenses and other current liabilities                           442                 101                  81
                                                                            -----              ------               -----
    Net cash used in operating
      activities                                                             (224)              (267)               (160)
                                                                          -------             -------              ------

Cash flows from investing activities:

    Capital expenditures                                                     (18)                (21)                (39)
                                                                          ------              ------               -----
 Cash flows from financing activities:

     Repayment of  capital leases                                            (10)                (20)                 (3)
     Net payments under bank debt                                         (2,340)               (270)               (360)
     Payment on subordinated debenture                                        (9)                  --                  --
     Net proceeds from sale of stock                                          ---                  --               1,019


     Issuance of convertible debenture                                        300                  --                  --
     Net borrowings from C.I.T. revolver                                    2,425                  --                  --
                                                                           ------               -----               -----

     Net cash provided by (used in) financing
      activities                                                             366                (290)                 656
                                                                        ---------             -------              ------

Net change in cash and cash equivalents                                       124               (578)                 457
Cash and cash equivalents at beginning of period                              347                 925                 468
                                                                            -----               -----               -----

Cash and cash equivalents at end of period                                 $  471              $  347              $  925
                                                                           ======              ======              ======


The accompanying notes to consolidated financial statements are an integral part of these financial statements.

THE LEHIGH GROUP INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(TABLES INCLUDED IN THE FOOTNOTES ARE IN THOUSANDS EXCEPT FOR PER SHARE DATA)

 1 - General

          The Lehigh Group Inc. (the "Company"), through its wholly owned subsidiary, HallMark Electrical Supplies Corp. ("HallMark"), is engaged in the distribution of electrical supplies for the construction industry both domestically (primarily in the New York Metropolitan area) and for export. HallMark was acquired by the Company in December 1988. HallMark's sales include electrical conduit, armored cable, switches, outlets, fittings, panels and wire which are purchased by HallMark from electrical equipment manufacturers in the United States. Approximately 70% of HallMark's sales are domestic and 30% are export. Export sales are made by sales agents retained by HallMark. Distribution is made in approximately 26 countries.

 EXPORT SALES AS A PERCENTAGE OF TOTAL SALES ARE SUMMARIZED AS FOLLOWS:

                                          December 31,
                                1996         1995           1994


Central America                 10%          16%            14%
 South America                   8%          18%            16%
Caribbean                        6%           6%            --
West Indies                      2%          --              6%
OTHER                            4%          --              2%
----------------------          ---          ----           ---
         Total                  30%          40%            38%
                                ===          ===            ===


2 - Summary of Significant Accounting Policies

PRINCIPLES OF CONSOLIDATION - The consolidated financial statements include all of the accounts of the Company and its wholly owned subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation.

INVENTORIES - Inventories are stated at the lower of cost or market using a first-in, first-out basis to determine cost. Inventories consist of electrical supplies held for resale.

PROPERTY, PLANT AND EQUIPMENT - Property, plant and equipment are carried at cost. Depreciation is provided on the straight-line method over the estimated useful lives of the related assets. Amortization of leasehold improvements are provided over the life of each respective lease.

INCOME TAXES - The Company uses the liability method of accounting for deferred income taxes. The provision for income taxes typically includes Federal, state and local income taxes currently payable and those deferred because of temporary timing differences between the financial statement and taxes bases of assets and liabilities. The consolidated financial statements do not include a provision for income taxes due to the Company's net operating losses.

 EARNINGS PER SHARE - Earnings per common share is calculated by dividing net income (loss) applicable to common shares by the weighted average number of common shares and share equivalents outstanding during each period. Excluded from fully diluted computations are certain stock options granted (12,000,000 options which are contingently exercisable pending the occurrence of certain future events).

 TREASURY STOCK - Treasury stock is recorded at net acquisition cost. Gains and losses on disposition are recorded as increases or decreases to capital with losses in excess of previously recorded gains charged directly to retained earnings.

STOCK OPTIONS - The Company uses the intrinsic value method of accounting for employee stock options as permitted by statement of Financial Accounting Standards No. 123 "Accounting for Stock-Based Compensation". Accordingly, compensation cost for stock options is measured as the excess, if any, of the quoted market price of the Company's stock at the date of the grant over the amount the employee must pay to acquire the stock. The compensation is recognized over the vesting period of the options.

ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

LONG-LIVED ASSETS - The Company adopted Statement of Financial Accounting Standards No. 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" in 1996. The Company reviews certain long-lived assets identifiable intangibles for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. In that regard, the Company assesses the recoverability of such assets based upon estimated non-discounted cash flow forecasts. The Company has determined that no impairment loss needs to be recognized for long lived assets.

FAIR VALUE OF FINANCIAL INSTRUMENTS - The carrying values of financial instruments including cash and cash equivalents, accounts receivable and accounts payable approximate fair value at December 31, 1996, because of the relative short maturities of these instruments. It is not possible to presently determine the market value of the long term debt and notes payable given the Company's current financial condition.

STATEMENTS OF CASH FLOWS - Cash equivalents include time deposits with original maturities of three months or less.

REVENUE RECOGNITION - Revenue is recognized when products are shipped or when services are rendered.

PRESENTATION OF PRIOR YEARS DATA - Certain reclassifications have been made to conform prior years data with the current presentation.

3 - Merger

         On October 29, 1996, the Company and First Medical Corporation ("FMC") entered into a Merger Agreement. Under the terms of the Merger Agreement, each share of the FMC Common Stock would be exchanged for (i) 1,033.925 shares of Lehigh Common Stock and (ii) 95.1211 shares of Lehigh Preferred Stock. Each share of Lehigh Preferred Stock will be convertible into 250 shares of Lehigh Common Stock and will have a like number of votes per share, voting together with the Lehigh Common Stock. Currently, there are outstanding 10,000 shares of FMC Common Stock. As a result of these actions, immediately following the Merger, current Lehigh stockholders and FMC stockholders will each own 50% of the issued and outstanding shares of Lehigh Common Stock. In the event that all of the shares of Lehigh Preferred Stock issued to the FMC stockholders are converted into Lehigh Common Stock, current Lehigh stockholders will own approximately 4% and FMC stockholders will own approximately 96% of the issued and outstanding shares of Lehigh Common Stock. In addition, under the terms of the Merger Agreement Lehigh will be renamed "First Medical Group, Inc.". Although the Company has entered into this merger agreement there can be no assurance at this time that the Company will be able to consummate this transaction.

4 - Discontinued Operations

         On December 31, 1991, the Company sold its right, title and interest in the stock of the various subsidiaries which made up its discontinued interior construction and energy recovery business segments subject to existing security interests. The Company did not retain any of the liabilities of the sold subsidiaries. The excess of liabilities over assets of subsidiaries sold amounted to approximately $9.6 million. Since 1991, the Company has reduced this deferred credit (the reduction is shown as income from discontinued operations) due to the successful resolution of the majority of the liabilities for amounts significantly less than was originally recorded. The deferred credits were reduced as follows:

                                    1992                     $ 2,376
                                    1993                     $ 1,760
                                    1994                     $ 5,000
                                    1995                     $   250
                                    1996                     $   250


5 - Property, Plant and Equipment

                                               December 31
                                       -------------------------    Estimated
                                                                    Useful Lives
                                                                    ------------

                                       1996         1995
                                       ----      ----------

Machinery and equipment               $  483        $ 475        3 to 5 years
Leasehold improvements                   295          285        Term of leases
                                       -----        -----
                                         778          760

 Less accumulated depreciation and
   amortization                         (728)        (699)
                                       ------       ------
                                       $  50         $ 61
                                       ======       ======


6 - Long-Term Debt

                                           December 31,
                               -----------------------------------------------

                               INTEREST RATE           1996             1995
                               -------------

Subordinated Debentures          14-7/8%           $    290        $    400
Senior Subordinated Notes        13-1/2%                100             100
Convertible Debenture             10.25%                300              --
Note Payable-BNL                  10.56%                 --           2,440
Revolving Credit Facility-C.I.T.  10.56%              2,425              --
Other Long-Term Debt             Various                 --              10
                                                   --------        --------
                                                      3,115           2,950

Less Current Portion                (390)              (870)
                                ---------          ---------
   Total Long-Term Debt          $ 2,725            $ 2,080
                                 =======           =========


         Subordinated Debentures and Senior Subordinated Notes

         On March 15, 1991, pursuant to a restructuring done by the Company (the "1991 Restructuring"), the holders of $8,760,000 principal amount of the 14-7/8% Debentures exchanged such securities, together with the accrued but unpaid interest thereon, for $2,156,624 principal amount of Class B Notes and 53,646,240 shares of Common Stock. Additionally, the holders of $33,840,000 principal amount of the 13-1/2% Notes exchanged such securities, together with the accrued but unpaid interest thereon, for $8,642,736 principal amount of Class B Notes and 212,650,560 shares of Common Stock.

         The Company was in default of certain covenants to the holders of Class A Notes and Class B Notes (the "Notes") at December 31, 1992 and 1991 and, as a consequence, the Notes were classified as current in the 1992 and 1991 Financial Statements. The Company continues to be in default in the payment of interest (approximately $628,000 and $653,000 of interest past due as of December 31, 1996 and 1995) on the $500,000 principal amount of 13-1/2% Notes and 14-7/8 Debentures that were not tendered in the Company's 1991 Restructuring. In May 1993 the Company reached an agreement (the "1993 Restructuring") whereby participating holders of the Notes ("Noteholders") surrendered their Notes, together with a substantial portion of their Common Stock, and, in exchange therefore, the Noteholders acquired, through a newly formed corporation ("LVI Holding"), all of the stock of LVI Environmental Services Group Inc. ("LVI Environmental"), a subsidiary of the Company that conducted its asbestos abatement operations. Management of LVI Environmental have a minority equity interest in LVI Holding. As a consequence, the Company's outstanding consolidated indebtedness was reduced from approximately $45.9 million to approximately $3.6 million (excluding approximately $120,944 of indebtedness under Class B Notes that LVI Holding agreed to pay in connection with the 1993 Restructuring but for which the Company remains liable). Since the Noteholders were also principal stockholders of the Company, the gain from this transaction, net of the carrying value of LVI Environmental, was credited directly to additional paid-in capital.

         In accordance with Statement of Financial Accounting Standards No. 15, the Class A Notes and the Class B Notes were carried on the consolidated balance sheet at the total expected future cash payments (including interest and principal) specified by the terms of the Notes. A gain on early extinguishment of debt occurred as a result of the carrying amounts of the 13-1/2% Notes, 14-7/8% Debentures and Senior Secured Notes (including accrued but unpaid interest and unamortized deferred financing costs) being greater than the fair market value of the common stock issued, the net assets transferred to a liquidating trust, and total expected future cash payments of the Class A Notes and Class B Notes, net of direct restructuring costs.

         Included in interest and other income in 1996 and 1995 is approximately $106,000 and $380,00 respectively of other income which represents an adjustment to the value of certain items which relate to the Company's 1991 Restructuring.

         During 1996, the Company retired $110,000 of the 14-7/8% debentures plus accrued and unpaid interest of $181,000 for approximately $9,000. The gain on extinguishment of debt of approximately $282,000 is included in extraordinary item of $382,000.

REVOLVING CREDIT FACILITY

         In November 1996, HallMark entered into a three year revolving credit facility with a financial institution, which provides a maximum line of credit equal to the lesser of eligible accounts receivable and inventory or $5 million. The credit facility bears interest at the prime rate plus 2%, and is collaterized by the Company's accounts receivable, inventory and property and equipment.

         The Company used proceeds from the revolving credit facility to pay down its outstanding note payable with a bank. The extinguishment of debt resulted in a gain of approximately $100,000. This gain is included in the extraordinary item of $382,000.

Convertible Debenture

         On October 29, 1996 in connection with the execution of the definitive merger agreement described in Note 3 between the Company and FMC, the Company issued a convertible debenture in the amount of $300,000 plus interest at two (2%) percent per annum over the prime lending rate of Chase Manhattan Bank, N.A. payable on the first day of each subsequent month next ensuing through and including twenty four months thereafter. On the twenty fourth month, the outstanding principal balance and all accrued interest shall become due and payable.

         The proceecs of the loan from FMC were used to satisfy the loan the Company previously obtained from DHB Capital Group Inc. on June 11, 1996. On February 7, 1997, First Medical Corporation elected to convert the debenture in 937,500 shares of the Company's common stock.

7 - Income Taxes

         At December 31, 1996 and 1995, the Company had a net deferred tax asset amounting to approximately $2.2 million and $1.6 million, respectively. The net deferred tax asset consisted primarily of net operating loss ("NOL") carryforwards, and temporary differences resulting from inventory and accounts receivable reserves, and it is fully offset by a valuation allowance of the same amount due to uncertainty regarding its ultimate utilization. The following is a summary of the significant components of the Company's deferred tax assets and liabilities:

DECEMBER 31,                                1996                1995
------------
Deferred tax assets:
Nondeductible accruals and allowances      $  206              $   65
Net operating loss carryforward             2,008               1,575
                                           ------              ------
                                            2,214               1,640
Deferred tax liabilities:

Depreciation and amortization                  30                  30
                                           ------               -----
Net deferred tax asset                     $2,184              $1,610
Less: Valuation Allowance                   2,184               1,610
                                            -----               -----
Deferred Income Taxes                        ---                 ---
                                           ------              -----
                                             ---                 ---
                                           ======              =====

         The Company did not have Federal taxable income in 1996, 1995, and 1994 and, accordingly, no Federal taxes have been provided in the accompanying consolidated statements of operations. As of December 31, 1996, the Company had NOL carryforwards of approximately $5 million expiring through 2011.

8 - Commitments and Contingencies

         Leases

         The Company and its subsidiaries lease machinery, office and warehouse space, as well as certain data processing equipment and automobiles under operating leases. Rent expense aggregated $165,000, $177,000 and $148,000, for the years ended December 31, 1996, 1995 and 1994, respectively.

         Future minimum annual lease commitments, primarily for office and warehouse space, with respect to noncancellable leases are as follows:


                        1997                                104
                        1998                                105
                        1999                                114
                        2000                                118
                        2001                                121
                  Thereafter                                313
                                                         -------
                                                         $  875
                                                         ======

         In addition to the above, certain office and warehouse space leases require the payment of real estate taxes and operating expense increases.

         Employment Agreements

         On August 22, 1994 the Company and Mr. Salvatore Zizza entered into an employment agreement providing employment to Mr. Zizza through December 31, 1999 as President, Chairman of the Board and Chief Executive Officer of the Company at an annual salary of $200,000. On December 20, 1996, the Company agreed to extend Mr. Zizza's employment contract through December 31, 2000.

         On January 1, 1995 the Company and Mr. Robert Bruno entered into an employment agreement providing employment to Mr. Bruno through December 31, 1999 as Vice President and General Counsel of the Company at an annual salary of $150,000. The agreement calls for deferral of $50,000 of Mr. Bruno's salary each year until the Company's annual revenues exceed $25 million. The $50,000 deferral has not been accrued due to uncertainty regarding the Company achieving $25 million in sales. On December 20, 1996, the Company agreed to extend Mr. Bruno's employment agreement through December 31, 2000. Mr. Bruno reduced his annual salary to $120,000 no part of which shall be deferred pending consummation of the proposed merger with First Medical Corporation.

         Litigation

         The State of Maine and Bureau of Labor Standards commenced an action against the Company and Dori Shoe Company (an indirect former subsidiary) to recover severance pay under Maine's plant closing law. The case was tried without a jury on December 12 and 13, 1994 in Maine Superior Court. Under that law, an "employer" who shuts down a large factory is liable to the employees for severance pay at the rate of one week's pay for each year of employment. Although the law did not apply to the Company at the time that the Dori Shoe plant was closed it was amended so as to arguably apply to the Company retroactively.

         In a prior case brought against the Company (then known as Lehigh Valley Industries) and its former subsidiary under the Maine severance pay statute prior to its amendment the Company was successful against the State of Maine (see CURTIS V. LOREE FOOTWEAR AND LEHIGH VALLEY INDUSTRIES, 516 A. 2d 558 (Me. 1986)).

         The Superior Court by decision docketed April 10, 1995 entered judgement in favor of the former employees of Dori Shoe Company against Dori Shoe and the Company in the amount of $260,969. plus prejudgment interest and reasonable attorneys' fees and costs to the Plaintiff upon their application pursuant to Maine Rules of Civil Procedure 54(b) (3) (d). Interest and other fees are approximately $100,000 at December 31, 1996. The Company filed a timely appeal appealing the decision and the matter was argued before the Maine Supreme Judicial Court on December 7, 1995. On February 18, 1997 the Supreme Judicial Court of Maine affirmed the Superior Court's decision. The Company is currently considering an appeal to the United States Supreme Court. Approximately $350,000 has been accrued for by the Company relating to this judgement.

9 - Stock Options

         The following table contains information on stock options for the three year period ended December 31, 1996:


                                                                            Exercise price             Weighted average
                                                  Option shares             range per share                 price
-----------------------------------------------------------------------------------------------------------------------------
 Outstanding, January 1, 1994                           0                          0                          0

Granted                                            18,402,187               $0.50 to $1.00                   $0.75

Exercised                                               0                          0                          0

Forfeited                                               0                          0                          0
-----------------------------------------------------------------------------------------------------------------------------


Outstanding, December 31, 1994                      18,402,187              $0.50 to $1.00                  $0.75

Granted                                              295,000                     $0.50                      $0.50

Exercised                                               0                          0                          0

 Forfeited                                              0                          0                          0
-----------------------------------------------------------------------------------------------------------------------------
Outstanding, December 31, 1995                     18,697,187               $0.50 to $1.00                  $0.75


 Granted                                             55,000                      $0.50                      $0.50

Exercised                                               0                          0                          0




Forfeited                                               0                          0                          0
-----------------------------------------------------------------------------------------------------------------------------

Outstanding, December 31, 1996                     18,752,187               $0.50 to $1.00                  $0.75



         The Company issues stock options from time to time to certain employees and outside directors. The Company applies APB Opinion 25, "Accounting for Stock Issued to Employees", and related Interpretations in accounting for stock options issued. Under APB Opinion 25, because the exercise price of the Company's stock options equals the market price of the underlying stock on the date of grant, no compensation cost is recognized.

         FASB Statement 123, "Accounting for Stock-Based Compensation", requires the Company provide pro forma information regarding net income and earnings per share as if compensation cost for the Company's stock option plans had been determined in accordance with the fair market value based method prescribed in FASB Statement 123. The Company estimates the fair value of each stock option at the grant date by using the Black-Scholes option-pricing model with the following weighted-average assumptions used for grants in 1995 and 1996, respectively: no dividends paid for both years; expected volatility of 30% for both years; risk-free interest rates of 6.78% and 6.42%; and expected lives of 4 and 5 years.

         Under the accounting provisions of FASB Statement 123, the Company's net loss per share would have been adjusted to the pro forma amounts indicated below:


                                                  1996              1995
                                                  ----              ----
Net Loss

   As reported                                    (288)             (308)
   Pro forma                                      (304)             (310)
 Primary earnings per share

   As reported                                   (0.03)            (0.03)
   Pro forma                                     (0.03)            (0.03)

Fully diluted earnings per share

   As reported                                   (0.03)            (0.03)
   Pro forma                                     (0.03)            (0.03)


                                       Options Outstanding                                          Options Exercisable
                              --------------------------------                             --------------------------------
                                                       Weighted-
                                                        Average            Weighted-                                Weighted-
                                    Number             Remaining            Average              Number              Average
         Range of                Outstanding          Contractual           Exercise          Exercisable           Exercise
      Exercise Prices            at 12/31/96             Life                Price            at 12/31/96            Prices
      ---------------            -----------             ----                -----            -----------            ------

     $0.50 to $1.00          18,752,187                3 years               $0.75             6,752,187             $0.50


Twelve million of the eighteen million options and warrants granted in 1994 are contingently exercisable pending the occurrence of certain future events. These events include the Company acquiring any business with annual revenues in the year immediately prior to such acquisition of at least $25 million dollars. The occurrence of this event as well as certain other events will constitute the measurement date for those options and the Company will recognize as compensation the difference between measurement date price and the granted price.

10 - Significant Customer

Sales to a customer accounted for approximately 21%, 25% and 22% for years ended December 31, 1996, 1995 and 1994, respectively. This customer accounted for approximately 14%, 21% and 15 % of accounts receivable on December 31, 1996, 1995 and 1994, respectively.

11 - Supplementary Information

STATEMENTS OF CASH FLOWS

                                                  YEARS ENDED DECEMBER 31

                                    1996              1995                1994
                                    ----              ----                ----

Cash paid during the year for:

   Interest                         $252               $278               $264
   Income taxes                        1                 12                 78





Supplemental disclosure of non-cash financing activities:

DECEMBER 31, 1996 and 1995

Accounts payable and operating loss were both reduced by approximately $106,000 and $380,000 for December 31, 1996 and 1995, respectively relating to an adjustment to the value of certain items which relate to the Company's 1991 Restructuring.

                     THE LEHIGH GROUP INC. AND SUBSIDIARIES

                        Valuation and Qualifying Accounts
                  Years Ended December 31, 1996, 1995 and 1994

                          (Dollar Amounts in Thousands)


                                                   Balance at     Charged to
                                                  Beginning of     Costs and     Charged to       Other Charges    Balance at End
   Dec. 31,                 Description               Year         Expenses    Other Accounts     Add (Deduct)         of Year
------------------------------------------------------------------------------------------------------------------------------------
     1996    Allowance for doubtful accounts          $174             38              --               206              $342
             Inventory obsolescence reserve           $158             --              33                50              $175

     1995    Allowance for doubtful accounts          $275             --              --             (101)              $174
             Inventory obsolescence reserve           $158             --              --                                $158

     1994    Allowance for doubtful accounts          $300             --              --              (25)              $275
             Inventory obsolescence reserve           $158             --              --               --               $158

                     THE LEHIGH GROUP INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

THREE MONTHS ENDED MARCH 31,                               1997           1996
--------------------------------------------------------------------------------

Revenues earned                                    $      2,525    $      3,120

Cost of revenues earned                                   1,605           2,203
                                                   ------------    ------------
  Gross profit                                              920             917

Selling, general and administrative expenses                845             994
                                                   ------------    ------------
  Operating income (loss)                                    75             (77)

Other income (expense):

  Interest expense                                         (119)           (107)
  Interest and other income                                   6               3
  Amortization of deferred finance                           (7)           --
                                                   ------------    ------------
                                                           (120)           (104)

Loss before income taxes                                    (45)           (181)
                                                   ------------    ------------


  Net Loss                                         $        (45)   $       (181)
                                                   ============    ============

Loss per share-Primary and Fully Diluted

  Net Loss                                         $      (0.01)   $      (0.02)


Weighted average Common Shares
 and share equivalents outstanding

 Primary and Fully diluted                           10,891,333      10,339,250
                                                   ============    ============


The accompanying notes to consolidated financial statements are an integral part of these statements.

                     THE LEHIGH GROUP INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

                                                 March 31,          December 31,
                                                   1997                  1996
                                                 ---------          ------------
                                                (Unaudited)           (Audited)

ASSETS

CURRENT ASSETS:

Cash and cash equivalents                           $  586             $  471
Accounts receivable, net of
 allowance for doubtful
 accounts of $342 and $342                           4,051              3,581
Inventories, net                                     1,421              1,215
Prepaid expenses and other current assets              179                279
                                                    ------             ------

     Total current assets                            6,237              5,546

Property, plant and equipment, net of
 accumulated depreciation and

  amortization                                          51                 50


Other assets                                            29                 29
                                                    ------             ------

       Total assets                                 $6,317             $5,625
                                                    ======             ======


The accompanying notes to consolidated financial statements are an integral part of these balance sheets.

                     THE LEHIGH GROUP INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

                                                      March 31,    December 31,
                                                        1997            1996
                                                      ---------    ------------
                                                     (Unaudited)    (Audited)

LIABILITIES AND
  SHAREHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:

Current maturities of long-term debt                    $     390     $     390
Accounts payable                                            1,394           954
Accrued expenses and other liabilities                      1,612         1,642
                                                        ---------     ---------

        Total current liabilities                           3,396         2,986
                                                        ---------     ---------

Long-term debt, net of current maturities                   2,752         2,725
                                                        ---------     ---------


Commitments and contingencies                                --            --

Preferred stock, par value $.001;
 authorized 5,000,000
 shares none issued

Common stock, par value $.001
  authorized shares 100,000,000,
  in 1996 and 1995; shares issued
  10,339,250 in 1996 and 1995
  which excludes 3,016,249 shares
  held as treasury stock in 1996 and 1995,
  respectively                                                 12            11
Additional paid-in capital                                106,893       106,594
Accumulated deficit from January 1, 1986                 (105,082)     (105,037)
Treasury stock - at cost                                   (1,654)       (1,654)
                                                        ---------     ---------
        Total shareholders' equity (deficit)                  169           (86)
                                                        ---------     ---------

        TOTAL LIABILITIES AND
         SHAREHOLDERS' EQUITY (DEFICIT)                 $   6,317     $   5,625
                                                        =========     =========


The accompanying notes to consolidated financial statements are an integral part of these balance sheets.

                     THE LEHIGH GROUP INC. AND SUBSIDIARIES
                        CONSOLIDATED STATEMENT OF CHANGES
                        IN SHAREHOLDERS' EQUITY (DEFICIT)
                                   (UNAUDITED)
                                 (IN THOUSANDS)

                                                         Additional        Accumulated         Treasury
                                            Common        Paid in          Deficit From         Stock
                                            Stock         Capital          Jan. 1, 1986        At Cost           Total
                                          --------       --------         ------------         -------          -------


Balance January 1, 1996                 $      11        $ 106,594        $(104,749)        $  (1,654)        $     202


Net loss                                     --               --               (181)             --                (181)



Balance March 31, 1996                  $      11        $ 106,594        $(104,930)        $  (1,654)        $      21
                                        =========        =========        =========         =========         =========




Balance January 1, 1997                 $      11        $ 106,594        $(105,037)        $  (1,654)        $     (86)


Debenture Conversion                    $       1              299             --                --                 300


Net loss                                     --               --                (45)             --                 (45)



Balance March 31, 1997                  $      12        $ 106,893        $(105,082)        $  (1,654)        $     169
                                        =========        =========        =========         =========         =========





The accompanying notes to consolidated financial statements are an integral part of these statements.

                     THE LEHIGH GROUP INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)

THREE MONTHS ENDED MARCH 31,                                                         1997                    1996
------------------------------------------------------------------------------------------------------------------
                                                                                            (in thousands)
Cash flows from operating activities:

  Net loss                                                                           $ (45)               $(181)
Adjustments to reconcile net loss to net
    cash used in operating activities:

  Depreciation and amortization                                                          1                   11
  Changes in assets and liabilities:
     Accounts Receivable                                                              (470)                 (15)
     Inventories-net                                                                  (206)                  21
     Prepaid and other current assets                                                  100                  (21)
     Accounts payable                                                                  440                   77
     Accrued expenses                                                                  (30)                  74
                                                                                     -----                -----

     Net cash used in operating activities                                            (210)                 (34)
                                                                                     -----                -----

Cash flows from investing activities:

  Capital expenditures                                                                --                   --

     Net cash provided by (used in) investing activities                                (2)                  (1)
                                                                                     -----                -----

Cash flows from financing activities:

  Net borrowings from C.I.T. Revolver                                                  327                 --
  Net payments under bank debt                                                        --                    (90)
  Repayment of Capital leases                                                         --                     (4)
  Convertible Debenture                                                               --                    300
     Net cash provided by (used in) financing activities                               327                  206
                                                                                     -----                -----

Net changes in cash                                                                    115                  171
Cash at beginning of period                                                            471                  347
                                                                                     -----                -----

Cash at end of period                                                                $ 586                $ 518
                                                                                     =====                =====





The accompanying notes to consolidated financial statements are an integral part of these statements.

THE LEHIGH GROUP INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BASIS OF PRESENTATION

The financial information for the three months ended March 31, 1997 and 1996 is unaudited. However, the information reflects all adjustments (consisting solely of normal recurring adjustments) which are, in the opinion of management, necessary for the fair statement of results for the interim periods.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. These consolidated financial statements should be read in conjunction with the consolidated financial statements and related notes included in the Company's December 31, 1996 Report on Form 10-K.

The results of operations for the three month period ended March 31, 1997 are not necessarily indicative of the results to be expected for the full year.

Loss per common share is calculated by dividing net loss by the weighted average number of common shares and share equivalents outstanding. For the periods presented, there were no common stock equivalents included in the calculation, since they would be antidilutive.

2.   SUPPLEMENTARY SCHEDULE

                                                          1997            1996
                                                          ----            ----
                                                             (in thousands)

Statement of cash flows
 Three months ended March 31,

Cash paid during the three months for:

 Interest                                                   $ 76          $ 64
 Income taxes                                                  1             4


Supplemental disclosure of non-cash financing activities:

On February 7, 1997, First Medical Corporation elected to convert the debenture into 937,500 shares of the Company's common stock.

                     PRO FORMA COMBINED FINANCIAL STATEMENTS

                                  INTRODUCTION

The pro forma data presented in the pro forma combined financial statements are included in order to illustrate the effect on the financial statements of Lehigh and FMC of the transactions described below. The pro forma information is based on the historical financial statements of FMC and Lehigh.

The pro forma combined balance sheet data at December 31, 1996 gives effect to the reverse acquisition of Lehigh by FMC. The adjustments are presented as if, at such date, FMC had acquired Lehigh (which is expected to be finalized during the second quarter 1997).

In the opinion of management, all adjustments have been made that are necessary to present fairly the pro forma data.

The pro forma combined financial statements should be read in conjunction with the audited consolidated financial statements and the notes thereto of FMC and the audited consolidated financial statements and Notes thereto of Lehigh appearing elsewhere in this document. The pro forma combined statement of operations data are not necessarily indicative of the results that would have been reported had such events actually occurred on the date specified, nor are they indicative of the companies' future results. There can be no assurance that the Lehigh reverse acquisition by FMC will be consummated.

      FIRST MEDICAL CORPORATION AND SUBSIDIARIES AND LEHIGH GROUP INC. AND

                                  SUBSIDIARIES

                        PRO FORMA COMBINED BALANCE SHEET

                                DECEMBER 31, 1996

                                   (unaudited)
                                 (in thousands)

                                                                                                               COMBINED
                                              FMC        Lehigh                Adjustments                     PROFORMA

ASSETS                                                                (1)          (2)         (3)
Current assets:
Cash                                              $63         $471          --          --       $4,625            5,159
 Accounts receivable, net                         537        3,581          --          --           --            4,118
Humana IBNR receivable and claims reserve funds 7,308                       --          --           --            7,308
Due from affiliates and related parties, net      462                       --          --           --              462
Inventories                                         -        1,215          --          --           --            1,215
Prepaid assets                                    179          279          --          --           --              458
                                          --------------------------------------------------------------     ------------
     Total current assets                       8,549        5,546          --          --        4,625           18,720

Property and equipment, net                       400           50                                                   450
Goodwill related to Lehigh Group                   --           --       2,200          --           --            2,200
Other intangible assets, net                    2,865           --          --          --           --            2,865
Other assets                                      638           29          --          --           --              667
                                          --------------------------------------------------------------     ------------
     TOTAL                                    $12,452       $5,625      $2,200       $  --       $4,625           24,902
                                          ==============================================================     ============

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current liabilities:


Convertible Debenture                              --         $300       (300)          --           --               --
Accounts payable and accrued expenses          $2,037        2,596          --          --           --           $4,633
 Accrued medical claims                         6,070           --          --          --           --            6,071
Current portion of long-term obligations           --           90          --          --           --               90
Corporate Deposits                                806           --          --          --           --              806
Loan payable to Humana                             98           --          --          --           --               98
Loans payable to banks                            750           --          --          --           --              750
Obligations to certain  stockholders              422           --          --          --           --              422
Deferred income taxes                             113           --          --          --           --              113
 Other liabilities                                300           --          --          --           --              300
                                          --------------------------------------------------------------     ------------
     Total current liabilities                 10,596        2,986       (300)          --           --           13,772

Other long-term liabilities                       277        2,725          --          --           --            3,002
 Obligations to certain  stockholders,            747                                              (375)             372
 net of current portion
Minority Interest                                  --          --           --          --        1,000            1,000
Stockholders' equity (deficit):

Preferred stock                                                                                                        -
Common stock                                       --           11        (11)          --           --               --
Additional paid in capital                        380      106,594   (104,033)          --        4,000            6,941
Retained earnings (deficit)                       452    (105,037)     106,544     (1,654)           --              305
Treasury stock, at cost                            --      (1,654)          --       1,654           --               --
                                          --------------------------------------------------------------     ------------
     Total stockholders' equity (deficit)         832         (86)       2,500          --        4,000            7,246


                                          --------------------------------------------------------------     ------------
     TOTAL                                    $12,452       $5,625      $2,200       $  --       $4,625          $24,902
                                          ==============================================================     ============

Adjustments


(1) To record the conversion of Lehigh note payable to FMC by issuing additional shares to FMC prior to the consummation of the merger and to record the issuance of shares of FMC for the reverse acquisition and the resulting goodwill on the issuance of 10,000,000 shares at approximately $.25 per share.


(2)      To retire Lehigh's treasury stock.


(3) To record GDS's capital contribution of $5 million net of $375 previously provided by GDS, of which $4 million will be contributed as capital to FMC for shares which upon conversion will represent 22.7% of the ownership of the combined entity. The balance of $1 million was contributed as equity to a subsidiary which FMC has a 51% ownership interest. FMC will issue the following securities to GDS:

         1. 10% of FMC Common Stock, which will automatically be exchanged in the Merger for 1,127,675 shares of Lehigh Common Stock and 103.7461 shares of Lehigh Preferred Stock.

         2. Shares of FMC's 9% Series A Convertible Preferred convertible into 10% of FMC Common Stock; each such share will be convertible into one share of FMC Common Stock. Following the Merger, this class of preferred stock will remain outstanding as a security of FMC: however, it will be convertible in accordance with its terms into the same Merger consideration as all other shares of FMC Common Stock. Consequently, when and if GDS decides to convert its shares of FMC's 9% Series A Convertible Preferred Stock, GDS will receive 1,127,675 shares of Lehigh Common Stock and 103.7461 shares of Lehigh Preferred Stock. Together with the shares issued in step 1 above, these shares will give GDS a total of approximately 22.7% ownership interest and voting power of Lehigh.


         3. A 49% common stock interest in FMC Healthcare Services, Inc. (formerly WHEN, Inc.) ("FMC Healthcare"). This subsidiary of FMC will engage in the business of providing management, consulting and financial services to troubled not-for-profit hospitals and other health care providers.

         The purchase price of the common and preferred stock of FMC to be acquired under steps 1. and 2. above is $4 million. The purchase price for a 49% ownership interest in FMC Healthcare to be acquired under step 3. above is $1 million.

         4. Until the fifth anniversary of the Merger, GDS will have the option to increase its ownership interest in Lehigh to 51%, at a price equal to 110% of the average 30-day trailing market price. This increase in ownership would occur through the issuance of new stock by Lehigh; as a result, all other stockholders' ownership interests would be diluted and GDS would gain control of Lehigh.

         5. In addition to the foregoing option to acquire control of Lehigh, GDS has the option to increase its ownership interest in FMC Healthcare to 52%, also through the issuance of new stock. This option may be exercised from the second to the fifth anniversary of the Merger, upon payment of (i) $3 million cash, or (ii) the shares of Lehigh Common Stock and Lehigh Preferred Stock issued to GDS in the Merger under step
         1. above. Furthermore, upon the exercise of this option GDS has the option to acquire all of the remaining equity in FMC Healthcare at the "fair market price" as determined by an independent investment banker.

         6. Alternatively, until the third anniversary of the Merger, GDS can "put" to FMC its 49% ownership interest in FMC Healthcare for (i) $1 million, plus (ii) the "fair market value" of that investment as determined by an independent investment banker.

         7. GDS also has the option to acquire 52% of the common stock of American Medical Clinics Development Corporation, an Irish corporation which is a subsidiary of FMC ("AMCDC"). AMCDC is engaged in the business of managing health care facilities in Eastern Europe.

         The $5 million proceeds to be received from GDS at the Effective Time of the Merger can only be utilized to purchase capital assets to be used in the business of FMC Healthcare and/or AMCDC.

         In the event GDS exercises its option under step 5. above to increase its ownership interest in FMC Healthcare to 52%, then FMC Healthcare will be obligated to enter into a two year management agreement with Lehigh or its designee, for a fee that will be based on the cost of management plus a reasonable success fee to be determined by Lehigh and GDS.

         In conjunction with the Subscription Agreement, as of the Effective Time of the Merger FMC and GDS agreed to terminate various pre-existing loan and option arrangements. In consideration for those terminations, GDS will acquire approximately 500 shares of FMC Common Stock.

      FIRST MEDICAL CORPORATION AND SUBSIDIARIES AND LEHIGH GROUP INC. AND
             SUBSIDIARIES PRO FORMA COMBINED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                   (unaudited)

            (unaudited in thousands except share and per share data)

                                                                                                        Combined
                                             FMC             Lehigh       Adjustments(1)                PROFORMA

Revenue                                   $53,014           $10,446               --                     $63,460

Medical expenses                           43,526                --               --                      43,526
Cost of Sales                                  --             7,134               --                       7,134
                                     ----------------------------------------------------------------------------------
     Gross profit                           9,488             3,312               --                      12,800

 Selling, general and administrative
   expense                                  8,568             3,874               --                      12,442
                                     ----------------------------------------------------------------------------------
    Operating income(loss)                    920              (562)              --                         358

Other income (expense):
    Interest expense                         (55)             (471)               --                        (526)
    Other income                               --               113               --                         113
    Preopening and development costs           --                --               --                          --
                                            -----              ----            -----                       -----
                                             (55)             (358)                                         (413)
 Amortization of goodwill - Lehigh                                             (147)                        (147)

Income (loss) before taxes dicontinued
    operations and extraordinary item        865              (920)            (147)                        (202)
Provision for income taxes                   413                --               --                          413
                                     ----------------------------------------------------------------------------------

Income (loss) before discontinued
         operations and extraordinary item    452             (920)            (147)                        (615)
Income from discontinued operations            --               250               --                          250
                                     ----------------------------------------------------------------------------------
 Income (loss) before extraordinary item      452             (670)            (147)                         (365)

 Extraordinary item-gain on early
         extinguishment of debt                --              382               --                           382
                                     ----------------------------------------------------------------------------------

Net income (loss)                            $452            $(288)           $(147)                          $17

Net income per share                                                                                        $.001

Weighted average number of shares
         outstanding after consummation
         of the Merger                                                                                237,000,000


1. To amortize the goodwill on the FMC and Lehigh acquisition over a period of 15 years.

                                   Appendix A



                AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER

THIS AMENDED AND RESTATED AGREEMENT made and entered into as of the 29th day of October 1996, by and among The Lehigh Group Inc., a Delaware corporation ("Lehigh"), Lehigh Management Corp., a Delaware corporation and a wholly-owned subsidiary of Lehigh ("Newco") and First Medical Corporation, a Delaware corporation ("FMC"). Unless the context indicates otherwise, all references herein to Lehigh or FMC refer to Lehigh and FMC and their respective wholly owned subsidiaries.

                          W I T N E S S E T H  T H A T:

                                R E C I T A L S:

     (A) Lehigh has recently organized Newco for the purpose of merging with and into FMC on the terms and conditions set forth herein and with the effect that, as a result thereof, the present stockholders of Lehigh will upon consummation of the Merger hold four percent of the total equity of Lehigh on a fully diluted basis.

     (B) Simultaneously with the execution and delivery of this Agreement, FMC is lending to Lehigh the sum of $300,000 and, in evidence thereof, Lehigh is delivering to FMC a debenture in the form annexed hereto as Exhibit A.

     (C) It is intended that the transactions contemplated by this Agreement shall constitute a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements and the benefits to be realized by each of the parties, the parties hereto agree as follows:

     1. THE MERGER

     (a) On the Closing Date, Newco shall be merged with and into FMC (the "Merger") in accordance with the provisions of the General Corporation Law of the State of Delaware (the "DGCL"). FMC shall be the surviving corporation of the Merger, shall be a wholly-owned subsidiary of Lehigh and shall continue to be governed by the laws of Delaware. Immediately prior to the Effective Time (as hereinafter defined) there shall be filed with the Delaware Secretary of State an amendment to the Certificate of Incorporation of Lehigh providing for "blank check" preferred stock and a Certificate of Designation establishing a series of 1,037,461 shares of preferred stock to be designated the Series A Convertible Preferred Stock, $.001 par value, of Lehigh (the "Lehigh Preferred Stock"), each share of which shall be convertible at any time by the holder thereof into 250 shares of the common stock, $.001 par value, of Lehigh (the "Lehigh Common Stock") and each share of which shall be entitled to 250 votes, voting together with the Lehigh Common Stock, on all matters subject to the vote of stockholders. Upon the effectiveness of the Merger, and by virtue thereof without any further action by Lehigh, FMC or any of their stockholders: (i) any and all shares of the Lehigh Common Stock held by

FMC immediately prior to the Effective Time shall be cancelled; (ii) each other share of the Lehigh Common Stock issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding; and (iii) each share of common stock, $.01 par value, of FMC (the "FMC Common Stock") shall cease to be outstanding and shall be converted into (A) 1,127.675 shares of Lehigh Common Stock and (B) 103.7461 shares of Lehigh Preferred Stock.

     (b) Certificates representing shares of FMC Common Stock shall be exchanged for certificates of Lehigh Common Stock and Lehigh Preferred Stock as follows:

          (i) After the Effective Time, certificates evidencing outstanding shares of FMC Common Stock shall evidence the right of the holder thereof to receive certificates representing 1,127.675 shares of Lehigh Common Stock and 103.7461 shares of Lehigh Preferred Stock for each share of FMC Common Stock. Each holder of FMC Common Stock, upon surrender of the certificates which prior thereto represented shares of FMC Common stock, to a trust company to be designated by Lehigh which shall act as the exchange agent (the "Exchange Agent") for such stockholders to effect the exchange of certificates on their behalf, shall be entitled upon such surrender to receive in exchange therefor a certificate or certificates representing the number of whole shares of Lehigh Common Stock and Lehigh Preferred Stock into which the shares of FMC Common Stock theretofore represented by the certificate or certificates so surrendered shall have been converted. Until so surrendered, each such outstanding certificate for shares of FMC Common Stock shall be deemed, for all corporate purposes including voting rights, subject to the further provisions of this Section 1(b), to evidence the ownership of the whole shares of Lehigh Common Stock and Lehigh Preferred Stock into which such shares have been converted.

          (ii) No certificate representing a fraction of Lehigh Common Stock or Lehigh Preferred Stock will be issued and no right to vote or receive any distribution or any other right of a stockholder shall attach to any fractional interest of Lehigh Common Stock or Lehigh Preferred Stock to which any holder of shares of FMC Common Stock would otherwise be entitled hereunder.

          (iii) If any certificate for whole shares of Lehigh Common Stock or Lehigh Preferred Stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of the issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise be in proper form for transfer and that the person requesting such exchange pay to the Exchange Agent any transfer or other taxes required by reason of the issuance of certificates for shares of Lehigh Common Stock or Lehigh Preferred Stock in any name other than that of the registered holder of the certificate surrendered.

          (iv) At the Effective Time, all shares of FMC Common Stock which shall then be held in its treasury, if any, shall cease to exist, and all certificates representing such shares shall be cancelled.

     (c) Lehigh and FMC shall each submit this Agreement to its stockholders for approval in accordance with the DGCL, at an annual or special meeting of the stockholders (the "Meeting") called and held on a date to be fixed by their respective Boards of Directors and shall use their best efforts to hold such meeting on or before May 15, 1997 or as soon thereafter as practical.

     (d) Lehigh and FMC shall each use its best efforts to obtain the affirmative vote of stockholders required to approve this Agreement and the transactions contemplated hereby, and will recommend to their respective stockholders the approval of the Merger, subject however, in the case of each company's Board of Directors, to its fiduciary obligation to stockholders. Lehigh shall mail to all of its stockholders entitled to vote at and receive notice of such meeting the material required in accordance with the Registration Statement and Prospectus provisions specified in paragraph 9 hereof.

     (e) On or before the date of the Meeting, the Board of Directors of Newco shall duly approve this Agreement and Lehigh, as sole stockholder of Newco, shall duly approve this Agreement and the transactions contemplated hereby.

     (f) Following the approval of the Merger by the stockholders of Lehigh, Newco and FMC, a Certificate of Merger containing the information required by applicable law shall be executed by the appropriate officers of FMC and Newco.

     (g) Notwithstanding any other provision of this Agreement to the contrary, if Lehigh receives a proposal for a business combination with any other party which is more favorable to Lehigh or its stockholders than the terms set forth in this Agreement (an "Alternate Proposal") at any time prior to consummation of the Merger, Lehigh shall be entitled to pursue and/or consummate such transaction free of any obligation to FMC under or pursuant to this Agreement except for those obligations set forth in Section 17 hereof.

     2. CLOSING; EFFECTIVE TIME

     (a) The closing of all the transactions contemplated hereby (herein called the "Closing" or the "Closing Date") shall occur at a date and place mutually agreed between the parties and on a date within fifteen (15) business days after all of the of the conditions described in paragraphs 14 and 15 hereof have been satisfied or, to the extent permitted by paragraph 16(c) hereof, their satisfaction has been waived. Lehigh, Newco and FMC will use their best efforts to obtain the approvals specified in paragraph 8 hereof and any other of the consents, waivers, or approvals necessary or desirable to accomplish the transactions contemplated by this Agreement. All documents required to be delivered by each of the parties hereto shall be duly delivered to the respective recipient thereof at or prior to the Closing. Without the consent of FMC and Lehigh to extend such date, the Closing Date shall be no later than June 30, 1997, and if it is delayed beyond said date, or extended date, then either party shall have the right to terminate this Agreement upon notice to that effect.

     (b) At the Closing, Lehigh, Newco and FMC shall jointly direct that the Certificate of Merger be duly filed, and in accordance with such direction it shall be filed, in the Offices of the Secretary of State of Delaware so that the Merger shall be effective on the Closing Date. The time at which the Merger becomes effective is referred to herein as the "Effective Time."

     3. LISTING

     At a time mutually agreed to by Lehigh and FMC, but in no event later than the date following the approval of stockholders of both Lehigh and FMC, Lehigh agrees, at its expense, to apply for and use its best efforts to obtain additional listings on the New York Stock Exchange, subject to notice of issuance, of the shares of Lehigh Common Stock to be delivered to FMC stockholders in the Merger. FMC agrees to render assistance to Lehigh in obtaining such listing, including the furnishing of such financial statements as Lehigh may reasonably request.

     4. INVESTIGATION BY THE PARTIES

     Lehigh and FMC acknowledge that they have made or caused to be made such investigation of the properties of the other and its subsidiaries and of its financial and legal condition as the party making such investigation deems necessary or advisable to familiarize itself with such properties and other matters. Lehigh and FMC each agree that if matters come to the attention of either party requiring additional due diligence, each agrees to permit the other and its authorized agents or representatives to have, after the date of execution hereof, full access to its premises and to all of its books and records at reasonable hours, and its subsidiaries and officers will furnish the party making such investigation with such financial and operating data and other information with respect to the business and properties of it and its subsidiaries as the party making such investigation shall from time to time reasonably request. No investigation by Lehigh or FMC shall affect the representations and warranties of the other and each such representation and warranty shall survive any such investigation. Each party further agrees that in the event the transactions contemplated by this Agreement shall not be consummated, it and its officers, employees, accountants, attorneys, engineers, authorized agents and other representatives will not disclose or make available to any other person or use for any purpose unrelated to the consummation of this Agreement any information, whether written or oral, with respect to the other party and its subsidiaries or their business which it obtained pursuant to this Agreement. Such information shall remain the property of the party providing it and shall not be reproduced or copied without the consent of such party. In the event that the transactions contemplated by this Agreement shall not be consummated, all such written information shall be returned to the party providing it.

     5. "AFFILIATES" OF FMC

     Each stockholder of FMC who is, in the opinion of counsel to Lehigh, deemed to be an "affiliate" of FMC as such term is defined in the rules and regulations of the Securities and Exchange Commission under the Securities Act of 1933, as amended (hereinafter called the "1933 Act"), is listed on a Schedule to be delivered to Lehigh within 20 days hereof, and will be informed by FMC that: (i) absent an applicable exemption under the 1933 Act, the shares of Lehigh Common Stock to be received by such "affiliate" and owned beneficially on consummation of the transactions contemplated hereunder may be offered and sold by him only pursuant to an effective registration statement under the 1933 Act or pursuant to the provisions of paragraph (d) of Rule 145 promulgated under the 1933 Act;
(ii) Rule 145 restricts the amount and method of subsequent dispositions by such "affiliate" of such shares and (iii) a continuity of interests by the "affiliate" must be maintained. Prior to the Closing Date, FMC agrees to obtain from each "affiliate" an agreement to the effect that such affiliate will not publicly sell any of such shares unless a registration statement under the 1933 Act with respect thereto is then in effect, or such disposition complies with paragraph (d) of Rule 145 promulgated under the 1933 Act, or counsel satisfactory to Lehigh has delivered a written opinion to Lehigh and to such "affiliate" that registration under the 1933 Act is not required in connection with such disposition.

     6. STATE SECURITIES LAWS

     Lehigh will take such steps as may be necessary to comply with any state securities or so-called Blue Sky laws applicable to the actions to be taken in connection with the Merger and the delivery by Lehigh to FMC stockholders of the shares of Lehigh Common Stock and Lehigh Preferred Stock to be delivered pursuant to this Agreement. Costs and expenses of any such Blue-Sky qualifications shall be borne by Lehigh.

     7. CONDUCT OF BUSINESS PENDING THE CLOSING

     From the date hereof, to and including the Closing Date, except as may be first approved by the other Party or as is otherwise permitted or contemplated by this Agreement:

          (i) Lehigh and FMC shall each conduct their business only in the usual and ordinary course;

          (ii) neither Lehigh or FMC shall make any change in its authorized or outstanding capitalization;

          (iii) Except as set forth on their respective Disclosure Schedules annexed to this Agreement neither Lehigh or FMC shall authorize for issuance or issue or enter any agreement or commitment for the issuance of shares of capital stock;

          (iv) neither Lehigh or FMC shall create or grant any rights or elections to purchase stock under any employee stock bonus, thrift or purchase plan or otherwise;

          (v)  neither  Lehigh  or  FMC  shall  amend  their   Certificates   of
     Incorporation or Bylaws unless deemed to be reasonably necessary to consummate the transaction contemplated herein and upon prior notice thereof to each other;

          (vi) Neither Lehigh or FMC shall make any modification in their employee benefit programs or in their present policies in regard to the payment of salaries or compensation to their personnel and no increase shall be made in the compensation of their personnel, except in the ordinary course of business;

          (vii) Neither Lehigh or FMC shall make any contract, commitment, sale or purchase of assets or incur debt, except in the ordinary course of business;

          (viii) Lehigh and FMC will use all reasonable and proper efforts to preserve their respective business organizations intact, to keep available the services of their present employees and to maintain satisfactory relationships with suppliers, customers, regulatory agencies, and others having business relations with it;

          (ix) Neither Lehigh or FMC shall create or implement a profit sharing plan; and,

          (x) The Board of Directors of Lehigh and FMC will not declare any dividends on, or otherwise make any distribution in respect of, their outstanding shares of capital stock.

     8. EFFORTS TO OBTAIN APPROVALS AND CONSENTS

     FMC and Lehigh will use all reasonable and proper efforts to obtain, where required, the approval and consent (i) of any governmental authorities having jurisdiction over the transactions contemplated in this Agreement, and (ii) of such other persons whose consent to the transactions contemplated by this Agreement is required.

     9. PROXY STATEMENT AND REGISTRATION STATEMENT

     (a) FMC and Lehigh agree that they shall cooperate in the preparation of and the filing with the Securities and Exchange Commission by Lehigh of a proxy statement/prospectus (the "Proxy Statement") in accordance with the Securities Exchange Act of 1934 (the "1934 Act") and the applicable rules and regulations thereunder, to be included in the registration statement of Lehigh referred to below and (ii) the filing with the Securities and Exchange Commission, by Lehigh, of a registration statement on Form S-4 or such other Form as may be appropriate (the "Registration Statement"), including the Lehigh Proxy Statement, in accordance with the Securities Act of 1933 (the "1933 Act") and the applicable rules and regulations thereunder covering the shares of Lehigh Common Stock and Lehigh Preferred Stock to be issued pursuant to this Agreement and the shares of Lehigh Common Stock issuable upon conversion of the Lehigh Preferred Stock. Lehigh and FMC thereafter shall use all reasonable efforts to cause the Registration Statement to become effective under the 1933 Act at the earliest practicable date, and shall take such actions as may reasonably be required under applicable state securities laws to permit the transactions contemplated by this Agreement. Lehigh shall advise FMC promptly when the Registration Statement has become effective, and Lehigh shall thereupon send a Proxy Statement to its stockholders for purposes of the Meeting contemplated by this Agreement. The Proxy Statement shall be mailed not less than 20 days prior to such meeting to all stockholders of record at their address of record on the transfer records of Lehigh. Each party shall bear their respective out of pocket expenses, and expenses related to preparing documents, financial statements, schedules, exhibits, and like materials for inclusion in the Registration Statement. Lehigh shall be responsible for the expenses of filing the Registration Statement.

     (b) Subject to the conditions set forth below, the parties agree to indemnify and hold harmless each other, their respective officers, directors, partners, employees, agents and counsel against any and all loss, liability, claim, damage, and expense whatsoever (which shall include, for all purposes of this Section 9, but not be limited to, attorneys' fees and any and all expense whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation) as and when incurred arising out of, based upon, or in connection with (i) any untrue statement or alleged untrue statement of a material fact made by the party against whom indemnification is sought and contained (1) in any Prospectus/Proxy Statement, the Registration Statement, or Proxy Statement (as from time to time amended and supplemented) or any amendment or supplement thereto; or (2) in any application or other document or communication (in this Section 9 collectively called an "application") executed by or on behalf of either party or based upon written information filed in any jurisdiction in order to qualify the shares of Lehigh Common Stock and Lehigh Preferred Stock to be issued in connection with the Merger and the shares of Lehigh Common Stock issuable upon conversion of the Lehigh Preferred Stock under the "Blue Sky" or securities laws thereof or filed with the Securities and Exchange Commission or any securities exchange; or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; unless such statement or omission was made in reliance upon and in conformity with written information furnished to the indemnifying party from the party seeking indemnification expressly for inclusion in any Prospectus/Proxy Statement, the Registration Statement, or Proxy Statement, or any amendment or supplement thereto, or in any application, as the case may be, or (ii) any breach of representation, warranty, covenant, or agreement contained in this Agreement. The foregoing agreement to indemnify shall be in addition to any liability each party may otherwise have, including liabilities arising under this Agreement. If any action is brought against either party or any of its officers, directors, partners, employees, agents, or counsel ( an "indemnified party") in respect of which indemnity may be sought pursuant to the foregoing paragraph, such indemnified party or parties shall promptly notify the other party (the "indemnifying party") in writing of the institution of such action (but the failure to so notify shall not relieve the indemnifying party from any liability it may have other than pursuant to this Paragraph 9(b)) and the indemnifying party shall promptly assume the defense of such action, including the employment of counsel and payment of expenses (satisfactory to such indemnified party or parties). Such indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action or the indemnifying party shall not have promptly employed counsel satisfactory to such indemnified party or parties to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be one or more legal defenses available to it or them or to other indemnified parties which are different from or additional to those available to the other party in any of which events such fees and expenses shall be borne by the indemnifying party and the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties. Anything in this paragraph to the contrary notwithstanding, the indemnifying party shall not be liable for any settlement of any such claim or action effected without its written consent.

     10. COOPERATION BETWEEN PARTIES

     FMC and Lehigh shall fully cooperate with each other and with their respective counsel and accountants in connection with any steps required to be taken as part of their obligations under this Agreement, including the preparation of financial statements and the supplying of information in connection with the preparation of the Registration Statement and the Proxy Statement.

     11. REPRESENTATIONS OF LEHIGH

     Lehigh represents, warrants and agrees that:

     (a) Lehigh is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and it subsidiaries are duly organized, validly existing and in good standing under the laws of the jurisdiction pursuant to which they were incorporated. Lehigh and its subsidiaries have the corporate power and any necessary governmental authority to own or lease their properties now owned or leased and to carry on their business as now being conducted. Lehigh and its subsidiaries are duly qualified to do business and in good standing in every jurisdiction in which the nature of their business or the character of their properties makes such qualification necessary.

     (b) As of the date hereof, the authorized capital stock of Lehigh consists of 100,000,000 shares of Lehigh Common Stock, of which 11,276,250 shares are issued and outstanding, and 5,000,000 shares of preferred stock, $.001 par value, none of which is issued and outstanding. As of the date hereof, there are options and warrants outstanding to purchase 18,697,187 shares of Lehigh Common Stock. The outstanding capital stock of Lehigh and its subsidiaries has been duly authorized and issued and is fully paid and nonassessable. Except for the foregoing, Lehigh and its subsidiaries have no commitment to issue, nor will they issue, any shares of their capital stock or any securities or obligations convertible into or exchangeable for, or give any person any right to acquire from Lehigh or its subsidiaries, any shares of Lehigh's or it subsidiaries' capital stock. Lehigh owns all of the issued and outstanding capital stock of Newco.

     (c) The shares of Lehigh Common Stock and Lehigh Preferred Stock which are to be issued and delivered to the FMC stockholders pursuant to the terms of this Agreement, when so issued and delivered, will be validly authorized and issued and will be fully paid and nonassessable. Lehigh shall have applied for and shall use its best efforts to obtain approval for listing such shares of Lehigh Common Stock subject to notice of issuance on the New York Stock Exchange prior to the Effective Time, and no stockholder of Lehigh or other person will have any preemptive rights in respect thereto.

     (d) Lehigh has furnished FMC with copies of its Annual Report on Form 10-K filed with the Securities and Exchange Commission for the year ended December 31, 1995 which contains consolidated balance sheets of Lehigh and subsidiaries as of December 31, 1995 and 1994 and the related consolidated statements of operations, stockholders equity (deficit) and cash flows for each of the three years in the period ended December 31, 1995 audited by BDO Seidman, LLP. Lehigh has also furnished FMC with unaudited financial statements as of June 30, 1996 as set forth in its Form 10-Q as filed with the Securities and Exchange Commission. All of the above financial statements present fairly the consolidated financial position of Lehigh and its subsidiaries at the periods indicated, and the consolidated results of operations and cash flows for the periods then ended. The interim financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, and in the opinion of Lehigh include all adjustments (consisting of normal recurring accruals) necessary for a fair presentation of such interim period. Since June 30, 1996 there has been no material adverse change in the assets or liabilities or in the business or condition, financial or otherwise, of Lehigh or its consolidated subsidiaries, and no change except in the ordinary course of business or as contemplated by this Agreement.

     (e) Except as disclosed in the public filings of Lehigh and except for the lawsuit filed by Southwicke Corporation a copy of the complaint in which is annexed hereto, neither Lehigh nor any of its subsidiaries is (i) engaged in or a party to, or to the knowledge of Lehigh, threatened with any material legal action or other proceeding before any court or administrative agency or (ii) to the knowledge of Lehigh, has been charged with, or is under investigation with respect to, any charge concerning any presently pending material violation of any provision of Federal, state, or other applicable law or administrative regulations in respect to its business.

     (f) Lehigh and Newco have the corporate power to enter into this Agreement and, subject to requisite stockholder approval, the execution and delivery and performance of this Agreement have been duly authorized by all requisite corporate action and this Agreement constitutes the valid and binding obligations of Lehigh and Newco.

     (g) The execution and carrying out of this Agreement and compliance with the terms and provisions hereof by Lehigh and Newco will not conflict with or result in any breach of any of the terms, conditions, or provisions of, or constitute a default under, or result in the creation of, any lien, charge, or encumbrance upon any of the properties or assets of Lehigh, Newco or any of its other subsidiaries pursuant to any corporate charter, indenture, mortgage, agreement (other than that which is created by virtue of this Agreement) or other instrument to which Lehigh or any of its subsidiaries is a party or by which it or any of its subsidiaries if bound or affected.

     (h) This Agreement and the documents and financial statements furnished hereunder on behalf of Lehigh do not contain and will not contain any untrue statement of a material fact nor omit to state a material fact necessary to be stated in order to make the statements contained herein and therein not misleading; and there is no fact known to Lehigh which materially adversely affects or in the future will materially adversely affect the business operations, affairs or condition of Lehigh or any of its subsidiaries or any of its or their properties or assets which has not been set forth in this Agreement or any documents or materials furnished hereunder.

     (i) There are no agreements or contracts between Lehigh and its subsidiaries with any other third party that require approvals or consents that could delay or prevent the Merger of Lehigh and Newco and the other transactions contemplated thereby.

     (j) Neither Lehigh nor any of its subsidiaries uses or handles potentially hazardous materials and have not received notification of, and are not aware of, any past or present event, condition or activity of or relating to the business, properties or assets of Lehigh which violates any Environmental or Occupational Safety Law.

     12. REPRESENTATIONS OF FMC

     FMC represents, warrants and agrees that:

     (a) FMC is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and its subsidiaries are duly organized, validly existing and in good standing under the laws of the jurisdiction pursuant to which they were incorporated. FMC and its subsidiaries have the corporate power and any necessary governmental authority to own or lease their properties now owned or leased and to carry on their business as now being conducted. FMC and its subsidiaries are duly qualified to do business and in good standing in every jurisdiction in which the nature of their business or the character of their properties makes such qualification necessary.

     (b) The authorized capital stock of FMC consists of 15,000 shares of FMC Common Stock, of which 10,000 shares are issued and outstanding. The outstanding capital stock, of FMC and its subsidiaries has been duly authorized and issued and is fully paid and nonassessable. FMC and its subsidiaries have no commitment to issue, nor will they issue, any shares of their capital stock or any securities or obligations convertible into or exchangeable for, or give any person any right to acquire from FMC or its subsidiaries any shares of FMC or it subsidiaries capital stock, except for those rights identified in the Disclosure Schedule of FMC annexed hereto (the "FMC Disclosure Schedule").

     (c) FMC has furnished Lehigh with copies of the unaudited consolidated balance sheet of FMC and subsidiaries as of June 30, 1996 and the related consolidated statements of operations, shareholder equity (deficit) and cash flows for the six months ended June 30, 1996, and the consolidated balance sheets of MedExec, Inc., a principal operating subsidiary of FMC, and its subsidiaries as of December 31, 1995 and 1994 and the related consolidated statements of operations, stockholder equity (deficit) and cash flows for each of the two years in the period ended December 31, 1995 audited by KPMG Peat Marwick. All of the above financial statements present fairly the consolidated financial position of FMC and its subsidiaries at the periods indicated, and the consolidated results of operations and cash flows for the periods then ended. The interim financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, and in the opinion of FMC include all adjustments (consisting of normal recurring accruals) necessary for a fair presentation of such interim period. Since June 30, 1996 there has been no material adverse change in the assets or liabilities or in the business or condition, financial or otherwise, of FMC or its consolidated subsidiaries, and no change except in the ordinary course of business or as contemplated by this Agreement.

     (d) Neither FMC nor any of its subsidiaries is engaged in or a party to, or to the knowledge of FMC, threatened with any material legal action or other proceeding before any court or administrative agency except as set forth in the FMC Disclosure Schedule to be furnished to Lehigh. Neither FMC nor any of its subsidiaries, to the knowledge of FMC, has been charged with, or is under investigation with respect to, any charge concerning any presently pending material violation of any provision of Federal, state, or other applicable law or administrative regulations in respect to its business except as set forth on said FMC Disclosure Schedule.

     (e) The information to be furnished by FMC for use in the material mailed to stockholders of FMC in connection with the Meetings will in all material respects comply with the applicable requirement of the 1933 Act and the 1934 Act, and the rules and regulations promulgated thereunder.

     (f) FMC has the corporate power to enter into this Agreement, the execution and delivery and performance of this Agreement have been duly authorized by all requisite corporate action, and this Agreement constitutes the valid and binding obligations of FMC.

     (g) The execution and carrying out of this Agreement and compliance with the terms and provisions hereof by FMC will not conflict with or result in any breach of any of the terms, conditions, or provisions of, or constitute a default under, or result in the creation of, any lien, charge, or encumbrance upon any of the properties or assets of FMC or any of its other subsidiaries pursuant to any corporate charter, indenture, mortgage, agreement (other than that which is created by virtue of this Agreement) or other instrument to which FMC or any of its subsidiaries is a party or by which it or any of its subsidiaries if bound or affected.

     (h) This Agreement, the FMC Disclosure Schedule and all documents and financial statements furnished hereunder on behalf of FMC do not contain and will not contain any untrue statement of a material fact nor omit to state a material fact necessary to be stated in order to make the statements contained herein and therein not misleading; and there is no fact known to FMC which materially adversely affects or in the future will materially adversely affect the business operations, affairs or condition of FMC or any of its subsidiaries or any of its or their properties or assets which has not been set forth in this Agreement the FMC Disclosure Schedule or other documents and material furnished hereunder.

     (i) There are no agreements or contracts between FMC and its subsidiaries with any other third party that require approvals or consents that could delay or prevent the Merger of FMC and Newco and the other transactions contemplated thereby.

     (j) Neither FMC nor any of its subsidiaries uses or handles potentially hazardous materials other than those customarily handled by medical clinics of the type managed by FMC, and have not received notification of, and are not aware of, any past or present event, condition or activity of or relating to the business, properties or assets of FMC which violates any Environmental or Occupational Safety Law.

     13. NON-SURVIVAL OF REPRESENTATIONS AND WARRANTIES

     The representations and warranties made herein by FMC and Lehigh shall not survive, and shall expire with and be terminated upon, the Closing of the Merger.

     14. CONDITIONS TO THE OBLIGATIONS OF LEHIGH

     The obligations of Lehigh hereunder are subject to the satisfaction on or before the Closing Date of the following conditions:

     (a) This Agreement and the transactions contemplated hereby shall have been approved by the requisite vote of stockholders of Lehigh and FMC.

     (b) Each "affiliate" of FMC will have properly executed and delivered the Affiliate's Agreement described in paragraph 5 hereof.

     (c) FMC shall have furnished Lehigh with (i) certified copies of resolutions duly adopted by the holders of a majority or more of the issued and outstanding shares of FMC common stock entitled to vote, evidencing approval of this Agreement and the transactions contemplated hereby; (ii) certified copies of resolutions duly adopted by the Board of Directors of FMC approving the execution and delivery of this Agreement and authorizing all necessary or proper corporate action, to enable FMC to comply with the terms hereof and thereof;
(iii) an opinion dated the closing date of counsel for FMC in form and substance satisfactory to Lehigh and its counsel to the effect that:

          (1) FMC and each of its subsidiaries are corporations duly organized and validly existing and in good standing under the laws of its respective jurisdiction of incorporation, and to the best of the knowledge of such counsel based on inquiries of responsible officers of FMC, is duly qualified to do business and is in good standing in every jurisdiction in which the nature of their business or the character of their properties makes such qualification necessary, except where the failure to be so qualified will not have a material adverse effect on FMC's business or consolidated financial condition, and has all corporate and other power and authority, including all governmental licenses and authorizations, necessary to own its properties and to carry on its business as described in the Proxy Statement;

          (2) this Agreement has been duly authorized and executed by proper corporate action of FMC and constitutes the valid and legally binding obligation of FMC in accordance with its terms.

          (3) no provision of the Certificate of Incorporation or the By-laws of FMC or of any contract (except those pursuant to which waivers or consents have been obtained) known to such counsel to which FMC is a party, or any law, rule or regulation prevents it from carrying out the transactions contemplated hereby.

          (4) there is no material action or proceeding known to such counsel, pending or threatened against FMC before a court or other governmental body or instituted or threatened by any public authority or by the holders of any securities of FMC, other than as specifically set forth in the FMC Disclosure Schedule.

          (5) FMC has adequate title, subject only to liens and other matters set forth on the financial statements furnished to Lehigh pursuant to paragraph 12(c) hereof, to all its real estate properties, except for any lien of taxes not yet delinquent or being contested in good faith by appropriate proceedings and easements and restrictions of record which do not materially adversely affect the use of the property by FMC, and except for minor defects in titles, none of which, based upon information furnished by officers of FMC, does or will materially adversely affect FMC's use of such properties or its operations, and to which the rights of FMC therein have not been questioned. In giving such opinion, counsel may rely upon title policies previously issued to FMC or updated certificates furnished by title insurance companies.

          (6) to the best knowledge of such counsel and based upon inquiries of responsible officers of FMC and upon searches of Uniform Commercial Code filings in the offices of the appropriate Secretary of State, there are no liens against properties of FMC (excluding real estate) except as disclosed by FMC to Lehigh in the FMC Disclosure Schedule.

In rendering its opinion, FMC counsel may rely as to factual matters on statements of officers of FMC. In rendering this opinion with respect to the laws of any jurisdiction other than Delaware, FMC counsel may rely on the opinion of other counsel retained by FMC provided that said opinion shall state that Lehigh is justified in relying on the opinion or opinions of such other counsel.

     (d) The representations and warranties of FMC contained in this Agreement shall be true in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date, except for changes permitted by this Agreement or those incurred in the ordinary course of business and FMC shall have received from FMC at the Closing a certificate dated the Closing Date of the Chairman, President or a Vice President of FMC to that effect.

     (e) Each and all of the respective agreements of FMC to be performed on or before the Closing Date pursuant to the terms hereof shall in all material respects have been duly performed and FMC shall have delivered to FMC a certificate dated the Closing Date, of the Chairman, President or a Vice President of FMC to that effect.

     (f) The completion of Lehigh's Proxy Statement and the effectiveness of Lehigh's Registration Statement on Form S-4, as each may be amended.

     (g) The approval of this Agreement by the FMC Board of Directors.

     (h) The absence of any material contingent liabilities of FMC not previously disclosed to Lehigh.

     (i) The nonexistence of any agreement or contract that could delay or prevent the completion of the transactions contemplated by this Agreement.

     15. CONDITIONS TO THE OBLIGATIONS OF FMC

     The obligations of FMC hereunder are subject to the satisfaction on or before the Closing Date of the following conditions:

     (a) This Agreement and the transactions contemplated hereby shall have been approved by the requisite vote of stockholders of Lehigh and FMC.

     (b) Lehigh shall have furnished FMC with (i) certified copies of resolutions duly adopted by a majority of the holders of the issued and outstanding shares of Lehigh Common Stock validly present at a meeting, evidencing approval of this Agreement and the transactions contemplated hereby;
(ii) certified copies of resolutions duly adopted by the Board of Directors of Lehigh approving the execution and delivery of this Agreement and authorizing all necessary or proper corporate action, to enable Lehigh to comply with the terms hereof and thereof; (iii) an opinion dated the closing date of counsel for Lehigh in form and substance satisfactory to FMC and its counsel to the effect that:

          (1) Lehigh and each of its subsidiaries are corporations duly organized and validly existing and in good standing under the laws of its respective jurisdiction of incorporation, and to the best of the knowledge of such counsel based on inquiries of responsible officers of Lehigh, is duly qualified to do business and is in good standing in every jurisdiction in which the nature of their business or the character of their properties makes such qualification necessary, except where the failure to be so qualified will not have a material adverse effect on Lehigh's business or consolidated financial condition, and has all corporate and other power and authority, including all governmental licenses and authorizations, necessary to own its properties and to carry on the business as described in the Proxy Statement of Lehigh made a part of the Proxy Statement.

          (2) this Agreement has been duly authorized and executed by proper corporate action of Lehigh and constitutes the valid and legally binding obligation of Lehigh in accordance with its terms.

          (3) no provision of the Certificate of Incorporation or the By-laws of Lehigh or of any contract (except those pursuant to which waivers or consents have been obtained) known to such counsel to which Lehigh is a party, or any law, rule or regulation prevents it from carrying out the transactions contemplated hereby.

          (4) there is no material action or proceeding known to such counsel, pending or threatened against Lehigh before a court or other governmental body or instituted or threatened by any public authority or by the holders of any securities of Lehigh, other than as specifically set forth in the Disclosure Schedule.

          (5) Lehigh has adequate title, subject only to liens and other matters set forth on the financial statements furnished to FMC pursuant to paragraph 11(d) hereof, to all its real estate properties, except for any lien of taxes not yet delinquent or being contested in good faith by appropriate proceedings and easements and restrictions of record which do not materially adversely affect the use of the property by Lehigh, and except for minor defects in titles, none of which, based upon information furnished by officers of Lehigh, does or will materially adversely affect Lehigh's use of such properties or its operations, and to which the rights of Lehigh therein have not been questioned. In giving such opinion, counsel may rely upon title policies previously issued to Lehigh or updated certificates furnished by title insurance companies.

          (6) to the best knowledge of such counsel and based upon inquiries of responsible officers of Lehigh and upon searches of Uniform Commercial Code filings in the offices of the appropriate Secretary of State, there are no liens against properties of Lehigh (excluding real estate) except as to be disclosed in the Disclosure Schedule.

In rendering its opinion, Lehigh counsel may rely as to factual matters on statements of officers of Lehigh. In rendering this opinion with resect to the laws of any jurisdiction other than Delaware, Lehigh counsel may rely on the opinion of other counsel retained by Lehigh provided that said opinion shall state that Lehigh is justified in relying on the opinion or opinions of such other counsel.

     (c) The representations and warranties of Lehigh contained in this Agreement shall be true in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date, except for changes permitted by this Agreement or those incurred in the ordinary course of business and FMC shall have received from Lehigh at the Closing a certificate dated the Closing Date of the President or a Vice President of Lehigh to that effect.

     (d) Each and all of the respective agreements of Lehigh to be performed on or before the Closing Date pursuant to the terms hereof shall in all material respects have been duly performed and Lehigh shall have delivered to FMC a certificate dated the Closing Date, of the Chairman, President or a Vice President of Lehigh to that effect.

     (e) The completion of Lehigh's Proxy Statement and the effectiveness of Lehigh's Registration Statement on Form S-4, as each may be amended.

     (f) The approval of this Agreement by the Lehigh Board of Directors.

     (g) The absence of any material contingent liabilities of Lehigh not previously disclosed to FMC.

     (h) The nonexistence of any agreement or contract that could delay or prevent the completion of the transactions contemplated by this Agreement.

     16. TERMINATION AND MODIFICATION OF RIGHTS

     (a) This Agreement (except for the last three sentences of paragraph 4 of this Agreement and paragraph 17 of this Agreement) may be terminated at any time prior to the Closing Date by (i) mutual consent of the parties hereto authorized by their respective Boards of Directors or (ii) upon written notice to the other party, by either party upon authorization of its Board of Directors:

          (1) if in its reasonably exercised judgment since the date of this Agreement there shall have occurred a material adverse change in the financial condition or business of the other party or the other party shall have suffered a material loss or damage to any of its property or assets, which change, loss or damage materially affects or impairs the ability of the other party to conduct its business, or if any previously undisclosed condition which materially adversely affects the earning power or assets of either party come to the attention of the other party; or

          (2) if any action or proceeding shall have been instituted or threatened before a court or other governmental body or by any public authority to restrain or prohibit the transactions contemplated by this Agreement or if the consummation of such transactions would subject either of such parties to liability for breach of any law or regulation.

     (b) As provided in paragraph 2(a), this Agreement may be terminated by either party upon notice to the other in the event the Closing shall not be held by June 30, 1997.

     (c) Any term or condition of this Agreement may be waived at any time by the party hereto which is entitled to the benefit thereof, by action taken by the Board of Directors of such party; and any such term or condition may be amended at any time, by an agreement in writing executed by the Chairman of the Board, the President or any Vice President of each of the parties pursuant to authorization by their respective Boards of Directors provided however that no amendment of any principal term of the Merger shall be affected after approval of this Agreement by the stockholders of Lehigh, FMC and Newco unless such amendment is approved by such stockholders in accordance with applicable law.

     17. BREAK-UP FEE

     In the event that Lehigh receives and consummates an Alternate Proposal (as that term is defined in paragraph 1(g) hereof), then Lehigh shall pay FMC $1,500,000 by wire transfer of immediately available funds at the date of consummation of such Alternate Proposal.

     18. BROKERS

     Each of the parties represents that no broker, finder or similar person has been retained or paid and that no brokerage fee or other commission has been agreed to be paid for or on account of this Agreement other than Gruntal & Company and First Union.

     19. GOVERNING LAW

     This Agreement shall be construed in accordance with the laws of the State of Delaware.

     20. NOTICES

     All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or when mailed by registered or certified mail, postage prepaid, or when given by telex or facsimile transmission (promptly confirmed in writing), as follows:

     (a)  If to Lehigh or Newco:

          Salvatore J. Zizza, President
          810 Seventh Avenue - #27 F
          New York, NY 10019

          With a copy to:

          Robert A. Bruno, Esq.
          General Counsel & Vice President
          810 Seventh Avenue - #27 F
          New York, NY 10019

                   and

          Olshan Grundman Frome & Rosenzweig LLP
          505 Park Avenue
          New York, NY 10022
          Attn:  Ilan K. Reich, Esq.

     (b)  If to FMC:

          Dennis Sokol
          Chairman
          First Medical Corporation
          1055 Washington Boulevard
          Stamford, CT  06901

                   and

          Greenberg Traurig
          1221 Brickell Avenue
          Miami, Florida  33131
          Attn:  Gary Epstein, Esq.

     21. NON-ASSIGNMENT

     This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties.

     22. COUNTERPARTS

     This Agreement may be executed simultaneously in two or more counterparts, and by the different parties hereto on separate counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     23. HEADINGS AND REFERENCES

     The headings of the paragraphs of this Agreement are inserted for convenience of reference only.

     24. ENTIRE AGREEMENT; SEVERABILITY

     This Agreement, including the Disclosure Schedules, documents referred to herein which form a part hereof, contains the entire understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter. A determination that any portion of this Agreement is unenforceable or invalid shall not affect the enforceability or validity of any of the remaining portions of this Agreement or this Agreement as a whole.

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto by their respective officers thereunto duly authorized by a majority of their directors as of the date first above written.

ATTEST:                                     THE LEHIGH GROUP INC.


                                            By /s/ Salvatore J. Zizza
                                               -------------------------
AUTHORIZED OFFICER                             Salvatore J. Zizza,
                                               Chairman of the Board and
                                               Chief Executive Officer


ATTEST:                                     FIRST MEDICAL CORPORATION


                                            By /s/ Dennis A. Sokol
                                               -------------------------
AUTHORIZED OFFICER                             Dennis A. Sokol, Chairman


ATTEST:                                     LEHIGH MANAGEMENT CORP.


                                            By /s/ Salvatore J. Zizza
                                               -------------------------
AUTHORIZED OFFICER                             Salvatore J. Zizza, President and
                                               Chief Executive Officer

                                                                      Appendix B

                           CERTIFICATE OF DESIGNATION
                                       OF
                              SERIES A CONVERTIBLE
                                 PREFERRED STOCK
                                       OF
                              THE LEHIGH GROUP INC.

                         (Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware)


     The Lehigh Group Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation:

     RESOLVED, that, pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation (the "Board of Directors") by the provisions of the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation"), there hereby is created, out of the 5,000,000 shares of Preferred Stock of the Corporation authorized in Article FOURTH of the Certificate of Incorporation (the "Preferred Stock"), a series of the Preferred stock consisting of 1,037,461 shares, which series shall have the following powers, designations, preferences and relative, participating, optional or other rights, and the following qualifications, limitations and restrictions (in addition to the powers, designations, preferences, participations and restrictions set forth in the Certificate of Incorporation which are applicable to the Preferred Stock):

     Section 1. Designation and Amount.

     The shares of such series shall be designated as "Series A Convertible Preferred Stock" (the "Series A Preferred Stock") and the authorized number of shares constituting such series shall be 1,037,461. The par value of the Series A Preferred Stock shall be $.001 per share.

     Section 2. Dividends.

     The holders of shares of the Series A Preferred Stock shall be entitled to receive, when, as and if dividends are declared by the Board of Directors on the Corporation's Common Stock, $.001 par value (the "Common Stock"), out of funds of the Corporation legally available therefor, cash dividends in an amount per share of Series A Preferred Stock equal to two hundred and fifty times the amount declared with respect to each share of the Common Stock. Each such dividend shall be paid to the holders of record of the shares of the Series A Preferred Stock as they appear on the stock records of the Corporation on the record date for payment of the corresponding dividend on the Common Stock.

     Section 3. Voting Rights.

     The holders of Series A Preferred Stock shall be entitled to vote, together with the holders of Common Stock, on all matters as to which holders of the Common Stock shall be entitled to vote, with the holders of Series A Preferred Stock being entitled to cast two hundred and fifty votes for each share of Series A Preferred Stock held by them. The holders of Series A Preferred Stock shall not be entitled to vote separately, as a class, on any matter except
(a) as provided in Section 7 and (b) as required by law.

     Section 4. Liquidation Rights.

     (a) In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or otherwise, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of shares of the Series A Preferred Stock shall be entitled to receive, in cash, out of the remaining net assets of the Corporation, the amount of $.01 for each share of the Series A Preferred Stock held by them, plus an amount equal to all dividends accrued and unpaid on each such share up to the date fixed for distribution, before any distribution shall be made to the holders of shares of Common Stock. If upon any liquidation, dissolution or winding up of the Corporation, the assets distributable among the holders of shares of the Series A Preferred Stock are insufficient to permit the payment in full to the holders of all such shares of all preferential amounts payable to all such holders, then the entire assets of the Corporation thus distributable shall be distributed ratably among the holders of the shares of the Series A Preferred Stock in proportion to the respective amounts that would be payable per share if such assets were sufficient to permit payment in full.

     (b) For purposes of this Section 4, a distribution of assets in any dissolution, winding up or liquidation shall not include (i) any consolidation or merger of the Corporation with or into any other corporation, (ii) any dissolution, liquidation, winding up or reorganization of the Corporation immediately followed by reincorporation of another corporation or (iii) a sale or other disposition of all or substantially all of the Corporation's assets to another corporation; provided, however, that, in each case, effective provision is made in the certificate of incorporation of the resulting and surviving corporation or otherwise for the protection of the rights of the holders of shares of the Series A Preferred Stock.

     (c) After the payment of the full preferential amounts provided for herein to the holders of shares of the Series A Preferred Stock or funds necessary for such payment have been set aside in trust for the holders thereof, such holders shall be entitled to no other or further participation in the distribution of the assets of the Corporation.

     Section 5. Conversion.

     (a) Holders of shares of the Series A Preferred Stock shall have the right, exercisable (subject to the provisions of Section 5(d)) at any time and from time to time, to convert each share of Series A Preferred Stock into two hundred and fifty shares of the Common Stock, subject to adjustment as described below. Upon conversion, no adjustment or payment will be made for dividends, but if any holder surrenders a share of the Series A Preferred Stock for conversion after the close of business on the record date for the payment of a dividend and prior to the opening of business on the payment date for such dividend, then, notwithstanding such conversion, the dividend payable on such dividend payment date will be paid to the registered holder of such share of the Series A Preferred Stock on such record date.

     (b) Any holder of a share or shares of the Series A Preferred Stock electing to convert such share or shares shall deliver the certificate or certificates therefor to the principal office of any transfer agent for the Common Stock, with such form of notice of election to convert as the Corporation shall prescribe fully completed and duly executed and (if such required by the Corporation or any conversion agent) accompanied by instruments of transfer in form satisfactory to the Corporation and to any conversion agent, duly executed by the registered holder or his duly authorized attorney, and transfer taxes, stamps or funds therefor or evidence of payment thereof if required pursuant to
Section 5(c) hereof. The conversion right with respect to any such shares shall be deemed to have been exercised at the date upon which the certificates therefor accompanied by such duly executed notice of election and instruments of transfer and such taxes, stamps, funds, or evidence of payment shall have been so delivered, and the person or persons entitled to receive the shares of the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of the Common Stock upon said date.

     (c) If a holder converts a share or shares of the Series A Preferred Stock, the Corporation shall pay any documentary, stamp or similar issue or transfer tax due on the issue of Common Stock upon the conversion. The holder, however, shall pay to the Corporation the amount of any tax which is due (or shall establish to the satisfaction of the Corporation payment thereof) if the shares are to be issued in a name other than the name of such holder and shall pay to the Corporation any amount required by the last sentence of Section 5(a) hereof.

     (d) The Series A Preferred Stock shall not become convertible into shares of Common Stock until such time as the number of shares of the Corporation's authorized and unissued Common Stock equals or exceeds the aggregate number of shares of the Common Stock into which all of the authorized shares of Series A Preferred Stock would be convertible under Section 5(a) (without regard to this sentence) if all of such shares of Series A Preferred Stock were outstanding. Thereafter, the Corporation shall reserve and shall at all times have reserved out of its authorized but unissued shares of the Common Stock sufficient shares of the Common Stock to permit the conversion of the then outstanding shares of the Series A Preferred Stock. All shares of Common Stock which may be issued upon conversion of shares of the Series A Preferred Stock shall be validly issued, fully paid and nonassessable. In order that the Corporation may issue shares of the Common Stock upon conversion of shares of the Series A Preferred Stock, the Corporation will endeavor to comply with all applicable Federal and State securities laws and will endeavor to list such shares of the Common Stock to be issued upon conversion on each securities exchange on which the Common Stock is listed.

     (e) The conversion rate in effect at any time shall be subject to adjustment from time to time as follows:

          (i) In case the Corporation shall (1) pay a dividend in shares of the Common Stock to holders of the Common Stock, (2) make a distribution in shares of the Common Stock to holders of the Common Stock, (3) subdivide the outstanding shares of the Common Stock into a greater number of shares of the Common Stock or (4) combine the outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, the conversion rate immediately prior to such action shall be adjusted so that the holder of any shares of the Series A Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of the Common Stock which he would have owned immediately following such action had such shares of the Series A Preferred Stock been converted immediately prior thereto. An adjustment made pursuant to this Section 5(e)(i) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

          (ii) In case the Corporation shall issue rights or warrants to substantially all holders of the Common Stock entitling them (for a period commencing no earlier than the record date for the determination of holders of Common Stock entitled to receive such rights or warrants and expiring not more than 45 days after such record date) to subscribe for or purchase shares of the Common Stock (or securities convertible into shares of the Common Stock) at a price per share less than the current market price (as determined pursuant to Section 5(e)(iv)) of the Common Stock on such record date, the number of shares of the Common Stock into which each share of the Series A Preferred Stock shall be convertible shall be adjusted so that the same shall be equal to the number determined by multiplying the number of shares of the Common Stock into which such shares of the Series A Preferred Stock was convertible immediately prior to such record date by a fraction of which the numerator shall be the number of shares of the Common Stock outstanding on such record date plus the number of additional shares of the Common Stock offered (or into which the convertible securities so offered are convertible), and of which the denominator shall be the number of shares of the Common Stock outstanding on such record date, plus the number of shares of the Common Stock which the aggregate offering price of the offered shares of the Common Stock (or the aggregate conversion price of the convertible securities so offered) would purchase at such current market price. Such adjustments shall become effective immediately after such record date.

          (iii) In case the Corporation shall distribute to all holders of the Common Stock shares of any class of capital stock other than the Common Stock, evidence of indebtedness or other assets (other than cash dividends out of current or retained earnings), or shall distribute to substantially all holders of the Common Stock rights or warrants to subscribe for securities (other than those referred to in Section 5(e)(ii)), then in each such case the number of shares of the Common Stock into which each share of the Series A Preferred Stock shall be convertible shall be adjusted so that the same shall equal the number determined by multiplying the number of shares of the Common Stock into which such shares of the Series A Preferred Stock was convertible immediately prior to the date of such distribution by a fraction of which the numerator shall be the current market price (determined as provided in Section 5(e)(iv)) of the Common stock on the record date mentioned below, and of which the denominator shall be such current market price of the Common Stock, less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive evidence of such fair market value) of the portion of the assets so distributed or of such subscription rights or warrants applicable to one share of the Common Stock. Such adjustment shall become effective immediately after the record date for the determination of the holders of the Common Stock entitled to receive such distribution. Notwithstanding the foregoing, in the event that the Corporation shall distribute rights or warrants (other than those referred to in Section 5(e)(ii) ("Rights") pro rata to holders of the Common Stock, the Corporation may, in lieu of making any adjustment pursuant to this Section 5(e)(iii), make proper provision so that each holder of a share of Series A Preferred Stock who converts such share after the record date for such distribution and prior to the expiration or redemption of the Rights shall be entitled to receive upon such conversion, in addition to the shares of the Common Stock issuable upon such conversion (the "Conversion Shares"), a number of Rights to be determined as follows: (i) if such conversion occurs on or prior to the date for the distribution to the holder of Rights of separate certificate evidencing such Rights (the "Distribution Date"), the same number of Rights to which a holder of a number of shares of the Common Stock equal to the number of Conversion Shares is entitled at the time of such conversion in accordance with the terms and provisions of and applicable to the Rights; and (ii) if such conversion occurs after the Distribution Date, the same number of Rights to which a holder of the number of the Common Stock into which a share of the Series A Preferred Stock so converted was convertible immediately prior to the Distribution Date would have been entitled on the Distribution Date in accordance with the terms and provisions of and applicable to the Rights.

          (iv) The current market price per share of the Common Stock on any date shall be deemed to be the average of the daily closing prices for thirty consecutive trading days commencing forty-five trading days before the day in question. The closing price for each day shall be the last reported sale price regular way or, in case no such reported sale takes place on such date, the average of the reported closing bid and asked prices regular way, in either case on the New York Stock Exchange, or if the Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the closing sale price of the Common stock, or in case no reported sale takes place, the average of the closing bid and asked prices, on NASDAQ or any comparable system, or if the Common Stock is not quoted on NASDAQ or any comparable system, the closing sale price or, in case no reported sale takes place, the average of the closing bid and asked prices, as furnished by any two members of the National Association of Securities Dealers, Inc. selected from time to time by the Corporation for that purpose.

          (v) In any case in which this Section 5 shall require that an adjustment be made immediately following a record date, the Corporation may elect to defer (but only until five business days following the mailing of the notice described in Section 5(e)) issuing to the holder of any share of the Series A Preferred Stock converted after such record date the shares of the Common Stock and other capital stock of the Corporation issuable upon such conversion over and above the shares of the Common stock and other capital stock of the Corporation issuable upon such conversion only on the basis of the conversion rate prior to adjustment; and, in lieu of the shares the issuance of which is so deferred, the Corporation shall issue or cause its transfer agents to issue due bills or other appropriate evidence of the right to receive such shares.

     (f) No adjustment in the conversion rate shall be required until cumulative adjustments result in a concomitant change of 1% or more of the conversion price as in effect prior to the last adjustment of the conversion rate; provided, however, that any adjustments which by reason of this Section 5(f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. No adjustment to the conversion rate shall be made for cash dividends.

     (g) In the  event  that,  as a result of an  adjustment  made  pursuant  to
Section 5(e), the holder of any share of the Series A Preferred Stock thereafter surrendered for conversion shall become entitled to receive any shares of capital stock of the Corporation other than shares of the Common Stock, thereafter the number of such other shares so receivable upon conversion of any shares of the Series A

Preferred Stock shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in this Section 5.

     (h) The Corporation may make such increases in the conversion rate, in addition to those required by Sections 5(e)(i), (ii) and (iii), as it considers to be advisable in order than any event treated for Federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients thereof.

     (i) Whenever the conversion rate is adjusted, the Corporation shall promptly mail to all holders of record of shares of the Series A Preferred Stock a notice of the adjustment and shall cause to be prepared a certificate signed by a principal financial officer of the Corporation setting forth the adjusted conversion rate and a brief statement of the facts requiring such adjustment and the computation thereof; such certificate shall forthwith be filed with each transfer agent for the shares of the Series A Preferred Stock.

     (j) In the event that:

          (1)  the   Corporation   takes  any  action  which  would  require  an
               adjustment in the conversion rate,

          (2) the Corporation consolidates or merges with, or transfers all or substantially all of its assets to, another corporation and stockholders of the Corporation must approve the transaction, or

          (3)  there is a dissolution or liquidation of the Corporation,

a holder of shares of the Series A Preferred Stock may wish to convert some or all of such shares into shares of the Common Stock prior to the record date for, or the effective date of, the transaction so that he may receive the rights, warrants, securities or assets which a holder of shares of the Common Stock on that date may receive. Therefore, the Corporation shall mail to holders of shares of the Series A Preferred Stock a notice stating the proposed record or effective date of the transaction, as the case may be. This Corporation shall mail the notice at least 10 days before such date; however, failure to mail such notice or any defect therein shall not affect the validity of any transaction referred to in clauses (1), (2) or (3) of this Section 5(j).

     (k) If any of the following shall occur, namely: (i) any reclassification or change of outstanding shares of the Common Stock issuable upon conversion of shares of the Series A Preferred Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation or merger to which the Corporation is a party other than a merger in which the Corporation is the continuing corporation and which does not result in any reclassification of, or change (other than a change in name, or par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination) in, outstanding shares of the Common Stock or (iii) any sale or conveyance of all or substantially all of the property or business of the Corporation as an entirety, then the Corporation, or such successor or purchasing corporation, as the case may be, shall, as a condition precedent to such reclassification, change, consolidation, merger, sale or conveyance, provide in its certificate of incorporation or other charter document that each share of the Series A Preferred Stock shall be convertible into the kind and amount of shares of capital stock and other securities and property (including cash) receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of the Common Stock deliverable upon conversion of such share of the Series A Preferred Stock immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Such certificate of incorporation or other charter document shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section
5. The foregoing, however, shall not in any way affect the right a holder of a share of the Series A Preferred Stock may otherwise have, pursuant to clause
(ii) of the last sentence of Section 5(e)(iii), to receive Rights upon conversion of a share of the Series A Preferred Stock. If, in the case of any such consolidation, merger, sale or conveyance, the stock or other securities and property (including cash) receivable thereupon by a holder of the Common Stock includes shares of capital stock or other securities and property of a corporation other than the successor or purchasing corporation, as the case may be, in such consolidation, merger, sale or conveyance, then the certificate of incorporation or other charter document of such other corporation shall contain such additional provisions to protect the interests of the holders of shares of the Series A Preferred Stock as the Board of Directors shall reasonably consider necessary by reason of the foregoing. The provision of this Section 5(k) shall similarly apply to successive consolidations, mergers, sales or conveyances.

     Section 6. Ranking. With regard to rights to receive dividends and distributions upon dissolution of the Corporation, the Series A Preferred Stock shall rank prior to the Common Stock and junior to any other Preferred Stock issued by the Corporation, unless the terms of such other Preferred Stock provide otherwise.

     Section 7. Limitations. In addition to any other rights provided by applicable law, so long as any shares of the Series A Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote, or the written consent as provided by law, of the holders of at least a majority of the outstanding shares of the Series A Preferred Stock, voting as a class, amend, alter or repeal, whether by merger, consolidation or otherwise, any of the provisions of the Certificate of Incorporation (including this Certificate of Designation) that would change the preferences, rights or powers with respect to the Series A Preferred Stock so as to affect the Series A Preferred Stock adversely; provided, however, that (except as otherwise required by applicable law) nothing herein contained shall require such a vote or consent in connection with any increase in the total number of authorized shares of the Common Stock.

     Section 8. No Preemptive Rights. No holder of shares of the Series A Preferred Stock will possess any preemptive rights to subscribe for or acquire any unissued shares of capital stock of the Corporation (whether now or hereafter authorized) or securities of the Corporation convertible into or carrying a right to subscribe for or acquire shares of capital stock of the Corporation.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be signed by Salvatore J. Zizza, its President, and attested by Robert A. Bruno, its Secretary, this ____ day of __________, 1997.


                                             THE LEHIGH GROUP INC.



                                             By: /s/ Salvatore J. Zizza
                                                 --------------------------
                                                 Name:   Salvatore J. Zizza
                                                 Title:  President

Attested:


By: ____________________
    Name:  Robert A. Bruno
    Title: Secretary

                                                                      Appendix C

Name of Subscriber: GENERALE DE SANTE INTERNATIONAL, PLC


                             SUBSCRIPTION AGREEMENT

First Medical Corporation
5200 Blue Lagoon Drive
Suite 250
Miami, Florida 33126

Gentlemen:

     The undersigned ("Subscriber") hereby tenders this Subscription Agreement ("Agreement') subject to the terms and conditions set forth herein. If you are in agreement, please indicate your acceptance by executing this Agreement in the space provided and returning one executed counterpart to Subscriber. All references to Subscriber shall include the Subscriber's nominee.

     The closing of this transaction will not occur until such time as First Medical Corporation, a Delaware corporation (the "Issuer"), consummates a transaction in which it becomes a public company. Accordingly, the parties agree that all documents to be executed in connection with the transaction described herein shall be subject to the closing of a transaction in which the Issuer shall become a public company. Simultaneously with the closing, the Issuer agrees to register the Common Stock (as defined below) currently owned by Subscriber and the Common Stock purchased by Subscriber hereby as described herein.

     1. Subscription

          1.1 Subscriber hereby subscribes for and agrees to purchase a number of shares of the Common Stock, $.01 par value (the "Common Stock"), of First Medical Corporation, a Delaware corporation (the "Issuer"), equal to 10% of the issued and outstanding Common Stock of the issuer existing on the date of the Closing of the transactions contemplated by this Agreement, including the shares issued to Subscriber.

          1.2 Subscriber hereby subscribes for and agrees to purchase such amount of the 9% Series A Preferred Stock ("Preferred Stock") of the issuer as shall be convertible into 10% shares of Common Stock issued and outstanding as at the date of issue. The Preferred Stock issued to the Subscriber shall form a class of shares of its own. The Preferred Stock shall be issued to Subscriber and shall contain the terms and conditions set forth in Exhibit "A" annexed hereto and made a part hereof by reference and such other terms and conditions, if any, as issuer and Subscriber may mutually agree upon in writing prior to the Closing of the transaction contemplated by this Agreement. As set forth in Exhibit "A," the Preferred Stock will pay a 9% cumulative annual dividend, payment of which will be deferred until the earlier of (1) the third anniversary of the Closing and
     (ii) the date of conversion into Common Stock, and will be convertible into shares of Common Stock equal to 10% of the currently issued and outstanding Common Stock on a fully diluted basis. There will be no new issue of Common Stock during 1996.

          1.3 Subscriber hereby subscribes for and agrees to purchase 49% of the issued and outstanding shares of the Common Stock, $.01 par value (the "WHEN Common Stock"), of WHEN Inc., a Delaware corporation and a wholly-owned subsidiary of the Issuer ("WHEN"). The WHEN Common Stock subscribed for hereby equals 49% of the issued and outstanding WHEN Common Stock.

          1.4 The purchase price for the Common Stock and Preferred Stock purchased hereby is an aggregate of US$4,000,000. The purchase price for the WHEN Common Stock purchased hereby is US$1,000,000.

          1.5 The Issuer agrees that the proceeds from Subscriber's purchase of the Common Stock, Preferred Stock and WHEN Common (collectively, the "Securities") shall only be used by the Issuer for the purchase of capital assets for WHEN and/or American Medical Clinics Development Corporation. Limited, an Irish corporation ("AMCDC").

     2. Restrictions on Transfer.

          2.1 Subscriber acknowledges that is acquiring the Securities for its own account and for the purpose of Investment and not with a view to any distribution or resale thereof within the meaning of the Securities Act of 1933, as amended (the "Act"), and any applicable state or other securities laws ("Other Securities Laws"). Subscriber further agrees that it will not sell, assign or transfer any of the Securities so acquired in violation of the Act or Other Securities Laws and acknowledges that, in taking unregistered securities, it must continue to bear the economic risk of its investment for an indefinite period of time because such Securities have not been registered under the Act or Other Securities Laws. Subscriber further acknowledges that such Securities cannot be transferred unless they are registered under the Act and Other Securities Laws or an exemption from such registration is applicable to such transfer.

          2.2 Subscriber acknowledges that appropriate legends reflecting the status of the Securities under the Act and Other Securities Laws will be placed on the face of the certificates for such Securities at the time of their transfer and delivery, including, without limitation, the following restrictive legend:

               "The Shares represented by this certificate have been acquired directly or indirectly from the Issuer without being registered under the Securities Act of 1933, as amended, or any other applicable securities laws, and are restricted securities as that term is defined under Rule 144 promulgated under the Act. These shares may not be sold, pledged, transferred, distributed or otherwise disposed of in any manner ("Transfer") unless they are registered under the Act and any applicable securities laws, or unless the request for Transfer is accompanied by a favorable opinion of counsel, reasonably satisfactory to the Issuer, stating that the Transfer will not result in a violation of the Act or any applicable state securities laws."

          2.3 Immediately following (i) a transaction in which the Issuer becomes a public company and (ii) any conversion by Subscriber, the Issuer agrees to register all shares of the Common Stock owned by the Subscriber under the Securities Act of 1933, as amended (the "Act"), on a Form S-3 or other appropriate form of registration. In addition, in the event that the Issuer proposes to register any securities (the "Registration Shares") under the Act, other than pursuant to a registration statement on Form S-4 or S-8, or any successor to such forms, for the purpose of the sale or other transfer of the Registration Shares by Issuer, Subscriber shall have the right to request the Issuer to include its shares of Common Stock and/or Preferred Stock, as the case may be, in such registration under the Act or any other securities laws; provided, however, that if such registration is pursuant to an underwritten initial public offering and in the written opinion of the Issuer's managing underwriter for such offering, if any, the inclusion of all or a portion of the Subscriber's securities, when added to the securities being registered by the Issuer and any selling shareholder(s) of the Issuer other than the Subscriber, if any (the "Other Stockholders"), will exceed the maximum number of the Issuer's securities that can be marketed at the price that could otherwise be obtained or would otherwise materially adversely affect the offering, then the Issuer may first include i such registration all of the securities the Issuer proposes to sell, and the number of the Subscriber's securities and the Other Stockholders' securities that may be so included shall be allocated among the Subscriber and the Other Stockholders pro-rata on the basis of the number of shares that are requested to be registered by Subscriber and the Other Stockholder(s). The parties hereto agree that the cost of registration of Subscriber's securities shall be borne by the Issuer.

     3. Covenants and Additional Agreements.

          3.1 As set forth above, the shares of Preferred Stock being subscribed for hereby shall be convertible into a number of shares of Common Stock equal to ten percent of the issued and outstanding Common Stock of Issuer as of the date of issuance.

          3.2 Subscriber shall have the right to designate half of the members of the board of directors of WHEN.

          3.3 The Executive Committees of the Issuer and WHEN shall include its Chairman of the Board, its Chief Executive Officer and a designee of Subscriber (in the event Subscriber shall select such a designee) All capital business investments (but not normal capital expenditures) shall be approved only by a unanimous vote of their respective Executive Committees. Meetings of the Executive Committees may be held by telephone, with confirmation of votes by fax.

          3.4 At any time within three (3) years following the Closing, the Subscriber shall have the option to put the write of its shareholders in WHEN to the Issuer for the consideration of an aggregate of US$1,000,000 and a sum equivalent to the fair market value of such shares. The fair market value of such shareholdings shall be determined by a reputable investment banking firm to be selected by the Issuer and the Subscriber. In the event the parties cannot agree on an investment banker, the parties shall each select a reputable investment banking firm and such investment banking firms shall select a third reputable investment banking firm to determine the fair market value of the WHEN Common Stock. The determination of the third investment banking firm shall be binding upon the Issuer and Subscriber.

          3.5 In connection with the transactions contemplated hereby, Subscriber shall sell to the Issuer, for consideration of US$1.00, an amount equal to one percent of the shares of AMCDC. Alain Leilouche shall become Chairman of the Board of AMCDC.

          3.6 It is understood by the Issuer and the Subscriber that all hospital management contractual agreements will be effected through WHEN.

          3.7 At any time between the second and the fifth anniversary of the Closing, Subscriber may acquire from WHEN that number of shares of WHEN Common Stock as may be sufficient, together with the shares acquired pursuant to this Agreement, to provide Subscriber with 52% of the issued and outstanding common stock of WHEN, WHEN shall enter into a management agreement with the issuer or its wholly-owned subsidiary or other designee, pursuant to which WHEN pays such entity, for two years after such acquisition, an annual management fee equal to the sum of WHEN's cost of management and a reasonable success fee to be determined by the issuer and the Subscriber. In the event that Subscriber acquires the additional 3% of WHEN Common Stock, Issuer will receive from Subscriber, at the Issuer's option, either (i) 10% of the Common Stock of FMC that was issued at the Closing or (ii) US$3,000,000. Further, if Subscriber acquires the additional 3% of the WHEN Common Stock, Subscriber will also have the option to purchase at that time the remaining shares of WHEN Common Stock at a price equal to its fair market value, as determined by one reputable investment banking firm, to be selected by the Issuer and Subscriber. In the event the parties cannot agree on an investment banker, the parties shall each select a reputable investment banking firm who shall select a third reputable investment banking firm to determine the fair market value of the WHEN Common Stock. The determination of the third investment banking form shall be binding upon the Issuer and Subscriber. If Subscriber acquires all of the WHEN Common Stock, the management agreement described in this Section 3.7 shall terminate.

          3.8 Upon the Closing, the provision of that certain agreement dated January 20, 1996, among the Issuer, the Subscriber and AMCDC relating to the loan by Subscriber of US$1,200,000 shall terminate and be of no further force and effect.

          3.9 Subscriber may acquire from Issuer for US$1.00 consideration, that number of shares of the Common Stock of AMCDC, par value of the AMCDC Common Stock (the "AMCDC Common Stock") as may be sufficient, together with the shares of AMCDC Common Stock already owned by Subscriber, to provide Subscriber with 52% of the issued and outstanding AMCDC Common Stock.

          3.10 At any time prior to the fifth anniversary of the Closing, Subscriber shall have the option to acquire from the Issuer, for the price of 110% of the average 30-day telling market price thereof, that number of shares of Common Stock of the Issuer that, together with the shares of Common Stock already held by Subscriber, shall equal 51% of the issued and outstanding Common Stock of the issuer.

          3.11 The Issuer and Subscriber agree that in exchange for the Subscriber's termination of that certain option granted to Subscriber by American Medical Clinics, Inc. ("AMC") and its successor entity American Medical Centers Management Company, Inc., a wholly owned subsidiary of the Issuer, which option entitles the Subscriber to purchase, at any time prior to December 31, 1997, 10% of the issued and outstanding common stock of AMC, the Issuer shall issue Subscriber a number of shares of Common Stock equal to 5% of the issued and outstanding Common Stock of the issuer existing immediately following the date of the Closing of the transactions contemplated by this Agreement. Issuer agrees that the shares of Common Stock issuable to the Subscriber pursuant to this Section 3.11 shall not be diluted during the remainder of the year ended December 31, 1996, absent agreement between the issuer and the Subscriber.

          3.12 It is an essential term of this Agreement that Charles Pendola will become Chief Executive Officer of Issuer and WHEN.

          3.13 Subscriber shall have the right to designate three (3) members of the Issuer's Board of Directors. Subscriber shall also have the right to appoint a Deputy Chief Financial Officer to be employed by the Issuer, as well as a Deputy Managing Director of WHEN, to be employed by WHEN.

     4. Miscellaneous.

          4.1 This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware.

          4.2 The Closing shall take place at the offices of Patton & Boggs, L.L.P., 2550 M Street, N.W. Washington, D.C. at 10:00 a.m. on the date immediately following the consummation of a transaction in which the Issuer becomes a public company or on such other date and place as Issuer and Subscriber shall mutually agree. At the Closing of this Transaction, the issuer shall deliver to the Subscriber duly executed stock certificates for the Securities being subscribed for and the Subscriber shall deliver to the Issuer, a certified or official bank check for the total subscription price set forth above or shall wire such funds to an account designated by Issuer.

     IN WITNESS WHEREOF, the parties have caused this Subscription Agreement to be executed by the officers thereunto duly authorized on the date first set forth below.

                                       SUBSCRIBER:

                                       GENERALE DE SANTE INTERNATIONAL, PLC


                                       By: /s/ Daniel Caille
                                           ----------------------------
                                           Daniel Caille

                                       Mailing Address:  4 Cornwall Terrace
                                                         London NW1 4QP ENGLAND

                                       Date:    June 11, 1996

                                       Telephone: 011-44-071-486-1286
                                       Fax: 011-44-071-486-9275

Accepted by:


ISSUER:

FIRST MEDICAL CORPORATION

By:    /s/ Dennis A. Sokol
       ------------------------
Name:  Dennis A. Sokol
Title: Chairman

Date:  June 11, 1996

                                                                      Appendix D

Generale de Sante International plc

3 April 1997

The Lehigh Group Inc.
810 Seventh Avenue
27th Floor
New York, New York 10019
Attn: Salvatore J. Zizza

First Medical Corporation
5200 Blue Lagoon Drive
Suite 250
Miami, FL 33126
Attn: Dennis A. Sokol

Dear Sirs:

Reference is made to the Subscription Agreement (the "Subscription Agreement") dated June 11, 1996 between Generale de Sante International plc ("GDS") and First Medical Corporation ("FMC") pursuant to which GDS will acquire shares of common stock, $.01 par value per share, of FMC and shares of 9% Series A Preferred Stock of FMC upon the closing (the "Closing") of the transactions contemplated by the Subscription Agreement.

We understand that FMC and The Lehigh Company ("Lehigh") have entered into an Agreement and Plan of Merger dated as of October 29, 1996, pursuant to which a subsidiary of Lehigh will merge with and into FMC (the "Merger"). We further understand that upon the consummation of the Merger, the Closing will occur and GDS will acquire shares of common stock, $.001 par value per share ("Lehigh Common Stock"), of Lehigh and shares of Series A Convertible Preferred Stock, $.001 par value per share ("Lehigh Preferred Stock"), of Lehigh.


GDS hereby notifies FMC and Lehigh that the shares of Lehigh Common Stock, Lehigh Preferred Stock and 9% Series A Preferred Stock of FMC to be acquired by GDS at the Closing will be acquired, and will be held, as a passive investment and that GDS will not currently exercise its right under the Subscription Agreement to designate three directors to the Board of Directors of FMC or, following the Merger and the Closing, the Board of Directors of Lehigh, as well as its right to designate a member of the Executive Committee of each of FMC and FMC Healthcare Services, Inc., a Deputy Chief Financial Officer of FMC and a Deputy Managing Director of FMC Healthcare Services, Inc. GDS further notifies FMC and Lehigh that GSD does not have any intentions, plans or proposals that may relate to or would result in:


(a) Conversion of any shares of FMC 9% Series A Preferred Stock or Lehigh Preferred Stock acquired upon consummation of the Merger and the Closing into shares of Lehigh Common Stock;

(b) Exercise of its opinion under the Subscription Agreement to increase its ownership interest in FMC [or Lehigh] to 51% of the issued and outstanding shares of such company;

(c) Exercise of its right to designate three directors to the Board of Directors of FMC [or Lehigh].

We would expect that Lehigh will disclose our intentions, as set forth above, in any proxy or registration statement to be issued in connection with the Merger.

Very truly yours,
GENERALE DE SANTE INTERNATIONAL PLC




By:  /s/ Guy Odi
     ------------------------------
     Name:  Guy Odi
     Title: Company Secretary

Rider X

GDS has notified Lehigh that GDS intends that its ownership and voting interest in Lehigh will be a passive investment and that GDS does not currently intend to exercise its right to designate three directors to the Lehigh Board.

Rider Y

GDS has notified Lehigh, pursuant to a letter dated 3 April, 1997, that the shares of Lehigh Common Stock, Lehigh Preferred and FMC 9% Series A Preferred Stock to be acquired by GDS as the Effective Time will be acquired, and will be held, as a passive investment and that GDS will not currently exercise its right to designate three directors to the Lehigh Board, a member of the Executive Committee of each of FMC and FMC Healthcare Services, Inc., a Deputy Financial Officer of FMC and a Deputy Managing Director of FMC Healthcare Services, Inc. Other than the transactions contemplated by the Merger Agreement (which was negotiated and concluded without the participation of GDS), GDS does not have any intentions, plans or proposals that may relate to or would result in:

(a) Conversion of the shares of FMC 9% Series A Preferred Stock or Lehigh Preferred Stock to be acquired by GDS at the Effective Time into shares of Lehigh Common Stock;

(b) Exercise GDS's option under step 4, to increase its ownership interest in Lehigh to 51% of the issued and outstanding shares of Lehigh Common Stock;

(c)  Exercise of GDS's right to designate three directors to the Lehigh Board.

                                                                      Appendix E
                                     FORM OF
                               PROVIDER AGREEMENT

     1. Parties

     This Provider Agreement ("Agreement") is entered into by and between:

     a. The party designated on the Cover Sheet as "Provider" and, if said party is a corporation or partnership, the Principals of said party, all of whom are listed in the attached Ownership Disclosure Statement (Attachment A). All of said persons and entities are collectively referred to herein as "Provider"; and

     b. Humana Medical Plan, Inc. and Humana Plan of Florida, Inc. (Florida health maintenance organizations) and Humana Health Insurance Company of Florida, Inc. (a Florida insurance company) and Humana Insurance Company (an insurance company) and their affiliates. All of said companies are severally referred to in this Agreement as "Humana".

     2. Scope of the Agreement

     This Agreement sets forth the rights, responsibilities, terms and conditions governing Provider's status as a Participating Provider in certain health care networks established by Humana and Provider's service to designated covered individuals ("Members") by contracts issued or administered by Humana. This Agreement applies only to those health care benefits contracts and to those Members designated by Humana.

     The joinder of the two companies under the designation "Humana" shall not be construed as imposing joint responsibility or cross-guarantees. All rights and responsibilities arising in respect to individual Members shall be applicable to only the company which issued the contract covering the respective Member ad may not be imposed on or enforced on the other company.

     3. Medical Services to be Provided

     Provider agrees to provide or arrange for covered health care services for Members in accordance with Attachment B.

     4. Use of Participating Providers

     Provider shall admit or refer Members for covered services only to providers designated or specially approved by Humana.

     5. Provider Fees

     Humana shall pay Provider in accordance with payment arrangement outlined in Attachment C. Provider shall collect any copayment amount applicable to the services provided. The payment from Humana plus the payments owed by Members pursuant to their contract ("Copayments") shall be accepted by Provider as payment in full for all Covered Services. If a health care benefits contract permits any assignment of benefits to be made by Members to providers, then Provider agrees to accept assignment of benefits made by Members, as payment in full.

     6. Coordination of Benefits; Recovery Rights

     Covered services provided to each Member are subject to coordination or subrogation with other benefits payable or paid to or on behalf of the Member, and to Humana's rights of recovery in other party liability situations. Physician shall accept payment from Humana, plus any Copayments, as payment in full for all Covered Services provided to Members, and Physician hereby assigns to Humana all Physician's rights to recover any other benefits that may be payable in respect to a Member.

     Physician agrees to use Physician's best efforts to determine the availability of other benefits, including other party liability, and to obtain any information or documentation required by Humana to facilitate Human's collection of such other benefits.

     7. Policies and Procedures

     Provider agrees to abide by all quality assurance, utilization review, credentialing and other policies and procedures established and revised by Humana from time to time. Such policies and procedures are set out in the Affiliated Provider Manual ("Manual"). Provider shall be notified of any revisions to the policies and procedures and they shall become binding upon Provider thirty (30) days after Humana has notified Provider. Any revisions affecting Provider shall not be discriminatory and shall apply to all providers similarly situated.

     8. No Liability to Members for Charges

     Provider hereby agrees that in no event, including, but not limited to non-payment by Humana, Humana's insolvency or breach of this Agreement, shall Provider bill, charge, collect a deposit from, seek compensation, remuneration or reimbursement from, or have any recourse against Members of Humana or persons other than Humana acting on their behalf for Covered Services provided pursuant to this Agreement. This provision shall not prohibit collection of any Copayments in accordance with the terms of this Agreement.

     Provider further agrees that (1) this provision shall survive the termination of this Agreement regardless of the cause giving rise to termination and shall be construed to be for the benefit of the Member, (2) this provision supersedes any oral or written contrary Agreement now existing or hereafter entered into between Provider and Member or persons acting on their behalf, and
(3) this provision shall apply to all employees and subcontractors of Provider, and Provider shall obtain from such persons written agreement to this provision.

     An modification, addition, or deletion to Article 8 shall become effective on a date no later than fifteen (15) days after the Commissioner of Insurance has received written notice of such proposed changes.

     9. Credentialing

     Participation under this Agreement by Provider, and any Provider employee or subcontractor, is subject to the satisfaction and maintenance, in Humana's sole judgment, of all credentialing standards adopted under the policies and procedures set out in the Manual.

     10. Insurance

     Provider agrees to maintain, at no expense to Humana, such policies of comprehensive and general liability, professional liability and worker's compensation coverage, with such carriers and in such amounts as Humana may reasonably approve, insuring Provider, its members, employees, agents and subcontractors (as applicable), against any claim or claims for damages arising as a result of injury to property or person, including death, occasioned directly or indirectly in connection with the performance of medial services contemplated by this Agreement and/or the maintenance of Provider's facilities and equipment. Upon request, Provider shall provide Humana with evidence of said coverage, and Provider shall require the carrier(s) to provide Humana with notice of any cancellations or modifications. This clause shall survive for a period of time following the termination of this Agreement not less than the Statute of Limitations applicable to personal injury in this State.

     11. Malpractice Claims

     Providers shall within forty-eight (48) hours, or such lessor period of time as required by the applicable statute of this State notify Humana in writing of notice of any Member claim alleging malpractice or the occurrence of any incident which is required to be reported under such statute.

         12.      Standards of Professional Practice

                  Provider agrees to provide Members with medical services which are within the normal scope of Provider's medical practice. These services shall be made available to Members without discrimination and in the same manner as provided to Provider's other patients. Provider agrees to provide medical services to Members in accordance with the prevailing practices and standards of the profession and community.

     13. Medical Records

     Unless otherwise provided in this Agreement Provider shall maintain and retain records relating to Members in such form as required by law and accepted medical practice. Humana or any federal or State regulatory agency, as permitted by law, may obtain copies and have access to any medical, administrative or financial record of Provider related to covered services provided by Provider to any Member upon request. This clause shall survive any termination of this Agreement.

     14. Use of Provider's Name

     Humana shall have the right to include the following information in any and all marketing and administrative materials it distributes: Provider name, telephone number, address, hours of operation, type of practice or specialty, and the names of all physicians providing care at Provider's facility.

     15. Duration of Agreement

     This Agreement shall be effective only if and when Humana has separately notified Provider of its acceptance of Provider's application. Duration of Agreement shall be defined as outlined in Attachment D.

     16. Grievance Procedure

     Provider agrees to cooperate and participate with Humana in its grievance procedure, and Provider will comply with all final determinations made through the grievance procedure.

     17. Assignment and Delegation

     This Agreement is entered into to secure the personal services of Provider. Accordingly Provider may not assign or delegate all or any part of this Agreement without the prior written consent of Humana. Humana may assign this Agreement to any purchaser of all or a substantial portion of the book of business in respect of which this Agreement is executed or to any affiliate of Humana provided that the assignee agrees to assume Humana's obligations under this Agreement.

     18. Entire Agreement

     This Agreement, including the Application, Cover Sheet, Manual, the Attachments hereto and the documents incorporated herein, constitutes the entire Agreement between Humana and Provider with respect to the subject matter hereof, and it supersedes any other medical services Agreement oral or written, between Humana and Provider.

     19. Relationship

     Nothing contained in this Agreement shall be deemed to create any relationship between Provider and Humana other than that of independent contractors. This Agreement is not intended for the benefit of any third parties. Notice to, or consent from, any third party, including a Member or other provider, shall not be required in order to make any termination or modification of this Agreement effective.

     20. Waiver

     Waiver, whether expressed or implied, of any breach of any provision of this Agreement shall not be deemed to be a waiver of any other provision or a waiver of any subsequent breach of the same provision.

     21. Litigation

     In the event of any litigation arising out of or related to this Agreement, the prevailing party shall be entitled to recover from the other party its reasonable attorney fees and costs of litigation including, without limitation, any expert witness fees.

     22. Severability

     If any part of this Agreement should be determined to be invalid, unenforceable, or contrary to law or professional ethics, that part shall be reformed, if possible, to conform to law and ethics, and if reformation is not possible, that part shall be deleted, and the other parts of this Agreement shall remain fully effective.

     23. Right to Injunction

     In the event of an actual or threatened breach of this Agreement, Humana shall be entitled to an injunction enforcing this Agreement in addition to all other remedies available at law.

     24. Liquidated Damages

     Provider acknowledges that Humana has invested and will invest substantial resources including funds, time, effort and goodwill in building a roll of Members to be treated by Provider. Therefore, Provider or any of Provider's employees, principals or financially related entities, shall not solicit, persuade, induce, coerce or otherwise cause the disenrollment of any Member at any time. If any Member disenrolls from Plan to be treated by Provider or any of Provider's employees, principals, or a financially related entity under some other prepaid financial arrangement other than Plan within six (6) months of disenrollment, the Provider shall pay to Humana the amount of $1,200.00 (ONE THOUSAND TWO HUNDRED DOLLARS) for each such Member who is treated by Provider or any of Provider's employees, principals, or any financially related entity. Provider hereby agrees that this amount constitutes liquidated damages and is not a penalty, inasmuch as the actual damages are not ascertainable at the time of the execution of this Agreement. Provider understands that the liquidated damages clause does not apply to or require payment from the Members in any circumstance. Humana agrees with Provider that this provision shall not apply to any Member who disenrolls and is treated by Provider or anyone else on a non-prepaid and non-capacitated fee-for-service basis as a private patient. In addition, Members who were patients prior to Provider's participation as a Humana affiliated Provider, will be excluded from this provision, if Provider can furnish documentation thereof acceptable to Humana. Provider has the obligation to immediately notify Humana of the name of any Member or former Member treated by Provider or any other person covered by this provision within ten (10) days of the first (1st) day of treatment. This clause shall survive termination or expiration of this Agreement for a period of six (6) months regardless of cause giving rise to termination.

     25. Off-Set

     Provider authorizes Humana to deduct monies that may otherwise be due and payable to Provider from any outstanding monies that Member may, for any reason, owe to Humana.

     26. No Third Party Beneficiaries Rights

     The parties have not created and do not intend to create by this Agreement any rights and any third parties under this Agreement, including, but not limited to, Members. The parties acknowledge and agree that there are no third party beneficiaries to this Agreement.

     27. Notices

     Any notice, except notices of changes in policies and procedures pursuant to Article 7, required or desired to be given under this Agreement shall be in writing and shall be delivered in person or mailed by Certified or Registered Mail, postage pre-paid return receipt requested, to the other party at the address set forth below their respective signatures to this Agreement. Except as provided in Article 7, any such notice shall be effective upon receipt. Unless a notice specifically limits its scope, notice to any one party included in the term "Provider" or "Humana" shall constitute notice to all parties included in the respective term.

     28. Incorporation of Attachments

     Attachments A, B, C, D, E, F, G and H are made a part of this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of this ____ day of _______, 199_. It is provided, however, that Humana's execution of this Agreement shall not constitute the acceptance required to make this Agreement effective pursuant to Article 9.


HUMANA

Humana Medical Plan, Inc.

By:  /s/ illegible
    --------------------------------
Title:  V.P. & Gen. Mgr.


Humana Health Plan of Florida, Inc.

By:   /s/ illegible
      ------------------------------

Title: _____________________________


Humana Health Insurance Company of Florida, Inc.

By: /s/ illegible
    --------------------------------

Title: _____________________________


Humana Insurance Company

By:    ____________________________

Title: ____________________________

Address for Notice:

Humana Health Care Plan
5401 W. Kennedy Blvd., Suite 800
Tampa, FL 33609


PROVIDER

By:    _________________________________

Title: _________________________________


PRINCIPALS OF PROVIDER

______________________
______________________
______________________
______________________
______________________
______________________
______________________

Address for Notice:

                                  ATTACHMENT B

                       SERVICES TO BE PROVIDED TO MEMBERS
                       ASSIGNED TO PRIMARY CARE PROVIDERS

     Provider agrees to provide or arrange for Covered Services to Members who have been assigned to Provider by Humana. Provider further agrees not to close their practice to new Members without prior written approval of Humana and will accept Members who are assigned to the Provider without discrimination or screening of such Members based upon their health status.

     Covered Services are those services provided under health benefit plans or health care contracts offered, underwritten, or administered by Humana, as specified in the Manual. Covered Services include the services of Primary Care physician(s) who will provide physician services in the medical office(s) listed in Attachment F ("Center").

     Physician services shall include but not necessarily be limited to: medical and surgical services, including anesthesia; diagnostic tests and procedures that are a part of treatment; other services ordinarily furnished in the physician office, such as x-ray ordered as part of treatment; services of the physician's office nurse; drugs and biologicals that cannot be self-administered; transfusions of blood and blood components; and medical supplies.

     Provider is responsible twenty-four (24) hours a day, seven (7) days a week for providing or arranging all Covered Services including prescribing, directing and authorizing all other care to Members who have been assigned to Provider.

     Provider shall provide to Humana upon request a written description of Provider's coverage arrangements for emergency and urgent care and service coverage in the event of Provider unavailability due to vacation, illness, or after hours. Provider will ensure that all physicians providing coverage are contracted and credentialed physicians with Humana. Provider will also ensure that the physician providing coverage renders services under the same terms and conditions and in compliance with all provisions of this Agreement.

     In the event that emergency and urgent care services are needed by a Member outside the service are, the Provider shall monitor and authorize the out-of-area care and shall provide direct care as soon as the Member is able to return to the service area for treatment without medically harmful or injurious consequences.

     C. Provider shall be capitated for the provision of these services as specified in Attachment


     In the even that Provider terminates from participation in the Plan, Provider shall continue Members medication therapy until the Member has been evaluated by the new Primary Care physician, and physician has had reasonable opportunity to review or modify Member's medication therapy.

                     SERVICES TO BE PROVIDED TO MEMBERS NOT
                       ASSIGNED TO A PRIMARY CARE PROVIDER

     For Members under health benefit or health care contracts offered, underwritten, or administered by Humana where Members are not assigned to a primary care provider, Provider agrees to provide all physician services offered by Provider to such Members. Provider shall be compensated for the provisions of these services as specified in Attachment C.

                                  ATTACHMENT C

                        PAYMENT ARRANGEMENTS FOR MEMBERS
                          ASSIGNED TO PROVIDER'S CENTER

                               COMMERCIAL MEMBERS

     Humana agrees to pay Provider for Covered Services provided to Commercial Members who have been assigned to Provider's Center, according to the payment arrangement set forth below.

1. Part A Fund

     A Part A Fund shall be established which will consist of the "Part A Revenue," "Part A Expenses," and "Claims Reserve Fund." The fund shall be calculated as follows:

Part A Revenue

     An amount equal to the product of the capitation for each age/sex category listed on Exhibit C-1, Commercial Capitations (column titled "HOSP"), multiplied by the number of Members in each category, will be credited to the Part A Fund as "Part A Revenue."

Part A Expenses

     An amount equal to the claim paid by Humana, plus a calculated amount for claims incurred but not reported or paid (IBNR) for Part A Expenses, will be charged to the Part A Fund as "Part A Expenses."

     Part A Expenses include, but are not limited to, costs identified for inpatient hospital medial and surgical services, inpatient hospital psychiatric services, selected outpatient surgery procedures at Humana contracted facilities, skilled nursing home services, and home health care services. Part A Expenses also include the Supplemental Benefits capitation, the cost of the Stop Loss Pool (as specified in Section 5 below) and other Covered Services or costs which may be determined to be Part A Expenses by Humana in the normal course of business.

Claims Reserve Fund

     The balance of the Claims Reserve Fund is determined by multiplying the Per Capita Reserve Amount by the number of Commercial and individual Members currently assigned to the Provider, and is adjusted on a monthly basis. The Per Capita Reserve Amount is calculated by dividing the total claims paid, pending, or incurred during the prior three months of operation, by the Provider's total Commercial and individual enrollment for the same period.

     Surpluses from the Provider's Part A Fund are paid into the Claims Reserve Fund each month until the Claims Reserve Fund balance is reached. The Claims Reserve Fund shall be used to pay for any Part A Expenses which are not covered by the Part A Fund. Any funds remaining upon termination of this Agreement shall be shared equally between Provider and Humana.

     Part A Revenue, less Part A Expenses shall be calculated on a monthly basis, beginning with the fourth month of this Agreement. If the calculation reflects a positive balance, then the balance is a surplus. The surplus shall be credited towards the Claims Reserve Fund balance, and any net surplus exceeding the Claims Reserve Fund balance shall be shared equally between Provider and Humana. The Provider's share of the net surplus shall be paid to the Provider on or about the last day of the month following the calculation above.

     If the  calculation  reflects a  negative  balance,  then the  balance is a
deficit.   Fifty-percent  of  the  deficit  shall  be  absorbed  by  Humana  and fifty-percent of the deficit shall be payable by Provider to Humana.

2. Part B Fund

     A Part B Fund shall be established to pay for Part B Expenses. The fund shall be calculated as follows:

Part B Revenue

     An amount equal to the product of the capitation for each age/sex category listed on Exhibit C-1, Commercial Capitation (column titled "REF"), multiplied by the number of Members in each category; plus,

     An amount for Supplemental Benefits as listed on Exhibit C-1 (column titled "Drug" and "Vision"), multiplied by the number of Members who have selected such supplemental benefits, will be allocated to the Part B Fund as "Part B Revenue."

Part B Expenses

     An amount equal to the claims paid by Humana, plus a calculated amount for claims incurred but not reported or paid (IBNR) for Part B costs which Humana is expected to pay; plus

     An amount allocated to the Stop Loss Pool, plus

     An amount allocated to the Maternity Pool, will be charged to the Part B Fund as "Part B Expenses."

     Part B Expenses are all costs for Covered Services not defined as Part A Expenses. Part B Expenses include, but may not be limited to, hospital based physician fees, specialists fees, hospital outpatient services and supplemental benefits costs.

     Part B Revenue, less Part B Expenses, shall be calculated on a monthly basis, beginning with the fourth month of this Agreement. If the calculation reflects a positive balance then the balance is a surplus. One Hundred Percent (100%) of the surplus shall be credited to the Provider on a monthly basis. If the monthly calculation reflects a negative balance, then the balance is a deficit. One Hundred Percent (100%) of the deficit amount will be owed by Provider to Humana.

3.  Payment of Surpluses or Deficits

     At the close of each month, any Part A and/or Part B surpluses shall be offset by any Part A and/or Part B deficits. Any resulting net surplus shall be paid to the Provider on or about the end of the following month. Any resulting net deficit shall be paid to Humana upon notification by Humana of such deficits.

4. Primary Care Capitation

     The Primary Care Capitation paid to Provider for Physician Services, will be mailed on or about the 15th day of each month, and will consist of the following:

     An amount equal to the product of the capitation for each age/sex category on Exhibit C-1, Commercial Capitation (column titled "PCP"), multiplied by the number of Members in each category.

5. Stop Loss Pool

     A Stop Loss Pool shall be maintained to pay for Part A and Part B Expenses incurred by a Member after having reached the threshold amount in any one calendar year. Threshold amounts are defined in the Manual.

     Claims paid from the Maternity Pool shall not be considered expenses for purposes of the Stop Loss Pool, and shall not be included in the calculation.

     The per member per month costs of the Stop Loss Pool shall be charged to the Part A Fund and Part B Fund on a pro-rata basis. The initial per member per month rate for a new Provider will be the rate in effect on the effective date of this Agreement. The rate will adjust for all Providers at the same time.

     Humana retains the right to purchase Reinsurance coverage with the funds from the Stop Loss Pool for the purposes described above.

6. Maternity Pool

     A Maternity Pool shall be maintained to cover the cost of all Part A Fund and Part B Fund maternity expenses (as defined in the Manual). The per member per month cost of the Maternity Pool shall be charged to the Provider's Part A Fund and Part B Fund on a pro-rata basis. The initial per member per month rate for a new Provider will be the rate in effect on the effective date of this Agreement. The rate will adjust for all Providers at the same time.

     Humana retains the right to purchase Reinsurance coverage with the funds from the Maternity Fund Pool for the purposes described above.

7. Other Pools

     Provider agrees to participate in any other Stop Loss or Risk Sharing-type Pool that Humana may create from time to time that, in Humana's sole judgment, helps ensure the financial viability of the Health Care Network. Provider will be notified at least 20 days in advance of any changes in the Stop Loss Pool or other Risk Sharing-type Pool.

8. Capitation Adjustments

     The per member per month rates used to calculate Part A Revenue, Part B Revenue, Supplemental Benefits Capitation or Primary Care Capitation, may be adjusted from time to time to reflect the changes made in the rates paid to Humana for Commercial and individual Members, changes in benefits offered to Members by Humana or any other business reasons.

                                MEDICARE MEMBERS

     Humana agrees to pay Provider for Covered Services provided to Members who have been assigned to Provider, according to the payment arrangement set forth below:

1. Part A Fund

     A Part A Fund shall be established which will consist of the "Part A Revenue," "Part A Expenses," and "Claims Reserve Fund." The fund shall be calculated as follows:

Part A Revenue

     An amount equal to the product of the capitation for each age/sex category listed on Exhibit C-2, Medicare Capitation (section A titled "Medicare Part A Capitation"), multiplied by the number of Members in each category, will be credited to the Part A Fund as "Part A Revenue."

Part A Expenses

     An amount equal to the claim paid by Humana, plus a calculated amount for claims incurred but not reported or paid (IBNR) for Part A Expenses, will be charged to the Part A Fund as "Part A Expenses."

     Part A Expenses include, but are not limited to, costs identified for inpatient hospital medical and surgical services, inpatient hospital psychiatric services, selected outpatient surgery procedures at Humana contracted facilities, skilled nursing home services, and home health care services. Part A Expenses also include the Supplemental Benefits capitation, the cost of the Stop Loss Pool (as specified in Section 5 below), and other Covered Services or costs which may be determined to be Part A Expenses by Humana in the normal course of business.

Claims Reserve Fund

     The balance of the Claims Reserve Fund is determined by multiplying the Per Capita Reserve Amount by the number of Medicare Members currently assigned to the Provider, and is adjusted on a monthly basis. The Per Capita Reserve Amount is calculated by dividing the total claims paid, pending, or incurred during the prior three months of operation, by the Provider's total Medicare enrollment for the same period.

     Surpluses from the Provider's Part A Fund are paid into the Claims Reserve Fund each month until the Claims Reserve Fund balance is reached. The Claims Reserve Fund shall be used to pay for any Part A Expenses which are not covered by the Part A Fund. Any funds remaining upon termination of this Agreement shall be shared equally between Provider and Humana.

     Part A Revenue, less Part A Expenses shall be calculated on a monthly basis, beginning with the fourth month of this Agreement. If the calculation reflects a positive balance, then the balance is a surplus. The surplus shall be credited towards the Claims Reserve Fund balance, and any net surplus exceeding the Claims Reserve Fund balance shall be shared equally between Provider and Humana. The Provider's share of the net surplus shall be paid to the Provider on or about the last day of the month following the calculation above.

     If the  calculation  reflects a  negative  balance,  then the  balance is a
deficit.   Fifty-percent  of  the  deficit  shall  be  absorbed  by  Humana  and fifty-percent of the deficit shall be payable by Provider to Humana.

2. Part B Fund

     A Part B Fund shall be established to pay for Part B Expenses. The fund shall be calculated as follows:

Part B Revenue

     An amount equal to the product of the capitation for each age/sex category listed on Exhibit C-2, Medicare Capitation (section B titled "Medicare Part B Referral Capitation"), multiplied by the number of Members in each category; plus,

     An amount for Supplemental Benefits as listed on Exhibit C-2 (section D titled "Medicare Supplemental Benefits Capitation"), multiplied by the number of Members who are eligible for Medicare, Part A.

Part B Expenses

     An amount equal to the claims paid by Humana, plus a calculated amount for claims incurred but not reported or paid (IBNR) for Part B costs which Humana is expected to pay; plus

     An amount allocated to the Stop Loss Pool.

     Part B Expenses are all costs for Covered Services not defined as Part A Expenses. Part B Expenses include, but may not be limited to, hospital based physician fees, specialists fees, hospital outpatient services and supplemental benefits costs.

     Part B Revenue, less Part B Expenses, shall be calculated on a monthly basis, beginning with the fourth month of the Agreement. If the calculation reflects a positive balance then the balance is a surplus. One Hundred Percent (100%) of the surplus shall be credited to the Provider on a monthly basis. If the monthly calculation reflects a negative balance, then the balance is a deficit. One Hundred Percent (100%) of the deficit amount will be owed by Provider to Humana.

3.  Payment of Surpluses or Deficits

     At the close of each month, any Part A and/or Part B surpluses shall be offset by any Part A and/or Part B deficits. Any resulting net surplus shall be paid to the Provider on or about the end of the following month. Any resulting net deficit shall be paid to Humana upon notification by Humana of such deficits.

4. Primary Care Capitation

     The Primary Care Capitation paid to Provider for Physician Services, will be mailed on or about the 15th day of each month, and will consist of the following:

     An amount equal to the product of the capitation for each age/sex category on Exhibit C-2, Medicare Capitation (section C titled "Medicare Primary Care Provider Capitation"), multiplied by the number of Members in each category.

5. Stop Loss Pool

     A Stop Loss Pool shall be maintained to pay for expenses incurred by a Member after having reached the threshold amount. The threshold amount is defined in the Manual. The per Member per month rate for a new Provider will be the rate in effect on the effective date of the contract and will be revised for all Providers at the same time. Humana retains the right to purchase reinsurance coverage for these purposes.

6. Other Pools

     Provider agrees to participate in any other Stop Loss or Risk Sharing-type Pool that Humana may create from time to time that, in Humana's sole judgment, helps ensure the financial viability of the Health Care Network. Provider will be notified at least 30 days in advance of any changes in the Stop Loss Pool or other Risk Sharing-type Pool.

8. Capitation Adjustments

     The per member per month rates used to calculate Part A Revenue, Part B Revenue, Supplemental Benefits Capitation or Primary Care Capitation, may be adjusted from time to time to reflect the changes made in the rates paid to Humana for Commercial and individual Members, changes in benefits offered to Members by Humana or any other business reasons.

            PAYMENT ARRANGEMENT FOR MEMBERS NOT ASSIGNED TO PROVIDER

1. Humana P.P.O. and other non-assigned Members (except Medicare Supplement Members)

     As of the Effective Date, for those Members who are under health benefit or health care contracts offered, underwritten, or administered by Humana where Members are not assigned to Provider, Provider agrees to provide all physician services offered by Provider. Provider agrees to accept as payment in full from Humana seventy percent (70%) of the Medicare Allowable or Provider's Fee Profile, whichever is less, less any co-payments and deductibles due from such Members for physician services provided to such Members (the "Fee for Service Payment Method").

2. Humana Medicare Supplement Members

     As of Effective Date, Provider also agrees to bill the Medicare intermediary, for Humana supplemental benefit plans where Humana's coverage supplements the basic coverage of another carrier or third party payor. Provider agrees to accept the basic coverage as payment in full.

                                  ATTACHMENT D

                              DURATION OF AGREEMENT

     This Agreement shall continue for a term of five (5) years from the effective date, unless terminated as provided in this Agreement.

     Provider may terminate this Agreement for cause if Humana fails to make payments required under this Agreement, but only after written notice and providing at least sixty (60) days in which Humana may avoid termination by curing the default in payment. Any dispute concerning the amount of payment owed shall be resolved according to the procedures specified in the Manual.

     Humana may terminate this Agreement for cause if Provider fails to carry out any term or condition of this Agreement or has otherwise defaulted under this Agreement, after thirty (30) days written notice, or Humana may elect to impose optional procedures in lieu of termination of this Agreement, as specified in this Attachment D.

     Humana may terminate this Agreement immediately upon written notice, stating the cause for such termination, in the event Humana reasonably determines that (i) Provider's continued participation under this Agreement may adversely affect the health, safety or welfare of any Member or bring Humana or its health care networks into disrepute, (ii) or Provider engages in or acquiesces to any act of bankruptcy, receivership or reorganization, (iii) or Humana loses its authority to do business. Humana may also terminate this Agreement immediately if it loses authority to conduct any limited segment of its business, but only as to that segment.

     Humana may elect to terminate this Agreement upon sixty (60) day written notice, if Provider's cumulative Part A/Part B deficits, for three consecutive months, exceeds those months' cumulative Primary Care Capitation by 100%. "Cumulative" Deficit is defined as the amount of the deficit after offset payments (offset provisions are defined in Clause 25). "Cumulative" Primary Care Capitation is defined as the Provider's capitation amount for Primary Care Services net any offset payments or withholds. Termination may be delayed or waived. Waiver for termination for any given period would not waiver termination rights for succeeding periods.

     Provider agrees that he will not alter his referral patterns for non-Members as a result of entering into this contract or as a result of Humana entering into any contract with any other practitioner (herein the "Referee"). If the percentage of Provider's non-Members referred to a Referee declines by greater than 10% during any six (6) month period compared with the percentage referred prior to the Referee's Effective Date, and if the Referee also contracts to furnish services to Members, then Humana may, at its option, terminate this Agreement upon sixty (60) days notice unless Provider shall submit evidence satisfactory to Humana that the change in referrals to the Referee was for a cause other than Referee's entering into a contract with Humana.

     Either party may elect to terminate this Agreement without cause after the first two (2) years upon giving six (6) months written notice. In addition, this Agreement may be terminated by mutual written consent of both parties at any time.

     Any termination of this Agreement (except immediate terminations) by either party, shall become effective at the end of a month. Upon termination, Provider agrees to provide medical services to any Member hospitalized on the date of termination until the date of discharge, or until Humana has made arrangements for substitute care. Humana agrees to pay for such covered services in accordance with Attachment C.

     Provider understands that termination of this Agreement shall not relieve Provider from Provider's obligation to provide, or arrange and pay for Covered Services to Members through the last day of this Agreement. Humana retains the right to recover from Provider any costs paid on Provider's behalf which are obligations of Provider and become necessary to be paid by Humana to maintain the health care delivery network.

     Compliance  with  Florida  Statutes - As  required  under  Florida  Statute
Section 641.234, as amended, effective October 1, 1988, if the Department of Insurance has information and belief that this Agreement requires Humana Medical Plan, Inc. and/or Humana Health Plan of Florida, Inc. ("Humana") to pay a fee which is unreasonably high in relation to the services provided, after review of this Agreement, the department may order Humana to cancel this Agreement if it determines that the fees to be paid by Humana or as compared with similar contracts entered into by other health maintenance organizations in similar circumstances, such that this Agreement is detrimental to the subscribers, stockholders, investors, or creditors of Humana. The issuance of such an order by the Florida Department of Insurance will not affect the termination of the entire Agreement which shall remain in full force and effect with respect to Humana Health Insurance Company of Florida, Inc. and Humana Insurance Company and product lines contemplated in the Agreement to which this Amendment is made a part.

     As required under Florida Statute Section 641.315, Provider shall provide sixty (60) days advance written notice to Humana at the address listed in the "Notices" section of this Agreement, and to the Department of Insurance, Bureau of Specialty Insurers, 200 East Gaines Street, Tallahassee, Florida 32399-0300, before canceling this Agreement with Humana for any reason. Nonpayment for goods or services rendered by Provider to Humana or any of its Members shall not be a valid reason for avoiding such 60-day advance notice of cancellation. Upon receipt by Humana of a 60-day cancellation notice, Humana may, if requested by the Provider terminate the contract in less than sixty (60) days if Humana is not financially impaired or insolvent.

     Humana and Provider hereby acknowledge and agree that the provisions stated in the previous paragraph do not relieve the Provider of any of its other obligations under this Agreement that are not inconsistent with the foregoing, including without limitation any obligation Provider has to provide more than sixty (60) days notice of cancellation of this Agreement, to Humana.

     Any change (including any addition and/or deletion) to any provision or provisions of this Agreement that is required by duly enacted federal or Florida legislation, or by a regulation or rule finally issued by a regulatory agency pursuant to such legislation, rule or regulation, will be deemed to be part of this Agreement without further action required to be taken by either party to amend this Agreement to effect such change or changes, for as long as such legislation, regulation or rule is in effect.

Optional Procedures in Lieu of Termination

     If, upon Humana's determination that Provider has breached this Agreement or is not abiding by any policy or procedure specified in this Agreement, the Manual, or other publication by which Provider has been notified of such policy or procedure, Humana may elect to implement a remedial plan under which the Provider will have a reasonable period of time to comply with the provisions of this Agreement. This "Corrective Action Plan" is specified in the Manual.

     Humana may also immediately implement a procedure to restrict new Members at Provider's Medical Center. This procedure will continue until such time as Humana determines that Provider has corrected the default and may then take additional Members.

     If, as a result of Provider's untimely payment to any Participating Provider which Provider is obligated to pay directly, the services of Members are disrupted, Humana may, at its sole discretion, immediately implement a procedure in lieu of termination whereby Humana will pay such providers and deduct the payment from any monies due and owing by Humana to Providers. This procedure will continue until such time as Humana determines that the Provider is able to resume payment to these providers without disruption of services. This shall not relieve the Provider's obligation to pay Participating Providers.

     Provider understands that Humana has no obligation to implement the Optional Procedures specified above in lieu of termination, and that such option does not waive any rights under this Agreement.

                                  ATTACHMENT E

Section 1 - Health Care Delivery Network/Participating Providers

Section 2 - Provider's Facility

Section 3 - Advertising and Marketing

Section 4 - Conflicts of Interest

Section 5 - Medical Records

Section 6 - Access to Information


                                    SECTION 1
             HEALTH CARE DELIVERY NETWORK - PARTICIPATING PROVIDERS

     Except as otherwise provided in this Agreement, Provider shall admit or refer Members to those hospitals, specialists and other health care professionals, hereinafter "Humana Participating Providers," with whom Humana has contracted as part of its Health Care Delivery Network. These Humana Participating Providers are listed in the Manual and may change from time to time. Humana shall pay the Humana Participating Providers directly at a pre-negotiated capitation payment or fee-for-service payment on behalf of the Provider for appropriately referred services, and these payments shall be charged to the appropriate account of the Provider, as described in Attachment C.

     Provider may substitute their own Participating Provider with another of their own choosing after having first obtained written approval of Humana, such approval shall not be unreasonably withheld. Provider shall obtain written agreement from these Participating Providers after Humana has approved such agreements and Participating Providers have been credentialed by Humana. Humana will pay these participating providers directly as described above.

     Provider understands and agrees that no physician or other health professional or facility shall be permitted to provide services to Humana Members which have not been credentialed by Humana. Provider agrees to replace any physician or other health professional who has been decredentialed by Humana within a reasonable period of time after Provider has been notified in writing of such decredentialing, with a provider who has been credentialed by Humana.

     Provider understands that, from time to time, other providers' agreement will expire or be terminated, and that Members will be transferred to Provider's Center. Provider agrees to honor existing Health Care Delivery Network contracts covering Members which have been transferred into Provider's Center, until such time as those contracts can be terminated.

                                    SECTION 2
                               PROVIDER'S FACILITY

     Provider is, or will be providing health care services at the facility location listed on the attached Attachment F. This facility is known as the Provider's "Center." Provider agrees not to change the location where services are provided to Members, or to add any new locations, without the prior written approval of Humana. Similarly, Provider must obtain Humana's prior written approval before closing any location. Provider will establish regular business hours for the provision of services to Humana Members. In establishing business hours, Provider should take into consideration the number and type of Members assigned to the facility. The proposed business hours listed on Attachment F are subject to approval by Humana. This does not relieve Provider of its obligation to provide 24-hour per day medical coverage for Members.

                                    SECTION 3
                            ADVERTISING AND MARKETING

     Provider may participate in the generation of Membership through marketing and advertising only after obtaining prior written approval of Humana. Provider will not advertise or utilize any marketing materials, logos, tradenames, servicemarks, or other materials created or owned by Humana, or make reference to Humana without Humana's written consent. Provider shall not acquire any right or title in or to the marketing materials, logos, tradenames, service marks, or other materials of Humana, the same shall remain at all times the exclusive property of Humana.

     Provider agrees to install appropriate signage promoting Humana both outside and inside its facility, subject to limitations in Provider's lease or local ordinance. Such signage must be approved by Humana and will be installed at Provider's expense. Provider further agrees to display marketing materials provided by Humana inside the facility. Upon request by Humana and within ten
(10) working days, Provider agrees to remove any such signage and materials from exterior or interior of its facility, as the case may be, and either deliver or destroy same in accordance with the instructions of Humana.

     Provider agrees not to send written communication to Provider's Members, other than that provided for in the manual, without the prior review and approval by Humana.

                                    SECTION 4
                              CONFLICT OF INTEREST

     Provider hereby represents and warrants that, except as disclosed on Attachment G, Provider, including all Principals of Provider, shall not be interested, directly or indirectly, in any manner, as a contractor, partner, officer, director, shareholder, advisor, employee, or in any other capacity, in any other health maintenance organization, prepaid health plan, or similar entity providing prepaid health services, hereafter referred to as a "Competitive Plan."

     Provider agrees that Provider has a continuing obligation to notify Humana of any changes in Attachment G.

     Provider is not permitted to contract or affiliate with any Competitive Plan which offers a Medicare HMO product which will be provided to members of the Competitive Plan at the same facility where services are provided to Members of Humana. Provider may contract or affiliate with a Competitive Plan which offers a Medicare HMO product which will be provided to members of the Competitive Plan at a facility which is not affiliated with Humana and which is a reasonable distance from the Provider's facility under this Agreement. Provider may contract or affiliate with a Competitive Plan which does not offer a Medicare HMO product at any facility.

     Humana reserves the right to determine which Competitive Plans offer Medicare HMO products and to prohibit Provider from contracting or affiliating with such plans at the facility under this Agreement, or at facilities within a reasonable distance from this facility.

     Provider represents and warrants that neither Provider, nor any employee or agent of Provider, shall solicit or otherwise attempt to induce, directly or indirectly, any Members to disenroll from Humana or to enroll in any Competitive Plan. It shall be deemed conclusively that Provider has breached this representation and warranty if a Member disenrolls from Humana, and within six
(6) months thereafter, or six (6) months following any termination of this Agreement, whichever shall occur first, said Member enrolls in a Competitive Plan in which Provider is interested, directed or indirectly.

     Provider agrees to identify any and all facilities and agencies (e.g. Lab, X-ray, Nursing Home or Home Services agency, etc.) where Provider refers patients and where Provider has an ownership or financial interest. Provider will make such disclosure at time of contract execution and thereafter whenever ownership or financial interest in a facility or agency is obtained.

     Except in the case of death or legal incompetence, Provider represents and warrants that there shall be no change in ownership without Humana's approval, and such approval shall not be unreasonably withheld. Any such change in ownership is subject to the limitations of Assignment and Delegation specified in Article 17 of this Agreement. In the event a change of ownership occurs as a result of the death or legal incompetence of one of the Principals, Provider (or its personal representative) shall notify Humana of any such change or impending change within fifteen (15) days of the date of death or petition for a judgment of incompetence.

                                    SECTION 5
                                 MEDICAL RECORDS

     Provider shall maintain and retain records on behalf of Humana relating to Members in such form as required by law and accepted medical practice. Humana shall be the owner of such records and may obtain, copy, have access to, or cause to be transferred any and all medical, administrative or financial records related to the covered services provided by Provider to any Member upon request. Provider agrees to transfer the original medical record of any Member who has transferred to another Provider for any reason, including termination of this Agreement, upon request by Humana or the Member. The transfer of medical records shall be at no cost to either Humana or the Member. Provider agrees to pay court costs or legal fees necessary for Humana to enforce the terms of this Section 5. This Section 5 shall survive the termination of this Agreement for any reason.

                                    SECTION 6
                              ACCESS TO INFORMATION

     Provider agrees Humana or its designee shall have access and an opportunity to thoroughly examine Provider's facilities, books, records and operations at any time. Further, Humana or its designee shall have access and an opportunity to thoroughly examine at any time facilities, books, records and operations of any related organization or entity. Related organization or entity shall be defined as (1) having influence or ownership or control and (2) either a financial relationship or a relationship for rendering of services. Purpose of such requirement is to permit Humana the right to assure compliance with all financial, operational, quality assurance, as well as, any and all other obligations required of Provider under this Agreement or the Manual.

     Failure by any person or entity involved, including Provider, to comply with any requests for access, above mentioned, within ten (10) business days of receipt of notification will be considered a breach of contract.

                        PROXY FOR HOLDERS OF COMMON STOCK
                              THE LEHIGH GROUP INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

             SPECIAL MEETING OF STOCKHOLDERS -- ______________, 1997

         The undersigned hereby appoints Salvatore J. Zizza and Robert A. Bruno, and each of them, proxies of the undersigned with full power of substitution to vote all of the undersigned's Common Stock, par value $ .001 per share, as indicated hereon, of THE LEHIGH GROUP INC. ("Lehigh") at the Special Meeting of Stockholders to be held ____________, _____________, 1997 at
_______________________________ and at any adjournments thereof, upon all matters that may properly come before the Special Meeting, including the matters described in the Proxy Statement/Prospectus furnished herewith, subject to the directions indicated below:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR:

1.       The merger of Lehigh Management Corp., into First Medical Corporation.

                        -----               -----                   -----
                  FOR   |   |     AGAINST   |   |        ABSTAIN    |   |
                        -----               -----                   -----

2. The approval of the following amendments to the Restated Certificate of Incorporation and By-laws of Lehigh:

   A.    To eliminate cumulative voting for the election of directors.

   B.    To eliminate action by stockholders by written consent.

   C. To provide that the number of directors comprising the entire Board of Directors of Lehigh be not less than seven nor more than eleven, as determined from time to time by the Board of Directors.

   D. Requiring any further amendments to the provisions of the Certificate of Incorporation addressed by parts (A) through (C) to require the vote of the holders of at least 60% of the outstanding shares of Lehigh common stock.

                        -----               -----                   -----
                  FOR   |   |     AGAINST   |   |        ABSTAIN    |   |
                        -----               -----                   -----

3. To approve the adoption of an amendment to the Restated Certificate of Incorporation of Lehigh to change the name of the Corporation from "The Lehigh Group Inc." to "The First Medical Group, Inc.".

                        -----               -----                   -----
                  FOR   |   |     AGAINST   |   |        ABSTAIN    |   |
                        -----               -----                   -----

4.       ELECTION OF DIRECTORS

         -----
         |   |
         -----             FOR all Director nominees, pro rata (or in such other
proportions as the proxy holders may determine in their sole discretion).

         -----
         |   |
         -----            CUMULATE my votes as follows (insert number of votes*)


                    --------------------    Salvatore J. Zizza

                    --------------------    Dennis A. Sokol

                    --------------------    Melvin E. Levinson, M.D.

                    --------------------    Elliot H. Cole

                    --------------------    Paul Murphy

                  * NOTE: The number of votes is equal to the total number of shares of Common
                                    Stock to be voted, multiplied by five.

         -----
         |   |
         -----             WITHHOLD my vote.

5. The ratification of the appointment of BDO Seidman, LLP, as independent auditors of Lehigh for the year ending December 31, 1996.
                        -----               -----                   -----
                  FOR   |   |     AGAINST   |   |        ABSTAIN    |   |
                        -----               -----                   -----

6. The transaction of such other business as may properly come before the meeting.

PLEASE CHECK IF YOU PLAN TO ATTEND THE MEETING     -----
                                                   |   |
                                                   -----

                          THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR
PROPOSALS 1, 2, 3, 4 AND 5, IF NO INSTRUCTION TO THE CONTRARY IS INDICATED OR IF NO INSTRUCTION IS GIVEN.

                          All as set forth in the Proxy Statement/Prospectus for
this Special Meeting of Stockholders.

                          Dated --------------------------, 1997

                          ---------------------------------(L.S.)

                          ---------------------------------(L.S.)
                          Signature of Stockholder(s)

                          Please sign your name as it appears on this Proxy. If executed by a corporation a duly authorized officer should sign. Partners, executors, trustees, guardians or attorneys should so indicate when signing. If shares are held jointly, EACH holder should sign.


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